              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                             MFS TOTAL RETURN PORTFOLIO

                         TRAVELERS MANAGED INCOME PORTFOLIO

                         SMITH BARNEY MONEY MARKET PORTFOLIO
              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2001




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
We are pleased to provide the annual report for the Travelers Series Fund Inc. -- MFS Total Return Portfolio, Travelers Managed Income Portfolio and Smith Barney Money Market Portfolio ("Portfolio(s)") for the year ended October 31, 2001./1/ In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

MFS Total Return Portfolio
Performance Update
For the year ended October 31, 2001, the MFS Total Return Portfolio ("Portfolio") returned negative 0.22%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 24.89% and the Lehman Brothers Government/Corporate Bond Index/3/ returned 15.32%, respectively, for the same period. The Lipper Inc./4/ peer group of variable balanced funds returned negative 7.56% for the same period. Please note that past performance is not indicative of future results.
--------
1The Portfolios are underlying investment options of various variable annuity products. A variable-annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note, an investor cannot invest directly in an index. 3The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note, an investor cannot invest directly in an index.
4Lipper is an independent mutual fund-tracking organization.


       1 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Investment Strategy
The Portfolio's primary investment objective is to offer above-average income (compared to a portfolio invested entirely in stocks), consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should be a reasonable opportunity for growth of capital and income. The Portfolio seeks to achieve its objectives by investing in a broad range of stocks and bonds of both U.S. and foreign issuers.

Market and Portfolio Review
Most stock prices were down dramatically at the close of the period, due largely to substantial reductions in earnings growth for many companies. Although most equities are clearly more attractively priced than they were one or two years ago, we believe the markets have not yet reached a point of significant undervaluation. At present, we would say that most equities are fairly valued, and that they currently offer the opportunity for returns that fall within the range of long-term historical averages.

One of the Portfolio's largest concentrations is in banks, with FleetBoston Financial Corp. and Bank of America Corp. as our top two positions within the group. FleetBoston and Bank of America appear to be attractively valued, with strong balance sheets and compelling dividend yields.

Another of the Portfolio's largest concentrations is in utilities and communications. A significant exposure is in communication services, with Sprint Corp. as one of the Portfolio's largest holdings. We opted to increase our exposure to long distance because we saw more attractive valuations and a more promising outlook. We also increased our weighting in consumer staples, adding to our positions in Gillette Co. and Procter & Gamble Co. Both companies are in the midst of restructuring, with new managements in place that are focused on improving operating and capital discipline -- goals that we feel are reasonable and achievable.

Over the year, our asset-allocation strategy has remained constant, with approximately 55% to 60% of the Portfolio invested in stocks and the remainder in fixed income. At the end of the period, equities represented approximately 50% of the Portfolio's assets, while 50% was invested in bonds, short-term securities and money-market instruments. We have traditionally taken a disciplined approach in managing the Portfolio because we believe it offers investors the ability to pursue growth while also helping to reduce risk through broad diversification across different asset classes.


       2 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Given today's uncertain economic environment, we have focused even more heavily on companies with discounted valuations -- companies we feel have strong franchises, solid managements and excellent prospects for cash and earnings growth. We believe these are the types of companies that can benefit the Portfolio's performance through all types of market environments over the long term. Since the second quarter of 2000, our conservative, value-oriented/5/ approach -- an approach that focuses on businesses that we believe offer reliable cash flows, predictable earnings and reasonable valuations -- has contributed to the Portfolio's performance.

The Portfolio's value orientation extends to its fixed-income side as well. Over the past several years, we have maintained a focus on high-quality corporate bonds. Importantly, we have reduced our emphasis on lower rated, high-yield bonds, leading to a general upgrade in the quality of the bond portfolio. Our primary objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities and U.S. Treasury securities.

During the period, our bond portfolio provided a significant boost to the Portfolio's performance as investors sought protection from the sharp sell-off in the equity markets. On the equity side, only companies that were viewed as defensive holdings with strong balance sheets and reliable cash flows posted positive results during the period. Stocks such as HCA Inc., Pepsico Inc. and Abbott Laboratories were among the few to help performance during the past year.

The Portfolio's significant exposure to oil and natural-gas stocks detracted from performance during the period. Despite the sector's poor performance, we continue to believe that natural-gas pricing will rebound from its current demand-driven doldrums. Similarly, in spite of the frenetic drilling activity in the U.S. earlier this year, the supply of gas has barely budged, leaving us confident about the long-term outlook for natural gas stocks. We are also confident about the outlook for oil, despite recent price weakness. We expect oil prices to remain at levels that can support strong cash flows and healthy drilling levels for the major integrated companies, which may, in turn, boost stock prices.

Market and Portfolio Outlook
As far as the economy is concerned, the outlook is unclear. Following the tragic events of September 11th, consumer confidence has declined and capital spending has shown no sign of increasing. Until evidence of a recovery in corporate earn-

--------
5Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.


       3 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders ings becomes more compelling, we are likely to maintain our defensive investment strategy for the Portfolio.

That said, we are beginning to focus on companies that are likely to benefit once the economy begins to recover. We think the Portfolio's significant investment in companies such as Viacom Inc. and Deere & Co. exemplify our conservative approach to stock picking, our emphasis on high-quality companies with improving business fundamentals, and our confidence in the long-term health of the U.S. economy.

Travelers Managed Income Portfolio
Performance Update
For the year ended October 31, 2001, the Travelers Managed Income Portfolio ("Portfolio") returned 13.50%. In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index/6/ returned 14.25% for the same period. Please note that past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital. It invests primarily in U.S. corporate-debt obligations and U.S. government securities, including mortgage- and asset-backed securities, but may also invest to a limited extent in foreign issuers.

Market and Portfolio Overview
In the aftermath of the September 11th terrorist attacks, our investment professionals quickly met to evaluate the consequences of the events and to take proactive measures to protect our clients' investments. Briefly, the Portfolio's management team:
  .  Carefully monitored the Portfolio for new concentrations of risk;
  .  Identified the sectors that would be most affected;
  .  Identified the individual credits that would be most affected;
  . Started to determine the price movements for bonds across the yield curve/7/;

--------
6The Lehman Brothers Intermediate Government/Corporate Bond Index is a broad measure of bonds with maturities of up to 10 years. Please note that an investor cannot invest directly in an index.
7The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


       4 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

  . Assessed the liquidity in the market; and . Updated our global overview.

Even before September 11th, the U.S. Federal Reserve Board ("Fed") began 2001 with an aggressive campaign of easing (i.e., reducing) short-term interest rates. Until recently, it appeared that the Fed was near the end of its rate cuts. The tragic events of September 11th, however, changed monetary policy significantly. Since that day, the Fed lowered short-term rates three times in 50 basis point/8/ increments and once by 25 basis points. It lowered the rates with an intra-meeting move on September 17th before the equity markets reopened, on October 2 and again on November 6th and December 11th. (Please note that the November 6 and December 11 rate reductions occurred after the Portfolio's reporting period ended). The federal funds rate ("fed funds rate")/9/ now stands at 1.75%, its lowest level in four decades.

The already-struggling U.S. economy was further weakened by the events of September 11th. Preliminary third-quarter 2001 Gross Domestic Product ("GDP")/10/ contracted by 0.4% -- the first contraction since 1993. Consumer confidence, which was already slipping before September 11th, dropped to its lowest level since 1994. In October, the National Association of Purchasing Management Non-Manufacturing Index/11/ dropped to 40.6%, indicating that the slowdown in the service sector was now mirroring prior weakness in the manufacturing sector. The labor market also continued to weaken: Payrolls declined by 415,000 and the unemployment rate rose to 5.4% during October 2001, capturing the aftershocks of the terrorist attacks.

Market and Portfolio Outlook
Looking forward, we expect fourth-quarter 2001 GDP to contract between 1% and 3%, implying a recessionary environment that will likely continue into the first quarter of 2002. We also expect consumer spending will remain tepid because of the war on terrorism and the weak economy. Finally, we suspect the unemployment rate will rise to between 5.5% and 6.0% by the end of the 2001. With a labor pool of approximately 140 million people in the U.S., a 1% increase in unemployment indicates a loss of 1.4 million jobs.

--------
8 A basis point is 0.01%, or one one-hundredth of a percent.
9 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge. The fed funds rate often points to the direction of U.S. interest rates.
10The GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.
11This National Association of Purchasing Management Non-Manufacturing Index gauges U.S. non-manufacturing economic activity.


       5 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

On the fiscal side, we believe there will be a significant increase in government spending -- particularly in the national-security and defense sectors -- that could amount to as much as $150 billion in additional spending. Over the next several quarters, national security, defense spending and rebuilding efforts may provide a fiscal stimulus of 1% of GDP. Reductions in crude-oil prices should act as an additional stimulus to the economy. In our view, these stimulative forces should lead the U.S. economy to a recovery in the second half of 2002.

The events of September 11th changed the landscape of the economy. While there still remains a high degree of economic uncertainty, we believe much of that uncertainty has subsided since the initial post-September 11th levels. Sectors such as Airlines, Insurance, Hotels/Leisure, Industrial and Consumer Cyclicals, and Retail have experienced significant spread widening./12/ Consumers are likely to buy essential goods such as food and lower cost clothing, but defer purchases of durable goods and autos.

Given the continued weakness globally, we view the following corporate sectors as relatively stable: Defense, Energy, Supermarkets, Consumer Products, Telecommunications and Cable TV. We believe the valuation of higher quality bonds with shorter maturities is relatively stable. We expect the fiscal and monetary stimulus and lower oil prices will lead to a recovery in the second half of 2002. We also believe the flight to quality may reverse itself as investors see more strength in the economy.

Smith Barney Money Market Portfolio
Performance Update
As of October 31, 2001, the Smith Barney Money Market Portfolio's ("Portfolio") seven-day current yield was 2.25%. The Portfolio's seven-day effective yield/13 /-- which reflects compounding -- was 2.28%. For the year ended October 31, 2001, the Portfolio returned 4.46%. Past performance is not indicative of future results.

The primary investment objective of the Portfolio is to obtain maximum current income consistent with the preservation of capital. Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit

--------
12Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
13The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio or Class is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.


       6 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Investment Strategy
The Portfolio seeks maximum current income consistent with preservation of capital. Although it seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that the Portfolio will be able to maintain this stable net asset value. Shares of the Portfolio are not insured or guaranteed by the U.S. government.

Market and Portfolio Review
Prior to the events of September 11th, the economy had been teetering between slow growth and recession. The manufacturing sector was in decline, corporate spending was contracting and layoffs were rising. The only bright areas were positive trends in consumer spending and housing sales.

In response to the flagging economy, the Fed lowered the fed funds rate by a total of 300 basis points before September 11th. It looked as if the central bank was near the end of its easing course at that point, but the events of September 11th forced the Fed to continue easing, with an additional 175 basis points in rate cuts by December 11th.

Given the overall tone of the economy, we are paying particular attention to the sectors that we believe will be most adversely affected by the terrorist attacks, such as the airline, travel, leisure and re-insurance industries. As always, we remain committed to seeking to purchase quality short-term issuers that offer competitive returns. In the coming months, we anticipate maintaining a neutral portfolio weighting with an average maturity of 45 to 50 days.

Market and Portfolio Outlook
The events of September 11th changed the face of the nation and the underlying economy. By the end of 2001, we expect to be in the midst of our first recession since 1991. Looking ahead, we do not expect to see much more in the way of interest-rate reductions from the Fed. The Fed will most likely point to the amount of liquidity already in the system and the potential spending increases coming from Congress as appropriate sources of stimulus.


       7 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

December 12, 2001

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 13 through 30 for a list and percentage breakdown of each Portfolio's holdings. Also, please note that any discussion of the Portfolios' holdings is as of October 31, 2001 and is subject to change.



       8 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                          MFS Total Return Portfolio


 Historical Performance


                       Net Asset Value
                      ------------------
                      Beginning    End    Income   Capital Gain   Total
Year Ended             of Year   of Year Dividends Distributions Returns+
---------------------------------------------------------------------------
10/31/01               $17.16    $16.08    $0.48       $0.60      (0.22)%
---------------------------------------------------------------------------
10/31/00                16.22     17.16     0.46        0.57      12.77
---------------------------------------------------------------------------
10/31/99                16.23     16.22     0.37        0.88       7.62
---------------------------------------------------------------------------
10/31/98                15.31     16.23     0.28        0.48      10.94
---------------------------------------------------------------------------
10/31/97                13.13     15.31     0.29        0.18      20.64
---------------------------------------------------------------------------
10/31/96                11.53     13.13     0.27        0.08      17.16
---------------------------------------------------------------------------
10/31/95                 9.98     11.53     0.05        0.00      16.12
---------------------------------------------------------------------------
6/16/94* -- 10/31/94    10.00      9.98     0.00        0.00      (0.20)++
---------------------------------------------------------------------------
Total                                      $2.20       $2.79
---------------------------------------------------------------------------

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                               (0.22)%
--------------------------------------------------------------------------
Five Years Ended 10/31/01                                         10.14
--------------------------------------------------------------------------
6/16/94* through 10/31/01                                         11.29
--------------------------------------------------------------------------

 Cumulative Total Return+

6/16/94* through 10/31/01                                        120.05%
--------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


       9 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)



                    Growth of $10,000 Invested in Shares of
               MFS Total Return Portfolio vs. S&P 500 Index and
               Lehman Brothers Government/Corporate Bond Index+

           --------------------------------------------------------

                           June 1994 -- October 2001

[CHART]
                                                Lehman Brothers
          MFS Total Return                   Government/Corporate
             Portfolio       S&P 500 Index        Bond Index
6/16/94        10,000           10,000              10,000
10/94           9,980           10,324              10,075
10/95          11,589           13,053              11,704
10/96          13,577           16,018              12,335
10/97          16,380           21,159              13,423
10/98          18,172           25,817              14,802
10/99          19,558           32,442              14,703
10/00          22,054           36,888              15,750
10/31/01       22,005           27,707              18,163

+Hypothetical illustration of $10,000 invested in shares of the MFS Total
 Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


     10    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                      Travelers Managed Income Portfolio


 Historical Performance



     11    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                            Net Asset Value
                          -------------------
                          Beginning     End    Income   Capital Gain   Total
    Year Ended             of Year    of Year Dividends Distributions Returns+
    ---------------------------------------------------------------------------
    10/31/01               $11.58     $12.57    $0.55       $0.00      13.50%
    ---------------------------------------------------------------------------
    10/31/00                11.49      11.58     0.43        0.00       4.55
    ---------------------------------------------------------------------------
    10/31/99                11.65      11.49     0.29        0.07       1.75
    ---------------------------------------------------------------------------
    10/31/98                11.55      11.65     0.54        0.02       5.71
    ---------------------------------------------------------------------------
    10/31/97                11.06      11.55     0.49        0.00       9.19
    ---------------------------------------------------------------------------
    10/31/96                11.16      11.06     0.46        0.15       4.61
    ---------------------------------------------------------------------------
    10/31/95                10.04      11.16     0.13        0.00      12.68
    ---------------------------------------------------------------------------
    6/16/94* -- 10/31/94    10.00      10.04     0.00        0.00       0.40++
    ---------------------------------------------------------------------------
    Total                                       $2.89       $0.24
    ---------------------------------------------------------------------------

    It is the Funds' policy to distribute dividends and capital gains, if any, annually.

     Average Annual Total Returns+

                        Year Ended 10/31/01       13.50%
                        ---------------------------------
                        Five Years Ended 10/31/01  6.86
                        ---------------------------------
                        6/16/94* through 10/31/01  7.02
                        ---------------------------------

 Cumulative Total Return+

                        6/16/94* through 10/31/01 64.95%
                        ---------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
                    Travelers Managed Income Portfolio vs.
         Lehman Brothers Intermediate Government/Corporate Bond Index+

--------------------------------------------------------

                           June 1994 -- October 2001

[CHART]
                                         Lehman Brothers
                                    Intermediate Government
        Travelers Managed Income        Corporate Bond Index
6/16/94        10,000                        10,000
10/94          10,040                        10,143
10/95          11,313                        13,032
10/96          11,835                        13,862
10/97          12,923                        15,154
10/98          13,661                        17,129
10/99          13,900                        17,418
10/00          14,533                        18,742
10/31/01       16,495                        21,411


+Hypothetical illustration of $10,000 invested in shares of the Travelers
 Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Lehman Brothers Intermediate Government/Corporate Bond Index is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


     12    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments                                      October 31, 2001



                          MFS TOTAL RETURN PORTFOLIO
        SHARES                       SECURITY                    VALUE
     ----------------------------------------------------------------------
     COMMON STOCK -- 50.5%
     Aerospace -- 0.2%
        12,100         Boeing Co.                            $     394,460
        25,300         United Technologies Corp.                 1,363,417
     ---------------------------------------------------------------------
                                                                 1,757,877
     ---------------------------------------------------------------------
     Automotive -- 0.6%
       253,200         Delphi Automotive Systems Corp.           2,939,652
        19,480         Ford Motor Co.                              312,654
       113,880         Visteon Corp.                             1,355,172
     ---------------------------------------------------------------------
                                                                 4,607,478
     ---------------------------------------------------------------------
     Banks and Credit Companies -- 3.0%
       131,459         Bank of America Corp.                     7,754,766
       198,500         FleetBoston Financial Corp.               6,522,710
        36,200         J.P. Morgan Chase & Co.                   1,280,032
        72,430         PNC Financial Services Group              3,976,407
        55,446         U.S. Bancorp                                985,830
        56,400         Wachovia Corp.                            1,613,040
        54,100         Wells Fargo & Co.                         2,136,950
     ---------------------------------------------------------------------
                                                                24,269,735
     ---------------------------------------------------------------------
     Business Machines -- 1.1%
        29,300         Compaq Computer Corp.                       256,375
        41,400         Hewlett-Packard Co.                         696,762
        28,100         International Business Machines Corp.     3,036,767
       435,300         Sun Microsystems, Inc. (a)                4,418,295
     ---------------------------------------------------------------------
                                                                 8,408,199
     ---------------------------------------------------------------------
     Capital Goods -- 0.0%
         4,300         Ingersoll-Rand Co.                          160,390
     ---------------------------------------------------------------------
     Cellular Phones -- 1.0%
        94,040         Telephone and Data Systems, Inc.          8,266,116
     ---------------------------------------------------------------------
     Chemicals -- 1.4%
       109,000         Air Products and Chemicals, Inc.          4,364,360
        52,000         The Dow Chemical Co.                      1,729,000
        79,800         Georgia Gulf Corp.                        1,418,046
        32,000         PPG Industries, Inc.                      1,562,560
        58,500         Rohm & Haas Co.                           1,899,495
     ---------------------------------------------------------------------
                                                                10,973,461
     ---------------------------------------------------------------------
     Communication Services -- 3.4%
        19,300         Alltel Corp.                              1,102,802
       357,700         AT&T Corp.                                5,454,925
       109,065         AT&T Wireless Services Inc. (a)           1,574,899
        62,100         CenturyTel, Inc.                          1,962,360
        56,724         SBC Communications Inc.                   2,161,752


                      See Notes to Financial Statements.


      13 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                          MFS TOTAL RETURN PORTFOLIO
        SHARES                    SECURITY                     VALUE
       ------------------------------------------------------------------
       Communication Services -- 3.4% (continued)
         409,500   Sprint Corp. (FON Group)                $   8,190,000
         133,834   Verizon Communications Inc.                 6,666,272
       -----------------------------------------------------------------
                                                              27,113,010
       -----------------------------------------------------------------
       Communications Equipment -- 1.4%
         105,700   Advanced Fibre Communications, Inc. (a)     1,969,191
         285,100   Motorola, Inc.                              4,667,087
         120,300   Nokia Corp., Sponsored ADR                  2,467,353
         315,600   Nortel Networks Corp. (a)                   1,833,636
       -----------------------------------------------------------------
                                                              10,937,267
       -----------------------------------------------------------------
       Computer Software -- 0.5%
          33,200   Microsoft Corp. (a)                         1,930,580
         167,900   Oracle Corp. (a)                            2,276,724
       -----------------------------------------------------------------
                                                               4,207,304
       -----------------------------------------------------------------
       Construction and Agricultural Machinery -- 0.9%
         202,920   Deere & Co.                                 7,506,011
       -----------------------------------------------------------------
       Consumer Goods and Services -- 1.7%
          60,100   Fortune Brands, Inc.                        2,214,685
         167,800   Gillette Co.                                5,216,902
           9,000   The Kimberly-Clark Corp.                      499,590
          78,000   Procter & Gamble Co.                        5,754,840
       -----------------------------------------------------------------
                                                              13,686,017
       -----------------------------------------------------------------
       Containers and Packaging -- 0.4%
         522,700   Owens-Illinois, Inc. (a)                    3,188,470
       -----------------------------------------------------------------
       Electrical Equipment -- 0.5%
          38,700   Tektronix, Inc. (a)                           762,390
          69,500   W.W. Grainger, Inc.                         3,009,350
       -----------------------------------------------------------------
                                                               3,771,740
       -----------------------------------------------------------------
       Entertainment -- 1.6%
         344,408   Viacom Inc., Class B Shares (a)            12,574,336
          12,200   The Walt Disney Co.                           226,798
       -----------------------------------------------------------------
                                                              12,801,134
       -----------------------------------------------------------------
       Financial Institutions -- 3.0%
         132,730   Freddie Mac                                 9,001,749
         148,900   Mellon Financial Corp.                      5,003,040
         118,400   Merrill Lynch & Co., Inc.                   5,175,264
         102,500   Morgan Stanley Dean Witter & Co.            5,014,300
       -----------------------------------------------------------------
                                                              24,194,353
       -----------------------------------------------------------------


                      See Notes to Financial Statements.


      14 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                          MFS TOTAL RETURN PORTFOLIO
        SHARES                    SECURITY                     VALUE
       ------------------------------------------------------------------
       Food and Beverages -- 1.0%
         195,997   Archer-Daniels-Midland Co.              $   2,730,238
          63,900   Kellogg Co.                                 1,948,950
          71,540   PepsiCo, Inc.                               3,484,713
       -----------------------------------------------------------------
                                                               8,163,901
       -----------------------------------------------------------------
       Gaming -- 0.9%
         196,090   Harrah's Entertainment, Inc. (a)            5,712,102
          76,260   MGM Mirage, Inc.                            1,700,598
       -----------------------------------------------------------------
                                                               7,412,700
       -----------------------------------------------------------------
       Healthcare -- 0.9%
          13,100   Baxter International Inc.                     633,647
          81,800   Guidant Corp. (a)                           3,395,518
          88,400   HCA Inc.                                    3,505,944
       -----------------------------------------------------------------
                                                               7,535,109
       -----------------------------------------------------------------
       Insurance -- 4.4%
         206,070   Allstate Corp.                              6,466,477
          24,800   Chubb Corp.                                 1,693,840
          68,661   CIGNA Corp.                                 5,005,387
         110,640   Hartford Financial Services Group, Inc.     5,974,560
          97,675   Jefferson-Pilot Corp.                       4,038,861
          97,200   MetLife, Inc.                               2,614,680
          75,320   Nationwide Financial Services, Inc.         2,562,386
          15,000   The Principal Financial Group, Inc. (a)       337,500
         141,190   St. Paul Cos., Inc.                         6,480,621
       -----------------------------------------------------------------
                                                              35,174,312
       -----------------------------------------------------------------
       Metals and Minerals -- 1.0%
          35,300   Alcan Inc.                                  1,078,415
         218,000   Alcoa Inc.                                  7,034,860
       -----------------------------------------------------------------
                                                               8,113,275
       -----------------------------------------------------------------
       Miscellaneous Capital Goods -- 0.1%
          13,300   Illinois Tool Works Inc.                      760,760
       -----------------------------------------------------------------
       Oil Production -- 8.7%
         118,600   Apache Corp.                                6,119,760
          92,300   BJ Services Co. (a)                         2,361,957
          57,706   BP Amoco PLC, Sponsored ADR                 2,789,508
          78,460   Cooper Cameron Corp. (a)                    3,059,940
         288,380   Devon Energy Corp.                         11,044,954
          38,117   El Paso Corp.                               1,870,020
         231,806   Exxon Mobil Corp.                           9,144,747
          40,900   Halliburton Co.                             1,009,821
          45,400   Kerr-McGee Corp.                            2,615,040
         242,870   Noble Drilling Corp. (a)                    7,419,679


                      See Notes to Financial Statements.


      15 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                           MFS TOTAL RETURN PORTFOLIO
      SHARES                       SECURITY                       VALUE
     -----------------------------------------------------------------------
     Oil Production -- 8.7% (continued)
       278,110   Occidental Petroleum Corp.                   $   7,041,745
       145,300   Royal Dutch Petroleum Co., NY Shares             7,339,103
       139,500   Schlumberger Ltd.                                6,754,590
        23,700   Unocal Corp.                                       763,140
     ----------------------------------------------------------------------
                                                                 69,334,004
     ----------------------------------------------------------------------
     Paper Products -- 0.6%
        11,100   Aracruz Celulose S.A., Sponsored ADR               194,250
        44,000   Bowater Inc.                                     1,967,680
        72,800   International Paper Co.                          2,606,240
        21,700   Jefferson Smurfit Group PLC, Sponsored ADR         425,320
     ----------------------------------------------------------------------
                                                                  5,193,490
     ----------------------------------------------------------------------
     Pharmaceuticals -- 2.6%
        59,100   Abbott Laboratories                              3,131,118
        64,600   American Home Products Corp.                     3,606,618
        28,300   Bristol-Myers Squibb Co.                         1,512,635
        33,400   Eli Lily & Co.                                   2,555,100
         8,700   Johnson & Johnson                                  503,817
        41,200   Pfizer Inc.                                      1,726,280
        51,789   Pharmacia Corp.                                  2,098,490
       145,400   Schering-Plough Corp.                            5,405,972
     ----------------------------------------------------------------------
                                                                 20,540,030
     ----------------------------------------------------------------------
     Printing and Publishing -- 0.5%
        52,800   Gannett Co., Inc.                                3,336,960
        18,700   New York Times Co., Class A Shares                 771,375
     ----------------------------------------------------------------------
                                                                  4,108,335
     ----------------------------------------------------------------------
     Radio and TV Broadcasting -- 1.1%
       193,010   Comcast Corp., Special Class A Shares (a)        6,917,478
        42,500   Cox Communications, Inc., Class A Shares (a)     1,627,750
     ----------------------------------------------------------------------
                                                                  8,545,228
     ----------------------------------------------------------------------
     Railroads -- 0.4%
       127,200   Burlington Northern Santa Fe Corp.               3,417,864
     ----------------------------------------------------------------------
     Real Estate -- 0.4%
       119,000   Equity Residential Properties Trust              3,088,050
     ----------------------------------------------------------------------
     Restaurants -- 0.4%
       126,700   McDonald's Corp.                                 3,303,069
     ----------------------------------------------------------------------
     Retail Stores -- 2.1%
       191,590   The Kroger Co. (a)                               4,686,291
        90,150   Safeway Inc. (a)                                 3,754,747
       215,300   Sears, Roebuck & Co.                             8,347,181
     ----------------------------------------------------------------------
                                                                 16,788,219
     ----------------------------------------------------------------------


                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                          MFS TOTAL RETURN PORTFOLIO
           SHARES                SECURITY                  VALUE
           ----------------------------------------------------------
           Semiconductors -- 0.9%
           115,600   Analog Devices, Inc. (a)          $   4,392,800
            88,200   Texas Instruments Inc.                2,468,718
           ---------------------------------------------------------
                                                           6,861,518
           ---------------------------------------------------------
           Utilities - Electric and Gas -- 3.8%
            21,900   Dominion Resources, Inc.              1,338,528
            24,500   Duke Energy Corp.                       941,045
            54,300   Exelon Corp.                          2,284,401
            32,900   FPL Group, Inc.                       1,746,990
           183,000   National Fuel Gas Co.                 4,284,030
           345,751   NiSource Inc.                         8,211,586
            81,700   Pinnacle West Captial Corp.           3,443,655
            97,700   Praxair, Inc.                         4,609,486
            22,800   Progress Energy, Inc.                   961,476
            10,350   TXU Corp.                               474,444
            65,900   WGL Holdings Inc.                     1,783,254
            17,000   Williams Cos., Inc.                     490,790
           ---------------------------------------------------------
                                                          30,569,685
           ---------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $429,332,603)              404,758,111
           ---------------------------------------------------------
           CONVERTIBLE PREFERRED STOCK -- 0.6%
           Communications Equipment -- 0.3%
            38,900   Motorola, Inc., 7.000%                1,915,825
           ---------------------------------------------------------
           Containers and Packaging -- 0.0%
            12,700   Owens-Illinois, Inc., 4.750%            203,835
           ---------------------------------------------------------
           Publishing -- 0.1%
            10,800   Tribune Co., 2.000%                     950,400
           ---------------------------------------------------------
           Utilities - Electric -- 0.2%
            24,800   NiSource Inc., 7.750%                 1,216,440
            19,500   TXU Corp., 9.250%                       506,025
           ---------------------------------------------------------
                                                           1,722,465
           ---------------------------------------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCK
                     (Cost -- $4,990,423)                  4,792,525
           ---------------------------------------------------------
           FOREIGN COMMON STOCK -- 3.0%
           France -- 0.2%
           120,060   Alstom                                1,836,180
           ---------------------------------------------------------
           Netherlands -- 1.4%
           262,710   Akzo Nobel N.V.                      10,778,150
           ---------------------------------------------------------


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                          MFS TOTAL RETURN PORTFOLIO
   SHARES                          SECURITY                         VALUE
 ------------------------------------------------------------------------------
 Switzerland -- 0.9%
       9,890   Nestle S.A.                                      $    2,053,224
     145,700   Novartis AG                                           5,456,277
 -----------------------------------------------------------------------------
                                                                     7,509,501
 -----------------------------------------------------------------------------
 United Kingdom -- 0.5%
     405,922   Diageo PLC                                            4,058,511
 -----------------------------------------------------------------------------
               TOTAL FOREIGN COMMON STOCK
               (Cost -- $26,418,978)                                24,182,342
 -----------------------------------------------------------------------------
    FACE
   AMOUNT                          SECURITY                         VALUE
 ------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 21.4%
               U.S. Treasury Notes:
 $ 6,957,000     3.625% due 8/31/03                                  7,113,532
   7,490,000     4.625% due 5/15/06                                  7,838,734
   8,861,000     6.875% due 5/15/06                                 10,097,730
  18,275,000     5.750% due 8/15/10                                 20,302,246
   2,228,000     5.000% due 2/15/11                                  2,352,278
   4,888,000     5.000% due 8/15/11                                  5,173,410
               U.S. Treasury Bonds:
  10,254,000     9.875% due 11/15/15                                15,519,532
   2,091,000     6.250% due 5/15/30                                  2,493,016
  10,402,000     5.375% due 2/15/31                                 11,193,488
               Federal Home Loan Mortgage Corporation (FHLMC):
   2,276,000     5.500% due 7/15/06                                  2,423,940
   1,851,125     6.500% due 12/1/15                                  1,926,892
   2,000,000     6.750% due 3/15/31                                  2,320,000
               Federal National Mortgage Association (FNMA):
   3,024,000     6.000% due 12/15/05                                 3,277,260
   1,400,000     5.722% due 3/25/09                                  1,470,000
   7,156,000     6.625% due 11/15/10                                 8,104,170
     577,975     6.500% due 7/1/14                                     601,274
     800,612     6.500% due 5/1/15                                     832,885
     866,874     7.000% due 7/1/15                                     908,857
   5,619,221     6.500% due 1/1/16                                   5,845,733
   3,318,528     7.500% due 10/1/29                                  3,478,216
   1,855,548     7.500% due 1/1/30                                   1,944,838
   5,436,291     6.000% due 4/1/31                                   5,507,616
   2,241,727     7.500% due 4/1/31                                   2,349,599
  25,416,886     6.500% due 6/1/31 to 9/1/31                        26,179,393
               Government National Mortgage Association (GNMA):
     205,176     8.000% due 6/20/25                                    218,343
   1,113,149     7.500% due 8/15/25 to 12/15/25                      1,171,237


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                           MFS TOTAL RETURN PORTFOLIO
         FACE
        AMOUNT                          SECURITY                   VALUE
    -------------------------------------------------------------------------
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 21.4% (continued)
    $ 3,902,195             8.000% due 1/15/26 to 7/15/26       $  4,132,660
      1,201,834             7.500% due 3/15/26 to 11/15/26         1,264,551
      2,586,001             7.500% due 2/15/27 to 12/15/27         2,720,943
      3,541,115             7.000% due 4/1/28 to 10/15/28          3,699,333
      3,583,311             6.500% due 3/15/28 to 12/15/28         3,705,359
      3,203,449             8.000% due 11/15/29 to 12/15/29        3,392,647
      2,205,420             8.000% due 2/15/30 to 9/15/30          2,335,674
    ------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT AND AGENCY
                          OBLIGATIONS (Cost -- $163,581,928)     171,895,386
    ------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(b)                          SECURITY                            VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 18.7%
Aerospace -- 0.6%
                     Northrop Grumman Corp.:
   593,000 BBB-        7.125% due 2/15/11                                         627,097
 1,104,000 BBB-        7.750% due 2/15/31                                       1,192,320
 3,102,000 BBB-      Raytheon Co., 6.450% due 8/15/02                           3,156,285
-----------------------------------------------------------------------------------------
                                                                                4,975,702
-----------------------------------------------------------------------------------------
Airlines -- 0.2%
   399,194 AA+       American Airlines, Inc., Series 99-1, Class A-1,
                      6.855% due 4/15/09                                          412,463
   282,224 AA        Continental Airlines Inc., Series 981A, 6.648% due 9/15/17   265,502
                     Jet Equipment Trust:
   100,000 BB-         Series 95-C, 10.690% due 11/1/13 (c)                        78,000
   300,000 BB-         Series 95-D, 11.440% due 11/1/14 (c)                       234,000
   238,580 A-          Series A10, 9.410% due 6/15/10 (c)                         237,682
-----------------------------------------------------------------------------------------
                                                                                1,227,647
-----------------------------------------------------------------------------------------
Automotive -- 0.2%
                     DaimlerChrysler NA Holdings:
 1,500,000 A-          7.750% due 5/27/03                                       1,572,378
   197,000 A-          6.400% due 5/15/06                                         197,739
-----------------------------------------------------------------------------------------
                                                                                1,770,117
-----------------------------------------------------------------------------------------
Bank/Finance --  4.9%
 2,500,000 AAA       AIG SunAmerica Global Financing II,
                      7.600% due 6/15/05 (c)                                    2,790,625
 1,458,000 Aa3*      Bank of America Corp., 7.400% due 1/15/11                  1,609,268
                     Countrywide Home Loans, Inc.:
 2,282,000 A           6.850% due 6/15/04                                       2,456,003
 1,000,000 A           5.500% due 8/1/06                                        1,023,750


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                                   MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                           SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Bank/Finance --  4.9% (continued)
$ 1,978,000 BBB-      Dime Bancorp, Inc., Sr. Unsecured Notes,
                       9.000% due 12/19/02                                          $   2,094,208
                      Ford Motor Credit Co.:
  3,145,000 A2*         6.875% due 2/1/06                                               3,223,625
    685,000 A2*         7.875% due 6/15/10                                                718,723
  2,614,000 A2*         7.375% due 2/1/11                                               2,656,478
  1,000,000 A2*         7.250% due 10/25/11                                             1,008,750
    656,000 A3*         7.450% due 7/16/31                                                615,000
                      GE Capital Corp.:
  1,232,000 AAA         7.500% due 5/15/05                                              1,373,680
  1,168,000 AAA         8.700% due 3/1/07                                               1,405,980
    429,000 AAA         8.850% due 3/1/07                                                 519,090
    313,000 AAA         8.750% due 5/21/07                                                374,426
    553,000 AAA         8.500% due 7/24/08                                                662,218
    965,000 AAA         7.375% due 1/19/10                                              1,102,513
                      General Motors Acceptance Corp.:
  1,400,000 BBB+        7.250% due 3/2/11                                               1,417,500
    657,000 BBB+        8.000% due 11/1/31                                                664,391
                      Household Finance Corp.:
    689,000 A           6.750% due 5/15/11                                                720,866
    522,000 A           Sr. Unsecured Notes, 7.875% due 3/1/07                            585,293
                      Lehman Brothers Holdings Inc.:
    711,000 A           Sr. Unsecured Notes, 7.750% due 1/15/05                           773,213
  2,117,000 A           Unsecured Notes, 8.250% due 6/15/07                             2,397,503
    699,000 BBB+      MidAmerican Funding LLC, 6.927% due 3/1/29                          657,934
                      Midland Funding Corp., I:
    323,130 Baa2*       Series C-91, 10.330% due 7/23/02                                  326,766
    149,218 Baa2*       Series C-94, 10.330% due 7/23/02                                  150,897
  1,950,000 AA-       Morgan Stanley Dean Witter & Co., 6.100% due 4/15/06              2,049,938
    793,000 Baa3*     Pemex Project Funding Master Trust, 9.125% due 10/13/10             834,632
    350,000 BBB+      TXU Eastern Funding Co., 6.150% due 5/15/02                         355,250
  1,412,000 A2*       Unicredito Italiano Capital Trust II,
                        9.200% Perpetual Maturity (d)(e)                                1,622,035
  2,874,000 Aa2*      Wells Fargo Bank NA, 7.800% due 6/15/10 (e)                       3,157,807
-------------------------------------------------------------------------------------------------
                                                                                       39,348,362
-------------------------------------------------------------------------------------------------
Building Materials -- 0.2%
  1,422,000 BBB+      Hanson PLC, 7.875% due 9/27/10                                    1,573,088
-------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 2.5%
  1,074,067 Aaa*      Bear Stearns Commercial Mortgage Securities, Series 1999-WF2,
                        Class A1, 6.800% due 9/15/08                                    1,155,505
    427,349 AAA       Beneficial Mortgage Corp., Series 1997-2, Class A,
                        2.784% due 9/28/37 (e)                                            425,256


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                                  MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                           SECURITY                              VALUE
------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 2.5% (continued)
$   271,999 Baa2*     BlackRock Capital Finance L.P., Series 1996-R1, Class B2,
                        7.750% due 9/25/26                                         $     98,175
  2,774,000 Aaa*      Certificates Funding Corp., Series 1997-1, Class A2,
                        6.716% due 12/19/04                                           2,999,290
                      Chase Commercial Mortgage Securities Corp.:
  1,167,000 AAA         Series 1998-2, Class A2, 6.390% due 11/18/30                  1,241,991
    347,738 Aaa*        Series 2000-2, Class A1, 7.543% due 7/15/32                     383,118
  1,918,000 Aaa*      Countrywide Alternative Loan Trust, Series 2000-1, Class A5,
                       8.000% due 7/25/30                                             2,048,025
                      CRIIMI MAE Commercial Mortgage Trust:
    420,000 A           Series 1998-1, Class C, 6.701% due 6/20/30                      435,566
  2,150,000 A+          Series 1998-C1, Class A2, 7.000% due 6/2/33                   2,303,950
  1,668,112 AAA       GS Mortgage Securities Corp., II, Series 1998-C1, Class A1,
                        6.060% due 10/18/30                                           1,752,769
    978,242 A1*       Independent National Mortgage Corp., Series 1996-E,
                        Class B1, 7.000% due 5/25/26                                  1,011,801
    396,000 AAA       J.P. Morgan Commercial Mortgage Finance Corp.,
                        Series 1998-C6, Class A3, 6.613% due 1/15/30                    425,112
    650,000 Baa2*     Merrill Lynch Mortgage Investors, Inc., Series 1994-M1,
                        Class F, 8.467% due 6/25/22                                     668,444
    500,000 Aaa*      Providian Gateway Master Trust, Series 2000-B, Class A,
                        2.805% due 3/16/09                                              499,375
                      Residential Accredit Loans, Inc.:
  1,300,000 AAA         Series 1998-QS4, Class AI5, 7.000% due 3/25/28                1,362,899
  1,740,000 AAA         Series 1998-QS14, Class A6, 6.750% due 10/25/28               1,821,676
    351,000 Aaa*        Series 2000-HI1, Class AI3, 7.660% due 9/25/12                  364,267
    103,575 AAA       Starwood Asset Receivables Trust, Series 2000-1, Class A,
                        2.720% due 9/25/22 (e)                                          103,639
    725,000 AAA       Summit Acceptance Auto Receivables Trust, Series 2000-A,
                       Class A4, 7.510% due 2/15/07                                     774,164
-----------------------------------------------------------------------------------------------
                                                                                     19,875,022
-----------------------------------------------------------------------------------------------
Entertainment/Media -- 1.4%
    150,000 BBB-      A.H. Belo Corp., 7.750% due 6/1/27                                126,000
  1,500,000 BBB       Comcast Cable Communications, 6.875% due 6/15/09                1,571,250
                      News America, Inc.:
  1,073,000 BBB-        6.703% due 5/21/04                                            1,126,650
    424,000 BBB-        7.300% due 4/30/28                                              399,090
                      Time Warner Inc.:
  5,407,000 BBB+        6.100% due 12/30/01 (c)                                       5,427,276
  1,572,000 BBB+        10.150% due 5/1/12                                            2,025,915
    494,000 BBB+        6.875% due 6/15/18                                              494,000
-----------------------------------------------------------------------------------------------
                                                                                     11,170,181
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                            MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT   RATING(b)                      SECURITY                        VALUE
-----------------------------------------------------------------------------------
Food and Beverage -- 0.2%
$1,500,000 BBB       Tyson Foods, Inc., 8.250% due 10/1/11 (c)(d)       $1,608,750
----------------------------------------------------------------------------------
Forest Paper Products -- 0.2%
 1,224,000 BBB       International Paper Co., 6.750% due 9/1/11          1,259,190
----------------------------------------------------------------------------------
Gaming -- 0.2%
 1,469,000 BBB-      MGM Mirage, Inc., 8.500% due 9/15/10                1,481,854
----------------------------------------------------------------------------------
Healthcare -- 0.3%
   172,000 BBB-      HEALTHSOUTH Corp., 7.375% due 10/1/06 (c)(d)          178,880
 2,250,000 Baa3*     Tenet Healthcare Corp., 6.375% due 12/1/11 (c)(d)   2,236,140
----------------------------------------------------------------------------------
                                                                         2,415,020
----------------------------------------------------------------------------------
Oil/Oil Services -- 0.4%
   351,000 BBB+      Anadarko Finance Co., Series B, 6.750% due 5/1/11     368,550
 1,294,000 BBB       Coastal Corp., 6.200% due 5/15/04                   1,339,290
   888,000 BBB       Occidental Petroleum Corp., 6.400% due 4/1/03         924,630
   717,000 BBB+      Phillips Petroleum Co., 8.500% due 5/25/05            809,314
----------------------------------------------------------------------------------
                                                                         3,441,784
----------------------------------------------------------------------------------
Pharmaceuticals -- 0.2%
 1,541,000 A         American Home Products Corp., 7.900% due 2/15/05    1,720,141
----------------------------------------------------------------------------------
Railroad -- 0.2%
 1,285,000 BBB-      Union Pacific Corp., Series E, 6.340% due 11/25/03  1,347,644
----------------------------------------------------------------------------------
Real Estate -- 0.9%
 1,921,000 BBB+      EOP Operating, LP, 7.750% due 11/15/07              2,113,100
 2,117,000 Baa1*     Simon Property Group, Inc., 6.750% due 2/9/04       2,217,557
 2,515,000 A         Socgen Real Estate LLC, 7.640% due 12/12/49 (c)     2,703,625
----------------------------------------------------------------------------------
                                                                         7,034,282
----------------------------------------------------------------------------------
Retail Stores -- 0.4%
   746,000 BBB-      Delhaize America, Inc., 9.000% due 4/15/31 (c)(d)     900,795
 1,639,000 BBB+      Federated Department Stores, 8.500% due 6/15/03     1,749,633
   929,000 Baa3*     K-Mart Corp., 9.375% due 2/1/06                       829,133
----------------------------------------------------------------------------------
                                                                         3,479,561
----------------------------------------------------------------------------------
Special Purpose -- 0.2%
   623,000 A2*       Natexis AMBS Co., LLC, 8.440% due 12/29/49 (c)        687,636
   600,000 A+        Prudential Funding LLC, 6.600% due 5/15/08 (c)        633,750
----------------------------------------------------------------------------------
                                                                         1,321,386
----------------------------------------------------------------------------------
Telecommunications -- 1.9%
 1,000,000 BBB       Citizens Communications Co., 8.500% due 5/15/06     1,081,250


                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                             MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                      SECURITY                         VALUE
-------------------------------------------------------------------------------------
Telecommunications -- 1.9% (continued)
                      Cox Communications, Inc.:
$   897,000 BBB         7.750% due 11/1/10                               $   985,579
  1,000,000 BBB         6.750% due 3/15/11                                 1,031,250
    590,000 BBB       Metronet Communications, Inc., step bond to yield
                       17.761% due 6/15/08                                   279,512
                      Sprint Capital Corp.:
  1,622,000 BBB+        6.500% due 11/15/01                                1,624,027
  2,000,000 BBB+        7.125% due 1/30/06                                 2,115,000
  1,500,000 BBB+        6.000% due 1/15/07 (c)(d)                          1,496,865
    727,000 BBB+        6.875% due 11/15/28                                  666,114
  2,635,000 BBB+      TCI Communications, Inc., 9.650% due 3/31/27         2,977,550
  2,605,000 A3*       WorldCom, Inc., 6.400% due 8/15/05                   2,670,125
------------------------------------------------------------------------------------
                                                                          14,927,272
------------------------------------------------------------------------------------
Utilities -- 3.0%
                      Cleveland Electric Illuminating Co.:
    500,000 BBB         Series D, 7.880% due 11/1/17                         531,250
    388,000 BBB         Series E, 9.000% due 7/1/23                          412,250
    719,000 A-        Commonwealth Edison, Co., 8.500% due 7/15/22           783,710
                      Dominion Resources, Inc.:
  1,844,000 BBB+        Series A, 8.125% due 6/15/10                       2,109,075
  1,500,000 BBB+        Series C, 7.600% due 7/15/03                       1,593,750
  1,500,000 BBB       DTE Energy Co., 7.050% due 6/1/11                    1,633,125
    516,000 BBB+      Enron Corp., 7.875% due 6/15/03                        424,410
    471,000 BBB+      Entergy Mississippi Inc., 6.200% due 5/1/04            490,429
    286,358 BBB-      GG1B Funding Corp., 7.430% due 1/15/11                 306,762
    236,000 BBB-      Gulf States Utilities, Series A, 8.250% due 4/1/04     253,405
  1,250,000 A+        Hydro-Quebec, Series JL, 6.300% due 5/11/11          1,343,750
                      Niagara Mohawk Power Corp.:
  1,870,000 BBB+        7.750% due 5/15/06                                 2,071,025
  1,071,000 BBB         8.770% due 1/1/18                                  1,160,696
  1,260,414 BBB-        Series D, 7.250% due 10/1/02                       1,298,227
  2,232,000 BBB       NiSourse Finance Corp., 7.500% due 11/15/03          2,393,820
    549,370 BBB       Northeast Utilities, Series A, 8.580% due 12/1/06      585,766
                      PSEG Power LLC:
  1,363,000 BBB         7.750% due 4/15/11 (c)(d)                          1,497,596
  1,103,000 BBB         8.625% due 4/15/31 (c)(d)                          1,283,616
  1,100,000 BBB-      Salton Sea Funding, 7.840% due 5/30/10               1,084,875
    400,000 BBB+      Texas Gas Transmission Corp., 7.250% due 7/15/27       387,500
    858,000 BBB       Toledo Edison Co., 7.875% due 8/1/04                   927,712
    330,000 BBB       Utilicorp United Inc., 7.000% due 7/15/04              347,737
  1,025,067 BBB-      Waterford 3 Funding - Entergy, 8.090% due 1/2/17     1,060,944


                      See Notes to Financial Statements.


      23 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                                  MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(b)                          SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Utilities -- 3.0% (continued)
$   353,000 BBB+      Williams Gas Pipeline Central Inc., 7.375% due 11/15/06 (c) $    381,240
----------------------------------------------------------------------------------------------
                                                                                    24,362,670
----------------------------------------------------------------------------------------------
Waste Disposal -- 0.6%
                      Waste Management, Inc.:
  2,232,000 BBB         6.625% due 7/15/02                                           2,265,480
    544,000 BBB         6.375% due 12/1/03                                             567,800
  1,504,000 BBB         7.375% due 8/1/10                                            1,611,160
    800,000 BBB         7.000% due 7/15/28                                             779,000
----------------------------------------------------------------------------------------------
                                                                                     5,223,440
----------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $144,318,895)                                       149,563,113
----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.5%
Communication Services -- 0.1%
  1,500,000 B         American Tower Corp., 5.000% due 2/15/10                       1,042,500
----------------------------------------------------------------------------------------------
Hotels -- 0.1%
    700,000 BB+       Hilton Hotels Corp., 5.000% due 5/15/06                          586,250
----------------------------------------------------------------------------------------------
Insurance -- 0.2%
  1,482,000 A+        Loews Corp., 3.125% due 9/15/07                                1,267,110
----------------------------------------------------------------------------------------------
Semiconductors -- 0.1%
  1,009,000 Baa1*     Analog Devices, Inc., 4.750% due 10/1/05                         956,027
----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE CORPORATE BONDS
                      AND NOTES (Cost -- $4,270,662)                                 3,851,887
----------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 0.4%
Luxembourg -- 0.1%
    816,000 AAA       AIG SunAmerica Institutional Funding II,
                        5.750% due 2/16/09                                             837,256
----------------------------------------------------------------------------------------------
Mexico -- 0.2%
  1,259,000 Baa3*     United Mexican States, 8.375% due 1/14/11                      1,293,622
----------------------------------------------------------------------------------------------
United Kingdom -- 0.1%
  1,039,000 A-        British Telecom PLC, 8.625% due 12/15/30                       1,246,800
----------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES
                      (Cost -- $3,243,116)                                           3,377,678
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      24 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                             MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT                              SECURITY                             VALUE
--------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 4.9%
$39,299,000   Federal National Mortgage Association, 2.480% due 11/1/01
              (Cost -- $39,299,000)                                     $ 39,299,000
------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $815,455,605**)                                  $801,720,042
------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is issued with attached rights.
(e) Variable rate security.
** Aggregate cost for Federal income tax purposes is substantially the same.

See page 31 for definitions of ratings.

                      See Notes to Financial Statements.

      25 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001




                             TRAVELERS MANAGED INCOME PORTFOLIO
   FACE
  AMOUNT                                      SECURITY                             VALUE
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 43.3%
                      U.S. Treasury Notes:
$ 9,000,000             3.625% due 8/31/03                                      $  9,202,500
 11,000,000             5.875% due 11/15/04                                       11,923,780
 62,600,000             4.625% due 5/15/06                                        65,514,656
 11,000,000             5.000% due 2/15/11                                        11,613,580
     53,704           Federal National Mortgage Association,
                       6.847% due 6/17/11                                             55,534
--------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS (Cost -- $94,181,706)                           98,310,050
--------------------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING(a)                         SECURITY                             VALUE
---------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 48.1%
Electric -- 4.1%
  9,000,000 Baa1*     DPL Inc., Sr. Notes, 6.875% due 9/1/11 (b)                   9,270,000
--------------------------------------------------------------------------------------------
Financial Services -- 16.4%
  5,000,000 Caa1*     Comdisco, Inc., Notes, 7.250% due 9/20/01 (c)                3,925,000
 10,000,000 BBB-      Gemstone Investors Ltd., Sr. Notes,
                       7.710% due 10/31/04 (b)                                    10,000,000
    275,000 BB+       Golden State Holdings Corp., Sr. Notes, 7.000% due 8/1/03      281,531
  5,300,000 BBB-      Osprey Trust, Secured Notes, 8.310% due 1/15/03 (b)          3,902,125
  5,400,000 BBB+      PP&L Capital Funding Inc., Sr. Notes, 7.750% due 4/15/05     5,852,250
  9,500,000 BBB+      Qwest Capital Funding Inc., Notes, 7.000% due 8/3/09 (b)     9,559,375
  3,700,000 A2*       Telecom Newzeal Finance, 6.250% due 2/10/03 (b)              3,788,174
--------------------------------------------------------------------------------------------
                                                                                  37,308,455
--------------------------------------------------------------------------------------------
Food -- 2.5%
  5,500,000 A         Nabisco Inc., Notes, 6.700% due 6/15/02                      5,610,000
--------------------------------------------------------------------------------------------
Healthcare -- 1.1%
  2,400,000 BB+       Columbia/HCA Healthcare Corp., Notes,
                       6.630% due 7/15/45                                          2,466,000
--------------------------------------------------------------------------------------------
Hotels -- 2.1%
  4,700,000 BBB-      Park Place Entertainment Corp., Sr. Notes,
                       7.950% due 8/1/03                                           4,835,125
--------------------------------------------------------------------------------------------
Telecommunications -- 17.4%
  8,300,000 A-        AT&T Corp., Notes, 5.625% due 3/15/04                        8,507,500
  8,200,000 Baa1*     Cox Enterprises, Inc., Notes, 7.875% due 9/15/10 (b)         8,763,750
  3,900,000 BBB-      Koninklijke KPN NV, Sr. Unsubordinated Notes,
                       7.500% due 10/1/05                                          3,373,500
  8,400,000 BBB+      Sprint Capital Corp., Company Guaranteed,
                       7.625% due 6/10/02                                          8,641,500


                      See Notes to Financial Statements.


      26 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                          TRAVELERS MANAGED INCOME PORTFOLIO
   FACE
  AMOUNT    RATING(a)                       SECURITY                          VALUE
----------------------------------------------------------------------------------------
Telecommunications -- 17.4% (continued)
                      WorldCom, Inc., Notes:
$ 5,000,000 BBB+        6.500% due 5/15/04                                 $  5,193,750
  5,000,000 BBB+        7.500% due 5/15/11                                    5,162,500
---------------------------------------------------------------------------------------
                                                                             39,642,500
---------------------------------------------------------------------------------------
Utilities -- 4.5%
                      CMS Energy Corp., Sr. Notes:
  3,600,000 BB          6.750% due 1/15/04                                    3,573,000
  1,150,000 BB          7.625% due 11/15/04                                   1,147,125
  5,200,000 BBB       UtiliCorp United Inc., Sr. Notes, 6.875% due 10/1/04    5,440,500
---------------------------------------------------------------------------------------
                                                                             10,160,625
---------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $109,244,804)                                109,292,705
---------------------------------------------------------------------------------------

  WARRANTS                         SECURITY                         VALUE
 ------------------------------------------------------------------------------
 WARRANTS(d) -- 0.0%
         150   Loral Orion Network Systems, Inc., Expire 1/15/07
               (Cost -- $105)                                               2
 ----------------------------------------------------------------------------
    FACE
   AMOUNT                          SECURITY                         VALUE
 ------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 8.6%
 $19,413,000   CS First Boston Corp., 2.540% due 11/1/01;
                Proceeds at maturity -- $19,414,370;
                (Fully collateralized by U.S. Treasury Bills,
                0.000% due 4/11/02; Market value -- $19,801,300)
                (Cost -- $19,413,000)                              19,413,000
 ----------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $222,839,615**)                          $227,015,757
 ----------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is in default.
(d) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 31 for definitions of ratings.


                      See Notes to Financial Statements.


      27 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001



                         SMITH BARNEY MONEY MARKET PORTFOLIO
   FACE                                                       ANNUALIZED
  AMOUNT                        SECURITY                        YIELD        VALUE
---------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 60.4%
$10,000,000 Abbey National N.A. matures 1/29/02                  2.14%    $  9,947,342
 15,000,000 Alcoa Inc. mature 11/6/01 to 12/21/01            2.43 to 2.67   14,961,507
  5,000,000 American Express Credit Corp. matures 11/2/01        3.47        4,999,521
 10,000,000 ANZ Delaware Inc. mature 11/16/01 to 11/21/01    3.41 to 3.45    9,983,486
  5,000,000 BCI Funding Corp. matures 11/26/01                   3.43        4,988,194
  5,000,000 BNP Paribas Finance matures 11/14/01                 3.45        5,000,000
 10,000,000 Canadian Wheat Board matures 2/4/02                  2.05        9,946,167
  5,000,000 CBA Finance Inc. matures 12/28/01                    2.16        4,982,979
  5,000,000 Coca-Cola Co. matures 11/9/01                        3.37        4,996,278
  3,000,000 Commerzbank matures 11/1/01                          3.56        3,000,000
 10,000,000 Danske Corp. mature 11/7/01 to 12/4/01           2.50 to 3.40    9,988,627
 15,000,000 Deutsche Bank Financial Inc. matures 2/19/02         2.22       14,899,029
 15,000,000 Dexia Deleware LLC mature 11/27/01 to 12/4/01    2.51 to 3.42   14,959,897
  5,000,000 Dresdner US Finance Inc. matures 11/26/01            2.51        4,991,285
 15,000,000 General Electric Capital Corp. mature
             11/5/01 to 1/30/02                              2.37 to 3.42   14,953,035
 10,000,000 Goldman Sachs & Co. mature 11/20/01 to 2/20/02   2.22 to 2.54    9,959,407
 15,000,000 Halifax PLC mature 12/3/01 to 12/5/01            2.39 to 2.49   14,966,000
  5,000,000 ING US Funding Corp. matures 12/26/01                3.70        4,972,194
 15,000,000 J.P. Morgan Chase & Co. matures 11/14/01             2.30       14,987,542
 19,160,000 Kraft Foods Inc. mature 11/2/01 to 11/16/01      2.32 to 2.47   19,151,305
 10,000,000 Lloyds Bank matures 1/25/02                          2.18        9,948,882
  8,000,000 Morgan Stanley Dean Witter & Co. matures 11/6/01     2.51        7,997,222
 18,000,000 National Australia Funding Inc. matures 11/1/01      2.45       18,000,000
 10,000,000 Nationwide Building Society matures 12/17/01         2.31        9,970,611
 10,000,000 Oesterreichische Kontrollbank matures 12/10/01       2.34        9,974,758
 10,000,000 Procter & Gamble Co. Inc., matures 12/7/01           2.31        9,977,000
  4,000,000 Province de Quebec matures 12/21/01                  3.39        3,981,389
 10,000,000 Royal Bank of Canada mature 11/21/01 to 2/4/02   2.07 to 2.40    9,966,180
 12,000,000 San Paolo US Finance Inc. mature
             11/8/01 to 12/13/01                             2.47 to 3.44   11,976,819
 15,000,000 Societe Generale matures 12/17/01                2.34 to 3.44   14,948,506
 10,000,000 Svenska Handelsbanken Inc. mature
             12/11/01 to 12/18/01                            2.21 to 3.53    9,966,250
  5,000,000 Toronto Dominion Bank Matures 12/17/01               2.36        4,984,986
  5,000,000 Transamerica Finance Corp. matures 11/5/01           3.44        4,998,100
  5,000,000 UBS AG matures 12/27/01                              2.24        4,982,656
 15,000,000 Verizon Network mature 11/27/01 to 12/12/01      2.25 to 2.52   14,965,451
 15,000,000 Wells Fargo & Co. matures 12/10/01               2.34 to 2.37   14,961,975
 10,000,000 Westpac Capital mature 11/9/01 to 11/21/01       3.54 to 3.71    9,986,212
--------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $368,220,792)                                         368,220,792
--------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      28 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                         SMITH BARNEY MONEY MARKET PORTFOLIO
   FACE                                                     ANNUALIZED
  AMOUNT                      SECURITY                        YIELD          VALUE
---------------------------------------------------------------------------------------
AGENCY DISCOUNT NOTES -- 7.3%
$15,000,000 Federal Home Loan Bank mature
             11/23/01 to 12/7/01                           2.32% to 2.51% $ 14,973,172
 15,000,000 Federal Home Loan Mortgage Corp. mature
             11/1/01 to 4/25/02                            2.14 to 3.54     14,919,805
 15,000,000 Federal National Mortgage Association mature
             11/29/01 to 12/14/01                          2.30 to 3.38     14,960,268
--------------------------------------------------------------------------------------
            TOTAL AGENCY DISCOUNT NOTES
            (Cost -- $44,853,245)                                           44,853,245
--------------------------------------------------------------------------------------
BANK NOTE -- 0.8%
  5,000,000 Bank of America Corp. matures 2/1/02
            (Cost -- $5,000,000)                               2.44          5,000,000
--------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 24.3%
  7,000,000 ABN-AMRO Bank N.V. matures 11/26/01                2.45          7,000,236
  5,000,000 Bank of Nova Scotia matures 11/30/01               3.05          5,001,507
  5,000,000 Barclays Bank PLC matures 3/28/02                  2.26          5,003,381
 10,000,000 Bayerische Hypo Und Vereinsbank mature
             11/6/01 to 11/13/01                           3.33 to 3.41     10,000,000
 10,000,000 Bayerische Landesbank mature
             12/19/01 to 4/19/02                           2.21 to 3.48     10,001,680
  5,000,000 BNP Paribas S.A. matures 11/5/01                   3.45          4,998,094
 18,000,000 Canadian Imperial Bank mature
             12/21/01 to 2/14/02                           2.12 to 2.47     18,030,480
 10,000,000 Credit Agricole Indosuez mature
             12/12/01 to 2/25/02                           2.16 to 2.35     10,001,187
 12,000,000 Credit Suisse First Boston mature
             12/3/01 to 1/25/02                            2.42 to 2.50     12,003,633
  5,000,000 Danske Bank matures 11/27/01                       3.56          4,987,813
  3,000,000 Dexia Bank matures 3/5/02                          2.05          3,013,996
  5,000,000 Dresdner Bank matures 12/21/01                     3.40          5,000,166
 15,000,000 Hessische Landes Bank mature
             11/16/01 to 2/28/02                           2.27 to 3.44     15,019,303
  5,000,000 National Bank of Canada matures 12/5/01            3.39          5,000,000
  3,000,000 National Westminster Bank matures 11/1/01          4.20          3,000,000
  5,000,000 Royal Bank of Scotland matures 1/4/02              2.50          5,000,088
 10,000,000 Toronto Dominion Bank mature
             11/20/01 to 2/11/02                           2.40 to 3.48     10,000,000
 10,000,000 UBS AG mature 12/3/01 to 12/4/01               2.40 to 3.41     10,000,164
  5,000,000 Westdeutsche Landesbank matures 2/19/02            2.30          5,000,000
--------------------------------------------------------------------------------------
            TOTAL FOREIGN CERTIFICATES OF DEPOSIT
            (Cost -- $148,061,728)                                         148,061,728
--------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      29 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY MONEY MARKET PORTFOLIO
        FACE                                       ANNUALIZED
       AMOUNT                SECURITY                YIELD       VALUE
     ----------------------------------------------------------------------
     TIME DEPOSITS -- 7.2%
     $20,000,000 Bank of Montreal matures 11/1/01    2.63%    $ 20,000,000
       8,000,000 Barclays Bank PLC matures 11/1/01   2.50        8,000,000
      15,714,000 HSBC matures 11/1/01                2.63       15,714,000
     ---------------------------------------------------------------------
                 TOTAL TIME DEPOSITS
                 (Cost -- $43,714,000)                          43,714,000
     ---------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $609,849,765*)                      $609,849,765
     ---------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      30 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Bond Ratings (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B --Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and     predominantly speculative with respect to capacity to pay interest and
CCC repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa   --Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


     31    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                          October 31, 2001



                                                                Travelers   Smith Barney
                                                  MFS Total      Managed       Money
                                                   Return        Income        Market
                                                  Portfolio     Portfolio    Portfolio
-----------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $815,455,605,
   $222,839,615 and $609,849,765,
   respectively)                                 $801,720,042  $227,015,757 $609,849,765
  Cash                                                173,297           899           --
  Dividends and interest receivable                 5,685,115     3,673,548      722,951
  Receivable for securities sold                    6,424,172            --           --
  Receivable for Fund shares sold                      90,481       123,534           --
  Other assets                                          9,044            --           --
---------------------------------------------------------------------------------------
  Total Assets                                    814,102,151   230,813,738  610,572,716
---------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                  8,828,106    10,000,000    4,972,819
  Payable for Fund shares purchased                   600,837            --           --
  Management fees payable                             589,228       183,898      241,606
  Payable to bank                                          --            --        1,406
  Dividends payable                                        --            --      472,112
  Accrued expenses                                     98,236        34,270       78,437
---------------------------------------------------------------------------------------
  Total Liabilities                                10,116,407    10,218,168    5,766,380
---------------------------------------------------------------------------------------
Total Net Assets                                 $803,985,744  $220,595,570 $604,806,336
---------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                    $        500  $        176 $      6,048
  Capital paid in excess of par value             765,159,757   204,844,898  604,800,288
  Undistributed net investment income              23,791,891    10,827,049           --
  Accumulated net realized gain from
   security transactions                           28,743,368       747,305           --
  Net unrealized appreciation (depreciation) of
   investments and foreign currencies             (13,709,772)    4,176,142           --
---------------------------------------------------------------------------------------
Total Net Assets                                 $803,985,744  $220,595,570 $604,806,336
---------------------------------------------------------------------------------------
Shares Outstanding                                 50,013,549    17,554,876  604,806,336
---------------------------------------------------------------------------------------
Net Asset Value                                        $16.08        $12.57        $1.00
---------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      32 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Operations                   For the Year Ended October 31, 2001



                                                        Travelers  Smith Barney
                                          MFS Total      Managed      Money
                                           Return        Income       Market
                                          Portfolio     Portfolio   Portfolio
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                               $ 22,319,898  $12,109,444 $20,256,213
  Dividends                                 7,849,147           --          --
  Less: Foreign withholding tax              (135,205)          --          --
------------------------------------------------------------------------------
  Total Investment Income                  30,033,840   12,109,444  20,256,213
------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                  6,146,792    1,220,577   2,148,266
  Custody                                      83,461        8,074      42,223
  Shareholder communications                   46,551       10,553      26,031
  Audit and legal                              28,289       20,825      24,291
  Directors' fees                              18,053        6,248      11,294
  Pricing service fees                         16,229           --          --
  Shareholder and system servicing fees        15,922       15,729      13,620
  Registration fees                                --           --       9,376
  Other                                         1,700          290         185
------------------------------------------------------------------------------
  Total Expenses                            6,356,997    1,282,296   2,275,286
------------------------------------------------------------------------------
Net Investment Income                      23,676,843   10,827,148  17,980,927
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTE 4):
  Realized Gain From:
   Security transactions
    (excluding short-term securities)      30,149,038    5,130,126         601
   Foreign currency transactions                1,852           --          --
------------------------------------------------------------------------------
  Net Realized Gain                        30,150,890    5,130,126         601
------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation
 (Depreciation) From:
   Security transactions                  (59,560,228)   6,486,878          --
   Foreign currency transactions                2,505           --          --
------------------------------------------------------------------------------
  Increase in Net Unrealized
   Appreciation (Depreciation)            (59,557,723)   6,486,878          --
------------------------------------------------------------------------------
Net Gain (Loss) on Investments and
 Foreign Currencies                       (29,406,833)  11,617,004         601
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
 From Operations                         $ (5,729,990) $22,444,152 $17,981,528
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      33 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets


                                                      For the Years Ended October 31,
MFS Total Return Portfolio                                 2001             2000
--------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               $ 23,676,843     $ 21,743,051
  Net realized gain                                     30,150,890       26,277,888
  (Increase) decrease in net unrealized depreciation   (59,557,723)      30,253,690
------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations     (5,729,990)      78,274,629
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (21,794,728)     (17,520,200)
  Net realized gains                                   (27,122,328)     (21,749,058)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (48,917,056)     (39,269,258)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                     146,472,173       49,808,519
  Net asset value of shares issued for
   reinvestment of dividends                            48,917,056       39,269,258
  Cost of shares reacquired                            (33,766,208)     (52,901,760)
------------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                             161,623,021       36,176,017
------------------------------------------------------------------------------------
Increase in Net Assets                                 106,975,975       75,181,388
NET ASSETS:
  Beginning of year                                    697,009,769      621,828,381
------------------------------------------------------------------------------------
  End of year*                                        $803,985,744     $697,009,769
------------------------------------------------------------------------------------
* Includes undistributed net investment income of:     $23,791,891      $21,793,821
------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      34 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                                      For the Years Ended October 31,
Travelers Managed Income Portfolio                         2001             2000
--------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               $ 10,827,148     $  8,560,037
  Net realized gain (loss)                               5,130,126       (1,514,578)
  Increase (decrease) in net unrealized appreciation     6,486,878       (1,248,737)
------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                22,444,152        5,796,722
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (8,560,136)      (4,865,205)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                        (8,560,136)      (4,865,205)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                      87,862,605       38,416,609
  Net asset value of shares issued for
   reinvestment of dividends                             8,560,136        4,865,205
  Cost of shares reacquired                            (40,545,836)      (6,419,496)
------------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                              55,876,905       36,862,318
------------------------------------------------------------------------------------
Increase in Net Assets                                  69,760,921       37,793,835
NET ASSETS:
  Beginning of year                                    150,834,649      113,040,814
------------------------------------------------------------------------------------
  End of year*                                        $220,595,570     $150,834,649
------------------------------------------------------------------------------------
* Includes undistributed net investment income of:     $10,827,049       $8,560,037
------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      35 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                             For the Years Ended October 31,
  Smith Barney Money Market Portfolio            2001             2000
  ----------------------------------------------------------------------------
  OPERATIONS:
    Net investment income                   $    17,980,927  $    17,668,910
    Net realized gain                                   601               35
  --------------------------------------------------------------------------
    Increase in Net Assets From Operations       17,981,528       17,668,945
  --------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (17,980,927)     (17,668,910)
    Net realized gains                                 (601)             (35)
  --------------------------------------------------------------------------
    Decrease in Net Assets From
     Distributions to Shareholders              (17,981,528)     (17,668,945)
  --------------------------------------------------------------------------
  FUND SHARE TRANSACTIONS (NOTE 10):
    Net proceeds from sale of shares          2,130,403,635    1,419,611,349
    Net asset value of shares issued for
     reinvestment of dividends                   18,143,511       17,398,620
    Cost of shares reacquired                (1,862,341,003)  (1,395,108,815)
  --------------------------------------------------------------------------
    Increase in Net Assets From
     Fund Share Transactions                    286,206,143       41,901,154
  --------------------------------------------------------------------------
  Increase in Net Assets                        286,206,143       41,901,154

  NET ASSETS:
    Beginning of year                           318,600,193      276,699,039
  --------------------------------------------------------------------------
    End of year                             $   604,806,336  $   318,600,193
  --------------------------------------------------------------------------

                      See Notes to Financial Statements.

      36 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, Salomon Brothers Global High Yield, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, Smith Barney Large Capitalization Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and Travelers Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.


     37    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the MFS Total Return Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA") and Travelers Asset Management International Company LLC ("TAMIC"), affiliates of SBFM, act as the investment managers of the MFS Total Return ("MFSTR") and the Travelers Managed Income ("TMI") Portfolios, respectively. SBMM pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets of the SBMM. MFSTR pays TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of MFSTR. TMI pays TAMIC a management fee calculated at an annual rate of 0.65% of the average daily net assets of TMI. These fees are calculated daily and paid monthly.


     38    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

TIA has a sub-advisory agreements with Massachusetts Financial Services Company ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MFSTR and is compensated for such services at an annual rate of 0.375% of the average daily net assets of MFSTR. This fee is calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TMI.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, each of the Portfolios paid transfer agent fees of $5,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for portfolio agency transactions.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                   MFSTR         TMI
                      ------------------------------------
                      Purchases $797,094,815 $399,333,121
                      ------------------------------------
                      Sales      630,831,024  342,503,469
                      ------------------------------------


     39    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                   MFSTR          TMI
     ----------------------------------------------------------------------
     Gross unrealized appreciation              $ 28,240,542  $ 7,195,819
     Gross unrealized depreciation               (41,976,105)  (3,019,677)
     ----------------------------------------------------------------------
     Net unrealized appreciation (depreciation) $(13,735,563) $ 4,176,142
     ----------------------------------------------------------------------

5. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

6. Futures Contracts

MFSTR has the ability to enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, MFSTR did not hold any futures contracts.


     40    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

7. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At October 31, 2001, the Portfolios did not have any securities on loan.

8. Options Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolios did not hold any purchased call or put option contracts.


     41    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2001, the Portfolios did not enter into any written covered call or put option contracts.

9. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2001, the Portfolios did not hold any TBA securities.


     42    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

10.Capital Shares

At October 31, 2001, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                       Year Ended       Year Ended
                                    October 31, 2001 October 31, 2000
----------------------------------------------------------------------
MFS Total Return Portfolio
Shares sold                               8,500,272        3,058,479
Shares issued on reinvestment             2,932,677        2,496,456
Shares reacquired                        (2,027,325)      (3,292,914)
----------------------------------------------------------------------
Net Increase                              9,405,624        2,262,021
----------------------------------------------------------------------
Travelers Managed Income Portfolio
Shares sold                               7,085,657        3,320,803
Shares issued on reinvestment               710,385          426,772
Shares reacquired                        (3,271,501)        (555,065)
----------------------------------------------------------------------
Net Increase                              4,524,541        3,192,510
----------------------------------------------------------------------
Smith Barney Money Market Portfolio
Shares sold                           2,130,403,635    1,419,611,349
Shares issued on reinvestment            18,143,511       17,398,620
Shares reacquired                    (1,862,341,003)  (1,395,108,815)
----------------------------------------------------------------------
Net Increase                            286,206,143       41,901,154
----------------------------------------------------------------------


     43    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

MFS Total Return Portfolio                   2001       2000     1999/(1)/   1998      1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $17.16     $16.22    $16.23     $15.31    $13.13
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.42       0.54      0.52       0.32      0.38
  Net realized and unrealized gain (loss)     (0.42)      1.43      0.72       1.36      2.27
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.00)*     1.97      1.24       1.68      2.65
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.48)     (0.46)    (0.37)     (0.28)    (0.29)
  Net realized gains                          (0.60)     (0.57)    (0.88)     (0.48)    (0.18)
-----------------------------------------------------------------------------------------------
Total Distributions                           (1.08)     (1.03)    (1.25)     (0.76)    (0.47)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $16.08     $17.16    $16.22     $16.23    $15.31
-----------------------------------------------------------------------------------------------
Total Return                                  (0.22)%    12.77%     7.62%     10.94%    20.64%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $803,986   $697,010  $621,828   $462,274  $263,585
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.83%      0.83%     0.84%      0.84%     0.86%
  Net investment income                        3.08       3.42      3.11       3.32      3.54
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          88%       108%       97%       118%       99%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
* Amount represents less than $0.01 per share.


     44    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Travelers Managed Income Portfolio          2001/(1)/  2000/(1)/  1999/(1)/  1998/(1)/ 1997/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.58     $11.49     $11.65     $11.55    $11.06
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.71       0.76       0.65       0.72      0.63
  Net realized and unrealized gain (loss)      0.83      (0.24)     (0.45)     (0.06)     0.35
-------------------------------------------------------------------------------------------------
Total Income From Operations                   1.54       0.52       0.20       0.66      0.98
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.55)     (0.43)     (0.29)     (0.54)    (0.49)
  Net realized gains                             --         --      (0.07)     (0.02)       --
-------------------------------------------------------------------------------------------------
Total Distributions                           (0.55)     (0.43)     (0.36)     (0.56)    (0.49)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.57     $11.58     $11.49     $11.65    $11.55
-------------------------------------------------------------------------------------------------
Total Return                                  13.50%      4.55%      1.75%      5.71%     9.19%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $220,596   $150,835   $113,041    $57,556   $31,779
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.68%      0.69%      0.76%      0.84%     0.87%
  Net investment income                        5.76       6.56       5.57       6.11      6.48
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         194%       181%       411%       327%      259%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


     45    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
Money Market Portfolio                    2001     2000     1999     1998     1997
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
Net investment income/(1)/                 0.044    0.057    0.046    0.050    0.049
Distributions from net investment income  (0.044)  (0.057)  (0.046)  (0.050)  (0.049)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year             $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
Total Return                                4.46%    5.88%    4.66%    5.11%    5.05%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $605     $319     $277     $165     $111
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(1)/                             0.53%    0.53%    0.54%    0.64%    0.65%
  Net investment income                     4.17     5.75     4.58     4.99     4.94
--------------------------------------------------------------------------------------

(1) The Manager waived all or part of its fees for the year ended October 31, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been $0.000* and 0.67%, respectively.
* Amount represents less than $0.001 per share.


     46    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/ KPMG
New York, New York
December 12, 2001


     47    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Tax Information (unaudited)

For Federal tax purposes the Portfolios hereby designate for the fiscal year ended October 31, 2001:

   . Percentage of ordinary dividends paid as qualifying for the dividends received deduction:

MFSTR 28.78%

   . Total long-term capital gain distributions paid:

                               MFSTR $24,913,433

The following percentages of ordinary dividends paid by the Portfolios from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                                  MFSTR 14.37%
                                  TMI   30.27%
                                  SBMM  2.38%


     48    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                TRAVELERS SERIES
                                   FUND INC.



           DIRECTORS             INVESTMENT MANAGERS
           Victor K. Atkins      Smith Barney Fund Management LLC
           A.E. Cohen            Travelers Investment Adviser, Inc.
           Robert A. Frankel
           Michael Gellert       CUSTODIAN
           Rainer Greeven        PFPC Trust Company
           Susan M. Heilbron
           Heath B. McLendon,    ANNUITY ADMINISTRATION
            Chairman             Travelers Annuity Investor Services
                                 5 State House Square
           OFFICERS              1 Tower Square
           Heath B. McLendon     Hartford, CT 06183
           President and Chief
           Executive Officer

           Lewis E. Daidone
           Senior Vice President
           and Treasurer

           Martin Hanley
           Vice President

           Denny M. Voss
           Vice President

           Irving P. David
           Controller

           Paul A. Brook
           Controller

           Christina T. Sydor
           Secretary

  Travelers Series Fund Inc.




  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

             SalomonSmithBarney
-------------------------------
A member of the citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 IN0253 12/01

              --------------------------------------------------

                          TRAVELERS SERIES FUND INC.

                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

                           ALLIANCE GROWTH PORTFOLIO

                        VAN KAMPEN ENTERPRISE PORTFOLIO

              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2001



                           Smith Barney Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder,

We herein provide the annual report for the Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio ("Portfolios") for the year ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow./1 / We hope you find this report to be useful and informative.

Smith Barney Large Cap Value Portfolio
Performance Update

For the year ended October 31, 2001, the Smith Barney Large Cap Value Portfolio ("Portfolio") returned negative 11.58%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2 /returned negative 24.89% and the Standard & Poor's Barra Value Index ("S&P Barra Value")/3 /returned negative 18.41% for the same period. Please note that past performance is not indicative of future results.

Investment Strategy

Our philosophy is based on a belief that superior long-term returns can be achieved through investing in companies that have strong future earnings prospects and durable competitive advantages within their respective markets and are trading at a discount to their intrinsic value. Our investment team works in concert with our proprietary fundamental and quantitative in-house research teams to

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 3The S&P Barra Value is market-capitalization weighted index of stocks in the
 S&P 500 having lower price-to-book ratios. Please note that an investor cannot invest directly in an index.


       1 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders conduct extensive quantitative screening and "bottom-up" fundamental research to identify investment opportunities that, in our view, offer the most promising potential in the large-cap value sector. The team also seeks to identify companies that demonstrate an ability to consistently return capital to shareholders and take strategic initiatives to make improvements in the value of their business. Past performance is not indicative of future results.

Our objective is to consistently outperform the S&P 500, as well as traditional large-cap value benchmarks (i.e., the S&P Barra Value and Russell 1000 Value indices), while providing strong downside protection and lower volatility relative to these benchmarks over a full market cycle.

Market and Fund Review

With no true precedent for the violence and destruction that was recently inflicted on the U.S. to serve as a frame of reference, market observers' opinions about the future direction of markets and patterns of economic growth currently vary even more widely than usual. Suddenly the new drivers of the macroeconomic and financial market outlook include military and political developments, which are particularly difficult to predict. The initial market reaction to the exponential rise in these uncertainties resulted in a broad, downward revaluation of nearly all equity sectors to more attractively priced levels for the long-term investor seeking new values, from our perspective. In the wake of this sell-off, our initial response was to increase positions in securities already in the Portfolio for which the long-term fundamental growth prospects and competitive strengths appear promising, from our viewpoint. We added to our existing Portfolio positions in the leisure, credit card, diversified industrial and securities brokerage industry sectors.

The key drivers in our Portfolio that contributed to our significant outperformance over S&P Barra Value were our underweight positions and excellent selection of stocks within the index's worst-performing sectors: technology, communications and consumer staples. Aside from our having avoided several disasters within the technology sector, some of our key technology holdings registered exceptionally strong gains relative to the general performance of stocks within this sector. These strong performers include First Data Corp. and IBM Corp., which finished up 34.9% and 10.2% for the period, respectively. In contrast, the benchmark's tech constituents fell an astounding 54.9% on a market cap-weighted basis. It was tough to avoid all carnage within the communications category. However, companies in the Portfolio performed much better than many stocks in the tech sector (e.g., ALLTEL Corp. and Sprint Corp. finished down 9.2% and 19.7% for the period, respectively). Another contributor to the Portfolio's outperformance over the S&P Barra


       2 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Value was our overweight position in Bank of America Corp., which rose 28.1% for the period, despite the generally weaker sector performances among financial services-related stocks for the period.

Market and Fund Outlook
While the ongoing implications of the September 11th terrorist attacks are difficult to predict, we believe the performance prospects for the U.S. equity markets are in line with historical averages. In our view, beyond the market sell-off that initially followed the attacks, the key variables that continue to influence the market's direction are the:

   . Duration of the current economic downturn;

   . Timing of the U.S. economy's ultimate recovery; and

   . Extent to which consumer spending is likely to drop.

We remain most significantly overweight (relative to the S&P Barra Value) in the healthcare, capital goods and utilities sectors and underweight in the technology, consumer staples and basic materials sectors. In healthcare, we had increased our exposure in 1999 when the sector was out of favor, and we've begun reducing our weight more recently. However, we continue to believe this sector will perform well in light of weak economic growth in the U.S. In capital goods, we have identified a number of companies that are performing well relative to the sector and, in our view, should benefit from an eventual economic rebound. In utilities, we continue to maintain a favorable view toward the rapidly deregulating environment for natural gas and electric power companies, and we have identified companies that, from our perspective, are well positioned to serve as beneficiaries. Our underweighted position in the consumer staples sector relative to the S&P Barra Value is mostly attributable to our exclusion of cable/media companies that do not satisfy our dividend and/or free cash flow yield investment requirements, as the cable and media industries are two of several industry groups that make up the consumer staples sector.

In the basic materials category, the Portfolio is modestly underweighted relative to the S&P Barra Value because, in our opinion, there is a lack of a diversified set of investment opportunities in this sector.

Our view of the current equity market environment is that large-cap stocks, when screened selectively, can offer attractive potential opportunities to the long-term investor as part of a diversified balanced portfolio.

Alliance Growth Portfolio
Performance Update
For the year ended October 31, 2001, the Alliance Growth Portfolio ("Portfolio") returned negative 32.05%. In comparison, the Russell 1000 Index


       3 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

("Russell 1000")/4 /returned negative 26.04% and the S&P 500 returned negative 24.89% for the same period. Please note that past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks long-term growth of capital by investing primarily in equity securities. It may also invest a portion of its assets in developing countries or countries with new or developing capital markets.

Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when the manager expects a general decline in interest rates, the Portfolio may also invest for capital growth in fixed-income securities. Current income is only an incidental consideration.

Market and Fund Review
The period under review was very difficult for the U.S. economy, the equity markets as well as for the Portfolio. During the first half of the year, equity markets fell under pressure as investors tried to assess the likelihood that the weakening economy would fall into recession. There was particular weakness in the technology and telecommunications sectors as it became obvious that previous high levels of growth in these areas had led to excess capacity, bloated inventories and overvalued stock prices.

The U.S. Federal Reserve Board ("Fed") reduced interest rates aggressively on several occasions throughout the period in an attempt to prevent a recession. By Labor Day, we were beginning to think that stocks were pretty thoroughly sold out and that a recession, if it were to occur, would be mild and brief. The events of September 11th, 2001, shattered this optimism, leading to a sell-off in the stock market. By the end of October 2001, however, stocks had recovered much of their September losses. At the time of this report, it appeared that there would be more weakness in the short term, but then a sharper and faster recovery in 2002.

The Portfolio underperformed the S&P 500 for the period, a contributing factor was that it produced relatively poor relative performance in the post September 11th market decline. The Portfolio entered the period with its allocations to the telecommunications and technology sectors considerably reduced from the previous few years. Remaining underweighted in technology relative to the S&P 500 helped the Portfolio's relative performance during much of the period.

--------
4The Russell 1000 measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.


       4 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

We continued, however, to hold large positions in cellular phone companies and cable companies, which were weak performers during the period. Financial service companies -- particularly large bank stocks, made up the primary area of emphasis relative to the S&P 500, which helped performance. Performance in the financial services sector was also aided by two acquisitions. Financial services, cellular and cable continued to be the major areas of emphasis for the period.

Market and Fund Outlook
The war in Afghanistan and other efforts to combat terrorism bring new uncertainties to the table. We expect lower interest rates, a massive increase in government spending, and a reduction in business inventories will lead to a stronger U.S. economy in the first half of 2002. If our assessment is correct, we expect to see improvements in the stock market over the next few months. Of course there can be no guarantees that our expectations will, in fact, materialize.

Van Kampen Enterprise Portfolio
Performance Update
For the year ended October 31, 2001, the Van Kampen Enterprise Portfolio ("Portfolio") returned negative 37.52%. In comparison, the S&P 500 posted a return of negative 24.89%, for the same period. Please note that past performance is not indicative of future results.

Investment Strategy
The Portfolio is managed with a consistent investment objective: to own companies with expected strong future business fundamentals at attractive valuations. In pursuit of this objective, we look for the following characteristics in a company:
   . Accelerating earnings growth;
   . Consistent earnings growth;
   . Better-than-expected fundamentals (such as improved earnings); and . Fundamental changes in the company, management or regulatory environment.

Market and Fund Review
In the midst of a dramatically slowing economy and a continued challenging environment for stock investing, we sought to identify ways to manage the Portfolio's risk while remaining positioned for a possible market recovery. Accordingly, we adopted a "barbell" management strategy during the period. That is, we divided the portfolio roughly in half between two different types of stocks. On one side of the barbell were defensively oriented growth companies -- stocks we believed would perform well during an economic slowdown.



       5 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Stocks in this area included mortgage companies, food businesses and technology outsourcing firms. On the other side of the barbell were stocks we expected to benefit if the economy were to recover sooner than expected. These more traditional, higher-growth stocks included a number of technology businesses as well as consumer cyclical, retail and other more economically sensitive businesses.

As the reporting period progressed, we weighted the barbell slightly more toward economically sensitive stocks, believing they would rise in anticipation of an eventual economic recovery. When investing in more economically sensitive stocks, however, we preferred those offering reasonable valuations. In this volatile market environment, we believed it is particularly important not to overpay for a stock, since highly priced stocks may potentially fall farther in the event of an earnings slowdown.

The Portfolio's performance was helped by a variety of individual stocks, most notably Philip Morris Cos. Inc. -- the most significant positive contributor during the reporting period. We attribute Philip Morris' strong results to a number of factors, including its continued solid earnings growth, its attractive valuation as of the start of the period, its relative insensitivity to the declining economy and a reduction in litigation risk for the company.

The Portfolio also benefited from the relatively strong performance of IBM Corp., whose earnings held up much better than the majority of its technology counterparts during the period. Other stocks that helped performance included a handful of healthcare stocks, such as Cardinal Health, Inc., UnitedHealth Group Inc. and Tenet Healthcare Corp.

All of the Portfolio's weakest performers were technology stocks that fell especially sharply early in the period. As fundamentals across the technology industry dramatically worsened following a sharp slowdown in capital spending, we reduced the Portfolio's technology weighting. In general, the Portfolio's worst performing stocks were those that experienced the strongest gains during the Internet infrastructure build-out of prior years. The investments most negatively affecting portfolio performance during the past 12 months included:
Cisco Systems, Inc., a maker of data-networking equipment; EMC Group Inc., a market leader in large-scale electronic-data storage; Comverse Technology, Inc., a telecommunications products and services provider; Sanmina Corp., a fast-growing contract electronics manufacturer; Corning Inc., a fiber-optics manufacturer; Oracle Corp., a developer of database and other information software; and Sun Microsystems Inc., a leading manufacturer of computer workstations.




       6 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

In response to these conditions, we sold all or most of the Portfolio's holdings in Cisco Systems, EMC, Corning, Oracle and Sun Microsystems. We believed, however, that fundamentals remained strong for Comverse Technology and Sanmina, and therefore continued to own those stocks.

Market and Fund Outlook
Exacerbated by the terrorist attacks of September 11th, today's market environment remains uncertain. The U.S. economy has slowed dramatically, and consumer confidence continues to decrease. Yet, in our view, there are several reasons for long-term optimism. These include continued low interest rates, controlled inflation, more attractive stock valuations than in previous years and the potentially positive effects of fiscal stimulus. In the near term, we intend to maintain our barbell strategy for the Portfolio, adjusting the weights of the barbell as needed to take advantage of changing market conditions.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 15, 2001

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 14 through 24 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of October 31, 2001 and is subject to change.



       7 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                    Smith Barney Large Cap Value Portfolio


 Historical Performance



                             Net Asset Value
                           ---------------------
                           Beginning  End of   Income   Capital Gain    Total
Year Ended                  of Year    Year   Dividends Distributions  Returns+
--------------------------------------------------------------------------------
10/31/01                    $20.74   $17.47     $0.27       $0.70      (11.58)%
--------------------------------------------------------------------------------
10/31/00                     19.83    20.74      0.26        0.47        8.62
--------------------------------------------------------------------------------
10/31/99                     18.94    19.83      0.24        0.52        8.52
--------------------------------------------------------------------------------
10/31/98                     17.90    18.94      0.21        0.53        9.65
--------------------------------------------------------------------------------
10/31/97                     14.84    17.90      0.18        0.17       23.38
--------------------------------------------------------------------------------
10/31/96                     12.12    14.84      0.17        0.05       24.55
--------------------------------------------------------------------------------
10/31/95                     10.14    12.12      0.06        0.00       20.21
--------------------------------------------------------------------------------
6/16/94* - 10/31/94          10.00    10.14      0.00        0.00        1.40++
-------------------------------------------------------------------------------
Total                                           $1.39       $2.44
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                    (11.58)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/01                                                7.11
--------------------------------------------------------------------------------
6/16/94* through 10/31/01                                               10.87
-------------------------------------------------------------------------------

 Cumulative Total Return+

6/16/94 through 10/31/01                                               114.07%
------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


       8 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)



                  Growth of $10,000 Invested in Shares of the Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+

           --------------------------------------------------------

                           June 1994 -- October 2001



                                    [CHART]


                Smith Barney Large
                Cap Value Portfolio   S&P 500 Index
6/16/94         10,000                10,000
10/94           10,140                10,324
10/95           12,189                13,053
10/96           15,182                16,018
10/97           18,731                21,159
10/98           20,539                25,817
10/99           22,290                32,442
10/00           24,210                34,413
10/31/01        21,407                25,847


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Large Cap Value Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


       9 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                           Alliance Growth Portfolio


 Historical Performance



                             Net Asset Value
                             -----------------
                             Beginning End of  Income   Capital Gain    Total
Year Ended                    of Year   Year  Dividends Distributions  Returns+
--------------------------------------------------------------------------------
10/31/01                      $28.63   $16.67   $0.05       $3.38      (32.05)%
--------------------------------------------------------------------------------
10/31/00                       28.35    28.63    0.03        2.40        9.27
--------------------------------------------------------------------------------
10/31/99                       22.14    28.35    0.15        1.45       35.51
--------------------------------------------------------------------------------
10/31/98                       20.82    22.14    0.04        1.44       12.92
--------------------------------------------------------------------------------
10/31/97                       16.30    20.82    0.02        0.62       32.59
--------------------------------------------------------------------------------
10/31/96                       13.28    16.30    0.09        0.32       26.55
--------------------------------------------------------------------------------
10/31/95                       10.65    13.28    0.02        0.10       26.18
--------------------------------------------------------------------------------
6/16/94* - 10/31/94            10.00    10.65    0.00        0.00        6.50++
-------------------------------------------------------------------------------
Total                                           $0.40       $9.71
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                    (32.05)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/01                                                8.54
--------------------------------------------------------------------------------
6/16/94* through 10/31/01                                               13.60
-------------------------------------------------------------------------------

 Cumulative Total Return+

6/16/94* through 10/31/01                                              156.19%
------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


      10 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)



                  Growth of $10,000 Invested in Shares of the Alliance Growth Portfolio vs. S&P 500 Index
                            and Russell 1000 Index+

           --------------------------------------------------------

                           June 1994 -- October 2001

[CHART]
                Alliance Growth Portfolio    S&P 500 Index   Russell 1000 Index
June    1994    10,000                       10,000          10,000
October 1994    10,650                       10,324          10,191
October 1995    13,428                       13,053          12,612
October 1996    17,007                       16,018          15,501
October 1997    22,549                       21,159          20,236
October 1998    25,463                       25,817          24,039
October 1999    34,504                       32,442          30,189
October 2000    37,702                       34,413          32,925
October 2001    25,619                       25,847          24,351


+Hypothetical illustration of $10,000 invested in shares of the Alliance Growth
 Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


      11 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                        Van Kampen Enterprise Portfolio


 Historical Performance



                             Net Asset Value
                             ----------------
                             Beginning End of  Income   Capital Gain    Total
Year Ended                    of Year   Year  Dividends Distributions  Returns+
--------------------------------------------------------------------------------
10/31/01                      $25.60   $11.81   $0.00**    $ 4.77      (37.52)%
--------------------------------------------------------------------------------
10/31/00                       25.52    25.60    0.00**      3.73       13.92
--------------------------------------------------------------------------------
10/31/99                       20.56    25.52    0.07        0.39       26.48
--------------------------------------------------------------------------------
10/31/98                       19.89    20.56    0.05        1.17        8.97
--------------------------------------------------------------------------------
10/31/97                       15.37    19.89    0.05        0.00       29.81
--------------------------------------------------------------------------------
10/31/96                       12.89    15.37    0.04        0.40       23.35
--------------------------------------------------------------------------------
10/31/95                       10.38    12.89    0.02        0.03       24.74
--------------------------------------------------------------------------------
6/16/94* - 10/31/94            10.00    10.38    0.00        0.00        3.80++
-------------------------------------------------------------------------------
Total                                           $0.23      $10.49
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01       (37.52)%
-----------------------------------
Five Years Ended 10/31/01   4.95
-----------------------------------
6/16/94* through 10/31/01  10.11
----------------------------------

 Cumulative Total Return+

6/16/94* through 10/31/01  103.40%
--------------------------------------
+ Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.
** Amount represents less than $0.01 per share.



      12 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)



                  Growth of $10,000 Invested in Shares of the
                      Van Kampen Enterprise Portfolio vs.
                                S&P 500 Index+

           --------------------------------------------------------

                           June 1994 -- October 2001

[CHART]
                      Van Kampen Enterprise Portfolio      S&P 500 Index
June    1994          10,000                               10,000
October 1994          10,380                               10,324
October 1995          12,948                               13,053
October 1996          15,972                               16,018
October 1997          20,733                               21,159
October 1998          22,592                               25,817
October 1999          28,576                               32,442
October 2000          32,554                               34,413
October 2001          20,340                               25,847


+Hypothetical illustration of $10,000 invested in shares of the Van Kampen
 Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


      13 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments                                      October 31, 2001


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

 SHARES                           SECURITY                              VALUE
---------------------------------------------------------------------------------
COMMON STOCK -- 92.9%
Capital Goods -- 10.6%
 97,300 Danaher Corp.                                                $ 5,423,502
 80,100 Emerson Electric Co.                                           3,926,502
 47,100 General Electric Co.                                           1,714,911
196,600 Illinois Tool Works Inc.                                      11,245,520
302,000 Pitney Bowes Inc.                                             11,071,320
328,400 Tyco International Ltd.                                       16,137,576
 70,800 United Technologies Corp.                                      3,815,412
--------------------------------------------------------------------------------
                                                                      53,334,743
--------------------------------------------------------------------------------
Consumer Cyclicals -- 4.8%
213,696 Carnival Corp.                                                 4,654,299
198,900 The Gap, Inc.                                                  2,599,623
437,000 Masco Corp.                                                    8,665,710
157,579 The McGraw-Hill Cos., Inc.                                     8,285,504
--------------------------------------------------------------------------------
                                                                      24,205,136
--------------------------------------------------------------------------------
Consumer Staples -- 2.8%
254,600 Kimberly-Clark Corp.                                          14,132,846
--------------------------------------------------------------------------------
Energy -- 14.5%
212,300 BP Amoco PLC, Sponsored ADR                                   10,262,582
115,200 ChevronTexaco Corp.                                           10,200,960
368,968 Conoco Inc.                                                    9,482,478
269,200 El Paso Energy Corp.                                          13,206,952
530,000 Exxon Mobil Corp.                                             20,908,500
319,200 The Williams Cos., Inc.                                        9,215,304
--------------------------------------------------------------------------------
                                                                      73,276,776
--------------------------------------------------------------------------------
Financial Services -- 18.1%
255,000 American Express Co.                                           7,504,650
228,400 Bank of America Corp.                                         13,473,316
150,200 Fannie Mae                                                    12,160,192
428,100 J.P. Morgan Chase & Co.                                       15,137,616
294,900 Mellon Financial Corp.                                         9,908,640
223,300 Merrill Lynch & Co., Inc.                                      9,760,443
159,300 Morgan Stanley Dean Witter & Co.                               7,792,956
385,300 Wells Fargo & Co.                                             15,219,350
--------------------------------------------------------------------------------
                                                                      90,957,163
--------------------------------------------------------------------------------
Healthcare -- 7.2%
194,300 American Home Products Corp.                                  10,847,769
261,400 Bristol-Myers Squibb Co.                                      13,971,830
148,200 Eli Lilly & Co.                                               11,337,300
--------------------------------------------------------------------------------
                                                                      36,156,899
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      14 Travelers Series Fund Inc.  | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

 SHARES                          SECURITY                              VALUE
---------------------------------------------------------------------------------
Insurance -- 6.8%
134,300 The Chubb Corp.                                             $  9,172,690
227,200 The Hartford Financial Services Group, Inc.                   12,268,800
132,200 Marsh & McLennan Cos., Inc.                                   12,790,350
--------------------------------------------------------------------------------
                                                                      34,231,840
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 4.2%
192,854 Diamond Offshore Drilling, Inc.                                5,322,770
300,725 Halliburton Co.                                                7,424,900
277,700 Transocean Sedco Forex Inc.                                    8,372,655
--------------------------------------------------------------------------------
                                                                      21,120,325
--------------------------------------------------------------------------------
Raw & Intermediate Materials -- 3.5%
271,700 Alcoa Inc.                                                     8,767,759
265,000 The Dow Chemical Co.                                           8,811,250
--------------------------------------------------------------------------------
                                                                      17,579,009
--------------------------------------------------------------------------------
Technology -- 6.5%
137,700 First Data Corp.                                               9,304,389
216,000 Hewlett-Packard Co.                                            3,635,280
325,000 Intel Corp.                                                    7,936,500
108,000 International Business Machines Corp.                         11,671,560
--------------------------------------------------------------------------------
                                                                      32,547,729
--------------------------------------------------------------------------------
Telecommunications -- 9.5%
168,600 ALLTEL Corp.                                                   9,633,804
279,600 SBC Communications Inc.                                       10,655,556
598,400 Sprint Corp.                                                  11,968,000
316,500 Verizon Communications Inc.                                   15,764,865
--------------------------------------------------------------------------------
                                                                      48,022,225
--------------------------------------------------------------------------------
Utilities -- 4.4%
150,000 American Electric Power Co., Inc.                              6,285,000
187,000 Duke Energy Corp.                                              7,182,670
183,257 Enron Corp.                                                    2,547,272
150,000 Exelon Corp.                                                   6,310,500
--------------------------------------------------------------------------------
                                                                      22,325,442
--------------------------------------------------------------------------------
        TOTAL COMMON STOCK
        (Cost -- $461,874,795)                                       467,890,133
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      15 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                             SMITH BARNEY LARGE CAP VALUE PORTFOLIO
   FACE
  AMOUNT                                   SECURITY                                    VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.1%
$35,648,000 Goldman, Sachs & Co., 2.550% due 11/1/01; Proceeds at
             maturity -- $35,650,525; (Fully collateralized by U.S. Treasury Bills,
             Notes and Bonds, 0.000% to 14.000% due 11/8/01 to 4/15/32;
             Market value -- $36,361,169) (Cost -- $35,648,000)                     $ 35,648,000
------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $497,522,795**)                                                $503,538,133
------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                           ALLIANCE GROWTH PORTFOLIO

  SHARES                        SECURITY                           VALUE
----------------------------------------------------------------------------
COMMON STOCK -- 93.2%
Airlines -- 0.6%
  264,300 Continental Airlines, Inc., Class B Shares*           $ 4,622,607
---------------------------------------------------------------------------
Banking -- 8.4%
  640,400 Bank of America Corp.                                  37,777,196
   50,000 Bank One Corp.                                          1,659,500
  898,812 J.P. Morgan Chase & Co.                                31,781,992
---------------------------------------------------------------------------
                                                                 71,218,688
---------------------------------------------------------------------------
Biotechnology & Drugs -- 7.5%
  211,000 Bristol-Myers Squibb Co.                               11,277,950
   79,000 Cardinal Health, Inc.                                   5,301,690
  137,000 Human Genome Sciences, Inc.*                            5,840,310
  162,800 Merck & Co., Inc.                                      10,388,268
  164,000 Pfizer Inc.                                             6,871,600
  384,500 Pharmacia Corp.                                        15,579,940
  217,000 Schering-Plough Corp.                                   8,068,060
---------------------------------------------------------------------------
                                                                 63,327,818
---------------------------------------------------------------------------
Broadcasting & Cable -- 11.1%
  276,400 Adelphia Communications Corp., Class A Shares*          6,116,732
  308,500 AOL Time Warner Inc.*                                   9,628,285
  131,000 Cablevision Systems Corp. - NY Group, Class A Shares*   4,486,750
  783,000 Charter Communications, Inc., Class A Shares*          11,071,620
  352,000 Comcast Corp., Class A Special Shares*                 12,615,680
3,174,156 Liberty Media Corp., Class A Shares*                   37,105,884
   79,400 The News Corp. Ltd., Sponsored ADR                      2,185,088
2,299,600 UnitedGlobalCom, Inc., Class A Shares*                  2,989,480
  217,423 Viacom Inc., Class B Shares*                            7,938,114
---------------------------------------------------------------------------
                                                                 94,137,633
---------------------------------------------------------------------------
Business Services -- 3.4%
  293,780 Arbitron Inc.*                                          7,932,060
1,233,900 Ceridian Corp.*                                        20,347,011
        1 Reuters Group PLC, Sponsored ADR                               57
---------------------------------------------------------------------------
                                                                 28,279,128
---------------------------------------------------------------------------
Energy -- 6.0%
  182,000 Apache Corp.                                            9,391,200
  269,000 Baker Hughes Inc.                                       9,638,270
2,172,192 BP PLC                                                 17,548,248
  210,000 Santa Fe International Corp.                            5,111,400
  288,000 Transocean Sedco Forex Inc.                             8,683,200
---------------------------------------------------------------------------
                                                                 50,372,318
---------------------------------------------------------------------------


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                           ALLIANCE GROWTH PORTFOLIO

  SHARES                           SECURITY                             VALUE
---------------------------------------------------------------------------------
Financial Services -- 4.2%
   40,100 Household International, Inc.                              $ 2,097,230
1,224,762 MBNA Corp.                                                  33,815,679
--------------------------------------------------------------------------------
                                                                      35,912,909
--------------------------------------------------------------------------------
Healthcare -- 3.7%
1,449,200 IMS Health Inc.                                             30,969,404
--------------------------------------------------------------------------------
Insurance -- 6.9%
  354,000 AFLAC Inc.                                                   8,658,840
  579,397 American International Group, Inc.                          45,540,604
   29,200 Anthem, Inc.*                                                1,222,896
   52,400 The Principal Financial Group, Inc.*                         1,179,000
   16,600 Wellpoint Health Networks Inc.*                              1,852,394
--------------------------------------------------------------------------------
                                                                      58,453,734
--------------------------------------------------------------------------------
Leisure -- 1.7%
1,135,215 Cendant Corp.*                                              14,712,386
--------------------------------------------------------------------------------
Multi-Industry -- 7.3%
1,144,000 General Electric Co.                                        41,653,040
  164,000 Honeywell International Inc.                                 4,846,200
  302,942 Tyco International Ltd.                                     14,886,570
--------------------------------------------------------------------------------
                                                                      61,385,810
--------------------------------------------------------------------------------
Real Estate -- 2.1%
  115,000 Entertainment Properties Trust                               1,920,500
  443,700 JP Realty, Inc.                                              9,317,700
  250,000 Koger Equity, Inc.                                           4,172,500
  101,900 The Macerich Co.                                             2,465,980
--------------------------------------------------------------------------------
                                                                      17,876,680
--------------------------------------------------------------------------------
Retail -- 2.5%
  187,550 The Home Depot, Inc.                                         7,170,037
  583,000 The Kroger Co.*                                             14,260,180
        1 Too Inc.*                                                           27
--------------------------------------------------------------------------------
                                                                      21,430,244
--------------------------------------------------------------------------------
Technology -- 11.8%
   71,000 Electronic Data Systems Corp.                                4,570,270
1,322,600 Flextronics International Ltd.*                             26,319,740
  204,700 International Business Machines Corp.                       22,121,929
  356,000 Microsoft Corp.*                                            20,701,400
  100,000 Oracle Corp.*                                                1,356,000
  149,600 Sanmina Corp.*                                               2,264,944


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                           ALLIANCE GROWTH PORTFOLIO

  SHARES                            SECURITY                             VALUE
-----------------------------------------------------------------------------------
Technology -- 11.8% (continued)
    869,600 SCI Systems, Inc.*                                        $ 17,661,576
    297,600 Solectron Corp.*                                             3,660,480
     44,000 Texas Instruments Inc.                                       1,231,560
----------------------------------------------------------------------------------
                                                                        99,887,899
----------------------------------------------------------------------------------
Telecommunications -- 15.9%
  1,478,742 AT&T Wireless Services Inc.*                                21,353,034
    176,000 Comverse Technology, Inc.*                                   3,310,560
    612,000 General Motors Corp., Class H Shares*                        8,415,000
    521,200 Loral Space & Communications Ltd.*                             672,348
  1,221,100 Millicom International Cellular S.A.*                       13,493,155
    775,400 Nextel Communications, Inc., Class A Shares*                 6,164,430
  2,549,963 NTL Inc.*                                                    8,669,874
    755,000 Sprint Corp. (PCS Group)*                                   16,836,500
    513,000 United Pan-Europe Communications N.V., Sponsored ADR*          282,150
 21,598,732 Vodafone Group PLC                                          49,943,259
    172,600 Western Wireless Corp., Class A Shares*                      5,034,742
----------------------------------------------------------------------------------
                                                                       134,175,052
----------------------------------------------------------------------------------
Utilities -- 0.1%
     53,300 Reliant Resources, Inc.*                                       834,145
----------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $946,785,180)                                     787,596,455
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Broadcasting & Cable -- 0.1%
     12,100 Adelphia Communications Corp., 5.50% Cumulative, Series D
            (Cost -- $2,242,589)                                           972,538
----------------------------------------------------------------------------------
   FACE
  AMOUNT                            SECURITY                             VALUE
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.7%
$56,800,000 Federal Home Loan Bank, Discount Note due 11/1/01
            (Cost -- $56,800,000)                                       56,800,000
----------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,005,827,769**)                                $845,368,993
----------------------------------------------------------------------------------

* Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO

     SHARES                      SECURITY                          VALUE
    ------------------------------------------------------------------------
    COMMON STOCK -- 100.0%
    Automotive -- 0.6%
     13,700 Harley-Davidson, Inc.                               $   620,062
     12,000 Lear Corp.*                                             368,400
    -----------------------------------------------------------------------
                                                                    988,462
    -----------------------------------------------------------------------
    Basic Materials -- 0.6%
     20,000 PPG Industries, Inc.                                    976,600
    -----------------------------------------------------------------------
    Biotechnology -- 6.7%
     14,700 Allergan, Inc.                                        1,055,313
     14,430 AmerisourceBergen Corp.*                                917,171
     39,600 Bristol-Myers Squibb Co.                              2,116,620
      8,600 Eli Lilly & Co.                                         657,900
     14,600 Forest Laboratories, Inc.*                            1,085,948
     32,000 Genzyme Corp.*                                        1,726,400
     12,000 Human Genome Sciences, Inc.*                            511,560
     12,000 IDEC Pharmaceuticals Corp.*                             719,760
     11,400 MedImmune, Inc.*                                        447,336
     17,000 Mylan Laboratories Inc.                                 626,790
     27,300 Pharmacia Corp.                                       1,106,196
    -----------------------------------------------------------------------
                                                                 10,970,994
    -----------------------------------------------------------------------
    Broadcasting/Cable -- 0.9%
     23,200 Comcast Corp., Class A Special Shares                   831,488
     17,000 Viacom Inc., Class B Shares*                            620,670
    -----------------------------------------------------------------------
                                                                  1,452,158
    -----------------------------------------------------------------------
    Business Services -- 1.2%
     16,900 Affiliated Computer Services, Inc., Class A Shares*   1,488,045
     11,000 Automatic Data Processing, Inc.                         568,260
    -----------------------------------------------------------------------
                                                                  2,056,305
    -----------------------------------------------------------------------
    Consumer Products & Services -- 0.8%
    103,000 Cendant Corp.*                                        1,334,880
    -----------------------------------------------------------------------
    Electronics -- 4.4%
     76,000 Celestica Inc.*                                       2,608,320
     71,400 Sanmina Corp.*                                        1,080,996
    111,500 SCI Systems, Inc.*                                    2,264,565
    102,000 Solectron Corp.*                                      1,254,600
    -----------------------------------------------------------------------
                                                                  7,208,481
    -----------------------------------------------------------------------
    Energy -- 2.9%
     31,100 Baker Hughes Inc.                                     1,114,313
     64,000 Conoco Inc.                                           1,644,800


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO

             SHARES              SECURITY                  VALUE
            --------------------------------------------------------
            Energy -- 2.9% (continued)
             34,300 Noble Drilling Corp.*               $ 1,047,865
             17,000 Phillips Petroleum Co.                  924,970
            -------------------------------------------------------
                                                          4,731,948
            -------------------------------------------------------
            Environmental Services -- 1.9%
            125,200 Waste Management, Inc.                3,067,400
            -------------------------------------------------------
            Financial Services -- 13.3%
             43,500 Bank of America Corp.                 2,566,065
             26,000 Bank One Co.                            862,940
             10,000 The Bear Stearns Cos. Inc.              540,000
             12,300 Capital One Financial Corp.             508,113
             14,800 Countrywide Credit Industries, Inc.     590,964
             55,900 Fannie Mae                            4,525,664
             42,700 FleetBoston Financial Corp.           1,403,122
             45,500 Freddie Mac                           3,085,810
              7,100 Household International, Inc.           371,330
             13,250 J.P. Morgan Chase & Co.                 468,520
             22,000 Lehman Brothers Holdings Inc.         1,374,120
             11,400 MBIA Inc.                               525,084
             17,000 MBNA Corp.                              469,370
             23,200 Merrill Lynch & Co., Inc.             1,014,072
              7,000 USA Education Inc.                      570,920
             45,000 Wachovia Corp.                        1,287,000
             58,800 Washington Mutual, Inc.               1,775,172
            -------------------------------------------------------
                                                         21,938,266
            -------------------------------------------------------
            Food & Beverage -- 3.7%
             35,300 PepsiCo, Inc.                         1,719,463
             92,800 Philip Morris Cos. Inc.               4,343,040
            -------------------------------------------------------
                                                          6,062,503
            -------------------------------------------------------
            Healthcare -- 8.2%
             29,800 Baxter International Inc.             1,441,426
             31,950 Cardinal Health, Inc.                 2,144,164
             18,000 Guidant Corp.*                          747,180
             33,600 HCA Inc.                              1,332,576
             10,400 Hillenbrand Industries, Inc.            551,408
             49,000 Johnson & Johnson                     2,837,590
             18,000 Lincare Holdings Inc.*                  462,600
             29,200 Tenet Healthcare Corp.*               1,679,584
             18,300 UnitedHealth Group Inc.               1,203,225
             10,000 WellPoint Health Networks Inc.*       1,115,900
            -------------------------------------------------------
                                                         13,515,653
            -------------------------------------------------------


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO

          SHARES                 SECURITY                     VALUE
         --------------------------------------------------------------
         Hotel/Casino -- 0.4%
          31,300 Starwood Hotels & Resorts Worldwide, Inc. $   689,852
         -------------------------------------------------------------
         Insurance -- 1.7%
          27,500 The AllState Corp.                            862,950
          18,225 American International Group, Inc.          1,432,485
          13,500 Torchmark Corp.                               499,905
         -------------------------------------------------------------
                                                             2,795,340
         -------------------------------------------------------------
         Multi-Industry -- 5.8%
         104,100 General Electric Co.                        3,790,281
          13,300 Johnson Controls, Inc.                        961,856
          12,000 Minnesota Mining & Manufacturing Co.        1,252,560
          72,900 Tyco International Ltd.                     3,582,306
         -------------------------------------------------------------
                                                             9,587,003
         -------------------------------------------------------------
         Pharmaceuticals -- 6.8%
          31,300 Abbott Laboratories                         1,658,274
          28,700 American Home Products Corp.                1,602,321
          37,500 IVAX Corp.*                                   770,625
          33,000 Merck & Co., Inc.                           2,105,730
         105,850 Pfizer Inc.                                 4,435,115
          16,000 Schering-Plough Corp.                         594,880
         -------------------------------------------------------------
                                                            11,166,945
         -------------------------------------------------------------
         Publishing -- 0.5%
          21,000 The New York Times Co., Class A Shares        866,250
         -------------------------------------------------------------
         Retail -- 10.1%
          21,000 AutoZone, Inc.*                             1,229,130
          32,600 Bed Bath & Beyond Inc.*                       816,956
          21,455 CDW Computer Centers, Inc.*                   988,003
          36,100 Darden Restaurants, Inc.                    1,155,922
          39,000 Federated Department Stores, Inc.*          1,247,610
          47,900 The Home Depot, Inc.                        1,831,217
          19,600 Kohl's Corp.*                               1,089,956
          58,000 The Kroger Co.*                             1,418,680
          38,000 Lowe's Cos., Inc.                           1,295,800
          32,000 Sears, Roebuck and Co.                      1,240,640
          47,700 The TJX Cos., Inc.                          1,612,260
          22,800 Tricon Global Restaurants, Inc.*            1,153,452
          32,100 Wal-Mart Stores, Inc.                       1,649,940
         -------------------------------------------------------------
                                                            16,729,566
         -------------------------------------------------------------
         Semiconductors -- 5.8%
          66,700 Analog Devices, Inc.*                       2,534,600
           8,200 Applied Materials, Inc.*                      279,702


                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO

           SHARES                SECURITY                    VALUE
          ------------------------------------------------------------
          Semiconductors -- 5.8% (continued)
           46,000 Flextronics International Ltd.*         $   915,400
           12,000 Integrated Device Technology, Inc.*         334,200
           42,700 Intel Corp.                               1,042,734
           25,900 International Rectifier Corp.*              909,349
           38,000 Lam Research Corp.*                         720,480
           21,100 Linear Technology Corp.                     818,680
           29,000 LSI Logic Corp.*                            491,550
           11,500 Micron Technology, Inc.*                    261,740
           29,400 National Semiconductor Corp.*               763,812
           13,400 Novellus Systems, Inc.*                     442,602
          -----------------------------------------------------------
                                                            9,514,849
          -----------------------------------------------------------
          Technology -- 18.3%
           56,800 AOL Time Warner Inc.*                     1,772,728
           19,900 Autodesk, Inc.                              661,078
           54,000 BMC Software, Inc.*                         813,780
           18,000 Check Point Software Technologies Ltd.*     531,360
           27,200 Cisco Systems, Inc.*                        460,224
           36,500 Compaq Computer Corp.                       319,375
           39,900 Computer Associates International, Inc.   1,233,708
           17,000 Dell Computer Corp.*                        407,660
           43,600 Electronic Data Systems Corp.             2,806,532
           42,100 First Data Corp.                          2,844,697
           41,400 International Business Machines Corp.     4,474,098
           10,000 Intuit Inc.*                                402,200
          289,000 Lucent Technologies Inc.*                 1,936,300
           94,400 Microsoft Corp.*                          5,489,360
           33,150 Oracle Corp.*                               449,514
           25,000 PeopleSoft, Inc.*                           744,250
           39,000 Peregrine Systems, Inc.*                    563,160
           26,000 SunGard Data Systems Inc.*                  655,200
           19,900 Symantec Corp.*                           1,094,301
           37,000 Tech Data Corp.*                          1,579,530
           23,900 Waters Corp.*                               848,211
          -----------------------------------------------------------
                                                           30,087,266
          -----------------------------------------------------------
          Telecommunications -- 2.1%
           27,000 CIENA Corp.*                                439,020
           43,500 Comverse Technology, Inc.*                  818,235
           12,100 QUALCOMM Inc.*                              594,352
           23,700 Sprint Corp.                                474,000
           90,000 WorldCom, Inc.*                           1,210,500
          -----------------------------------------------------------
                                                            3,536,107
          -----------------------------------------------------------


                      See Notes to Financial Statements.


      23 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO

                 SHARES          SECURITY             VALUE
                ------------------------------------------------
                Textiles/Apparel -- 1.0%
                43,000  Jones Apparel Group, Inc.* $  1,186,800
                21,000  Reebok International Ltd.*      435,960
                -----------------------------------------------
                                                      1,622,760
                -----------------------------------------------
                Transportation -- 0.5%
                26,000  CSX Corp.                       876,200
                -----------------------------------------------
                Utilities -- 1.8%
                24,000  Entergy Corp.                   932,400
                74,800  Reliant Energy, Inc.          2,090,660
                -----------------------------------------------
                                                      3,023,060
                -----------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $182,544,081**)   $164,798,848
                -----------------------------------------------

* Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.
                      See Notes to Financial Statements.

      24 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                          October 31, 2001



                                              Smith Barney
                                               Large Cap      Alliance       Van Kampen
                                                 Value         Growth        Enterprise
                                               Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value
   (Cost -- $497,522,795, $1,005,827,769
   and $182,544,081, respectively)            $503,538,133  $  845,368,993  $164,798,848
  Cash                                                 211          59,574            --
  Receivable for Fund shares sold                   45,974              --            --
  Receivable for securities sold                        --       6,647,893     1,346,325
  Dividends and interest receivable                540,775         324,179        72,755
----------------------------------------------------------------------------------------
  Total Assets                                 504,125,093     852,400,639   166,217,928
----------------------------------------------------------------------------------------
LIABILITIES:
  Management fee payable                           301,742         571,578       283,201
  Payable for Fund shares purchased                 71,054       1,031,063       143,327
  Payable for securities purchased                      --       6,189,507       573,537
  Payable to bank                                       --              --       308,578
  Accrued expenses                                  51,939          87,109        47,391
----------------------------------------------------------------------------------------
  Total Liabilities                                424,735       7,879,257     1,356,034
----------------------------------------------------------------------------------------
Total Net Assets                              $503,700,358  $  844,521,382  $164,861,894
----------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                 $        288  $          507  $        140
  Capital paid in excess of par value          491,490,816   1,015,032,696   218,889,117
  Undistributed net investment income            7,858,730       3,716,372       417,282
  Accumulated net realized loss from
   security transactions                        (1,664,814)    (13,769,417)  (36,699,412)
  Net unrealized appreciation (depreciation)
   of investments                                6,015,338    (160,458,776)  (17,745,233)
----------------------------------------------------------------------------------------
Total Net Assets                              $503,700,358  $  844,521,382  $164,861,894
----------------------------------------------------------------------------------------
Shares Outstanding                              28,828,893      50,673,017    13,965,407
----------------------------------------------------------------------------------------
Net Asset Value                                     $17.47          $16.67        $11.81
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      25 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Operations                   For the Year Ended October 31, 2001


                                           Smith Barney
                                            Large Cap      Alliance      Van Kampen
                                              Value         Growth       Enterprise
                                            Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                $ 10,492,821  $  10,036,189  $   1,820,391
  Interest                                    1,114,877      2,580,056        274,598
  Less: Foreign withholding tax                 (29,576)      (148,773)        (5,030)
-------------------------------------------------------------------------------------
  Total Investment Income                    11,578,122     12,467,472      2,089,959
-------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                     3,606,442      8,850,734      1,584,955
  Shareholder communications                     29,182         46,210          8,886
  Audit and legal                                26,743         29,071         23,654
  Custody                                        21,601         71,281         24,641
  Shareholder and system servicing fees          16,399         15,896         15,846
  Directors' fees                                12,001         23,945          6,818
  Registration fees                                  --          7,203             --
  Other                                           5,769         11,251          7,749
-------------------------------------------------------------------------------------
  Total Expenses                              3,718,137      9,055,591      1,672,549
-------------------------------------------------------------------------------------
Net Investment Income                         7,859,985      3,411,881        417,410
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3):
 Realized Loss From Security Transactions
 (excluding short-term securities):
   Proceeds from sales                      156,174,602    570,648,537    267,022,599
   Cost of securities sold                  157,775,118    599,429,788    302,828,419
-------------------------------------------------------------------------------------
  Net Realized Loss                          (1,600,516)   (28,781,251)   (35,805,820)
-------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation
 (Depreciation) of Investments:
   Beginning of year                         78,923,264    238,133,965     64,396,234
   End of year                                6,015,338   (160,458,776)   (17,745,233)
-------------------------------------------------------------------------------------
  Change in Net Unrealized
  Appreciation (Depreciation)               (72,907,926)  (398,592,741)   (82,141,467)
-------------------------------------------------------------------------------------
Net Loss on Investments                     (74,508,442)  (427,373,992)  (117,947,287)
-------------------------------------------------------------------------------------
Decrease in Net Assets From Operations     $(66,648,457) $(423,962,111) $(117,529,877)
-------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      26 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets


                                                For the Years Ended October 31,

Smith Barney Large Cap Value Portfolio                    2001          2000
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               $  7,859,985  $  7,600,654
  Net realized gain (loss)                              (1,600,516)   19,527,337
  Increase (decrease) in net unrealized appreciation   (72,907,926)   15,859,344
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations    (66,648,457)   42,987,335
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (7,600,169)   (6,775,481)
  Net realized gains                                   (19,526,123)  (12,244,351)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (27,126,292)  (19,019,832)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                      64,117,694    34,190,253
  Net asset value of shares issued for
    reinvestment of dividends                           27,126,292    19,019,832
  Cost of shares reacquired                            (47,079,626)  (67,546,687)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                              44,164,360   (14,336,602)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      (49,610,389)    9,630,901
NET ASSETS:
  Beginning of year                                    553,310,747   543,679,846
--------------------------------------------------------------------------------
  End of year*                                        $503,700,358  $553,310,747
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:      $7,858,730    $7,598,914
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      27  Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                                For the Years Ended October 31,

Alliance Growth Portfolio                                 2001            2000
-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                              $    3,411,881  $    2,394,036
  Net realized gain (loss)                              (28,781,251)    167,878,452
  Decrease in net unrealized appreciation              (398,592,741)    (65,855,300)
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations    (423,962,111)    104,417,188
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (2,079,161)     (1,188,087)
  Net realized gains                                   (153,147,325)   (104,363,232)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (155,226,486)   (105,551,319)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                       45,194,803     165,192,994
  Net asset value of shares issued for
   reinvestment of dividends                            155,226,486     105,551,319
  Cost of shares reacquired                            (146,663,179)    (65,572,252)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                               53,758,110     205,172,061
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      (525,430,487)    204,037,930
NET ASSETS:
  Beginning of year                                   1,369,951,869   1,165,913,939
-----------------------------------------------------------------------------------
  End of year*                                       $  844,521,382  $1,369,951,869
-----------------------------------------------------------------------------------
* Includes undistributed net investment income of:       $3,716,372      $2,621,459
-----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      28 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                                For the Years Ended October 31,

Van Kampen Enterprise Portfolio                          2001           2000
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                       $     417,410  $   (804,403)
  Net realized gain (loss)                             (35,805,820)   53,338,578
  Decrease in net unrealized appreciation              (82,141,467)   (7,657,420)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations   (117,529,877)   44,876,755
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (128)      (15,787)
  Net realized gains                                   (53,981,182)  (44,056,608)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (53,981,310)  (44,072,395)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                       3,496,358    13,009,479
  Net asset value of shares issued for
   reinvestment of dividends                            53,981,310    44,072,395
  Cost of shares reacquired                            (51,697,834)  (40,702,493)
--------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                               5,779,834    16,379,381
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (165,731,353)   17,183,741
NET ASSETS:
  Beginning of year                                    330,593,247   313,409,506
--------------------------------------------------------------------------------
  End of year*                                       $ 164,861,894  $330,593,247
--------------------------------------------------------------------------------
* Includes accumulated net investment income of:          $417,282            --
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      29 Travelers Series Fund Inc.  | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: AIM Capital Appreciation, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f ) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method;
(i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted




      30 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the Alliance Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). In addition, SBLCV pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Alliance Growth Portfolio ("AGP") and the Van Kampen Enterprise Portfolio ("VKEP"). AGP and VKEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen Asset Management, Inc. ("VKAM"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAM are responsible for the day-to-day portfolio operations and investment





      31 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders decisions and are compensated by TIA for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKEP, respectively. These fees are calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKEP.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, each Portfolio paid transfer agent fees of $5,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 2001, SSB received brokerage commissions of $198,276.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                         Smith Barney     Alliance    Van Kampen
                        Large Cap Value    Growth     Enterprise
              ----------------------------------------------------
              Purchases  $171,340,341   $488,586,403 $237,808,093
              ----------------------------------------------------
              Sales       156,174,602    570,648,537  267,022,599
              ---------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                            Smith Barney     Alliance      Van Kampen
                                           Large Cap Value    Growth       Enterprise
----------------------------------------------------------------------------------------
Gross unrealized appreciation               $ 43,397,435   $  75,968,801  $  6,487,803
Gross unrealized depreciation                (37,382,097)   (236,427,577)  (24,233,036)
----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)  $  6,015,338   $(160,458,776) $(17,745,233)
---------------------------------------------------------------------------------------





      32 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

Only AGP and VKEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, AGP and VKEP did not hold any futures contracts.

6. Option Contracts

AGP and VKEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss


   33    Travelers Series Fund Inc.   |   2001 Annual Report to Shareholders
will be realized from the sale of the underlying security and the proceeds from such sale decreased by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At October 31, 2001, AGP and VKEP did not hold any purchased call or put option contracts.

When AGP and VKEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2001, AGP and VKEP did not enter into any written covered call or put option contracts.

7. Lending of Portfolio Securities

SBLCV and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current


   34    Travelers Series Fund Inc.   |   2001 Annual Report to Shareholders
market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2001, SBLCV and AGP did not have any securities on loan.

8. Capital Loss Carryforward

At October 31, 2001, the Portfolios had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $1,588,000, $12,711,000 and $34,852,000 for SBLCV, AGP and
VKEP, respectively, expiring October 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

9. Capital Shares

At October 31, 2001, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                              Year Ended       Year Ended
                                           October 31, 2001 October 31, 2000
    -------------------------------------------------------------------------
    Smith Barney Large Cap Value Portfolio
    Shares sold                                3,185,830        1,758,687
    Shares issued on reinvestment              1,383,995        1,013,850
    Shares reacquired                         (2,424,758)      (3,512,603)
    -------------------------------------------------------------------------
    Net Increase (Decrease)                    2,145,067         (740,066)
    -------------------------------------------------------------------------
    Alliance Growth Portfolio
    Shares sold                                1,918,863        5,326,836
    Shares issued on reinvestment              7,568,332        3,570,748
    Shares reacquired                         (6,666,029)      (2,172,340)
    -------------------------------------------------------------------------
    Net Increase                               2,821,166        6,725,244
    -------------------------------------------------------------------------
    Van Kampen Enterprise Portfolio
    Shares sold                                  180,768          457,422
    Shares issued on reinvestment              4,007,521        1,602,050
    Shares reacquired                         (3,136,988)      (1,425,020)
    -------------------------------------------------------------------------
    Net Increase                               1,051,301          634,452
    -------------------------------------------------------------------------


   35    Travelers Series Fund Inc.   |   2001 Annual Report to Shareholders

 Financial Highlights



For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Large Cap
Value Portfolio                             2001      2000    1999   1998/(1)/  1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 20.74   $19.83  $18.94   $17.90   $14.84
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.26     0.30    0.27     0.31     0.25
  Net realized and unrealized gain (loss)    (2.56)    1.34    1.38     1.47     3.16
------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.30)    1.64    1.65     1.78     3.41
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.27)   (0.26)  (0.24)   (0.21)   (0.18)
  Net realized gains                         (0.70)   (0.47)  (0.52)   (0.53)   (0.17)
------------------------------------------------------------------------------------
Total Distributions                          (0.97)   (0.73)  (0.76)   (0.74)   (0.35)
------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 17.47   $20.74  $19.83   $18.94   $17.90
------------------------------------------------------------------------------------
Total Return                                (11.58)%   8.62%   8.52%    9.65%   23.38%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $504     $553    $544     $424     $287
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.67%    0.66%   0.67%    0.68%    0.69%
  Net investment income                       1.42     1.45    1.35     1.59     2.01
------------------------------------------------------------------------------------
Portfolio Turnover Rate                         29%      23%     43%      36%      46%
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


      36 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Alliance Growth Portfolio                   2001     2000    1999    1998    1997
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $28.63   $28.35  $22.14  $20.82  $16.30
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.07     0.05    0.02    0.11    0.05
  Net realized and unrealized gain (loss)   (8.60)    2.66    7.79    2.69    5.11
------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (8.53)    2.71    7.81    2.80    5.16
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.05)   (0.03)  (0.15)  (0.04)  (0.02)
  Net realized gains                        (3.38)   (2.40)  (1.45)  (1.44)  (0.62)
------------------------------------------------------------------------------------
Total Distributions                         (3.43)   (2.43)  (1.60)  (1.48)  (0.64)
------------------------------------------------------------------------------------
Net Asset Value, End of Year               $16.67   $28.63  $28.35  $22.14  $20.82
------------------------------------------------------------------------------------
Total Return                               (32.05)%   9.27%  35.51%  12.92%  32.59%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $845   $1,370  $1,166    $775    $545
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.82%    0.81%   0.82%   0.82%   0.82%
  Net investment income                      0.31     0.17    0.14    0.59    0.32
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        46%      47%     54%     40%     66%
------------------------------------------------------------------------------------


      37 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Van Kampen
Enterprise Portfolio                        2001     2000     1999    1998    1997
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $25.60   $25.52   $20.56  $19.89  $15.37
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)               0.03    (0.06)    0.00*   0.06    0.06
  Net realized and unrealized gain (loss)   (9.05)    3.87     5.42    1.83    4.51
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations         (9.02)    3.81     5.42    1.89    4.57
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.00)*  (0.00)*  (0.07)  (0.05)  (0.05)
  Net realized gains                        (4.77)   (3.73)   (0.39)  (1.17)     --
-----------------------------------------------------------------------------------
Total Distributions                         (4.77)   (3.73)   (0.46)  (1.22)  (0.05)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.81   $25.60   $25.52  $20.56  $19.89
-----------------------------------------------------------------------------------
Total Return                               (37.52)%  13.92%   26.48%   8.97%  29.81%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $165     $331     $313    $249    $197
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.74%    0.72%    0.73%   0.73%   0.74%
  Net investment income (loss)               0.18    (0.22)    0.01    0.35    0.41
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                       107%     117%     120%     68%     75%
-----------------------------------------------------------------------------------

* Amount represents less than $0.01 per share.


      38 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP
New York, New York
December 12, 2001


      39 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Tax Information (unaudited)


For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2001:
   . Long-term capital gain distributions paid:

Large Cap Value Portfolio       $ 19,526,123
Alliance Growth Portfolio        118,501,856
Van Kampen Enterprise Portfolio   53,981,182

   . Percentages of ordinary income distributions designated as qualifying for the dividends received deduction available to corporate shareholders:

Large Cap Value Portfolio       100.00%
Alliance Growth Portfolio        18.54
Van Kampen Enterprise Portfolio 100.00

The following percentage of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

Alliance Growth Portfolio        0.86%
Van Kampen Enterprise Portfolio 12.96


      40 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

TRAVELERS SERIES
   FUND INC.



      DIRECTORS                        INVESTMENT MANAGERS
      Victor K. Atkins                 Smith Barney Fund Management LLC
      A.E. Cohen                       Travelers Investment Adviser, Inc.
      Robert A. Frankel
      Michael Gellert                  CUSTODIAN
      Rainer Greeven                   PFPC Trust Company
      Susan M. Heilbron
      Heath B. McLendon,               ANNUITY
       Chairman                        ADMINISTRATION
                                       Travelers Annuity Investor Services
      OFFICERS                         5 State House Square
      Heath B. McLendon                1 Tower Square
      President and                    Hartford, Connecticut 06183
      Chief Executive Officer

      Lewis E. Daidone
      Senior Vice President
      and Treasurer

      Giri Bogavelli, CFA
      Investment Officer

      Steven Craige, CFA
      Investment Officer

      Paul A. Brook
      Controller

      Christina T. Sydor
      Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004


 SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0251 12/01

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                 SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

                    SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO
              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2001




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO OF HEATH B. MCLENDON]
HEATH B. MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder:
We herein provide the annual report for the Travelers Series Fund Inc. -- Smith Barney International All Cap Growth Portfolio and Salomon Brothers Global High Yield Portfolio ("Portfolio(s)") for the year ended October 31, 2001./1/ In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Smith Barney International All Cap Growth Portfolio
Performance Update
For the year ended October 31, 2001, the Smith Barney International All Cap Growth Portfolio ("Portfolio") returned negative 39.63%. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2/ returned negative 24.93% for the same period. Past performance is not indicative of future results.

Investment Strategy
As "bottom-up"/3/ managers, we look for companies that have the following qualities and characteristics: experienced, effective management teams; a commitment to achieving long-term growth and above-average earnings growth; and an ability to cultivate and leverage sustainable competitive advantages. While a sector or region may have winners and losers, we believe that attractive companies stand by their marketplace strategy, leadership and management.

--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities portfolio. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation.
2 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


       1 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Market Review and Outlook
For the second consecutive fiscal year, a series of extraordinary events significantly influenced the Portfolio. In several key aspects, however, the year 2001 was a studied contrast to trends that prevailed during 2000:
     . In 2001, the U.S. Federal Reserve Board ("Fed") began a series of short-term interest rate cuts designed to reinvigorate the slowing U.S. economy. This brought inflation-adjusted short-term yields to multi-decade lows.
     . The trading value of the new European currency, the euro, stabilized versus the U.S. dollar, compared to sharp declines in 2000.
     . Energy prices fell sharply toward the end of 2001 -- a welcome change from the price increases of 2000. Oil prices fell as expectations regarding the demand for global energy slid precipitously in the aftermath of the September 11th attacks and on news about weakening industrial production.
     . International growth/4/ stocks began to rally at the end of the period, after 18 months of outperformance by international value/5/ stocks. We believe the sustainability of this trend will depend on the depth and duration of the global economic slowdown.

During the period, European equity markets declined as the recession in the U.S. affected Europe's export-oriented economies. In our view, the European Central Bank ("ECB") was slow to recognize and act on the growing risk of recession. Subsequent to the events of September 11th, however, the ECB has reduced interest rates with far greater urgency.

The European equity markets are heavily weighted toward financial services stocks, especially banks and insurers. European banks have been aggressively acquiring investment banking and capital market businesses, and those equities suffered from the cyclical downturn of the financial markets. European insurance stocks also suffered from the decline in equities, which represents a far greater proportion of their assets compared to U.S. insurers. The liabilities stemming from the events of September 11th weighed on these insurance stocks as well.

Over the past five years, European investors have begun to significantly reallocate pension and personal portfolio assets away from fixed income securities and


--------
4 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
5 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.


       2 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders into equities. The bear market of the past 18 months resulted in the liquidation of many equity mutual funds by many European investors, exacerbating the already volatile markets. We expect to see the long-term asset allocation trend toward equities continue, given the lower nominal yields now available from bonds. However, the bear market continues to test the resolve of European investors.

The Asian equity markets also suffered during the period. Many of these markets have a high representation of technology-related stocks, including those of key manufacturers and assemblers of components and semiconductors. As the global technology depression came into clear focus during the period, the Asian economies were subject to significant downgrades in earnings projections. With the capital spending intentions of multinationals clearly in decline, the overall prospect for technology spending at the close of the period was not bright.

During the period, Japan elected a reform-minded Prime Minister with extraordinary popularity and a mandate for change. Yet the pace of change in Japan has been slow, and the financial system continues to face pressure, weighed down by bad debts and a deflationary environment. Rising unemployment and a steady stream of bankruptcies underscore the fragility of Japan's domestic demand.

The emerging markets were not exempt from the global economic downturn during the period. Falling commodity prices in many sectors put pressure on earnings in most emerging markets, which tend to be commodity-dependent export economies. Argentina's continued economic woes weighed heavily on the emerging markets fixed income sector. The country's proposal to reschedule its debt has only increased investors' aversion.

Portfolio Review and Outlook
The geographical composition of the Portfolio shifted during the period, primarily due to the outperformance of European stocks.

Several of the Portfolio's holdings in the telecommunications sector hurt the Portfolio's performance during the period, attributable to concerns over indebtedness in the aftermath of the wireless license auctions. These stocks recently regained favor, however, given that their balance sheets stand to benefit from lower interest rates and that their operations are focused regionally rather than on exports.


       3 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Despite the apparent cheapness of stock valuations in Japan, we have kept the Portfolio under weighted in that market. Because many emerging market companies were put under particular pressure by the global economic downturn, we have limited the Portfolio's emerging market investments and do not anticipate increasing our allocation in the near future.

The Portfolio's top ten holdings reflect an eclectic mix of investment themes. These holdings illustrate our growth-oriented stock selection criteria, which seek to identify companies with strong financial structures, sizable business opportunities and stable, visionary managements.
    1.Celestica Inc. of Canada provides contract electronic manufacturing services to original equipment manufacturers. Celestica manufactures, assembles and tests a host of products for prominent global electronic companies.
    2.Serco Group PLC of the U.K. is a leader in contract government outsourcing. Serco operates a diverse range of central government functions, including defense maintenance and training, transportation and logistics systems, and research facilities.
    3.Capita Group PLC is a leader in business process outsourcing in the U.K.
      to the private sector and to local government institutions. The company provides a host of services, including customer-service functions, human resources, training and software solutions.
    4.Mettler-Toledo International Inc. of Switzerland manufactures precision-weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demands Mettler's highly sophisticated instruments and information management solutions.
    5.Novartis AG of Switzerland is a global pharmaceutical powerhouse, with a range of products in the life sciences. The company has leading prescription and non-prescription medicines, eye care products, as well as food and nutritional products.
    6.Hutchison Whampoa Ltd. of Hong Kong is a conglomerate with special strengths in telecommunications, property development and port operation. Management has an uncanny ability to opportunistically capture value in a diverse host of business sectors.
    7.Nokia Oyj is Finland's leading exporter, with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless communications industry. The stock has been a core holding in the Portfolio for 10 years.


       4 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

    8.Compass Group PLC of the U.K. is a global leader in contract catering for a broad range of institutional facilities. The company has been a consolidator in a fragmented industry marked by good organic growth rates, surplus cash generation and significant economies of scale.
    9.Groupe Danone of France produces global branded consumer products. The company's offerings include dairy products (Dannon Yogurt), bottled water (Evian) and baked goods.
   10.Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer deposit legislation, especially in Europe, has increased the demand for Tomra's products and materials-recycling processes.

Salomon Brothers Global High Yield Portfolio
Performance Update
For the year ended October 31, 2001, the Salomon Brothers Global High Yield Portfolio ("Portfolio") returned 10.99%. In comparison, the J.P. Morgan Global Bond Index/6/ returned 9.33% for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio primarily seeks high current income and, secondarily, capital appreciation by investing primarily in the debt securities of U.S. and foreign companies, banks and governments, including of those in emerging markets.

U.S. High Yield Debt--Market and Portfolio Review
At the commencement of the Portfolio's period, the Fed inflation-fighting bias had driven overnight rates to 6.50%. In January 2001, the market received a boost as the Fed changed its focus on the U.S. economy from inflation to a slowdown and commenced easing (i.e., lowering) rates. Rates were reduced 100 basis points/7/ in January and an additional 300 basis points from March through October 2001, bringing overnight rates to 2.50%. The Fed's changing bias was caused by evidence that U.S. economic growth had slowed considerably in 2001. This evidence, in addition to the issue of the terrorist attacks on September 11th, 2001, prompted the accelerated easing of the federal funds rate ("fed funds rate")/8/ and the continuation of the weakening bias on the U.S. economy. On November 6, 2001 the Fed policymakers met again and reduced

--------
6 The J.P. Morgan Global Bond Index is a broad-based unmanaged index of domestic and foreign bonds. Please note an investor cannot invest directly in an index.
7 A basis point is 0.01% or one one-hundredth of a percent.
8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


       5 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders the benchmark U.S. interest rate by 50 basis points. Please note that the November 6th rate reduction occurred after the close of this reporting period. The fed funds rate currently stands at 2.00%, lowest in 40 years following the 10th rate cut of the year, a sequence of easing not seen since the last recession of 1991. The next Federal Open Market Committee/9/ meeting is scheduled for December 11, 2001.

During the period, the U.S. high-yield market experienced increased levels of volatility attributable to a variety of factors, including large flows of capital in and out of mutual funds, the Fed's reductions in interest rates, the continuing stream of negative economic data, equity market declines, and continued earnings warnings in the technology and telecommunications sectors. The U.S. high-yield market struggled early in the period due to negative earnings revisions, weak economic data and uncertainty surrounding the elections in the U.S. The slowing economy led the Fed to begin a series of interest rate reductions that began in January 2001. The rate reductions, in turn, resulted in significant inflows of capital into mutual funds, as well as a market rebound led by the telecommunications sector. Despite the initial enthusiasm over the interest rate cuts, however, market sentiment turned negative on news of continued deterioration in corporate earnings and falling stock prices. In July and August 2001, the U.S. high-yield market rallied once again, spurred by takeover speculation, as well as by debt buy-backs from distressed telecommunications companies.

The tragic events of September 11, 2001, however, dramatically reversed this latest rally. The U.S. high-yield market recorded its worst month of performance since the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market")/10/ began in January 1989. The SSB High Yield Market was down 7.2% in the month of September 2001 alone. Heightened volatility adversely impacted the valuations of bonds in industries with more cyclical exposure, or with exposure to the tourism and airline sectors.

In spite of continued economic weakness and the uncertainty surrounding the events of September 11th, the U.S. high-yield market rebounded in October 2001. The SSB High Yield Market posted a return of 3.32% for that month. This market rally resulted from strong gains in U.S. Treasuries, an increase in

--------
9 The Federal Open Market Committee is a policy-making body of the Federal
  Reserve System, the U.S. central bank that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
10The SSB High Yield Market is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index


       6 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders buying activity as bargain hunters searched for oversold credits, and $582 million in mutual fund inflows (compared to almost $2 billion in redemptions in September 2001).

Top-performing industries in the U.S. high-yield bond market during the period included restaurants, supermarkets/drugstores, consumer products, financial services, housing-related issues and healthcare. Better-than-expected operational performance drove the strong performance of restaurants and supermarkets/drugstores. Consumer products benefited from steady demand. The financial services and housing-related sectors benefited from the environment of declining interest rates, as well as from surprisingly strong home sales. The healthcare sector was supported by favorable industry fundamentals and by its defensive characteristics, which had come into demand.

The worst-performing industry groups during the period, included telecommunications, airlines, textiles, automotive, metals & mining and technology. The telecommunications sector suffered as the skepticism that had previously existed (regarding the viability of business plans and the ability to tap new sources of funding) gave way to a certainty that businesses would be unable to survive in their present forms. Airlines were negatively impacted by the terrorist attacks of September 11th and the dramatic slowdown in air travel that ensued. The textiles and automotive sectors suffered from the drop in demand caused by the slowing economy. The metals and mining sectors also underperformed as a result of pressure from steel imports, the declining demand for steel and depressed steel product prices. Finally, the technology industry was adversely affected by the decline in corporate spending attributable to the slowing economy.

U.S. High Yield Debt Market and Portfolio Outlook
Looking ahead, we believe valuations in the market for U.S. high yield securities continue to appear attractive at yields in excess of 12.25%, provided they meet what we believe to be suitable credit-quality criteria. We remain cautious, however, as we believe that the longer-term positive effects of any Fed interest rate cuts will be offset by several factors in the short run, including: (i) heightened concerns about defaults, (ii) disappointing corporate profitability, (iii) intensified concerns over the U.S. and global economies, (iv) reduced secondary market liquidity, and (v) continued equity market volatility. In view of these concerns, we are continuing to pursue a more conservative investment strategy geared to accumulating better-quality credits for the Portfolio.


       7 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Emerging Markets Debt -- Market and Portfolio Review
Emerging markets debt returned 3.51% during the period, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/11/. Developments in Argentina and Brazil set the tone for the period. Argentina is the worst performer in the EMBI+ returned negative 31.65% for the period; Brazil, suffering from Argentine contagion, returned negative 0.62% for the same time period. Argentina and Brazil currently represent 36% of the total market capitalization of the EMBI+.

Historically, weak performance from the largest countries that comprise the EMBI+ has tended to drag down returns across all countries in the market. However, during the period, the performances of the other 14 emerging market countries were positive, with each one outperforming the EMBI+.

Oil prices is an important driver of value in the emerging debt markets that experienced considerable price volatility during the period due to a number of factors, including the global oversupply of oil, a reduction in air travel and the slowing U.S. economy. Oil prices traded from a high of $35.58 to a low of $21.18 as investors focused on declining demand. Prices closed the period at their low of $21.18 per barrel. The Organization of Petroleum Exporting Countries ("OPEC")/12/ continued to regulate production as it proactively intervened to defend the low end of the range. OPEC's latest intervention occurred on September 1, 2001, when it cut production by one million barrels per day. Further production cuts may be needed to keep the low end of OPEC's price range above $21 per barrel.

Latin America
As a region, Latin America returned negative 4.65% for the period, underperforming the EMBI+ by more than 8.0%. The region continues to be influenced by the recession in Argentina and its contagion effect on the Brazilian real, as well as by heightened inflationary pressure.

--------
11The EMBI+ is total returns index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. An investor cannot invest directly in an index.
12OPEC is an international organization of 11 developing countries each of which are heavily reliant on oil revenues as its main source of income. Membership is open to any country which is a substantial net exporter of oil and which shares the ideals of the Organization. The current Members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.


       8 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Argentine debt returned negative 31.65% for the period -- the worst performance in the EMBI+. The country continues to struggle with a weak economy and the increased likelihood of default. In August 2001, the high-yield market in Argentina experienced positive momentum after the International Monetary Fund ("IMF")/13/ announced that an additional $8 billion would be injected into the economy to help alleviate short-term pressure on deposits and reserves. This positive momentum came to a halt in October, however, when Standard & Poor's Ratings Service Inc. ("Standard & Poor's")/14/ reduced Argentina's external debt rating to CC from CCC+. We continue to keep the Portfolio underweighted in Argentine debt while monitoring developments closely.

Brazilian debt returned negative 0.62% for the period, underperforming the EMBI+ by more than 4.0%. Two factors negatively affected the Brazilian economy during the period: the spike in volatility in international financial markets, and concerns about weakness in the Brazilian real. The Brazilian Central Bank continued its tightening policy, raising the Selic (the overnight lending rate in Brazil) to 19.0%. In our opinion, the key issue for Brazil remains the sustainability of its public sector debt in an environment where Argentina's problems keep the exchange rate and local interest rates under pressure. The market welcomed the IMF's announcement in August 2001, granting an extension of a $15 billion line of credit. We feel positive local developments, however, are still outweighed by negative news out of Argentina. While we expect that investment opportunities may arise in Brazil, we maintained the Portfolio's slightly underweighted position relative to the EMBI+ during the period.

Mexican debt returned 16.79% for the period, outperforming the EMBI+ by more than 13.0%. The Mexican economy benefited from oil prices in the $20-range, as reflected in its overall levels of growth and fiscal strength. We believe the market continues to anticipate a Standard & Poor's upgrade of Mexico's debt to investment grade, although the fact that the global economic slowdown and recession in the U.S. have gained momentum will likely delay the rating agency's decision. During the period, we maintained the Portfolio's exposure to Mexico since we feel it is one of the most stable countries in the emerging markets, and since it reflects our overall defensive strategy for the Portfolio today.

--------
13The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.
14Standard & Poor's Ratings Service Inc. is one of two major credit rating agencies.


       9 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Eastern Europe/Middle East/Africa
Non-Latin-American countries outperformed Latin American countries during the period, returning 25.47% and outperforming the EMBI+ by more than 21.0%. Russia, Turkey, Bulgaria, South Korea, Nigeria, the Philippines, Poland and Morocco all contributed to the Portfolio's performance during the period.

Russian debt, the best performer in the EMBI+, returned an impressive 36.27% for the period. The Russian economy continues to benefit from oil prices at the $20 level as reflected in its overall economic strength. During the period, Moody's Investors Service, Inc./15/ revised Russia's foreign currency bond rating upward, from B3 to B2, due to Russia's improved capacity to service its debt. Improving fundamentals may lead to credit rating upgrades over the medium term for Russian debt securities as well. In response to these factors, we kept the Portfolio overweighted in Russian debt during the period.

Turkish debt returned 5.87% for the period, as measured by the EMBI+. During July and August 2001, important new laws were passed, and the necessary restructuring of the Turkish banking sector commenced. The Turkish government embarked on a widely publicized campaign to strengthen the Turkish lira, and the IMF and World Bank/16/ disbursed an additional $4.2 billion to Turkey. More recently, market sentiment improved toward Turkey, thanks to the increasing likelihood of a new international support package enhanced by its current geopolitical position. Following the events of September 11th, we took a small position in Turkish sovereign debt, which benefited the Portfolio's performance. We will continue to monitor developments closely.

Emerging Markets Debt -- Market and Portfolio Outlook
We believe that the Portfolio's investments performed well during the period, amid high volatility in the global financial markets and given Argentina's continued fiscal turmoil. Excluding Argentina, the EMBI+ returned 14.90% during the period -- strong performance given the uncertain economic environment. We continue to keep the Portfolio fully invested in a diversified portfolio of emerging markets debt securities. That said, we have become more defensive in our outlook and have reduced our exposure to market risk over the past few months.

--------
15Moody's Investors Service, Inc. is one of two major credit rating agencies. 16The World Bank helps developing countries fight poverty and establish economic growth that is stable, sustainable, and equitable. One of the ways that the World Bank provides assistance is by lending countries money.


      10 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Thank you for investing in the Travelers Series Fund Inc. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

November 17, 2001

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 16 through 24 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of October 31, 2001 and is subject to change.



      11 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

              Smith Barney International All Cap Growth Portfolio

 Historical Performance



                     Net Asset Value
                    -----------------
                    Beginning   End    Income   Capital Gain   Total
Year Ended           of Year  of Year Dividends Distributions Returns+
------------------------------------------------------------------------
10/31/01             $18.52   $11.18    $0.00       $0.00      (39.63)%
------------------------------------------------------------------------
10/31/00              16.92    18.52     0.13        0.00       10.18
------------------------------------------------------------------------
10/31/99              12.60    16.92     0.05        0.00       34.73
------------------------------------------------------------------------
10/31/98              13.23    12.60     0.00        0.00       (4.76)
------------------------------------------------------------------------
10/31/97              12.18    13.23     0.01        0.00        8.73
------------------------------------------------------------------------
10/31/96              10.48    12.18     0.01        0.00       16.36
------------------------------------------------------------------------
10/31/95              10.55    10.48     0.00        0.00       (0.66)
------------------------------------------------------------------------
6/16/94* - 10/31/94   10.00    10.55     0.00        0.00        5.50++
------------------------------------------------------------------------
Total                                   $0.20       $0.00
------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01       (39.63)%
-----------------------------------
Five Years Ended 10/31/01  (1.48)
-----------------------------------
6/16/94* through 10/31/01   1.69
-----------------------------------

 Cumulative Total Return+

6/16/94* through 10/31/01 13.16%
---------------------------------
+ Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


      12 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
            Smith Barney International All Cap Growth Portfolio vs.
                               MSCI EAFE Index+

--------------------------------------------------------

                           June 1994 -- October 2001


                                [CHART]

                               Smith Barney
                              International
                             All Cap Growth    MSCI EAFE
                               Portfolio         Index
                               ---------         -----
                6/16/94          10000           10000
                  10/94          10550           10443
                  10/95          10480           10436
                  10/96          12194           11563
                  10/97          13259           12133
                  10/98          12628           13340
                  10/99          17013           16413
                  10/00          18745           15956
               10/31/01          11316           11966



+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 International All Cap Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


     13    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                 Salomon Brothers Global High Yield Portfolio

 Historical Performance



                     Net Asset Value
                    -----------------
                    Beginning   End    Income   Capital Gain   Total
Year Ended           of Year  of Year Dividends Distributions Returns+
------------------------------------------------------------------------
10/31/01             $ 9.89   $10.27    $0.68       $0.00      10.99%
------------------------------------------------------------------------
10/31/00              10.22     9.89     0.77        0.00       4.34
------------------------------------------------------------------------
10/31/99              10.97    10.22     0.65        0.00      (0.96)
------------------------------------------------------------------------
10/31/98              12.52    10.97     0.66        0.64      (2.50)
------------------------------------------------------------------------
10/31/97              12.45    12.52     0.46        0.58       9.32
------------------------------------------------------------------------
10/31/96              10.77    12.45     0.42        0.00      20.07
------------------------------------------------------------------------
10/31/95               9.95    10.77     0.10        0.00       9.37
------------------------------------------------------------------------
6/16/94* - 10/31/94   10.00     9.95     0.00        0.00      (0.50)++
------------------------------------------------------------------------
Total                                   $3.74       $1.22
------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                     10.99%
-------------------------------------------------------------------------------
Five Years Ended 10/31/01                                                4.10
-------------------------------------------------------------------------------
6/16/94* through 10/31/01                                                6.56
-------------------------------------------------------------------------------

 Cumulative Total Return+

6/16/94* through 10/31/01                                               59.74%
-------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


      14 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
               Salomon Brothers Global High Yield Portfolio vs.
                        J.P. Morgan Global Bond Index+

--------------------------------------------------------

                           June 1994 -- October 2001

                                    [CHART]

                   Salomon Brothers Global      J.P. Morgan Global
                    High Yield Portfolio      Bond Index - Unhedged
                    --------------------      ---------------------
        6/16/94           10000                         10000
        10/94              9950                         10391
        10/95             10882                         11985
        10/96             13066                         12716
        10/97             14284                         13161
        10/98             13927                         14869
        10/99             13793                         14429
        10/00             14392                         13759
        10/31/01          15974                         14413


+Hypothetical illustration of $10,000 invested in shares of the Salomon
 Brothers Global High Yield Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The J.P. Morgan Global Bond Index -- Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


     15    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments                                      October 31, 2001


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

SHARES                         SECURITY                         VALUE
-------------------------------------------------------------------------
STOCK -- 99.6%
Australia -- 0.5%
   785,800 John Fairfax Holdings Ltd.                        $ 1,343,608
------------------------------------------------------------------------
Canada -- 6.9%
   350,000 Celestica Inc.+                                    12,109,277
   164,000 Patheon, Inc.+                                      1,134,812
   161,000 The Toronto-Dominion Bank++                         3,646,547
------------------------------------------------------------------------
                                                              16,890,636
------------------------------------------------------------------------
China -- 0.3%
   800,000 China Unicom Ltd.+++                                  748,718
------------------------------------------------------------------------
Denmark -- 1.4%
    86,000 Novo Nordisk A/S                                    3,484,914
------------------------------------------------------------------------
Finland -- 3.3%
   400,000 Nokia Oyj                                           8,192,629
------------------------------------------------------------------------
France -- 6.8%
   240,000 Axa                                                 5,245,590
   110,000 Credit Lyonnais S.A.++                              3,845,777
    65,000 Groupe Danone                                       7,512,653
------------------------------------------------------------------------
                                                              16,604,020
------------------------------------------------------------------------
Germany -- 5.2%
    60,000 Aixtron AG++                                        1,127,910
    20,000 Allianz AG                                          4,709,518
   110,000 Deutsche Telekom AG                                 1,700,769
    31,000 SAP AG Preferred                                    3,206,538
   110,000 Stinnes AG++                                        1,959,001
------------------------------------------------------------------------
                                                              12,703,736
------------------------------------------------------------------------
Hong Kong -- 8.5%
    25,000 China Mobile (Hong Kong) Ltd.+                         75,801
   613,524 HSBC Holdings PLC++                                 6,646,510
 1,036,500 Hutchison Whampoa Ltd.                              8,371,731
 2,808,000 Li & Fung Ltd.                                      2,682,000
   483,557 Sun Hung Kai Properties Ltd.                        2,975,735
------------------------------------------------------------------------
                                                              20,751,777
------------------------------------------------------------------------
Ireland -- 4.1%
   484,618 Bank of Ireland                                     4,293,513
   200,000 CRH PLC                                             3,099,503
   775,628 Independent News & Media PLC                        1,234,820
   253,755 Irish Continental Group PLC                         1,300,967
------------------------------------------------------------------------
                                                               9,928,803
------------------------------------------------------------------------
Israel -- 1.1%
   100,000 Amdocs Ltd.+++                                      2,611,000
------------------------------------------------------------------------


                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

SHARES                           SECURITY                            VALUE
-------------------------------------------------------------------------------
Italy -- 2.8%
  275,000 San Paolo -- IMI S.p.A.++                              $   2,886,559
  740,000 Telecom Italia Mobile S.p.A.++                             4,026,836
------------------------------------------------------------------------------
                                                                     6,913,395
------------------------------------------------------------------------------
Japan -- 11.9%
   38,000 DAIBIRU CORP.                                                252,103
  380,000 JGC CORP.++                                                2,697,785
  200,000 Kao Corp.                                                  4,732,955
   12,000 Matsushita Electric Industrial Co., Ltd.                     141,989
   65,000 Murata Manufacturing Co., Ltd.                             4,073,606
       34 Nippon Telegraph & Telephone Corp. (NTT)                     139,834
   15,000 Nomura Holdings, Inc.                                        197,070
      727 NTT Data Corp.                                             3,173,895
      170 NTT DoCoMo, Inc.                                           2,302,828
   18,000 Seven-Eleven Japan Co., Ltd.                                 782,896
  265,000 Sharp Corp.                                                2,737,688
   88,000 SONY CORP.                                                 3,324,820
  205,000 Terumo Corp.                                               3,387,531
   54,000 Trend Micro Inc.+++                                        1,158,921
------------------------------------------------------------------------------
                                                                    29,103,921
------------------------------------------------------------------------------
Mexico -- 2.9%
3,306,000 Wal-Mart de Mexico S.A. de C.V.                            7,139,049
------------------------------------------------------------------------------
Netherlands -- 1.1%
   75,000 Heineken NV                                                2,755,689
   12,500 VIA NET.WORKS, Inc.+                                          11,500
------------------------------------------------------------------------------
                                                                     2,767,189
------------------------------------------------------------------------------
Norway -- 2.9%
  720,000 Tomra Systems ASA++                                        7,159,792
------------------------------------------------------------------------------
Singapore -- 3.2%
  524,000 DelGro Corp. Ltd.                                            698,456
  290,000 Singapore Press Holdings, Ltd.                             2,513,370
2,000,000 Singapore Technologies Engineering, Ltd.                   2,259,949
  450,000 Venture Manufacturing (Singapore) Ltd.                     2,381,997
------------------------------------------------------------------------------
                                                                     7,853,772
------------------------------------------------------------------------------
South Africa -- 0.7%
   50,000 Anglo American Platinum Corp., Ltd.                        1,632,926
------------------------------------------------------------------------------
Spain -- 5.4%
  453,000 Amadeus Global Travel Distribution S.A.++                  2,448,779
  500,000 Indra Sistemas S.A.                                        3,822,661
  130,000 Sogecable S.A.+++                                          2,923,211
  337,094 Telefonica S.A.+                                           4,044,676
------------------------------------------------------------------------------
                                                                    13,239,327
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

SHARES                         SECURITY                         VALUE
--------------------------------------------------------------------------
Sweden -- 2.5%
   183,000 Assa Abloy AB                                     $  2,084,439
   250,000 Securitas AB++                                       4,160,065
-------------------------------------------------------------------------
                                                                6,244,504
-------------------------------------------------------------------------
Switzerland -- 7.4%
   200,000 Mettler-Toledo International Inc.+                   9,182,000
   240,000 Novartis AG                                          8,974,500
-------------------------------------------------------------------------
                                                               18,156,500
-------------------------------------------------------------------------
United Kingdom -- 20.7%
 1,600,000 Capita Group PLC                                    10,110,797
   345,000 COLT Telecom Group PLC+                                588,889
 1,075,000 Compass Group PLC                                    7,831,692
   230,000 Diageo PLC                                           2,293,742
   500,000 Guardian IT PLC                                      2,600,334
 1,757,678 Hays PLC                                             4,206,695
    18,200 Jardine Lloyd Thompson Group PLC                       154,592
   860,081 Misys PLC                                            3,248,545
 2,159,987 Serco Group PLC                                     11,447,376
 1,152,000 Taylor Nelson Sofres PLC                             3,111,225
 2,192,373 Vodafone Group PLC                                   5,063,930
-------------------------------------------------------------------------
                                                               50,657,817
-------------------------------------------------------------------------
           TOTAL STOCK(Cost -- $236,927,167)                  244,128,033
-------------------------------------------------------------------------
   FACE
  AMOUNT                       SECURITY                         VALUE
--------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
$1,082,000 CIBC Wood Gundy Securities Inc., 2.420% due
            11/1/01; Proceeds at maturity -- $1,082,073;
            (Fully collateralized by U.S Treasury Notes,
            6.000% due 9/30/02; Market value -- $1,104,629)
            (Cost -- $1,082,000)                                1,082,000
-------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%(Cost -- $238,009,167*)  $245,210,033
-------------------------------------------------------------------------

+ Non-income producing security.
++ All or a portion of this security is on loan (See Note 9).
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001



                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

  FACE
 AMOUNT+                                SECURITY                              VALUE
----------------------------------------------------------------------------------------
BONDS -- 67.3%
Algeria -- 0.1%
   15,000      Republic of Algeria, Loan Tranche 1, 4.313% due 9/4/06      $     12,975
---------------------------------------------------------------------------------------
Argentina -- 0.1%
   55,000      Republic of Argentina, 7.000% due 12/19/08                        26,125
---------------------------------------------------------------------------------------
Brazil -- 0.3%
  125,000      Republic of Brazil, 11.000% due 8/17/40                           83,750
---------------------------------------------------------------------------------------
Bulgaria -- 0.1%
   25,000      Bulgaria FLIRB, Series A, 4.563% due 7/28/12                      20,339
---------------------------------------------------------------------------------------
Canada -- 0.1%
   25,000      Rogers Cantel, 8.800% due 10/1/07                                 23,875
---------------------------------------------------------------------------------------
Colombia -- 0.0%
   10,000      Republic of Colombia, 11.750% due 2/25/20                          9,783
---------------------------------------------------------------------------------------
Denmark -- 0.2%
  390,000/DKK/ Kingdom of Denmark, 5.000% due 8/15/05                            48,721
---------------------------------------------------------------------------------------
Ecuador -- 0.1%
   50,000      Republic of Ecuador, 5.000% due 8/15/30                           20,375
---------------------------------------------------------------------------------------
France -- 0.3%
   20,000/EUR/ France Telecom, 6.750% due 3/14/08                                19,081
   60,000/EUR/ Government of France, 8.500% due 10/25/08                         67,919
---------------------------------------------------------------------------------------
                                                                                 87,000
---------------------------------------------------------------------------------------
Germany -- 1.3%
               Bundesrepublik Deutscheland:
   32,000/EUR/  8.000% due 2/1/02                                                29,124
   10,000/EUR/  6.500% due 7/15/03                                                9,495
   15,000/EUR/  6.000% due 1/5/06                                                14,694
   90,000/EUR/  5.250% due 1/4/11                                                86,299
  170,000/EUR/  5.625% due 1/4/28                                               162,918
   20,000/EUR/ Vodafone Finance BV, 4.750% due 5/27/09                           17,311
---------------------------------------------------------------------------------------
                                                                                319,841
---------------------------------------------------------------------------------------
Italy -- 0.1%
   20,000/EUR/ Unicredito Italiano S.p.A, 6.000% due 3/16/11                     18,701
---------------------------------------------------------------------------------------
Mexico -- 0.4%
  100,000      United Mexican States, 8.375% due 1/14/11                        102,750
---------------------------------------------------------------------------------------
Morocco -- 0.1%
   24,908      Morocco Loan Tranche A, 7.563% due 1/1/09                         21,795
---------------------------------------------------------------------------------------
Netherlands -- 0.7%
  190,000/EUR/ Netherlands Government, 5.000% due 7/15/11                       176,865
---------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

  FACE
 AMOUNT+                                 SECURITY                              VALUE
-----------------------------------------------------------------------------------------
Panama -- 0.1%
   19,259      Republic of Panama IRB, 4.750% due 7/17/14                   $     16,950
----------------------------------------------------------------------------------------
Peru -- 0.1%
   35,000      Republic of Peru, 4.500% due 3/7/17                                25,353
----------------------------------------------------------------------------------------
Philippines -- 0.1%
   20,000      Republic of Philippines, 9.875% due 1/15/19                        16,400
----------------------------------------------------------------------------------------
Poland -- 0.1%
   14,850      Republic of Poland, 6.000% due 10/27/14                            14,655
----------------------------------------------------------------------------------------
Russia -- 0.3%
               Russian Federation:
    3,109        8.250% due 3/31/10                                                2,460
  175,401        5.000% due 3/31/30                                               84,376
----------------------------------------------------------------------------------------
                                                                                  86,836
----------------------------------------------------------------------------------------
Sweden -- 0.0%
   10,000/EUR/ Birka Energi AB, 6.000% due 2/19/08                                 9,406
----------------------------------------------------------------------------------------
United Kingdom -- 0.1%
   20,000      BAT International Finance PLC, 4.875% due 2/25/09                  17,313
   10,000      Imperial Tobacco Fi, 6.375% due 9/27/06                             9,566
----------------------------------------------------------------------------------------
                                                                                  26,879
----------------------------------------------------------------------------------------
United States -- 62.6%
               U.S. Treasury Notes:
  125,000        5.375% due 2/15/31 (a)                                          134,511
1,000,000        6.250% due 5/15/30 (a)                                        1,192,260
  250,000      U.S. Treasury Bond, 5.625% due 5/15/08 (a)                        274,043
   50,000      Acetex Corp., 10.875% due 8/1/09 (b)                               46,500
   50,000      Adelphia Communications, 10.875% due 10/1/10 (c)                   48,250
   50,000      AdvancePCS, 8.500% due 4/1/08                                      52,250
   25,000      Advanced Stores Co., 10.250% due 4/15/08 (b)                       24,250
   15,000      The AES Corporation, 9.375% due 9/15/10                            13,969
   50,000      Allied Waste North America, Series B, 10.000% due 8/1/09 (a)       50,875
   30,000      American Cellular Corp., 9.500% due 10/15/09                       30,300
   45,000      American Tower Corp., 9.375% due 2/1/09 (a)                        36,788
   13,347      Ameriquest III 2000, 8.500% due 7/30/30                            13,314
   25,000      Applied Extrusion Technologies, 10.750% due 7/1/11 (b)             26,375
   50,000      Argosy Gaming Co., 10.750% due 6/1/09                              55,500
   25,000      Armkel Finance LLC, 9.500% due 8/15/09 (b)                         26,250
   60,000      AT&T Wireless Services Inc., 7.875% due 3/1/11 (b)                 65,025
   25,000      Azurix Corp, Series B, 10.750% due 2/15/10                         22,125
  125,000      Bank of America Corp., 7.400% due 1/15/11                         137,969
  250,000      Bayview Financial Acquisition Trust 2001, 3.670% due 8/25/36      257,305
   25,000      Belco Oil & Gas, Series B, 8.875% due 9/15/07                      25,625


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

  FACE
 AMOUNT+                             SECURITY                                VALUE
---------------------------------------------------------------------------------------
United States -- 62.6% (continued)
   25,000 Berry Plastics, 12.250% due 4/15/04                             $     25,375
   25,000 Beverly Enterprises Inc., 9.625% due 4/15/09                          26,500
   50,000 Calpine Corp., 8.750% due 7/15/07                                     50,250
  100,000 Capital One Financial, 7.250% due 5/1/06                              98,000
   50,000 Capster Hotel Co., 8.750% due 8/15/07                                 38,750
   75,000 Charter Communications Holdings, 10.250% due 1/15/10                  76,875
   50,000 CMS Energy Corp., 9.875% due 10/15/07                                 54,063
   25,000 Coast Hotels & Casinos, 9.500% due 4/1/09                             25,000
   50,000 Columbia/HCA, 6.910% due 6/15/05                                      52,313
  225,000 Continental Mortgage Home Equity Loan Trust, 8.500% due 4/25/29      196,875
  100,000 Cox Communications Inc., 7.750% due 11/1/10                          109,875
   50,000 Crown Castle International Corp., 10.750% due 8/1/11 (a)              47,500
   50,000 CSC Holdings Inc., 9.875% due 2/15/13                                 53,188
   25,000 CSC Holdings Inc., 10.500% due 5/15/16                                27,250
  100,000 CSX Corp., 7.950% due 5/1/27                                         112,500
  152,361 Delta Funding NIM, Series 2000-1, 12.500% due 10/26/30               153,885
  150,000 Devon Financing Corp., 6.875% due 9/30/11 (b)                        150,188
   50,000 Dominion Fiber Ventures, 7.050% due 3/15/05 (b)                       52,188
  100,000 Drypers Corp., 10.250% due 6/15/07 (d)                                 1,250
   15,000 Dura Operating Corp., Series D, 9.000% due 5/1/09 (a)                 12,825
   25,000 Echostar DBS Corp., 9.375% due 2/1/09                                 25,625
   50,000 El Paso Energy Partners, Series B, 8.500% due 6/1/11                  52,250
   25,000 Elizabeth Arden Inc., Series B, 10.375% due 5/15/07 (a)               23,000
   25,000 Fedders North America, 9.375% due 8/15/07                             16,438
1,250,000 Federal Home Loan Mortgage Corp., 6.000% due 11/1/30 (e)           1,266,400
6,000,000 Federal National Mortgage Association, 7.000% due 12/13/30 (e)     6,236,220
   25,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08                          21,938
   50,000 Fleming Companies Inc., 10.125% due 4/1/08                            52,500
   25,000 Forest Oil Corp., 8.000% due 6/15/08                                  25,375
  125,000 France Telecom, 7.200% due 3/1/06 (b)                                133,594
  200,000 General Electric Capital Corp., 6.125% due 2/22/11                   213,000
          Global Crossing Holdings Ltd.:
   55,000   9.625% due 5/15/08                                                   9,625
   10,000   8.700% due 8/1/07                                                    1,600
  360,000 Green Tree Home Equity Loan Trust, 7.880% due 9/15/30                394,013
   25,000 Grey Wolf Inc., 8.875% due 7/1/07                                     24,250
   50,000 Harrah's Operating, 7.875% due 12/15/05                               51,688
   50,000 HMH Properties Inc., Series C, 8.450% due 12/1/08                     44,250
   25,000 Hollinger International Publishing, 9.250% due 2/1/06                 23,500
  200,000 Household Finance Corp., 8.000% due 7/15/10                          225,500
   40,000 Iasis Healthcare Corp., 13.000% due 10/15/09                          43,000
   50,000 Insight Midwest, 10.500% due 11/1/10                                  53,500
   50,000 Iron Mountain, 8.125% due 5/15/08                                     50,750


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

 FACE
AMOUNT+                           SECURITY                              VALUE
----------------------------------------------------------------------------------
United States -- 62.6% (continued)
 25,000 ISP Chemco., 10.250% due 7/1/11 (b)                          $     25,125
250,000 JP Morgan Chase Commercial Mortgage, Series 2001-CIBC,
          Class A2, 6.001% due 3/15/33                                    260,916
 23,000 Lamar Media Corp., 8.625% due 9/15/07                              23,719
150,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1,
          Class A2, 6.780% due 4/15/09                                    162,981
 50,000 Lin Television Corp., 8.000% due 1/15/08 (b)                       49,750
 25,000 Mail-Well I Corp., Series B, 8.750% due 12/15/08                   18,375
 15,000 Mediacom Broadband LLC, 11.000% due 7/15/13                        15,975
 25,000 Mediacom LLC/Capital Corp., 9.500% due 1/15/13                     25,625
 50,000 MGM Mirage Inc., 9.750% due 6/1/07                                 50,000
 15,000 Murrin Murrin Holdings Property, 9.375% due 8/31/07                11,063
100,000 Nextel Communications, 9.375% due 11/15/09 (a)                     70,500
 25,000 NextMedia Operating Inc., 10.750% due 7/1/11 (b)                   25,125
 55,000 NTL Communications Corp., Series B, 11.500% due 10/1/08            32,175
        NTL Inc.:
 10,000   12.750% due 4/15/05                                               6,300
 60,000   Series B, 11.500% due 2/1/06                                     36,300
 25,000 Nuevo Energy Co., 9.375% due 10/1/10 (b)                           24,125
 40,000 Ocean Energy, Series B, 8.375% due 7/1/08                          41,800
 50,000 P&L Coal Holdings Corp., Series B, 9.625% due 5/15/08              53,500
 25,000 Petco Animal Supplies, 10.750% due 11/1/11 (b)                     25,625
250,000 Pillowtex Corp., 10.000% due 11/15/06 (d)                           3,750
 25,000 Pioneer Natural Resources Co., 9.625% due 4/1/10                   28,219
 25,000 Playtex Products Inc., 9.375% due 6/1/11                           26,250
 10,000 Polaroid Corp., 11.500% due 2/15/06 (d)                               800
 50,000 Polymer Group Inc., Series B, 9.000% due 7/1/07                    19,250
 50,000 Price Communications Wireless Inc., 11.750% due 7/15/07            54,000
 50,000 Qwest Capital Funding Inc., 7.000% due 8/3/09                      50,313
 25,000 Radio One Inc., 8.875% due 7/1/11 (b)                              26,188
 25,000 Radnor Holdings, 10.000% due 12/1/03                               19,375
200,000 Republic Technologies International, 13.750% due 7/15/09 (d)       14,000
 50,000 Revlon Consumer Products, 8.125% due 2/1/06                        37,000
 25,000 R.H. Donnelly Inc., 9.125% due 6/1/08                              25,406
 25,000 Rite Aid Corp., 7.625% due 4/15/05                                 22,250
 50,000 Riverwood International Co., 10.625% due 8/1/07                    52,625
125,000 Safeway inc., 7.250% due 2/1/31                                   135,781
 50,000 SBA Communications Corp., 10.250% due 2/1/09                       40,250
        Spectrasite Holdings Inc., Series B:
 15,000   10.750% due 3/15/10 (a)                                           8,475
 25,000   12.875% due 3/15/10                                               6,500
 25,000 Telecorp PCS Inc., 10.625 due 7/15/10                              29,125
 55,000 Telewest Communications PLC, 11.000% due 10/1/07                   43,175


                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

  FACE
AMOUNT+                            SECURITY                              VALUE
----------------------------------------------------------------------------------
United States -- 62.6% (continued)
   50,000 Tembec Industries Inc., 8.625% due 6/30/09                  $    52,750
   25,000 Tenet Healthcare Corp., Series B, 7.625% due 6/1/08              29,719
   50,000 Triad Hospitals Inc., 8.750% due 5/1/09                          54,000
  100,000 Tyco International Group SA, 6.375% due 10/15/11                101,750
   50,000 Unisys Corp., 8.125% due 6/1/06                                  50,250
   80,000 United GlobalCom Inc., Series B, Step bond to yield 24.954%
           due 2/15/08                                                     13,200
          United Pan-Europe Communications, Series B:
   10,000 11.250% due 11/1/09                                               1,550
   20,000 Step bond to yield 36.589% due 2/1/10                             1,725
  198,214 US Airways, Inc., Series 003G, 7.890% due 3/1/19                207,679
  100,000 Viacom Inc., 6.625% due 5/15/11                                 104,750
   50,000 Vintage Petroleum, 9.750% due 6/30/09                            54,000
  175,000 Washington Mutual Finance, 6.875% due 5/15/11 (c)               186,594
   50,000 Western Gas Resources, 10.000% due 6/15/09                       51,750
   25,000 Westport Resources Corp., 8.250% due 11/1/11 (b)                 25,500
   50,000 The Williams Companies, Inc., 6.750% due 1/15/06                 52,187
   25,000 Winsloew Furniture Inc., Series B, 12.750% due 8/15/07           22,344
   50,000 World Color Press, Inc., 8.375% due 11/15/08                     52,125
   50,000 XEROX Cap Europe PLC, 5.750% due 5/15/02                         47,875
   60,000 XO Communications Inc., 10.750% due 6/1/09                       12,300
   50,000 Yell Finance BV, 10.750% due 8/1/11                              53,250
---------------------------------------------------------------------------------
                                                                       15,663,159
---------------------------------------------------------------------------------
Venezuela -- 0.0%
   20,000 Republic of Venezuela, 9.250% due 9/15/27                        13,370
---------------------------------------------------------------------------------
          TOTAL BONDS
          (Cost -- $17,153,337)                                        16,845,903
---------------------------------------------------------------------------------
WARRANTS                           SECURITY                              VALUE
----------------------------------------------------------------------------------
WARRANTS (f) -- 0.0%
      200 Republic Technologies International, Expire 7/15/09                   2
      200 Winsloew Furniture Inc., Expire 8/15/07                           2,100
---------------------------------------------------------------------------------
          TOTAL WARRANTS
          (Cost -- $1,520)                                                  2,102
---------------------------------------------------------------------------------
          SUB-TOTAL INVESTMENTS
          (Cost -- $17,154,857)                                        16,848,005
---------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      23 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

   FACE
  AMOUNT                                  SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 32.7%
$8,241,000 CIBC Wood Gundy Securities Inc., 2.420% due 11/1/01; Proceeds at
            maturity -- $8,241,554; (Fully collateralized by U.S. Treasury Bills,
            due 4/11/02; Market value -- $8,406,537) (Cost -- $8,241,000) (g)     $ 8,241,000
---------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $25,395,857*)                                                 $25,089,005
---------------------------------------------------------------------------------------------

+ Face amount indicated in U.S. dollars unless otherwise indicated.
(a) All or a portion of this security is on loan. (See Note 9).
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security has been segregated for open forward foreign currency contracts.
(d) Security is in default.
(e) Security is issued on a to-be-announced basis. (See Note 11).
(f) Non-income producing security.
(g) All or a portion of this security has been segregated for "to-be-announced" trades.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  DKK -- Danish Krone
  EUR -- Euro


                      See Notes to Financial Statements.


      24 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                          October 31, 2001


                                                              Smith Barney      Salomon
                                                             International  Brothers Global
                                                             All Cap Growth   High Yield
                                                               Portfolio       Portfolio
--------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $236,927,167 and
   $17,154,857, respectively)                                 $244,128,033    $16,848,005
  Repurchase agreements, at value (Cost -- $1,082,000 and
   $8,241,000, respectively)                                     1,082,000      8,241,000
  Foreign currency, at value (Cost -- $30,661 and $3,237,
   respectively)                                                    30,029          1,262
  Cash                                                               1,532        140,731
  Collateral for securities on loan (Note 9)                    26,387,325      1,908,170
  Receivable for Fund shares sold                                    9,876             --
  Receivable for securities sold                                        --      6,246,909
  Dividends and interest receivable                                273,490        217,006
  Other assets                                                      37,440             --
------------------------------------------------------------------------------------------
  Total Assets                                                 271,949,725     33,603,083
------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 9)                       26,387,325      1,908,170
  Payable for securities purchased                               1,627,359     13,747,325
  Management fees payable                                          200,715         15,773
  Payable for open forward currency contracts (Note 5)               8,021            322
  Payable for Fund shares purchased                                  1,469         79,312
  Accrued expenses                                                 149,788         34,533
------------------------------------------------------------------------------------------
  Total Liabilities                                             28,374,677     15,785,435
------------------------------------------------------------------------------------------
Total Net Assets                                              $243,575,048    $17,817,648
------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                 $        218    $        17
  Capital paid in excess of par value                          286,080,214     20,212,275
  Undistributed net investment income                            1,049,167        956,983
  Accumulated net realized loss from security transactions
   and foreign currencies                                      (50,750,922)    (3,042,235)
  Net unrealized appreciation (depreciation) of investments
   and foreign currencies                                        7,196,371       (309,392)
------------------------------------------------------------------------------------------
Total Net Assets                                              $243,575,048    $17,817,648
------------------------------------------------------------------------------------------
Shares Outstanding                                              21,795,728      1,735,637
------------------------------------------------------------------------------------------
Net Asset Value                                                     $11.18         $10.27
------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


      25 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Operations                   For the Year Ended October 31, 2001



                                                              Smith Barney       Salomon
                                                             International   Brothers Global
                                                             All Cap Growth    High Yield
                                                               Portfolio        Portfolio
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                   $   1,128,176     $1,263,178
  Dividends                                                      3,728,714             --
  Less: Foreign withholding tax                                   (411,508)            --
   Interest expense                                                     --        (14,644)
-----------------------------------------------------------------------------------------
  Total Investment Income                                        4,445,382      1,248,534
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                        3,069,838        146,104
  Custody                                                          189,977         12,946
  Shareholder communications                                        40,993          4,637
  Shareholder and system servicing fees                             30,023         14,027
  Audit and legal                                                   27,508         18,667
  Directors' fees                                                   10,671          3,734
  Pricing service fees                                               7,154          7,402
  Other                                                             12,468          1,839
-----------------------------------------------------------------------------------------
  Total Expenses                                                 3,388,632        209,356
-----------------------------------------------------------------------------------------
Net Investment Income                                            1,056,750      1,039,178
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
(NOTE 3 AND 5):
  Realized Loss From:
   Security transactions (excluding short-term securities)     (38,755,366)       (53,044)
   Foreign currency transactions                                    (7,583)       (40,792)
-----------------------------------------------------------------------------------------
  Net Realized Loss                                            (38,762,949)       (93,836)
-----------------------------------------------------------------------------------------
  Change in Net Unrealized
   Appreciation (Depreciation) (Note 12)                      (126,440,709)       961,985
-----------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign Currencies         (165,203,658)       868,149
-----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations            $(164,146,908)    $1,907,327
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      26 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets



                                                               For the Years Ended October 31,
Smith Barney International
All Cap Growth Portfolio                                            2001             2000
-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                        $   1,056,750    $     489,416
  Net realized gain (loss)                                       (38,762,949)       6,039,220
  Increase (decrease) in net unrealized appreciation            (126,440,709)      18,247,724
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations             (164,146,908)      24,776,360
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                   --       (3,082,414)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                          --       (3,082,414)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                               863,944,684      842,150,836
  Net assets of shares issued in connection with the transfer of Travelers Series Fund Inc. -- Smith Barney Pacific
   Basin Portfolio (Note 12)                                       8,836,615               --
  Net asset value of shares issued
   for reinvestment of dividends                                          --        3,082,414
  Cost of shares reacquired                                     (927,157,197)    (713,704,251)
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                       (54,375,898)     131,528,999
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                               (218,522,806)     153,222,945

NET ASSETS:
  Beginning of year                                              462,097,854      308,874,909
-----------------------------------------------------------------------------------------------
  End of year*                                                 $ 243,575,048    $ 462,097,854
-----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                $1,049,167               --
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      27 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                        For the Years Ended October 31,
                                        -------------------------------

Salomon Brothers Global High Yield Portfolio          2001         2000
-----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $ 1,039,178  $ 1,717,744
  Net realized loss                                    (93,836)  (1,505,807)
  Decrease in net unrealized depreciation              961,985      732,745
-----------------------------------------------------------------------------
  Increase in Net Assets From Operations             1,907,327      944,682
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (1,140,899)  (1,545,128)
-----------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                    (1,140,899)  (1,545,128)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                   2,880,298      695,141
  Net asset value of shares issued
   for reinvestment of dividends                     1,140,899    1,545,128
  Cost of shares reacquired                         (6,473,558)  (5,426,995)
-----------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                          (2,452,361)  (3,186,726)
-----------------------------------------------------------------------------
Decrease in Net Assets                              (1,685,933)  (3,787,172)
NET ASSETS:
  Beginning of year                                 19,503,581   23,290,753
-----------------------------------------------------------------------------
  End of year*                                     $17,817,648  $19,503,581
-----------------------------------------------------------------------------
* Includes undistributed net investment income of:    $956,983   $1,144,638
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      28 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney International All Cap Growth Portfolio, and Salomon Brothers Global High Yield Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Travelers Managed Income, Van Kampen Enterprise, Smith Barney Mid Cap Core, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-


     29    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders
dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


     30    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney International All Cap Growth Portfolio ("SBIACG"). SBIACG pays SBFM a management fee calculated at the annual rate of 0.90% of its average daily net assets. In addition, Travelers Investment Advisors, Inc., ("TIA"), an affiliate of SBFM, acts as the investment manager of the Salomon Brothers Global High Yield Portfolio ("SBGHY"). SBGHY pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc. ("SaBAM"). Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for SBGHY and is compensated for such services. TIA pays SaBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of SBGHY.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, each Portfolio paid transfer agent fees of $5,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for portfolio agency transactions. During the year ended October 31, 2001, SBFM received brokerage commissions in the amount of $6,447 from SBIACG.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


     31    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

3. Investments

For the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                    SBIACG       SBGHY
--------------------------------------------------------------------------
Purchases                                         $70,373,539 $76,741,484
--------------------------------------------------------------------------
Sales                                              80,418,846  75,536,094
--------------------------------------------------------------------------

At October 31, 2001, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     SBIACG       SBGHY
---------------------------------------------------------------------------
Gross unrealized appreciation                     $ 52,402,683  $ 499,457
Gross unrealized depreciation                      (45,201,817)  (806,309)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation)        $  7,200,866  $(306,852)
---------------------------------------------------------------------------

4. Capital Loss Carryforward

At October 31, 2001, the Portfolios had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $50,751,000 and $2,986,000 for SBIACG and SBGHY, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                                   2006       2007      2008      2009
----------------------------------------------------------------------------------------------------
SBIACG                                                   $5,750,000 $6,247,000       -- $38,754,000
----------------------------------------------------------------------------------------------------
SBGHY                                                       852,000  1,153,000 $939,000      42,000
----------------------------------------------------------------------------------------------------


     32    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

5. Forward Foreign Currency Contracts

At October 31, 2001, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

 Smith Barney International All Cap Growth Portfolio
                                      Local     Market  Settlement Unrealized
 Foreign Currency                    Currency   Value      Date       Loss
 ------------------------------------------------------------------------------

 To Buy:
 Australian Dollar                   1,512,528 $760,650  11/1/01     $(4,538)
 Australian Dollar                     998,241  502,016  11/2/01      (1,697)
 Australian Dollar                     257,591  129,542  11/5/01        (283)
 Euro                                  261,438  235,151  11/2/01      (1,503)
 ------------------------------------------------------------------------------
 Net Unrealized Loss on Open
  Forward Foreign Currency Contracts                                 $(8,021)
 ------------------------------------------------------------------------------

 Salomon Brothers Global High Yield Portfolio
                                      Local     Market  Settlement Unrealized
 Foreign Currency                    Currency   Value      Date    Gain (Loss)
 ------------------------------------------------------------------------------

 To Sell:
 Euro                                  213,200 $191,352  1/31/02     $  (325)
 ------------------------------------------------------------------------------

 To Buy:
 Danish Krona                           19,500    2,348  1/31/02           3
 ------------------------------------------------------------------------------
 Net Unrealized Loss on Open
  Forward Foreign Currency Contracts                                 $  (322)
 ------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or


     33    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders
loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Portfolios did not hold any futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.


     34    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2001, the Portfolios did not enter into any written covered call or put option contracts.

8. Reverse Repurchase Agreements

SBGHY may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by SBGHY of securities that it holds with an agreement by SBGHY to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by SBGHY may decline below the repurchase price of the securities. SBGHY will establish a segregated account with its custodian, in which SBGHY will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At October 31, 2001, SBGHY did not have any open reverse repurchase agreements.

During the year ended October 31, 2001, the maximum and average amount of reverse repurchase agreements outstanding at month ends were as follows:

-----------------------------------------------------------------------
Maximum amount outstanding                                  $2,147,500
-----------------------------------------------------------------------
Average amount outstanding                                     422,377
-----------------------------------------------------------------------

Interest rates ranged from 0.35% to 5.00% during the year.

Interest expense for the year ended October 31, 2001 on borrowings by SBGHY under reverse repurchase agreements totaled $14,644.


     35    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 2001, the Portfolios listed below had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for each Portfolio was as follows:

Portfolio                                                         Value
---------------------------------------------------------------------------
SBIACG                                                         $25,082,189
---------------------------------------------------------------------------
SBGHY                                                            1,867,640
---------------------------------------------------------------------------


     36    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

At October 31, 2001, the cash collateral received for these securities on loan was invested as follows:

SmithBarney International All Cap Growth Portfolio

Security Description                                                Value
-----------------------------------------------------------------------------
Time Deposits:
 Abbey National, London, 2.630% due 11/1/01                      $   337,867
 ABN Amro Bank of Tokyo, 2.625% due 11/1/01                        1,112,948
 Bank of Austria, 2.640% due 11/1/01                               1,224,243
 Bank of Scotland Treasury Service PLC, 2.660% due 11/1/01         1,224,243
 Barclays, Singapore, 2.625% due 11/1/01                             354,324
 Banca IntesaBci, 2.640% due 11/1/01                               1,224,243
 BNP Paribas, London, 2.660% due 11/1/01                           1,224,243
 Caisse de Depots et Consignations, 2.660% due 11/1/01             1,224,243
 Caja de Madrid, 2.660% due 11/1/01                                1,224,243
 Commerzbank, Singapore, 2.625% due 11/1/01                          913,134
 Credit Agricole Indozuez, 2.660% due 11/1/01                      1,224,243
 Credit Indusrial et Commercial, London, 2.640% due 11/1/01        1,224,243
 Den Danske, Copenhagen, 2.640% due 11/1/01                        1,224,243
 Dresdner, Tokyo, 2.625% due 11/1/01                               1,112,948
 ING, Amsterdam, 2.640% due 11/1/01                                1,224,243
 KBC, Singapore, 2.625% due 11/1/01                                1,224,243
 Landesbank Hessen Thuringen, Dublin, 2.660% due 11/1/01           1,224,243
 Rabobank, London, 2.625% due 11/1/01                              1,224,243
 Societe Generale, 2.650% due 11/1/01                              1,224,243
 Unibank, 2.670% due 11/1/01                                       1,224,243
 Westdeutsche Landesbank, Tokyo, 2.625% due 11/1/01                1,224,243
Money Market Funds:
 Federated Prime Value, 2.757% due 11/1/01                           890,358
 Janus Institutional Money Market, 2.772% due 11/1/01                890,358
----------------------------------------------------------------------------
Total                                                            $25,199,825
----------------------------------------------------------------------------


     37    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

SalomonBrothers Global High Yield Portfolio

Security Description                                                Value
----------------------------------------------------------------------------
Time Deposits:
 Abbey National, London, 2.630% due 11/1/01                        $  3,556
 ABN Amro Bank of Tokyo, 2.625% due 11/1/01                          11,710
 Bank of Austria, 2.640% due 11/1/01                                 12,881
 Bank of Scotland Treasury Service PLC, 2.660% due 11/1/01           12,881
 Barclays, Singapore, 2.625% due 11/1/01                              3,731
 Banca IntesaBci, 2.640% due 11/1/01                                 12,881
 BNP Paribas, London, 2.660% due 11/1/01                             12,881
 Caisse de Depots et Consignations, 2.660% due 11/1/01               12,881
 Caja de Madrid, 2.660% due 11/1/01                                  12,881
 Commerzbank, Singapore, 2.625% due 11/1/01                           9,611
 Credit Agricole Indozuez, 2.660% due 11/1/01                        12,881
 Credit Indusrial et Commercial, London, 2.640% due 11/1/01          12,881
 Den Danske, Copenhagen, 2.640% due 11/1/01                          12,881
 Dresdner, Tokyo, 2.625% due 11/1/01                                 11,710
 ING, Amsterdam, 2.640% due 11/1/01                                  12,881
 KBC, Singapore, 2.625% due 11/1/01                                  12,881
 Landesbank Hessen Thuringen, Dublin, 2.660% due 11/1/01             12,881
 Rabobank, London, 2.625% due 11/1/01                                12,881
 Societe Generale, 2.650% due 11/1/01                                12,881
 Unibank, 2.670% due 11/1/01                                         12,881
 Westdeutsche Landesbank, Tokyo, 2.625% due 11/1/01                  12,881
Money Market Funds:
 Federated Prime Value, 2.757% due 11/1/01                            9,368
 Janus Institutional Money Market, 2.772% due 11/1/01                 9,368
---------------------------------------------------------------------------
Total                                                              $265,150
----------------------------------------------------------------------------

In addition to the above noted cash collateral, the Portfolios held securities collateral with a market value of $1,187,500 and $1,643,020 for SBIACG and SBGHY, respectively, as of October 31, 2001.

Income earned by the Portfolios from securities loaned for the year ended October 31, 2001, was as follows:

-------------------------------------------------------------------------------
SBIACG                                                                $141,446
-------------------------------------------------------------------------------
SBGHY                                                                    6,838
-------------------------------------------------------------------------------


     38    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

10.Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

11.Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2001, SBGHY held two TBA securities with a total cost of $7,442,971.

12.Transfer of Net Assets

On April 27, 2001, the Smith Barney International All Cap Growth Portfolio ("Portfolio") acquired the assets and liabilities of the Travelers Series Fund Inc. -- Smith Barney Pacific Basin Portfolio ("SBPB") pursuant to a plan of reorganization approved by SBPB shareholders. Total shares issued by the Portfolio, the total net assets of SBPB and the total net assets of the Portfolio on the date of the transfer are as follows:

                    Shares Issued   Total Net Assets Total Net Assets
Acquired Portfolio by the Portfolio   of the SBPB    of the Portfolio
----------------------------------------------------------------------
       SBPB            595,459         $8,836,615      $353,256,799
----------------------------------------------------------------------


     39    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Total net assets of the Portfolio immediately after the transfer were $362,093,414. The transaction was structured to qualify as taxable reorganization under the Internal Revenue Code of 1986, as amended.

13.Capital Shares

At October 31, 2001, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                           Year Ended       Year Ended
                                                        October 31, 2001 October 31, 2000
------------------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio
Shares sold                                                61,204,051       41,061,216
Shares issued on reinvestment                                      --          157,830
Net asset value of shares issued in connection with
 transfer of Travelers Series Fund Inc. -- Smith Barney
 Pacific Basin Portfolio                                      595,459               --
Shares reacquired                                         (64,952,056)     (34,522,435)
------------------------------------------------------------------------------------------
Net Increase (Decrease)                                    (3,152,546)       6,696,611
------------------------------------------------------------------------------------------
Salomon Brothers Global High Yield Portfolio
Shares sold                                                   286,427           67,894
Shares issued on reinvestment                                 115,592          157,185
Shares reacquired                                            (638,432)        (532,283)
------------------------------------------------------------------------------------------
Net Decrease                                                 (236,413)        (307,204)
------------------------------------------------------------------------------------------




     40    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney International
All Cap Growth Portfolio                   2001/(1)/ 2000/(1)/  1999    1998     1997
----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                          $18.52    $16.92   $12.60  $13.23   $12.18
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.05      0.02     0.02    0.05     0.01
  Net realized and unrealized gain (loss)    (7.39)     1.71     4.35   (0.68)    1.05
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (7.34)     1.73     4.37   (0.63)    1.06
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --     (0.13)   (0.05)     --    (0.01)
----------------------------------------------------------------------------------------
Total Distributions                             --     (0.13)   (0.05)     --    (0.01)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.18    $18.52   $16.92  $12.60   $13.23
----------------------------------------------------------------------------------------
Total Return                                (39.63)%   10.18%   34.73%  (4.76)%   8.73%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $244      $462     $309    $224     $219
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.00%     0.98%    1.00%   1.00%    1.01%
  Net investment income                       0.31      0.11     0.16    0.37     0.09
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         22%       15%      36%     34%      38%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


     41    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers Global
High Yield Portfolio                       2001/(1)/ 2000/(1)/  1999     1998    1997/(1)/
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                         $ 9.89    $10.22   $10.97   $12.52    $12.45
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.58      0.81     0.75     0.84      0.75
  Net realized and unrealized gain (loss)     0.48     (0.37)   (0.85)   (1.09)     0.36
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.06      0.44    (0.10)   (0.25)     1.11
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.68)    (0.77)   (0.65)   (0.66)    (0.46)
  Net realized gains                            --        --       --    (0.64)    (0.58)
-------------------------------------------------------------------------------------------
Total Distributions                          (0.68)    (0.77)   (0.65)   (1.30)    (1.04)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.27     $9.89   $10.22   $10.97    $12.52
-------------------------------------------------------------------------------------------
Total Return                                 10.99%     4.34%   (0.96)%  (2.50)%    9.32%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $18       $20      $23      $28       $29
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                       5.69%     7.93%    6.43%    7.31%     6.05%
  Interest expense                            0.08        --       --       --        --
  Other expenses                              1.15      0.98     1.13     1.03      1.07
  Total expenses                              1.23      0.98     1.13     1.03      1.07
Portfolio Turnover Rate                        448%       54%     135%     280%      161%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.




 Tax Information (unaudited)

A total of 22.19% of the ordinary dividends paid by SBGHY from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


     42    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International All Cap Growth and Salomon Brothers Global High Yield Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                             /s/ KPMG LLP

New York, New York
December 12, 2001


     43    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                TRAVELERS SERIES
                                   FUND INC.



               DIRECTORS             INVESTMENT
               Victor K. Atkins      MANAGERS
               A. E. Cohen           Smith Barney Fund
               Robert A. Frankel      Management LLC
               Michael Gellert       Travelers Investment
               Rainer Greeven         Advisers, Inc.
               Susan M. Heilbron
               Heath B. McLendon,    CUSTODIAN
                Chairman             J.P. Morgan Chase & Co.

               OFFICERS              ANNUITY
               Heath B. McLendon     ADMINISTRATION
               President and Chief   Travelers Annuity
               Executive Officer      Investor Services
                                     5 State House Square
               Lewis E. Daidone      1 Tower Square
               Senior Vice President Hartford, Connecticut 06183 and Treasurer

               Jeffrey J. Russell
               Vice President

               David S. Ishibashi
               Vice President

               Peter Wilby
               Vice President

               Paul A. Brook
               Controller

               Christina T. Sydor
               Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International All Cap Growth and Salomon Brothers Global High Yield Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004




[LOGO] Salomon Smith Barney, A member of the Citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 IN0252 12/01

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                               SMITH BARNEY HIGH
                               INCOME PORTFOLIO

                              PUTNAM DIVERSIFIED
                               INCOME PORTFOLIO

              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2001




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder:

We are pleased to present the annual report for the Travelers Series Fund Inc. -- Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio ("Portfolio(s)") for the year ended October 31, 2001./1/ In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the sections that follow. We hope you find this report to be useful and informative.

Smith Barney High Income Portfolio
Performance Update
For the year ended October 31, 2001, the Smith Barney High Income Portfolio ("Portfolio") returned negative 8.08%. In comparison, the Salomon Smith Barney Intermediate High Yield Market Index/2/ posted a negative 3.46% return for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio's investment objective is to achieve high current income. In seeking to achieve the Portfolio's objective, the managers generally invest in intermediate and long-term debt obligations. The managers seek to maintain broad diversification across a number of investment sectors, searching for debt securities that have the potential to offer high yield as well as relative price stability. Capital appreciation is a secondary objective.

--------
1 The Portfolios are underlying investment options of various variable-annuity products. A variable-annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities portfolio. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The performance returns for those Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2 The Salomon Smith Barney Intermediate High Yield Market Index comprises both cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than 10 years. Please note that an investor cannot invest directly in an index.


       1 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Market Review
During the period, the high-yield market suffered through an extremely difficult economic and market decline, culminating in a significant sell-off following the events of September 11th. Investors, who had become increasingly pessimistic regarding the outlook for the U.S. economy, shifted investments away from riskier assets and into "safer" investments such as U.S. Treasury securities. On average, high-yield bonds dropped more than 5.0% in September 2001, gaining approximately 2.0% in October 2001. Over the past year, high-yield bonds experienced price depreciation of 10 - 12%, with negative total returns of approximately 2.0%. By contrast, 10-year U.S. Treasuries gained close to 13% in total return, as investors favored the less volatile government-bond market.

During the period, there was a significant dispersion of returns across all sectors of the high-yield market. The best-performing sector for the period was consumer non-cyclicals, while the telecommunications sector was hard-hit.

At various times during the period, the high-yield market traded at recessionary valuations, with yield spreads/3/ over U.S. Treasuries exceeding 10%. At the close of the period, yield spreads were at levels not seen since the 1990-91 recession. Default rates were just under 9.0% on a rolling 12-month basis.

The success of the war in Afghanistan added considerable support to consumer sentiment by the end of the period. The U.S. equity markets responded to positive news on this front, recovering from post-September 11 lows.

On December 11, 2001, after the close of the Portfolio's reporting period, the U.S. Federal Reserve Board ("Fed") made its 11th rate cut of the year, reducing the federal funds rate ("fed funds rate")/4/ by an additional 25 basis points,/5/ to 1.75% -- its lowest level in 40 years. This degree of monetary easing has not been witnessed since the 1990-91 recession.

Portfolio Review
In the second half of the period, the managers shifted the Portfolio's investment strategy to a more defensive posture. They accomplished this repositioning in several ways. First, they continued to cut the Portfolio's exposure to lower rated issues and to add higher rated issues with credit ratings of BB/Ba and better.

--------
3 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality. Increasing yield spreads mean that issuers must pay more in order to find buyers for their bonds.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 A basis point is 0.01%, or one one-hundredth of a percent.


       2 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

This focus on better credit quality enabled the managers to avoid almost all of the defaults occurring in the high-yield market. These efforts were somewhat undermined, however, by the continued credit deterioration of many companies in an extremely difficult economic environment.

The Portfolio's relative performance was hurt by its overweighting relative to the benchmark in the telecommunications sector, especially during the first half of the period.

The managers reduced the Portfolio's telecommunications exposure in the second half of the period. At the same time, they underweighted the Portfolio's positions in cyclical industries and became increasingly more selective in adding new investments, emphasizing higher quality companies in defensive sectors such as healthcare, cable television, media, operating utilities and regional gaming. The net result of this near-term shift in strategy was an accumulation of cash in the Portfolio, which peaked at around 15% of total assets in September 2001. In the short term, this strategy resulted in lower current income for the Portfolio, since its higher quality issues and its cash position generated lower levels of income.

At the close of the period, the managers were in the early stages of repositioning the Portfolio in a broad cross-section of better quality industrial and consumer bonds that provided generous yield premiums over other fixed-income securities, such as U.S. Treasuries and federal agencies. The managers' goal was to be well diversified across a number of economically sensitive sectors in order to take advantage of a potential economic recovery in 2002. They started to redeploy cash back into the high-yield market, gradually adding to some of the better quality, economically sensitive sectors such as lodging, transportation, and industrial and consumer cyclicals.

Market Outlook
There is little debate that an economic recovery will take time to occur. The managers do not expect to see dramatic improvements in corporate profits and economic growth, but rather a more gradual recovery that will take several quarters to become fully established. Nevertheless, any economic recovery would positively impact the high-yield market and the Portfolio.

The managers expect further fiscal stimulus in the form of tax cuts and increased spending from the U.S. government in the near future, which should provide further impetus for an economic recovery in 2002. The managers believe the Fed may hold off reducing short-term rates further if the economy shows signs of greater stability in the fourth quarter of 2001.


       3 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Portfolio Outlook
Looking ahead, the managers expect to continue redeploying cash back into the market through the end of 2001 in anticipation of a recovery in high-yield bond prices in 2002. At the time of this report, the Portfolio's cash position ranged between 7% and 8%. The redeployment of cash, which earns only 2.5 - 3.0%, into high-yield bonds yielding 8 - 12% should earn additional income for the Portfolio.

In summary, the managers remain confident that, after several false starts, the high-yield market has reached a meaningful bottom. They believe default rates are likely to peak at 10% by the end of the first quarter of 2002. In their view, the market is already discounting these higher default rates into current high-yield valuations. The managers therefore believe that the high-yield market offers attractive values at current price levels.

They expect to see the high-yield market gradually recover over the next two to three years. The managers remain focused on generating upside price performance after three difficult years, and will continue to position the Portfolio in bonds that have what they deem to be the most upside price potential. These tend to be the deeper discounted issues of better quality companies. While no assurances can be given, the managers strongly believe that, despite the near-term difficulties and challenges, the Portfolio is positioned to generate improving performance over time.

Putnam Diversified Income Portfolio
Performance Update
For the year ended October 31, 2001, the Putnam Diversified Income Portfolio ("Portfolio") returned 4.60%. In comparison, the Lehman Brothers Aggregate Bond Index/6/ and the Salomon Smith Barney Non-U.S. World Government Bond Index -- Unhedged/7/ returned 14.56% and 6.90%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio's investment objective is to achieve high current income consistent with the preservation of capital. The Portfolio invests primarily in debt

--------
6 The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Intermediate Government/Bond Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, federal-agency issues, corporate-bond issues and mortgage-backed securities. Please note that an investor cannot invest directly in an index.
7 The Salomon Smith Barney Non-U.S. World Government Bond Index -- Unhedged is an unmanaged index composed of foreign-government bonds. Please note that an investor cannot invest directly in an index.


       4 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders securities of U.S. and foreign governments and corporations. The Portfolio may invest in securities with a wide range of credit qualities depending on the particular sector of the bond market in which the manager invests.

The manager combines "top-down"/8/ and "bottom-up"/9/ investment styles, allocating the Portfolio's investments among various sectors of the bond market. The Portfolio has holdings in the following three bond-market areas:
U.S. government securities, high-yield bonds and international bonds.

Market and Portfolio Review
The period was challenging for the Portfolio. The U.S. economy's rapid deceleration in the fall of 2000 was followed by continued difficulties in succeeding months. Equity markets declined sharply, led by the struggling technology and telecommunications sectors. In the bond market, the higher quality sectors performed well, while results in the lower quality sectors and emerging markets were weaker. The period ended on a particularly tragic note with the terrorist attacks of September 11th, which sent financial markets plummeting sharply in the final weeks of the period.

Throughout the period, world markets showed continued volatility amid worries that the U.S. economy might enter a recession. In January 2001, the Fed responded to signs of economic weakness by beginning a program of interest-rate reductions, eventually reducing the fed funds rate from 6.5% to 2.5% (with two more reductions to 1.75% after the end of the period). This was one of the most aggressive series of rate cuts in the Fed's history. In general, the bond market benefited from this monetary easing.

Hopes for a quick economic recovery early in the period soon proved to be overly optimistic, however, as corporate profits continued to deteriorate and the equity markets struggled to stay afloat. In the aftermath of September 11th, investors took flight from riskier asset classes and rushed to the relative security of U.S. government issues.

As the Portfolio entered the second half of its fiscal year, fixed-income investments had begun to lose some of their appeal. The Fed appeared to have staved off a recession and the U.S. equity markets had generally stabilized, in spite of rising unemployment and disappointing corporate earnings. Moreover, consumer confidence and spending remained steady, and an upturn in the stock market seemed possible.

--------
8 Top-down investing is a method of looking at the trend in the general economy, then selecting companies in industries most likely to benefit from those trends.
9 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


       5 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Yet throughout the summer of 2001, the Fed continued to reduce interest rates. The stock market's performance remained lackluster, reflecting poor second-quarter earnings and uncertainty about the timing of a recovery. In the fixed-income market, the high-yield sector was hurt by poor returns in telecommunications bonds. Most other sectors showed strong performance, however, especially the higher quality BB-rated issues. U.S. Treasuries, mortgage-backed securities and corporate investment-grade bonds also performed well. The Portfolio's holdings in international developed markets held up well, while its emerging-markets holdings struggled amid concerns about Argentina.

The tragic events of September 11th led the Fed to cut short-term interest rates another half of a percentage point. Central banks worldwide followed suit, lowering short-term rates in an attempt to minimize the damage of the attacks on the fragile world markets. Lower interest rates, a heightened investor aversion to the equity markets and a weakening U.S. dollar all helped boost returns for U.S. fixed-income investors.

In seeking to minimize their risk and uncertainty following September 11th, investors turned primarily to investment-grade fixed-income securities. The U.S. Treasury market fared best of all as investors moved assets into government-backed bonds -- a traditional safe haven in times of uncertainty. This was evident in the dramatic steepening of the Treasury yield curve/10/, as the Fed lowered short-term interest rates a total of 11 times during the period while interest rates on long-term bonds fell more modestly. Long-term rates were pressured in part by increasing uncertainty about the economy and concerns over the possibility of inflation, as well as uncertainty about the likelihood of reduced budget surpluses.

International bonds performed well during the period as the global economy slowed and central banks worldwide initiated monetary-easing policies. Global sovereign bonds/11/ in developed markets continued to advance subsequent to September 11th. G-7 government bonds/12/ benefited from investors' flight to quality in reaction to the increased political and economic uncertainty caused by September 11th and the ensuing war on terrorism.

--------
10 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
11 Sovereign bonds are bonds issued by non-U.S. governments.
12 G-7 government bonds are bonds issued by the "Group of Seven" nations, i.e., the seven largest industrialized countries.


       6 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

The Portfolio's holdings in Germany contributed positively to performance during the period. With poor fixed-income performance in Japan, which is enduring a severe recession, the Portfolio's underweight position in Japanese bonds also benefited performance.

Despite high levels of volatility during the period, emerging markets generated positive returns, primarily because of their attractive valuation levels. The emerging fixed-income markets collapsed in July 2001 on news that Argentina was struggling to avoid default. The market also suffered considerably after September 11th as investors pulled back from riskier assets. The Portfolio's geographic allocation strategy, which led to overweighted positions in Mexico and Russia, helped performance during the period.

Market and Portfolio Outlook
The events of September 11th significantly altered the economic landscape, postponing the anticipated economic recovery in the U.S. at least until the second half of 2002. While the U.S. economy now faces recession, the managers believe the aggressive monetary and fiscal policies that are being implemented have the potential to stimulate the economy.

We continue to monitor the fixed-income universe closely to identify positive fundamentals and attractive valuations. Within the investment-grade market, we will continue to take advantage of opportunities in the mortgage-backed sector, which should benefit as market volatility returns to more typical levels.

We expect volatility in the high-yield market to continue in the near term, however, as investors continue to trade on uncertainty rather than on fundamentals. As defaults decline and the economy returns to its historically normal rate of growth, we anticipate the high-yield sector will benefit. We believe the market has already taken into account a recessionary economic environment and an increase in defaults. Therefore, the positive policy response should lend some stability to the markets.

Within the non-U.S. marketplace, we continue to take advantage of opportunities in developed markets by focusing on positions in Germany and maintaining minimal exposure in Japan. We are cautious with regard to emerging markets, where we believe valuations are attractive but economic and political uncertainties remain.



       7 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Looking ahead, as the U.S. works to minimize its recession in the coming months through aggressive government spending and monetary easing, we expect fixed-income investments to benefit.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

December 12, 2001

The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 13 through 61 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2001 and is subject to change.



       8 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                      Smith Barney High Income Portfolio


 Historical Performance




                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain   Total
     Year Ended           of Year  of Year Dividends Distributions Returns+
     -----------------------------------------------------------------------
     10/31/01             $10.29   $ 8.32    $1.19       $0.00      (8.08)%
     -----------------------------------------------------------------------
     10/31/00              11.72    10.29     1.07        0.00      (3.54)
     -----------------------------------------------------------------------
     10/31/99              11.97    11.72     0.89        0.00       5.28
     -----------------------------------------------------------------------
     10/31/98              13.25    11.97     0.74        0.17      (3.38)
     -----------------------------------------------------------------------
     10/31/97              12.09    13.25     0.66        0.06      16.24
     -----------------------------------------------------------------------
     10/31/96              11.26    12.09     0.50        0.00      12.17
     -----------------------------------------------------------------------
     10/31/95              10.07    11.26     0.22        0.00      14.30
     -----------------------------------------------------------------------
     6/16/94* - 10/31/94   10.00    10.07     0.00        0.00       0.70++
     -----------------------------------------------------------------------
      Total                                  $5.27       $0.23
     -----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01       (8.08)%
----------------------------------
Five Years Ended 10/31/01  0.95
----------------------------------
6/16/94* through 10/31/01  4.19
----------------------------------

 Cumulative Total Return+

6/16/94* through 10/31/01                      35.36%
-----------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


       9 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)

                  Growth of $10,000 Invested in Shares of the
                    Smith Barney High Income Portfolio vs.
                       Bear Stearns High Yield Index and
                             Salomon Smith Barney
                     Intermediate High Yield Market Index+

--------------------------------------------------------

                           June 1994 -- October 2001


                                 [CHART]

                                            Salomon Smith Barney
           Smith Barney    Bear Stearns    Intermediate High Yield
           High Income   High Yield Index++     Market Index++
6/16/94      10,000          10,000             10,000
10/94        10,070          10,282             10,113
10/95        11,510          11,932             11,723
10/96        12,912          13,295             12,690
10/97        15,008          15,264             14,580
10/98        14,500          15,117             14,501
10/99        15,265          15,838             15,093
10/00        14,726          15,533             14,792
10/31/01     13,536          15,669             14,173

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Bear Stearns High Yield Index is a broad-based unmanaged index of high yield corporate bonds. The Salomon Smith Barney Intermediate High Yield Market Index is comprised of 85 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. Each index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ It is the opinion of management that the Bear Stearns High Yield Index more accurately reflects the current composition of the Smith Barney High Income Portfolio than the Salomon Smith Barney Intermediate High Yield Market Index. In future reporting, the Bear Stearns High Yield Index will be used as a basis of comparison of total return performance rather than the Salomon Smith Barney Intermediate High Yield Index.


     10    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                      Putnam Diversified Income Portfolio


 Historical Performance




                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain   Total
     Year Ended           of Year  of Year Dividends Distributions Returns+
     -----------------------------------------------------------------------
     10/31/01             $10.31   $ 9.94    $0.83       $0.00       4.60%
     -----------------------------------------------------------------------
     10/31/00              11.24    10.31     0.98        0.00       0.21
     -----------------------------------------------------------------------
     10/31/99              11.70    11.24     0.67        0.00       1.80
     -----------------------------------------------------------------------
     10/31/98              12.31    11.70     0.42        0.14      (0.65)
     -----------------------------------------------------------------------
     10/31/97              11.99    12.31     0.56        0.09       8.44
     -----------------------------------------------------------------------
     10/31/96              11.46    11.99     0.39        0.13       9.43
     -----------------------------------------------------------------------
     10/31/95              10.18    11.46     0.09        0.00      13.55
     -----------------------------------------------------------------------
     6/16/94* - 10/31/94   10.00    10.18     0.00        0.00       1.80++
     -----------------------------------------------------------------------
      Total                                  $3.94       $0.36
     -----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01       4.60%
--------------------------------
Five Years Ended 10/31/01 2.83
--------------------------------
6/16/94* through 10/31/01 5.21
--------------------------------

 Cumulative Total Return+

6/16/94* through 10/31/01                                   45.41%
-------------------------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


      11 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
            Putnam Diversified Income Portfolio vs. Lehman Brothers
                 Aggregate Bond Index and Salomon Smith Barney
               Non-U.S. World Government Bond Index - Unhedged+

--------------------------------------------------------

                           June 1994 -- October 2001


                                      [GRAPH]



                                   Salomon Smith Barney
           Putnam Diversified    Non-U.S. World Government     Lehman Brothers
            Income Portfolio        Bond Index-Unhedged     Aggregate Bond Index

  6/16/1994      10,000                  10,000                   10,000
  10/94          10,180                  10,554                   10,052
  10/95          11,560                  12,155                   11,626
  10/96          12,650                  12,818                   12,305
  10/97          13,717                  14,410                   13,399
  10/98          13,628                  16,254                   14,651
  10/99          13,873                  15,772                   14,730
  10/00          13,902                  13,265                   16,029
  10/31/01       14,541                  14,322                   19,506


+Hypothetical illustration of $10,000 invested in shares of the Putnam
 Diversified Income Portfolio on
 June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Smith Barney Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


     12    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments                                      October 31, 2001



                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                          SECURITY                             VALUE
--------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 84.3%
Aerospace and Defense -- 0.5%
   175,000   B       BE Aerospace, Sr. Sub. Notes, Series B,
                      8.000% due 3/1/08                                          $  133,875
   375,000   B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                      11.875% due 5/15/09                                           371,250
   590,000   B       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09               327,450
-------------------------------------------------------------------------------------------
                                                                                    832,575
-------------------------------------------------------------------------------------------
Airlines -- 0.7%
   900,000   B+      Air Canada, Sr. Notes, 10.250% due 3/15/11                     373,500
 1,402,534   BB      Airplanes Pass-Thru Trust, Corporate Asset-Backed
                      Securities, Series 1, Class D, 10.875% due 3/15/19            566,694
   295,000   AA-     Continental Airlines Pass-Thru Certificates, Series 2001-1,
                      Class A-1, 6.703% due 12/15/22                                271,160
-------------------------------------------------------------------------------------------
                                                                                  1,211,354
-------------------------------------------------------------------------------------------
Alternative Power Generation -- 3.9%
                     The AES Corp.:
                       Sr. Notes:
   590,000   Ba1*       8.750% due 12/15/02                                         601,800
 1,365,000   Ba1*       9.500% due 6/1/09                                         1,293,337
   490,000   Ba1*       9.375% due 9/15/10                                          456,313
 1,740,000   Ba2*      Sr. Sub. Notes, 10.250% due 7/15/06                        1,626,900
   825,000   Ba2*    AES Drax Energy Ltd., Secured Notes, Series B,
                      11.500% due 8/30/10                                           742,500
                     Calpine Corp.:
   745,000   Baa3*     Guaranteed Sr. Notes, 8.500% due 5/1/08                      746,833
 1,000,000   Baa3*     Sr. Notes, 10.500% due 5/15/06                             1,043,750
   225,000   BBB     Covanta Energy Corp., Debentures, 9.250% due 3/1/22            233,894
-------------------------------------------------------------------------------------------
                                                                                  6,745,327
-------------------------------------------------------------------------------------------
Aluminum -- 0.3%
                     Kaiser Aluminum & Chemical Corp.:
                       Sr. Notes:
   225,000   B          Series B, 10.875% due 10/15/06                              165,375
   180,000   B          Series D, 10.875% due 10/15/06                              132,300
   290,000   CCC+      Sr. Sub. Notes, 12.750% due 2/1/03                           140,650
-------------------------------------------------------------------------------------------
                                                                                    438,325
-------------------------------------------------------------------------------------------
Apparel/Footwear -- 1.3%
                     Levi Strauss & Co.:
   315,000   BB-       Notes, 7.000%, due 11/1/06                                   215,775
   270,000   BB-       Sr. Notes, 11.625% due 1/15/08                               190,350


                      See Notes to Financial Statements.


      13 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Apparel/Footwear -- 1.3% (continued)
   460,000   BBB-    Tommy Hilfiger USA Inc., Guaranteed Notes,
                      6.500% due 6/1/03                                           $  450,035
 1,085,000   B-      Tropical Sportswear International Corp., Guaranteed
                      Sr. Sub. Notes, Series A, 11.000% due 6/15/08                  998,200
   400,000   B-      William Carter Co., Sr. Sub. Notes, 10.875% due 8/15/11 (b)     420,000
--------------------------------------------------------------------------------------------
                                                                                   2,274,360
--------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.3%
   575,000   CCC+    J. Crew Operating Corp., Sr. Sub. Notes,
                      10.375% due 10/15/07                                           462,875
--------------------------------------------------------------------------------------------
Auto Parts -- 0.2%
   200,000   B       Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes,
                      11.500% due 4/15/06                                            179,000
   285,000   BBB-    Dana Corp., Sr. Notes, 9.000% due 8/15/11 (b)                   249,043
--------------------------------------------------------------------------------------------
                                                                                     428,043
--------------------------------------------------------------------------------------------
Broadcasting -- 1.5%
   508,500   NR      AM/FM Operating Inc., Debentures, 12.625% due 10/31/06          548,544
 1,355,000   B3*     Emmis Escrow Corp., Sr. Discount Notes, step bond to yield
                      12.493% due 3/15/11                                            765,575
   380,000   B-      LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                      12.476% due 3/1/08 (b)                                         222,300
   570,000   B-      Paxson Communications Corp., Sr. Sub. Notes,
                      10.750% due 7/15/08 (b)                                        574,275
   285,000   CCC+    Sirius Satellite Radio Inc., Sr. Secured Notes,
                      14.500% due 5/15/09                                             86,925
   285,000   B-      Spanish Broadcasting, Sr. Sub. Notes, 9.625% due 11/1/09 (b)    270,038
   170,000   CCC+    XM Satellite Radio Inc., Sr. Secured Notes,
                      14.000% due 3/15/10                                             85,850
--------------------------------------------------------------------------------------------
                                                                                   2,553,507
--------------------------------------------------------------------------------------------
Building Products -- 0.5%
   240,000   B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                      12.000% due 2/15/08 (c)                                        181,200
   285,000   B-      Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B,
                      10.500% due 5/1/09                                             235,125
   595,000   B-      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09          514,675
--------------------------------------------------------------------------------------------
                                                                                     931,000
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.



      14 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+        RATING(a)                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 10.7%
                          Adelphia Communications Corp.:
 3,440,000        B+        Sr. Discount Notes, zero coupon due 1/15/08                 $ 1,634,000
                            Sr. Notes:
   170,000        B+         9.750% due 2/15/02                                             171,063
   590,000        B+         8.750% due 10/1/07                                             539,850
   285,000        B+         10.250% due 6/15/11                                            266,475
   200,000        CCC+    Cable Satisfaction International, Inc., Sr. Notes,
                           12.750% due 3/1/10                                                84,500
 1,110,000        B-      Callahan Nordrhein-Westfalen Gmbh, Sr. Discount Notes, step
                           bond to yield 17.429% due 7/15/10                                283,050
                          Charter Communications Holdings:
                            Sr. Discount Notes:
 2,345,000        B+         Step bond to yield 11.715% due 1/15/10                       1,641,500
 3,325,000        B+         Step bond to yield 12.522% due 1/15/11                       2,152,937
 3,575,000        B+         Step bond to yield 11.765% due 5/15/11                       2,171,812
   620,000        B+        Sr. Notes, 11.125% due 1/15/11                                  658,750
   710,000        Ba2*    CSC Holdings, Inc., Sr. Sub. Debentures,
                           10.500% due 5/15/16                                              773,900
 2,025,000/GBP/   B-      Diamond Holdings PLC, Guaranteed Notes,
                           10.000% due 2/1/08 (c)                                         2,225,666
                          EchoStar Communications Corp., Sr. Notes:
 1,340,000        B1*       10.375% due 10/1/07                                           1,407,000
   585,000        B+        9.375% due 2/1/09                                               599,625
   585,000        B-      Insight Communications Inc., Sr. Discount Notes, step bond to
                           yield 12.252% due 2/15/11                                        327,600
   510,000        B+      Mediacom Broadband LLC, Sr. Notes,
                           11.000% due 7/15/13 (b)                                          543,150
                          NTL Inc., Sr. Notes:
   350,000/EUR/   B-        9.250% due 11/15/06                                             168,507
   610,000        B-        Series B, step bond to yield 20.198% due 2/1/06                 369,050
   225,000/EUR/   CCC+    ONO Finance PLC, Sr. Notes, 14.000% due 7/15/10                   143,990
 1,680,000        Ba1*    Rogers Cablesystems, Ltd., Guaranteed Sr. Sub. Debentures,
                           11.000% due 12/1/15                                            1,831,200
   715,000        B       Telewest Communications PLC, step bond to yield
                           11.390% due 10/1/07                                              561,275
   615,000        CCC     United Pan-Europe Communications N.V., Sr. Discount Notes,
                           Series B, step bond to yield 12.498% due 8/1/09                   55,350
---------------------------------------------------------------------------------------------------
                                                                                         18,610,250
---------------------------------------------------------------------------------------------------
Casinos/Gaming -- 4.3%
   455,000        B-      Alliance Gaming Corp., Guaranteed Sr. Sub. Notes, Series B,
                           10.000% due 8/1/07                                               461,825
   290,000        B-      Ameristar Casinos Inc., Guaranteed Sr. Sub. Notes,
                           10.750% due 2/15/09                                              304,500


                      See Notes to Financial Statements.



      15 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+        RATING(a)                           SECURITY                             VALUE
--------------------------------------------------------------------------------------------------
Casinos/Gaming -- 4.3% (continued)
   285,000        B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11         $  299,250
 1,510,000        B       Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                           11.250% due 5/1/07                                           1,593,050
                          Mandalay Resort Group:
   685,000        BB-       Sr. Sub. Debentures, 7.625% due 7/15/13                       541,150
   585,000        BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07                  557,213
   890,000        BB+     Park Place Entertainment, Sr. Sub. Notes, 8.125% due 5/15/11    832,150
                          Sun International Hotels Ltd.:
                            Guaranteed Sr. Sub. Notes:
   920,000        Ba3*       9.000% due 3/15/07                                           851,000
 1,200,000        Ba3*       8.625% due 12/15/07 (c)                                    1,086,000
   350,000        Ba3*      Sr. Sub. Notes, 8.875% due 8/15/11 (b)                        311,500
   615,000        B-      Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
                           Guaranteed Mortgage Notes, 12.250% due 11/15/04                561,188
-------------------------------------------------------------------------------------------------
                                                                                        7,398,826
-------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 1.5%
 1,425,000        Ba1*    IMC Global Inc., Sr. Notes, 11.250% due 6/1/11 (b)            1,460,625
 1,175,000        BB-     Terra Capital Inc., Guaranteed Sr. Secured Notes,
                           12.875% due 10/15/08                                         1,163,250
-------------------------------------------------------------------------------------------------
                                                                                        2,623,875
-------------------------------------------------------------------------------------------------
Chemicals - Major Diversified -- 0.8%
 6,445,000        B       Huntsman ICI Chemicals LLC, Sr. Discount Notes,
                           zero coupon due 12/31/09                                     1,369,563
-------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 1.8%
   345,000        Ba1*    Airgas Inc., Guaranteed Sr. Sub. Notes, 9.125% due 10/1/11      363,975
   825,000        B       Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09      787,875
                          ISP Holdings Inc.:
   580,000        B+        Sr. Notes, Series B, 9.000% due 10/15/03                      577,100
   570,000        BB-       Sr. Sub. Notes, 10.250% due 7/1/11 (b)                        572,850
   850,000/EUR/   B2*     Messer Griesham Holding AG, Sr. Notes,
                           10.375% due 6/1/11 (c)                                         751,470
-------------------------------------------------------------------------------------------------
                                                                                        3,053,270
-------------------------------------------------------------------------------------------------
Coal -- 0.3%
   440,000        BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11 (b)            458,700
-------------------------------------------------------------------------------------------------
Construction Materials -- 0.8%
   880,000        B-      Nortek Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11       792,000
   570,000        B2*     Schuler Homes, Inc., Sr. Sub. Notes, 10.500% due 7/15/11 (b)    587,813
-------------------------------------------------------------------------------------------------
                                                                                        1,379,813
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      16 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Consumer Specialties -- 1.0%
                     American Greetings Corp.:
 1,425,000   BB+       Sr. Sub. Notes, 11.750% due 7/15/08 (b)                    $1,380,469
   385,000   BBB-      Unsecured Notes, 6.100% due 8/1/28                            327,569
--------------------------------------------------------------------------------------------
                                                                                   1,708,038
--------------------------------------------------------------------------------------------
Consumer Sundries -- 0.3%
   590,000   BB      Sola International Inc., Notes, 6.875% due 3/15/08              582,721
--------------------------------------------------------------------------------------------
Containers/Packaging -- 3.6%
   695,000   B       Crown Cork & Seal Co., Sr. Notes, 7.125% due 9/1/02             472,600
   895,000   B+      Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05              765,225
    80,000   B-      Pliant Corp., Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10      62,800
                     Sealed Air Corp.:
    90,000   BBB       Guaranteed Sr. Notes, 8.750% due 7/1/08 (b)                    94,873
   625,000   BBB       Notes, 6.950% due 5/15/09 (b)                                 591,593
   515,000   B-      SF Holdings Group Inc., Sr. Discount Notes, Series B,
                      step bond to yield 18.060% due 3/15/08                         242,694
 2,135,000   B       Stone Container Corp., Guaranteed Sr. Notes,
                      11.500% due 8/15/06 (b)                                      2,284,450
   955,000   B-      Sweetheart Cup Co., Inc., Sr. Sub. Notes, 10.500% due 9/1/03    935,900
   915,000   B-      Tekni-Plex Inc., Guaranteed Sr. Sub. Notes, Series B,
                      12.750% due 6/15/10                                            841,800
--------------------------------------------------------------------------------------------
                                                                                   6,291,935
--------------------------------------------------------------------------------------------
Contract Drilling -- 0.6%
   910,000   BB+     Pride International Inc., Sr. Notes, 10.000% due 6/1/09         978,250
--------------------------------------------------------------------------------------------
Department Stores -- 0.6%
                     JC Penney Co., Inc.:
   280,000   BBB-      Debentures, 6.900% due 8/15/26                                275,447
   415,000   BBB-      Notes, 6.125% due 11/15/03                                    408,402
   382,000   BB      Saks Inc., Sr. Notes, 9.875% due 10/1/11 (b)                    292,230
--------------------------------------------------------------------------------------------
                                                                                     976,079
--------------------------------------------------------------------------------------------
Discount Chains -- 0.6%
                     Kmart Corp.:
   325,000   Baa3*     Debentures, 12.500% due 3/1/05                                335,743
   741,563   Baa3*     Pass-Thru Certificates, Series 95K3, 8.540% due 1/2/15        643,335
--------------------------------------------------------------------------------------------
                                                                                     979,078
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      17 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Drugstore Chains -- 0.7%
                     Rite Aid Corp.:
                       Notes:
    75,000   B-         6.000% due 12/15/05                                       $   61,875
   725,000   B-         7.125% due 1/15/07                                           601,750
                       Sr. Notes:
   445,000   B-         7.625% due 4/15/05                                           396,050
   170,000   B-         11.250% due 7/1/08 (b)                                       169,150
--------------------------------------------------------------------------------------------
                                                                                   1,228,825
--------------------------------------------------------------------------------------------
Electric Utilities -- 2.6%
 1,120,000   BB+     Avista Corp, Sr. Notes, 9.750% due 6/1/08 (b)                 1,195,799
                     CMS Energy Corp., Sr. Notes:
   230,000   BB        7.625% due 11/15/04                                           229,486
   315,000   BB        9.875% due 10/15/07                                           340,452
   860,000   Ba2*    Mission Energy Holding Co., Sr. Secured Notes,
                      13.500% due 7/15/08 (b)                                        963,200
 1,435,000   Ba3*    Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10     1,743,525
--------------------------------------------------------------------------------------------
                                                                                   4,472,462
--------------------------------------------------------------------------------------------
Electronic Components -- 0.7%
   440,000   B+      Amkor Technologies Inc., Sr. Notes, 9.250% due 2/15/08          376,200
   407,000   Ba2*    Celestica International Inc., Sr. Sub. Notes,
                      10.500% due 12/31/06 (c)                                       429,385
   395,000   Baa2*   Thomas & Betts Corp., Medium-Term Notes,
                      6.625% due 5/7/08                                              332,561
--------------------------------------------------------------------------------------------
                                                                                   1,138,146
--------------------------------------------------------------------------------------------
Electronic Equipment/Instruments -- 0.3%
   615,000   Ba1*    Xerox Corp., Medium-Term Notes, Series E,
                      5.250% due 12/15/03                                            492,000
--------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.2%
   475,000   B       Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08                404,938
--------------------------------------------------------------------------------------------
Engineering and Construction -- 0.5%
 1,215,000   BB-     Foster Wheeler Corp., Notes, 6.750% due 11/15/05                927,734
--------------------------------------------------------------------------------------------
Environmental Services -- 2.6%
 3,060,000   B+      Allied Waste North America, Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 10.000% due 8/1/09                                 3,113,550
 1,305,000   B+      URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09       1,344,150
--------------------------------------------------------------------------------------------
                                                                                   4,457,700
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      18 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 1.1%
   165,000   BBB-    Avis Group Holdings Inc., Guaranteed Sr. Sub. Notes,
                      11.000% due 5/1/09                                          $  177,375
 1,225,000   BB      United Rentals Inc., Guaranteed Sr. Notes,
                      10.750% due 4/15/08 (b)                                      1,292,375
   460,000   B-      Williams Scotsman Inc., Guaranteed Sr. Notes,
                      9.875% due 6/1/07                                              437,000
--------------------------------------------------------------------------------------------
                                                                                   1,906,750
--------------------------------------------------------------------------------------------
Financial Conglomerates -- 1.2%
                     AMRESCO Inc., Sr. Sub. Notes:
   130,000   D         Series 97-A, 10.000% due 3/15/04 (e)                           29,250
 1,255,000   D         Series 98-A, 9.875% due 3/15/05 (e)                           282,375
 4,762,000   NR      Finova Group Inc., Notes, 7.500% due 11/15/09                 1,785,750
--------------------------------------------------------------------------------------------
                                                                                   2,097,375
--------------------------------------------------------------------------------------------
Food Distributors -- 2.3%
   785,000   B-      Carrols Corp., Guaranteed Sr. Sub. Notes, 9.500% due 12/1/08    746,731
                     Fleming Cos., Inc.:
   675,000   BB-       Guaranteed Sr. Notes, 10.125% due 4/1/08                      708,750
                       Guaranteed Sr. Sub. Notes, Series B:
   105,000   B+         10.500% due 12/1/04                                          106,050
 1,980,000   B+         10.625% due 7/31/07                                        2,004,750
   295,000   B+        Sr. Sub. Notes, 10.625% due 7/31/07 (b)                       298,688
   310,000   Baa2*   SC International Services Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 9.250% due 9/1/07                                    155,000
--------------------------------------------------------------------------------------------
                                                                                   4,019,969
--------------------------------------------------------------------------------------------
Foods - Major Diversified -- 1.3%
                     Aurora Foods Inc., Sr. Sub. Notes:
                       Series B:
 1,100,000   CCC+       9.875% due 2/15/07                                         1,001,000
   335,000   CCC+       8.750% due 7/1/08                                            289,775
   215,000   CCC+      Series D, 9.875% due 2/15/07                                  195,650
   335,000   BBB     Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                  269,804
   525,000   B2*     Michael Foods, Sr. Sub. Notes, Series B, 11.750% due 4/1/11     559,125
--------------------------------------------------------------------------------------------
                                                                                   2,315,354
--------------------------------------------------------------------------------------------
Foods - Meat/Fish/Dairy -- 0.3%
   675,000   BBB     Tyson Foods Inc., 7.000% due 1/15/28                            569,896
--------------------------------------------------------------------------------------------
Foods - Retail -- 0.7%
                     Great Atlantic & Pacific Tea Co., Inc.:
   350,000   BB        Notes, 7.750% due 4/15/07                                     332,936
   855,000   BB        Sr. Notes, 7.700% due 1/15/04                                 838,577
--------------------------------------------------------------------------------------------
                                                                                   1,171,513
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      19 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+        RATING(a)                           SECURITY                             VALUE
--------------------------------------------------------------------------------------------------
Forest Products -- 0.0%
    70,000        CCC+    Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07    $   59,150
-------------------------------------------------------------------------------------------------
Home Furnishings -- 0.7%
   725,000        B-      Falcon Products Inc., Guaranteed Sr. Sub. Notes, Series B,
                           11.375% due 6/15/09                                            656,125
                          Remington Product Co. LLC, Sr. Sub. Notes:
   420,000        B3*       11.000% due 5/15/06 (b)                                       352,800
   335,000        B3*       Series B, 11.000% due 5/15/06                                 281,400
-------------------------------------------------------------------------------------------------
                                                                                        1,290,325
-------------------------------------------------------------------------------------------------
Homebuilding -- 1.6%
                          D.R. Horton Inc.:
   320,000        Ba1*      Guaranteed Sr. Notes, 8.000% due 2/1/09                       316,800
   550,000        Ba2*      Sr. Sub. Notes, 9.375% due 3/15/11                            541,750
   225,000        BB-     KB Home, Sr. Sub. Notes, 9.500% due 2/15/11                     224,156
   945,000        BB+     Lennar Corp., Guaranteed Sr. Notes, Series B,
                           9.950% due 5/1/10                                            1,025,325
   340,000        B1*     Meritage Corp., Guaranteed Sr. Notes, 9.750% due 6/1/11         334,900
   385,000        BB      Ryland Group Inc., Sr. Notes, 9.750% due 9/1/10                 406,175
-------------------------------------------------------------------------------------------------
                                                                                        2,849,106
-------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.7%
 1,060,000        Ba2*    Fresenius Medical Care Capital Trust I, Guaranteed Trust
                           Preferred Securities, 9.000% due 12/1/06                     1,097,100
   155,000        B-      Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08    151,125
-------------------------------------------------------------------------------------------------
                                                                                        1,248,225
-------------------------------------------------------------------------------------------------
Hotels/Resorts/Cruiselines -- 1.8%
   200,000        Ba3*    Courtyard By Marriott II L.P./Courtyard Finance Co.,
                           Sr. Secured Notes, Series B, 10.750% due 2/1/08                199,250
   175,000        BBB-    Hilton Hotels, Sr. Notes, 7.950% due 4/15/07                    174,360
   740,000        BB      HMH Properties, Guaranteed Sr. Secured Notes, Series A,
                           7.875% due 8/1/05                                              666,000
 2,185,000        B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10 (c)            2,075,750
-------------------------------------------------------------------------------------------------
                                                                                        3,115,360
-------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.2%
   365,000/EUR/   B+      Manitowoc Co. Inc., Sr. Sub. Notes, 10.375% due 5/15/11         316,809
-------------------------------------------------------------------------------------------------
Life/Health Insurance -- 0.2%
                          Conseco Inc., Notes:
   160,000        B+        8.750% due 2/9/04                                              80,800
   475,000        B+        9.000% due 10/15/06                                           225,625
-------------------------------------------------------------------------------------------------
                                                                                          306,425
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      20 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.2%
   305,000   B3*     Ackerley Group Inc., Sr. Sub. Notes, Series B,
                      9.000% due 1/15/09                                             $  320,250
-----------------------------------------------------------------------------------------------
Medical Distributors -- 0.8%
        --   -       Alaris Medical Systems:
   490,000   B-        Guaranteed Sr. Sub. Notes, 9.750% due 12/1/06                    453,250
   295,000   B+        Sr. Secured Notes, 11.625% due 12/1/06 (b)                       313,437
   735,000   B       Physician Sales and Service Inc., Guaranteed Sr. Sub. Notes,
                      8.500% due 10/1/07                                                712,950
-----------------------------------------------------------------------------------------------
                                                                                      1,479,637
-----------------------------------------------------------------------------------------------
Medical/Nursing Services -- 1.2%
                     HEALTHSOUTH Corp.:
   585,000   BBB-      Notes, 8.375% due 10/1/11 (b)                                    625,950
   875,000   BBB-      Sr. Notes, 6.875% due 6/15/05                                    879,609
   655,000   B       Pre-Se Technologies Inc., Guaranteed Sr. Notes, Series B,
                      9.500% due 2/15/05                                                579,675
-----------------------------------------------------------------------------------------------
                                                                                      2,085,234
-----------------------------------------------------------------------------------------------
Medical Specialties -- 0.2%
   320,000   B-      Universal Hospital Services Inc., Sr. Notes, 10.250% due 3/1/08    312,800
-----------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.6%
   615,000   B2*     Intertek Finance PLC, Guaranteed Sr. Notes, Series B,
                      10.250% due 11/1/06                                               593,475
   790,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                      11.000% due 11/1/06                                               477,950
-----------------------------------------------------------------------------------------------
                                                                                      1,071,425
-----------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 1.2%
   840,000   B       Applied Extrusion Technologies Inc., Sr. Notes,
                      10.750% due 7/1/11 (b)                                            886,200
   530,000   A3*     Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27                486,740
   305,000   Ba2*    Louisiana Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08      277,550
   975,000   B2*     Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07      472,875
-----------------------------------------------------------------------------------------------
                                                                                      2,123,365
-----------------------------------------------------------------------------------------------
Movies/Entertainment -- 1.7%
                     AMC Entertainment Inc., Sr. Sub. Notes:
   895,000   CCC       9.500% due 3/15/09                                               818,925
   430,000   CCC       9.500% due 2/1/11                                                393,450
 1,960,000   B       Premier Parks Inc., Sr. Discount Notes, step bond to yield
                      11.519% due 4/1/08                                              1,666,000
-----------------------------------------------------------------------------------------------
                                                                                      2,878,375
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      21 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                             SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
Oil/Gas Pipelines -- 0.4%
   585,000    BB-    Leviathan Gas Pipeline Partners L.P., Guaranteed Sr. Sub. Notes,
                      Series B, 10.375% due 6/1/09                                    $  637,650
------------------------------------------------------------------------------------------------
Oil/Gas Production -- 3.4%
 1,280,000    B+     Forest Oil Corp., Guaranteed Sr. Sub. Notes,
                      10.500% due 1/15/06                                              1,344,000
   355,000    B      Houston Exploration Co., Sr. Sub. Notes, Series B,
                      8.625% due 1/1/08                                                  358,550
 1,575,000    B+     Nuevo Energy Co., Sr. Sub. Notes, Series B,
                      9.500% due 6/1/08                                                1,535,625
                     Plains Resources Inc., Guaranteed Sr. Sub. Notes:
   450,000    B        Series B, 10.250% due 3/15/06                                     459,000
    55,000    B        Series F, 10.250% due 3/15/06                                      56,100
   565,000    CCC    Ram Energy Inc., Sr. Notes, 11.500% due 2/15/08                     516,975
   375,000    B-     Range Resources Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 1/15/07                                                 358,125
   485,000    B      Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 9/15/07                                                 501,975
   515,000    BB-    Vintage Petroleum Inc., Sr. Sub. Notes, 9.750% due 6/30/09          556,200
   295,000    BB-    Westport Resources Corp., Sr. Sub. Notes,
                      8.250% due 11/1/11 (b)                                             300,900
------------------------------------------------------------------------------------------------
                                                                                       5,987,450
------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.3%
   475,000    BB-    Pennzoil-Quaker State, Sr. Notes, 10.000% due 11/1/08 (b)           480,344
------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.6%
   235,000    BB-    BRL Universal Equipment, Secured Notes,
                      8.875% due 2/15/08 (b)                                             243,225
   515,000    BB     Compagnie Generale de Geophysique, Sr. Notes,
                      10.625% due 11/15/07                                               507,275
   295,000    BB-    Superior Energy Services Inc. LLC, Guaranteed Sr. Notes,
                      8.875% due 5/15/11                                                 280,250
------------------------------------------------------------------------------------------------
                                                                                       1,030,750
------------------------------------------------------------------------------------------------
Other Consumer Services -- 1.3%
                     Service Corp. International:
   570,000    BB-      Debentures, 7.875% due 2/1/13                                     513,000
                       Notes:
   595,000    BB-       6.875% due 10/1/07                                               541,450
   570,000    BB-       6.500% due 3/15/08                                               508,725
   580,000    NR     Stewart Enterprises, Ltd., Sr. Sub. Notes,
                      10.750% due 7/1/08 (b)                                             635,100
------------------------------------------------------------------------------------------------
                                                                                       2,198,275
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      22 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                             SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.5%
   815,000   BB-     King Pharmaceuticals Inc., Guaranteed Sr. Sub. Notes,
                      10.750% due 2/15/09                                             $  906,688
------------------------------------------------------------------------------------------------
Precious Metals -- 0.6%
   975,000   BBB     Newmont Mining Corp., 8.625% due 5/15/11                          1,016,152
------------------------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.3%
   555,000   Ba1*    Markel Capital Trust I, Guaranteed Capital Securities, Series B,
                      8.710% due 1/1/46                                                  411,766
   285,000   BB+     PXRE Capital Trust I, Guaranteed Capital Securities,
                      8.850% due 2/1/27                                                  174,971
------------------------------------------------------------------------------------------------
                                                                                         586,737
------------------------------------------------------------------------------------------------
Publishing - Books/Magazines -- 1.1%
 1,775,000   BB-     Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11               1,863,750
------------------------------------------------------------------------------------------------
Publishing - Newspapers -- 0.5%
   465,000   B+      Garden State Newspapers, Sr. Sub. Notes, Series B,
                      8.750% due 10/1/09                                                 427,800
   585,000   B       Hollinger Participation Trust, Sr. Notes,
                      12.125% due 11/15/10 (b)                                           459,225
------------------------------------------------------------------------------------------------
                                                                                         887,025
------------------------------------------------------------------------------------------------
Pulp and Paper -- 1.0%
   590,000   BBB     Bowater Canada Finance, Notes, 7.950% due 11/15/11 (b)              588,130
   690,000   BB-     Buckeye Technologies Inc., Sr. Sub. Notes,
                      8.000% due 10/15/10                                                614,100
   465,000   Ba3*    SD Warren Co., Debentures, 14.000% due 12/15/06                     504,525
------------------------------------------------------------------------------------------------
                                                                                       1,706,755
------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.4%
   715,000   BB-     Meditrust Corp., Notes, 7.114% due 8/15/04 (b)                      682,825
------------------------------------------------------------------------------------------------
Recreational Products -- 0.4%
   970,000   BB      Hasbro, Inc., Sr. Debentures, 6.600% due 7/15/28                    741,595
------------------------------------------------------------------------------------------------
Savings Banks -- 1.7%
 1,075,000   B3*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                      10.875% due 8/1/27                                                 876,125
 1,000,000   B+      Ocwen Federal Bank FSB, Sub. Debentures,
                      12.000% due 6/15/05                                                955,000
 1,205,000   B+      Ocwen Financial Corp., Notes, 11.875% due 10/1/03                 1,162,825
------------------------------------------------------------------------------------------------
                                                                                       2,993,950
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      23 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+        RATING(a)                            SECURITY                              VALUE
----------------------------------------------------------------------------------------------------
Specialty Stores -- 0.2%
   115,000        B-      Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes, Series B,
                           10.250% due 4/15/08                                           $  111,550
   290,000        BB-     The Pep Boys-Manny, Moe & Jack, Notes, Series A,
                           6.520% due 7/16/07                                               281,782
---------------------------------------------------------------------------------------------------
                                                                                            393,332
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 2.2%
                          Flag Telecom Holdings Ltd., Sr. Notes:
   530,000        B         11.625% due 3/30/10                                             188,150
 1,495,000/EUR/   B         11.625% due 3/30/10 (c)                                         490,807
   695,000        B-      GT Group Telecom, Sr. Discount Notes, step bond to yield
                           15.232% due 2/1/10                                               132,050
   560,000        CCC+    Level 3 Communications Inc., Sr. Discount Notes,
                           step bond to yield 12.772% due 3/15/10                           117,600
                          Metromedia Fiber Network, Inc.:
 1,135,000        NR        Notes, 14.000% due 3/15/07 (b)                                  652,625
                            Sr. Notes:
   805,000        CCC-       10.000% due 12/15/09                                           181,125
 5,625,000        CCC-       Series B, 10.000% due 11/15/08                               1,265,625
   770,000        B-      Song Networks N.V., Sr. Notes, 13.000% due 5/15/09                211,750
   720,000        B2*     Time Warner Telecom Inc., Sr. Notes, 9.750% due 7/15/08           550,800
---------------------------------------------------------------------------------------------------
                                                                                          3,790,532
---------------------------------------------------------------------------------------------------
Tobacco -- 0.5%
   175,000        BB      Dimon Inc., Sr. Notes, 9.625% due 10/15/11 (b)                    180,250
   790,000        BB      Standard Commercial Tobacco, Guaranteed Sr. Notes,
                           8.875% due 8/1/05                                                762,350
---------------------------------------------------------------------------------------------------
                                                                                            942,600
---------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.3%
   155,000        B       Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                           8.500% due 4/1/08                                                137,175
   355,000        BBB-    Navistar International, Guaranteed Sr. Notes, Series B,
                           9.375% due 6/1/06                                                353,225
---------------------------------------------------------------------------------------------------
                                                                                            490,400
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 6.9%
   865,000        CCC     AirGate PCS Inc., Sr. Sub. Discount Notes, step bond to yield
                           16.765% due 10/1/09                                              627,125
 1,680,000        CCC     Alamosa PCS Holdings Inc., Guaranteed Sr. Discount Notes,
                           step bond to yield 13.538% due 2/15/10                           957,600
 1,305,000        B       American Tower Corp., Sr. Notes, 9.375% due 2/1/09              1,066,837
   735,000        B-      Centennial Cellular Corp., Sr. Sub. Notes,
                           10.750% due 12/15/08                                             639,450


                      See Notes to Financial Statements.



      24 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+        RATING(a)                          SECURITY                             VALUE
--------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 6.9% (continued)
                          Crown Castle International Corp.:
   640,000        B         Sr. Discount Notes, step bond to yield
                             11.583% due 5/15/11                                     $    380,800
 1,450,000        B         Sr. Notes, 10.750% due 8/1/11                               1,377,500
   470,000        B3*     Dobson/Sygnet Communications Inc., Sr. Notes,
                           12.250% due 12/15/08                                           514,650
   565,000        CCC     Horizon PCS Inc., Guaranteed Sr. Notes, step bond to yield
                           15.101% due 10/1/10                                            282,500
   375,000        CCC     IWO Holdings, Inc., Guaranteed Sr. Notes,
                           14.000% due 1/15/11                                            356,250
 1,015,000        CCC-    McCaw International Ltd., Sr. Discount Notes,
                           step bond to yield 18.584% due 4/15/07                          71,050
 1,755,000        B-      Millicom International Cellular S.A., Sr. Discount Notes,
                           13.500% due 6/1/06                                           1,079,325
                          Nextel Communications, Inc., Sr. Discount Notes:
 2,445,000        B1*       Step bond to yield 11.011% due 9/15/07                      1,619,813
 3,195,000        B1*       Step bond to yield 11.119% due 2/15/08                      1,909,013
                          VoiceStream Wireless Corp.:
   320,000        A-        Sr. Discount Notes, step bond to yield
                             11.871% due 11/15/09                                         277,600
   712,073        A-        Sr. Notes, 10.375% due 11/15/09                               815,324
-------------------------------------------------------------------------------------------------
                                                                                       11,974,837
-------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $161,229,829)                                      146,258,559
-------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 2.9%
Alternative Power Generation -- 0.2%
   285,000        BBB-    Covanta Energy Corp., 6.000% due 6/1/02                         281,136
-------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 0.2%
   450,000/GBP/   B       Telewest Communications PLC, 5.250% due 2/19/07                 396,915
-------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.2%
   500,000        B2*     Vitesse Semiconductor Corp., 4.000% due 3/15/05                 395,625
-------------------------------------------------------------------------------------------------
Contract Drilling -- 0.0%
    85,000        B-      Parker Drilling Co., 5.500% due 8/1/04                           72,038
-------------------------------------------------------------------------------------------------
Electronic Components -- 0.8%
   765,000        B-      Amkor Technologies Inc., 5.000% due 3/15/07                     437,962
   840,000        Ba2*    Celestica International Inc., zero coupon due 8/1/20            340,200
   275,000        Ba3*    LSI Logic, 4.000% due 2/15/05                                   229,281
 1,030,000        Ba2*    Sanmina Corp., zero coupon due 9/12/20                          364,363
-------------------------------------------------------------------------------------------------
                                                                                        1,371,806
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      25 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                        SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+        RATING(a)                    SECURITY                      VALUE
------------------------------------------------------------------------------------
Medical Specialties -- 0.5%
   875,000        B2*     DaVita, Inc., 7.000% due 5/15/09               $  826,875
-----------------------------------------------------------------------------------
Semiconductors -- 0.7%
   385,000        Ba3*    Cypress Semiconductor Corp., 3.750% due 7/1/05    314,737
   585,000        B       Transwitch Corp., 4.500% due 9/12/05              362,700
   655,000        B-      TriQuint Semiconductor, 4.000% due 3/1/07         500,256
-----------------------------------------------------------------------------------
                                                                          1,177,693
-----------------------------------------------------------------------------------
Specialty Telecommunications -- 0.3%
                          COLT Telecom Group PLC:
   430,000/EUR/   B+        2.000% due 4/3/07                               225,615
   500,000/EUR/   B+        2.000% due 4/3/07 (b)                           262,343
-----------------------------------------------------------------------------------
                                                                            487,958
-----------------------------------------------------------------------------------
                          TOTAL CONVERTIBLE CORPORATE BONDS
                          AND NOTES (Cost -- $5,224,730)                  5,010,046
-----------------------------------------------------------------------------------

 SHARES                                      SECURITY                      VALUE
------------------------------------------------------------------------------------
COMMON STOCK (d) -- 0.1%
Containers/Packaging -- 0.0%
       103                SF Holdings Group Inc., Class C Shares (b)              3
-----------------------------------------------------------------------------------
Foods - Major Diversified -- 0.0%
    23,465                Aurora Foods Inc.                                 102,073
-----------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
    14,858                McLeodUSA, Inc., Class A Shares                    11,143
    14,121                Song Networks Holding, ADR                          6,778
-----------------------------------------------------------------------------------
                                                                             17,921
-----------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
     1,868                AirGate PCS Inc.                                   96,127
       848                Crown Castle International Corp.                    9,922
-----------------------------------------------------------------------------------
                                                                            106,049
-----------------------------------------------------------------------------------
                          TOTAL COMMON STOCK
                          (Cost -- $277,065)                                226,046
-----------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      26 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

 SHARES                                  SECURITY                             VALUE
---------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
Major Telecommunications -- 0.2%
      575      Broadwing Communications Inc., 12.500%, Series B, Cumulative
                Junior Exchangeable                                          $403,937
-------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
    4,420      Global Crossing Holdings Ltd., 6.750%, Cumulative Convertible   43,095
-------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.1%
    1,500      Motorola Inc., 7.000% due 11/16/04                              75,000
-------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
    7,000      Crown Castle International Corp., 6.250%, Convertible          193,375
      270      Dobson Communications Corp., 13.000%, Sr. Exchangeable          26,527
-------------------------------------------------------------------------------------
                                                                              219,902
-------------------------------------------------------------------------------------
               TOTAL PREFERRED STOCK
               (Cost -- $1,560,856)                                          741,934
-------------------------------------------------------------------------------------

WARRANTS                                 SECURITY                             VALUE
---------------------------------------------------------------------------------------
WARRANTS (d) -- 0.0%
Broadcasting -- 0.0%
    1,950      UIH Australia/Pacific Inc., Expire 5/15/06                         487
-------------------------------------------------------------------------------------
Cable/Satellite -- 0.0%
      200      Cable Satisfaction International, Expire 3/1/05                      2
-------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
      435      Merrill Corp., Expire 5/1/09                                        43
-------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
       80      Pliant Corp., Expire 6/1/10                                        170
-------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
    1,545      Wam!Net Inc., Expire 3/1/05 (b)                                     15
      430      ZNet Internet Services, Expire 7/1/09 (b)                            1
-------------------------------------------------------------------------------------
                                                                                   16
-------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      695      GT Group Telecom Inc., Expire 2/1/10 (b)                         8,687
      165/EUR/ Jazztel PLC, Expire 7/15/10 (b)                                      0
      700      RSL Communications Ltd., Expire 11/15/06                            98
-------------------------------------------------------------------------------------
                                                                                8,785
-------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      27 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  WARRANTS                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
        350  Horizon PCS Inc., Expire 10/1/10 (b)                             $     17,544
        925  Iridium World Communications Ltd., Expire 7/15/05 (b)                       9
        375  IWO Holdings Inc., Expire 1/15/11 (b)                                  26,297
-------------------------------------------------------------------------------------------
                                                                                    43,850
-------------------------------------------------------------------------------------------
             TOTAL WARRANTS
             (Cost -- $311,891)                                                     53,353
-------------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $168,604,371)                                            152,289,938
-------------------------------------------------------------------------------------------
    FACE
  AMOUNT+                                SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.3%
$21,410,000  J.P. Morgan Chase & Co., 2.550% due 11/1/01;
              Proceeds at maturity -- $21,411,517; (Fully collateralized by
              U.S. Treasury Strips, 7.500% to 11.250% due 2/15/15 to 5/15/18;
              Market value -- $21,838,301) (Cost -- $21,410,000)                21,410,000
-------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $190,014,371**)                                         $173,699,938
-------------------------------------------------------------------------------------------

+   Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those indicated by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or portions of this security has been segregated for open forward foreign currency transactions.
(d) Non-income producing security.
(e) Security is in default.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  EUR -- Euro.
  GBP -- British Pound.

  See pages 62 and 63 for definitions of ratings.

                      See Notes to Financial Statements.


      28 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT                                      SECURITY                             VALUE
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 22.5%
U.S. Treasury Obligations -- 17.1%
                     U.S. Treasury Bond:
$4,930,000             2.750% due 10/31/03                                      $ 4,962,341
 8,050,000             6.500% due 2/15/10                                         9,344,923
 5,525,000             5.750% due 8/15/10                                         6,137,888
 1,125,000             5.375% due 2/15/31                                         1,210,601
-------------------------------------------------------------------------------------------
                                                                                 21,655,753
-------------------------------------------------------------------------------------------
U.S. Government Agencies -- 5.4%
   944,312           Federal National Mortgage Association (FNMA),
                       7.500% due 1/1/30 - 7/1/31                                   989,908
                     Government National Mortgage Association (GNMA):
   462,680             8.000% due 12/15/22 - 12/15/26                               492,928
 3,715,719             7.000% due 4/15/26 - 5/15/28                               3,885,892
 1,333,203             6.500% due 8/15/27 - 7/15/29                               1,378,613
-------------------------------------------------------------------------------------------
                                                                                  6,747,341
-------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT SECTOR
                     (Cost -- $26,744,988)                                       28,403,094
-------------------------------------------------------------------------------------------
   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE
--------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.4%
   781,000   BBB-    Amresco Commercial Mortgage Funding I, Series 1997-C1,
                      Class F, 7.640% due 6/17/29                                   830,179
   730,000   AAA     Bank of America Commerical Mortgage Inc., Series 2001-PB1,
                      Class XC, 0.952% due 5/11/35 (b)                               33,184
 1,563,922   AAA     Bank of America Mortgage Securities, Inc., Series 2001-10,
                      Class 1A11, 6.130% due 10/25/31                                77,463
   105,000   BB+     Chase Commerical Mortgage Securities Corp., Series 2000-3,
                      Class G, 6.887% due 10/15/32 (b)                               87,970
   340,000   BBB     Commercial Mortgage Acceptance Corp., Series 1997-ML1,
                      Class D, 7.052% due 12/15/30                                  337,105
   380,000   Aaa*    Countrywide Home Loans, Inc., Series 1998-3,
                      Class A5, 6.750% due 4/25/28                                  395,726
                     Credit Suisse First Boston Mortgage Securities Corp.,
                      Series 2001-CF2:
    95,000   BBB+       Class E, 7.287% due 2/15/34 (b)                             100,167
   105,000   BBB-       Class G, 6.930% due 2/15/34                                 104,458
                     Federal Home Loan Mortgage Corp. (FHLMC):
   271,823   AAA       Series 2080, Class SA, 19.115% due 8/15/28 (c)               279,604
   565,956   AAA       Series 2319, Class S, 18.465% due 5/15/31 (c)                598,197


                      See Notes to Financial Statements.



      29 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                          SECURITY                            VALUE
-------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.4% (continued)
                       Strips:
$2,686,493  AAA         Series 203, Class IO, 6.500% due 6/1/29                 $  465,710
 1,070,427  AAA         Series 215, Class PO, zero coupon due 6/1/31             1,006,632
   307,428  AAA         Series 2190, Class PO, zero coupon due 10/15/14            303,586
   162,355  AAA         Series 2302, Class LO, zero coupon due 4/15/31             158,360
   265,973  AAA         Series 2304, Class PO, zero coupon due 4/15/31             260,232
                     Federal National Mortgage Association (FNMA):
   186,135  AAA        Series 1993-245, Class SD, 16.614% due 7/25/23 (c)          194,230
   236,495  AAA        Series 1998-63, Class S, 13.272% due 5/25/26 (c)            238,546
    66,491  AAA        Series 1999-28, Class SC, 13.084% due 3/25/28 (c)            66,930
   803,005  AAA        Series 2001-55, Class CZ, 6.500% due 10/25/31               813,868
   105,000  NR       GE Capital Commercial Mortgage Corp., Series 2001-1,
                       Class G, 7.035% due 4/15/11 (b)                             105,644
   405,000  BBB      GGP Ala Moana, Series 1999-C1, Class E,
                       4.813% due 9/10/09 (b)                                      399,833
    85,000  Baa1*    GGP Homart, Series 1999-C1, Class G,
                       5.063% due 6/30/08 (b)                                       85,461
                     GGP Ivanhoe, Series 1999-C1:
   161,774  A-         Class F, 5.063% due 10/10/09 (b)                            161,774
    96,513  BBB+       Class G, 5.813% due 10/10/09 (b)                             96,513
                     Merrill Lynch Mortgage Investors Inc.:
   225,000  BBB-       Series 1996-C2, Class E, 6.960% due 11/21/28                216,972
    14,000  BBB        Series 1998-C2, Class D, 7.080% due 2/15/30                  14,643
 2,133,400  AAA      Residental Funding Mortgage Securities I, Series 2001-S26,
                      Class A9, 4.899% due 11/25/31                                 90,004
    77,550  AAA      Rural Housing Trust, Series 1987-1, Class D,
                      6.330% due 4/1/26                                             80,150
   520,000  BBB+++   Starwood Asset Receivables Trust, Series 2000-1, Class E,
                      5.170% due 9/25/22 (b)(c)                                    522,625
------------------------------------------------------------------------------------------
                     TOTAL COLLATERALIZED MORTGAGE
                     OBLIGATIONS (Cost -- $7,896,192)                            8,125,766
------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.0%
                     Conseco Finance Securitizations Corp.:
   901,000  AAA        Series 2000-4, Class A6, 8.310% due 5/1/32                  998,170
   220,000  A          Series 2000-6, Class M2, 8.200% due 9/1/32                  232,473
------------------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES
                     (Cost -- $1,120,692)                                        1,230,643
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      30 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                          SECURITY                            VALUE
-------------------------------------------------------------------------------------------
HIGH-YIELD SECTOR -- 48.4%
------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 46.2%
Advertising -- 0.3%
   100,000   B1*     Adams Outdoor Advertising L.P., Term Loans, Tranche B,
                      7.156% due 2/1/08 (c)                                     $   99,750
   300,000   B1*     Lamar Media Corp., Sr. Sub. Notes, 9.250% due 8/15/07         312,750
------------------------------------------------------------------------------------------
                                                                                   412,500
------------------------------------------------------------------------------------------
Aerospace/Defense -- 1.2%
   280,000   B-      Argo-Tech Corp., Guaranteed Sr. Sub. Notes,
                      8.625% due 10/1/07                                           183,400
                     BE Aerospace Inc., Sr. Sub. Notes:
   260,000   B         8.000% due 3/1/08                                           198,900
   130,000   B         9.500% due 11/1/08                                          104,000
   290,000   B-      Decrane Aircraft Holdings Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 12.000% due 9/30/08                                262,450
                     Hexcel Corp.:
    25,000   B         Convertible Sub. Notes, 7.000% due 8/1/03                    14,375
   130,000   B         Sr. Sub. Notes, 9.750% due 1/15/09                           72,150
                     L-3 Communications Corp.:
   100,000   Ba3*      Guaranteed Sr. Sub. Notes, Series B, 8.000% due 8/1/08      103,750
                       Sr. Sub. Notes:
    80,000   Ba3*       8.500% due 5/15/08                                          84,000
    95,000   Ba3*       Series B, 10.375% due 5/1/07                               101,887
                     Sequa Corp., Sr. Notes:
   300,000   BB        9.000% due 8/1/09                                           273,000
    60,000   BB        Series B, 8.875% due 4/1/08                                  53,400
    67,564   NR      United Defense Industries, Inc., Term Loans, Tranche B,
                      6.820% due 7/23/09 (c)                                        67,353
------------------------------------------------------------------------------------------
                                                                                 1,518,665
------------------------------------------------------------------------------------------
Airlines -- 0.5%
    20,000   B+      Air Canada, Sr. Notes, 10.250% due 3/15/11                      8,300
                     American Airlines, Inc., Pass-Through Certificates, Series 2001-2:
    40,000   AA+       Class A-2, 7.858% due 10/1/11 (b)                            42,660
    80,000   AA-       Class B, 8.608% due 4/1/11 (b)                               84,143
   180,000   Ba2*    Calair LLC/Calair Capital Corp., Guaranteed Sr. Notes,
                      8.125% due 4/1/08                                            103,500
   120,000   BB      Northwest Airlines, Inc., Guaranteed Sr. Notes,
                      7.625% due 3/15/05                                            91,200
   210,000   BB-     United Airlines, Inc., Debentures, 9.125% due 1/15/12         150,150
                     US Airways, Inc., Pass-Through Certificates:
   210,000   B         Series 93-A2, 9.625% due 9/1/03                             170,363
    40,000   B         Series 93-A3, 10.375% due 3/1/13                             31,450
------------------------------------------------------------------------------------------
                                                                                   681,766
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      31 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Automotive -- 2.3%
   240,000   B2*     Aftermarket Technology Corp., Sr. Sub. Notes, Series D,
                      12.000% due 8/1/04                                             $  243,600
   150,000   B       Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes,
                      11.500% due 4/15/06                                               134,250
                     Dana Corp.:
                       Notes:
    50,000   BBB-       6.250% due 3/1/04                                                46,313
    20,000   BBB-       7.000% due 3/1/29                                                13,675
   220,000   BBB-      Sr. Notes, 9.000% due 8/15/11 (b)                                192,225
   260,000   B       Dura Operating Corp., Guaranteed Sr. Sub. Notes, Series D,
                      9.000% due 5/1/09                                                 222,300
                     Exide Corp.:
   330,000   CCC       Convertible Sr. Sub. Notes, 2.900% due 12/15/05 (b)               19,800
    20,000   Caa2*     Sr. Notes, 10.000% due 4/15/05                                     4,700
   110,000   Caa3*   Federal-Mogul Corp., Notes, 7.750% due 7/1/06 (d)                   12,100
                     Hayes Lemmerz International, Inc.:
    50,000   CCC       Guaranteed Sr. Notes, 11.875% due 6/15/06 (b)                     20,000
   340,000   CCC       Guaranteed Sr. Sub. Notes, Series B, 9.125% due 7/15/07            9,350
                     Lear Corp., Guaranteed Sr. Notes, Series B:
   200,000   BB+       7.960% due 5/15/05                                               200,500
    30,000   BB+       8.110% due 5/15/09                                                30,412
    30,000   CCC+    Motor Coach Industries International, Inc., Guaranteed Sr. Sub.
                      Notes, 11.250% due 5/1/09                                          13,688
   310,000   B       Motors and Gears, Inc., Sr. Notes, Series D,
                      10.750% due 11/15/06                                              268,150
                     Navistar International Inc.:
    50,000   BBB-      Guaranteed Sr. Notes, Series B, 9.375% due 6/1/06                 49,750
   130,000   BB+       Sr. Sub. Notes, Series B, 8.000% due 2/1/08                      118,300
   152,000   CCC+    Oxford Automotive, Inc., Guaranteed Sr. Sub. Notes, Series D,
                      10.125% due 6/15/07                                                46,360
                     Transportation Technologies Industries, Inc., Term Loans:
   971,087   B2*       6.600% due 3/1/07 (b)(c)                                         636,062
   856,084   B2*       7.360% due 3/1/07 (b)(c)                                         560,736
-----------------------------------------------------------------------------------------------
                                                                                      2,842,271
-----------------------------------------------------------------------------------------------
Broadcasting -- 1.6%
   185,000   B3*     ACME Television, LLC/ACME Finance Corp., Guaranteed Sr.
                      Discount Notes, Series B, 10.875% due 9/30/04                     171,125
   110,000   B       Affinity Group Holding Inc., Sr. Notes, 11.000% due 4/1/07          89,100
    75,800   NR      AMFM Operating Inc., Sr. Sub. Debentures,
                      12.625% due 10/31/06                                               81,769
    40,000   Ca*     Central European Media Enterprises Ltd., Sr. Notes,
                      9.375% due 8/15/04                                                 14,200


                      See Notes to Financial Statements.



      32 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Broadcasting -- 1.6% (continued)
   140,000   B+      Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09              $  143,500
    70,000   B3*     Emmis Communications Corp., Sr. Discount Notes,
                      step bond to yield 12.500% due 3/15/11                           39,550
                     Fox Family Worldwide Inc.:
   130,000   A-        Sr. Discount Notes, step bond to yield 10.250% due 11/1/07     130,650
   205,000   A-        Sr. Notes, 9.250% due 11/1/07                                  223,962
    30,000   BBB-    Fox Sports Networks, LLC, Sr. Notes, 8.875% due 8/15/07           31,537
                     Granite Broadcasting Corp., Sr. Sub. Notes:
    40,000   CCC-      10.375% due 5/15/05                                             28,200
   130,000   CCC-      9.375% due 12/1/05                                              87,750
    30,000   CCC-      8.875% due 5/15/08                                              21,150
                     LIN Holdings Corp., Sr. Discount Notes:
   280,000   B-        Step bond to yield 10.000% due 3/1/08                          189,000
    20,000   B-        Step bond to yield 10.000% due 3/1/08 (b)                       11,700
    15,000   B-      LIN Television Corp., Guaranteed Sr. Sub. Notes,
                      8.375% due 3/1/08                                                13,650
    20,000   B3*     Pegasus Communications Corp., Sr. Notes, Series B,
                      9.750% due 12/1/06                                               17,100
   145,000   B3*     Pegasus Satellite Communications, Inc., Sr. Notes,
                      12.375% due 8/1/06                                              126,875
                     Sinclair Broadcast Group, Inc.:
                       Guaranteed Sr. Sub. Notes:
    90,000   B          9.000% due 7/15/07                                             89,325
   130,000   B          8.750% due 12/15/07                                           128,050
    60,000   NR        Term Loans, due 9/30/09 (c)                                     58,463
    70,000   CCC+    Sirius Satellite Radio Inc., Sr. Secured Notes,
                      14.500% due 5/15/09                                              21,350
   120,000   CCC+    XM Satellite Radio Inc., Sr. Secured Notes,
                      14.000% due 3/15/10                                              60,600
   250,000   B-      Young Broadcasting Inc., Guaranteed Sr. Sub. Notes,
                      10.000% due 3/1/11                                              211,250
--------------------------------------------------------------------------------------------
                                                                                    1,989,856
--------------------------------------------------------------------------------------------
Building/Construction -- 1.7%
   170,000   B-      Albecca Inc., Guaranteed Sr. Sub. Notes,
                      10.750% due 8/15/08                                             169,150
   320,000   BB+     American Standard Inc., Guaranteed Sr. Notes,
                      7.625% due 2/15/10                                              329,600
    50,000   B-      Atrium Cos. Inc., Guaranteed Sr. Sub. Notes, Series B,
                      10.500% due 5/1/09                                               41,250
   100,000   Ba2*    Beazer Homes USA, Inc., Guaranteed Sr. Notes,
                      8.625% due 5/15/11                                              102,000
    60,000   B+      Building Materials Corp. of America, Guaranteed Sr. Notes,
                      8.000% due 12/1/08                                               44,100


                      See Notes to Financial Statements.



      33 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                          SECURITY                             VALUE
--------------------------------------------------------------------------------------------
Building/Construction -- 1.7% (continued)
                     Case Corp., Notes:
    50,000   BB        7.250% due 8/1/05                                         $   43,750
    10,000   BB        7.250% due 1/15/16                                             7,450
                     D.R. Horton, Inc.:
    20,000   Ba1*      Guaranteed Sr. Notes, 8.000% due 2/1/09                       19,800
   100,000   Ba1*      Sr. Notes, 7.875% due 8/15/11                                 96,250
   210,000   B-      Dayton Superior Corp., Guaranteed Sr. Sub. Notes,
                      13.000% due 6/15/09                                           208,688
                     Del Webb Corp., Sr. Sub. Debentures:
    60,000   BB+       9.750% due 1/15/08                                            60,900
    90,000   BB+       9.375% due 5/1/09                                             91,350
    30,000   BB+       10.250% due 2/15/10                                           32,100
   170,000   BB-     KB Home, Sr. Sub. Notes, 9.500% due 2/15/11                    169,362
                     Lennar Corp.:
    70,000   BB+       Guaranteed Sr. Notes, Series B, 9.950% due 5/1/10             75,950
    60,000   BB+       Sr. Notes, 7.625% due 3/1/09                                  60,450
    20,000   BB      M.D.C. Holdings, Inc., Sr. Notes, 8.375% due 2/1/08             20,200
    70,000   B       NCI Building Systems Inc., Series B, Sr. Sub. Notes,
                      9.250% due 5/1/09                                              65,450
                     Nortek Inc.:
                      Sr. Notes, Series B:
    30,000   B+         9.125% due 9/1/07                                            29,325
    70,000   B+         8.875% due 8/1/08                                            67,550
    20,000   B-        Sr. Sub. Notes, Series B, 9.875% due 6/15/11                  18,000
                     Ryland Group, Inc.:
    10,000   BB        Sr. Notes, 9.750% due 9/1/10                                  10,550
   170,000   Ba3*      Sr. Sub. Notes, 8.250% due 4/1/08                            162,563
    60,000   BB      Standard Pacific Corp., Sr. Notes, 9.500% due 9/15/10           57,900
                     Terex Corp.:
                       Guaranteed Sr. Sub. Notes:
   100,000   B          8.875% due 4/1/08                                            95,500
    30,000   B          Series B, 10.375% due 4/1/11                                 31,050
    70,000   NR        Term Loans, Tranche B due 3/6/05 (c)                          69,431
   150,000   C*      Washington Group International, Inc., Guaranteed Sr. Notes,
                      11.000% due 7/1/10 (b)(d)                                      20,250
-------------------------------------------------------------------------------------------
                                                                                  2,199,919
-------------------------------------------------------------------------------------------
Business Services -- 0.5%
                     Iron Mountain Inc.:
    50,000   B         Guaranteed Sr. Notes, 8.125% due 5/15/08                      50,750
   305,000   B         Guaranteed Sr. Sub. Notes, 8.750% due 9/30/09                318,725
    40,000   B         Sub. Notes, 8.250% due 7/1/11                                 40,800
   100,000   B       Key3Media Group, Inc., Guaranteed Sr. Sub. Notes,
                      11.250% due 6/15/11                                            79,000


                      See Notes to Financial Statements.



      34 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Business Services -- 0.5% (continued)
   120,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                      11.000% due 11/1/06                                           $ 72,600
    40,000   B       Venture Holdings Trust, Sr. Notes, Series B, 9.500% due 7/1/05   27,600
    10,000   Ba1*    Xerox Credit Corp., Notes, 6.100% due 12/16/03                    8,677
--------------------------------------------------------------------------------------------
                                                                                     598,152
--------------------------------------------------------------------------------------------
Cable -- 3.1%
                     Adelphia Communications Corp.:
                       Sr. Notes:
    10,000   B+         10.250% due 11/1/06                                            9,650
    40,000   B+         7.875% due 5/1/09                                             34,200
   360,000   B+         10.875% due 10/1/10                                          347,400
   110,000   B+         10.250% due 6/15/11                                          102,850
                        Series B:
   320,000   B+          9.875% due 3/1/07                                           300,800
   110,000   B+          7.750% due 1/15/09                                           93,775
    60,000   B-      Allbritton Communications Co., Sr. Sub. Notes, Series B,
                      8.875% due 2/1/08                                               61,200
   220,000   BB+     British Sky Broadcasting Group PLC, Guaranteed Notes,
                      6.875% due 2/23/09                                             210,650
                     Charter Communications Holdings LLC/Charter Communications
                      Holdings Capital Corp.:
                        Sr. Discount Notes:
   140,000   B+          Step bond to yield 13.500% due 1/15/11                       90,650
    60,000   B+          Step bond to yield 9.920% due 4/1/11                         42,450
   290,000   B+          Step bond to yield 11.750% due 5/15/11                      176,175
                        Sr. Notes:
    80,000   B+          8.250% due 4/1/07                                            76,800
   380,000   B+          8.625% due 4/1/09                                           364,800
    60,000   B+          10.000% due 4/1/09                                           61,500
   170,000   B+          11.125% due 1/15/11                                         180,625
   120,000   NR      Charter Communications Operating LLC, Term Loans, Tranche B,
                      7.500% due 4/7/08                                              116,597
    10,000   B-      Comcast UK Cable Partners Ltd., Sr. Discount Debentures,
                      11.200% due 11/15/07                                             7,750
                     CSC Holdings Inc., Sr. Sub. Debentures:
    25,000   BB-       9.875% due 2/15/13                                             26,594
   250,000   BB-       10.500% due 5/15/16                                           272,500
   235,000   B-      Diamond Cable Communications PLC, Sr. Discount Notes, step
                      bond to yield 10.750% due 2/15/07                               97,525
   120,000   BB-     FLAG Ltd., Sr. Notes, 8.250% due 1/30/08                         77,400
    15,000   NR      KNOLOGY Holdings, Inc., Sr. Discount Notes, step bond to yield
                      11.875% due 10/15/07                                             5,625


                      See Notes to Financial Statements.



      35 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Cable -- 3.1% (continued)
                     NTL Communications Corp.:
    60,000   B-        Sr. Deferred Coupon Notes, step bond to yield
                        12.375% due 10/1/08                                       $   23,100
                       Sr. Notes, Series B:
   280,000   B-         11.500% due 10/1/08                                          163,800
   400,000   B-         11.875% due 10/1/10                                          234,000
                     NTL Inc., Sr. Deferred Coupon Notes:
   210,000   B-        Series A, 12.750% due 4/15/05                                 132,300
    80,000   B-        Series B, 11.500% due 2/1/06                                   48,400
    80,000   CCC+    ONO Finance PLC, Guaranteed Sr. Notes,
                      13.000% due 5/1/09                                              56,400
                     Rogers Cablesystems Ltd.:
    20,000   Ba1*      Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15            21,800
    40,000   Baa3*     Sr. Secured Second Priorty Debentures, 10.125% due 9/1/12      41,800
   100,000   Baa3*     Sr. Secured Second Priority Notes, Series B,
                        10.000% due 3/15/05                                          107,750
   110,000   NR      Supercanal Holdings S.A., Sr. Notes,
                      11.500% due 5/15/05 (b)(d)                                       4,675
    20,000   B       Telewest Communications PLC, Debentures,
                      9.625% due 10/1/06                                              15,100
   370,000   B       Telewest Finance (Jersey) Ltd., Convertible Sr. Notes,
                      6.000% due 7/7/05 (b)                                          246,738
-------------------------------------------------------------------------------------------
                                                                                   3,853,379
-------------------------------------------------------------------------------------------
Chemicals -- 2.5%
   130,000   B+      Acetex Corp., Sr. Notes, 10.875% due 8/1/09 (b)                 120,900
    50,000   Ba1*    Airgas, Inc., Guaranteed Sr. Sub. Notes, 9.125% due 10/1/11      52,750
   110,000   B       Applied Extrusion Technologies, Inc., Sr. Notes,
                      10.750% due 7/1/11 (b)                                         116,050
    60,000   B       Avecia Group PLC, Guaranteed Notes, 11.000% due 7/1/09           57,300
   320,000   BBB-    Equistar Chemicals, L.P./Equistar Funding Corp, Sr. Notes,
                      10.125% due 9/1/08 (b)                                         297,600
    20,000   B-      GEO Specialty Chemicals, Inc., Sr. Sub. Notes,
                      10.125% due 8/1/08                                              17,500
    30,000   BB-     Georgia Gulf Corp., Guaranteed Sr. Sub. Notes,
                      10.375% due 11/1/07                                             30,787
   290,000   Ba2*    Hercules Inc., Guaranteed Notes, 11.125% due 11/15/07 (b)       271,150
                     Huntsman Corp., Sr. Sub Notes:
   100,000   CCC-      7.080% due 7/1/07 (b)(c)                                        6,500
   100,000   CCC-      9.500% due 7/1/07 (b)                                           6,500
   310,000   B       Huntsman ICI Chemicals LLC, Guaranteed Sr. Sub. Notes,
                      10.125% due 7/1/09                                             254,200


                      See Notes to Financial Statements.



      36 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+        RATING(a)                          SECURITY                            VALUE
------------------------------------------------------------------------------------------------
Chemicals -- 2.5% (continued)
                          IMC Gobal Inc., Sr. Notes:
   150,000        Ba1*      10.875% due 6/1/08 (b)                                   $  154,500
    70,000        Ba1*      11.250% due 6/1/11 (b)                                       71,750
   310,000        BB-     ISP Chemo, Inc., Sr. Sub. Notes, 10.250% due 7/1/11 (b)       311,550
                          Lyondell Chemical Co.:
   340,000        BB        Debentures, 9.800% due 2/1/20                               297,925
   406,000        BB        Guaranteed Sr. Secured Notes, Series A,
                             9.625% due 5/1/07                                          390,775
    40,000/EUR/   B+      Messer Griesheim Holding, AG, Sr. Notes, Series REGS,
                           10.375% due 6/1/11 (b)                                        35,412
   160,000        BBB-    Millennium America, Inc., Guaranteed Sr. Notes,
                           9.250% due 6/15/08                                           150,400
    70,000        B       Noveon, Inc., Guaranteed Sr. Sub. Notes, Series B,
                           11.000% due 2/28/11                                           70,175
   510,000        Ca*     PCI Chemicals, Guaranteed Sr. Secured Notes,
                           9.250% due 10/15/07 (d)                                      173,400
    70,000        Ca*     Pioneer Americas Acquisition Corp., Guaranteed Sr. Secured
                           Notes, Series B, 9.250% due 6/15/07 (d)                       16,100
                          Polymer Group Inc., Guaranteed Sr. Sub. Notes, Series B:
    60,000        B-        9.000% due 7/1/07                                            23,100
    80,000        B-        8.750% due 3/1/08                                            30,800
    90,000        B+      Scotts Co., Guaranteed Sr. Sub. Notes, 8.625% due 1/15/09      92,700
                          Sterling Chemicals Holdings, Inc.:
   190,000        Ca*       Guaranteed Sr. Secured Notes, Series B,
                             12.375% due 7/15/06 (d)                                    155,800
   105,000        C*        Sr. Secured Discount Notes, 13.500% due 8/15/08 (d)           1,312
-----------------------------------------------------------------------------------------------
                                                                                      3,206,936
-----------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.3%
    70,000        B2*     Armkel, LLC/Armkel Finance, Inc., Sr. Sub. Notes,
                           9.500% due 8/15/09 (b)                                        73,500
   310,000        B       Coinmach Corp., Sr. Notes, Series D, 11.750% due 11/15/05     320,075
   180,000        NR      Derby Cycle Corp./Lyon Investments B.V., Sr. Notes,
                           10.000% due 5/15/08 (d)                                       63,675
    60,000        B+      Elizabeth Arden, Inc., Sr. Secured Notes, Series B,
                           11.750% due 2/1/11                                            57,150
    30,000        B       French Fragrances, Inc., Guaranteed Sr. Notes, Series D,
                           10.375% due 5/15/07                                           27,600
   120,000        CCC     Home Interiors and Gifts Inc., Guaranteed Sr. Sub. Notes,
                           10.125% due 6/1/08                                            78,600
   220,000        B       Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10             233,200


                      See Notes to Financial Statements.



      37 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+        RATING(a)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.3% (continued)
    30,000/CAD/   CC      Loewen Group Inc., Guaranteed Sr. Notes, Series 5,
                           6.100% due 10/1/02 (b)(d)                                    $   11,345
                          Loewen Group International, Inc., Guaranteed Sr. Notes:
    20,000        Caa3*     Series 4, 8.250% due 10/15/03 (d)                               11,600
    20,000        Caa3*     Series 6, 7.200% due 6/1/03 (d)                                  9,300
    20,000        NR        Series 7, 7.600% due 6/1/08 (d)                                  9,300
   100,000        B       Playtex Products, Inc. Guaranteed Sr. Sub. Notes,
                           9.375% due 6/1/11                                               105,000
                          Revlon Consumer Products Corp.:
    20,000        CCC+      Sr. Exchange Notes, 9.000% due 11/1/06                          14,500
   150,000        CCC       Sr. Sub. Exchange Notes, 8.625% due 2/1/08                      70,500
   180,000        B+      Royster-Clark, Inc., Guaranteed Secured First Mortgage Notes,
                           10.250% due 4/1/09                                              125,325
   165,000        B2*     Sealy Mattress Co., Guaranteed Sr. Sub. Notes, Series B,
                           9.875% due 12/15/07                                             153,450
                          Service Corp. International:
    30,000        BB-       Debentures, 7.875% due 2/1/13                                   27,000
                            Notes:
   140,000        BB-        6.000% due 12/15/05                                           128,450
    20,000        BB-        7.700% due 4/15/09                                             18,850
   130,000        B+      Stewart Enterprises Inc., Guaranteed Sr. Sub. Notes,
                           10.750% due 7/1/08                                              142,350
--------------------------------------------------------------------------------------------------
                                                                                         1,680,770
--------------------------------------------------------------------------------------------------
Electronics -- 0.2%
   160,000        B+      Amkor Technology, Inc., Sr. Notes, 9.250% due 5/1/06             138,400
    20,000        Ba3*    Moog Inc., Sr. Sub. Notes, Series B, 10.000% due 5/1/06           20,500
    70,000        B-      SCG Holding Corp./Semiconductor Components Industries, LLC,
                           Guaranteed Sr. Sub. Notes, 12.000% due 8/1/09                    24,850
   170,000        BBB-    Solectron Corp., Convertible Liquid Yield Option Notes,
                           zero coupon bond to yield 3.910% due 5/8/20                      87,975
--------------------------------------------------------------------------------------------------
                                                                                           271,725
--------------------------------------------------------------------------------------------------
Energy -- 3.4%
    80,000        BB-     Belco Oil & Gas Corp., Sr. Sub. Notes, Series B,
                           8.875% due 9/15/07                                               82,000
   350,000        B+      Chesapeake Energy Corp., Guaranteed Sr. Notes,
                           8.125% due 4/1/11                                               343,000
   655,000        BB      CMS Energy Corp., Sr. Notes, 8.125% due 5/15/02                  662,369
    70,000        BB-     El Paso Energy Partners, L.P., Guaranteed Sr. Sub. Notes,
                           Series B, 8.500% due 6/1/11                                      73,150
   150,000        BB      Forest Oil Corp., Sr. Notes, 8.000% due 6/15/08                  152,250
    10,000        B+      Giant Industries, Inc., Guaranteed Sr. Sub. Notes,
                           9.000% due 9/1/07                                                 9,550


                      See Notes to Financial Statements.



      38 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Energy -- 3.4% (continued)
    80,000   BB      Grant PrideCo, Inc., Guaranteed Sr. Notes, Series B,
                      9.625% due 12/1/07                                             $ 77,600
    70,000   BB      Hanover Equipment Trust 2001 A, Sr. Secured Notes,
                      8.500% due 9/1/08 (b)                                            73,500
    50,000   BB      Hanover Equipment Trust 2001 B, Sr. Secured Notes,
                      8.750% due 9/1/11 (b)                                            52,250
   160,000   Baa3*   HS Resources, Inc., Guaranteed Sr. Sub. Notes,
                      9.250% due 11/15/06                                             168,000
    70,000   BB-     Key Energy Services, Inc., Guaranteed Sr. Notes, Series B,
                      8.375% due 3/1/08                                                71,050
   110,000   BB-     Leviathan Gas Pipe Line Partners, L.P./Leviathan Finance Corp.,
                      Guaranteed Sr. Sub. Notes, Series B, 10.375% due 6/1/09         119,900
   150,000   BB+     Newfield Exploration Co., Sr. Notes, 7.625% due 3/1/11           152,250
                     Nuevo Energy Co., Sr. Sub. Notes, Series B:
   190,000   B+        9.500% due 6/1/08                                              185,250
    60,000   B+        9.375% due 10/1/10                                              57,900
                     Ocean Energy, Inc., Guaranteed Sr. Sub. Notes, Series B:
   100,000   BB+       8.875% due 7/15/07                                             105,000
   100,000   BB+       8.375% due 7/1/08                                              104,500
   210,000   B+      Parker Drilling Co., Guaranteed Sr. Notes, Series D,
                      9.750% due 11/15/06                                             203,700
    73,000   B+      Peabody Energy Co., Guaranteed Sr. Sub. Notes, Series B,
                      9.625% due 5/15/08                                               78,110
   370,000   BB+     Pioneer Natural Resources Co., Guaranteed Sr. Notes,
                      9.625% due 4/1/10                                               417,638
    50,000   BB      Pogo Producing Co., Sr. Sub. Notes, Series B,
                      8.250% due 4/15/11                                               50,875
    20,000   BB      Port Arthur Finance Corp., Guaranteed Sr. Secured Notes,
                       12.500% due 1/15/09                                             19,900
   140,000   BB+     Pride International, Inc., Sr. Notes, 9.375% due 5/1/07          147,700
    90,000   BBB     Sante Fe Synder Corp., Guaranteed Sr. Sub. Notes,
                       8.750% due 6/15/07                                              94,950
    60,000   NR      Seven Seas Petroleum Inc., Sr. Sub. Notes, Series B,
                      12.500% due 5/15/05                                              32,100
    50,000   B       Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 9/15/07                                               51,750
   180,000   Baa3*   Tiverton Power Associates L.P./Rumford Power Associates L.P.,
                      Pass-Through Certificates, 9.000% due 7/15/18 (b)               190,575
    90,000   BBB     Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07                 99,000
                     Vintage Petroleum, Inc., Sr. Sub. Notes:
   200,000   BB-       9.750% due 6/30/09                                             216,000
    60,000   BB-       7.875% due 5/15/11                                              60,900


                      See Notes to Financial Statements.



      39 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Energy -- 3.4% (continued)
    70,000   BB-     Westport Resources Corp., Sr. Sub. Notes,
                      8.250% due 11/1/11 (b)                                        $   71,400
    80,000   NR      XCL Ltd., Sr. Secured Discount Notes,
                      13.500% due 5/1/04 (d)(e)                                         24,400
    20,000   Ba3*    XTO Energy, Inc., Sr. Sub. Notes, Series B, 8.750% due 11/1/09     21,000
----------------------------------------------------------------------------------------------
                                                                                     4,269,517
----------------------------------------------------------------------------------------------
Entertainment -- 1.1%
    70,000   CCC     AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11          64,050
    70,000   BBB-    Belo Corp., Sr. Notes, 8.000% due 11/1/08                          70,593
   150,000   B-      Cinemark USA Inc., Sr. Sub. Notes, Series B,
                      9.625% due 8/1/08                                                129,750
    70,000   B-      Pinnacle Entertainment, Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 9.250% due 2/15/07                                      57,750
                     Regal Cinemas, Inc., Term Loans, Tranche B:
   221,747   BB        10.000% due 6/15/06 (c)                                         228,215
   150,335   CC        10.250% due 6/15/06 (c)                                         154,952
                     Six Flags Inc., Sr. Notes:
   390,000   B         9.750% due 6/15/07                                              394,875
   220,000   B         9.500% due 2/1/09                                               220,275
   293,000   NR      United Artists Theatre Co., Sr. Sub. Notes, Series B,
                       9.750% due 4/15/08 (d)                                           15,016
----------------------------------------------------------------------------------------------
                                                                                     1,335,476
----------------------------------------------------------------------------------------------
Environmental Services -- 1.2%
   350,000   BB-     Allied Waste Industries, Inc., Debentures, 7.400% due 9/15/35     290,063
                     Allied Waste North America, Inc.:
    30,000   BB-       Guaranteed Sr. Notes, Series B, 7.625% due 1/1/06                30,225
   710,000   B+        Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/09         722,425
   402,175   BB-       Term Loans, Tranche B, 5.099% due 7/1/06                        392,089
                     Azurix Corp., Sr. Notes, Series B:
    70,000   BB        10.375% due 2/15/07                                              61,950
    60,000   BB        10.750% due 2/15/10                                              53,100
----------------------------------------------------------------------------------------------
                                                                                     1,549,852
----------------------------------------------------------------------------------------------
Financial Services -- 2.3%
   150,000   Caa3*   Amresco Inc., Sr. Sub. Notes, Series 97-A,
                      10.000% due 3/15/04 (d)                                           33,750
   200,000   Ba3*    Chevy Chase Savings Bank, Sub. Debentures,
                      9.250% due 12/1/05                                               201,000
   110,000   BB++    Colonial Capital II, Guaranteed Capital Securities, Series A,
                      8.920% due 1/15/27                                               105,050
   330,000   CCC+    Conseco Financing Trust III, Guaranteed Capital Securities,
                      8.796% due 4/1/27                                                 74,250


                      See Notes to Financial Statements.



      40 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Financial Services -- 2.3% (continued)
    40,000   B+      Conseco, Inc., Sr. Notes, 10.750% due 6/15/08                   $   19,200
   559,000   NR      Finova Group, Inc., Notes, 7.500% due 11/15/09                     209,625
   750,000   BB+     Golden State Holdings Inc., Sr. Notes, 7.000% due 8/1/03           767,812
   305,000   Ba2*    Hanvit Bank, Sub. Notes, 11.750% due 3/1/10 (b)(c)                 324,062
    68,000   NR      Imperial Credit Industries, Inc., Sr. Secured Notes,
                      12.000% due 6/30/05                                                30,940
   130,000   BB+     iStar Financial Inc., Sr. Notes, 8.750% due 8/15/08                130,488
   250,000   B-      Nationwide Credit, Inc., Sr. Notes, Series A,
                      10.250% due 1/15/08                                                76,875
   280,000   B3*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                      10.875% due 8/1/27                                                228,200
    18,445   NR      Polytama International Finance B.V., Guaranteed Sr. Notes,
                      11.250% due 6/15/07 (d)                                               968
   314,000   D       Reliance Group Holdings, Inc., Sr. Notes,
                      9.000% due 11/15/49 (d)                                            12,560
   145,000   B-      Resource America Inc., Sr. Notes, 12.000% due 8/1/04               138,113
    30,000   Ba2*    Riggs Capital, Guaranteed Trust Preferred Securities, Series A,
                      8.625% due 12/31/26 (b)                                            23,025
   430,000   BB+     Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06           475,688
    40,000   B-++    Webster Capital Trust I, Capital Securities,
                      9.360% due 1/29/27 (b)                                             37,400
    60,000   Ba3*    Willis Corroon Corp., Guaranteed Sr. Sub. Notes,
                      9.000% due 2/1/09                                                  62,700
-----------------------------------------------------------------------------------------------
                                                                                      2,951,706
-----------------------------------------------------------------------------------------------
Food and Beverage -- 1.0%
   120,000   B-      Archibald Candy Corp., Guaranteed Sr. Secured Notes,
                      10.250% due 7/1/04                                                 74,400
                     Aurora Foods Inc., Sr. Sub. Notes:
    40,000   CCC+      Series B, 9.875% due 2/15/07                                      36,400
   160,000   CCC+      Series D, 9.875% due 2/15/07                                     145,600
    70,000   Ca*     Chiquita Brands International, Inc., Sr. Notes,
                      10.250% due 11/1/06 (d)                                            55,650
                     Constellation Brands Inc., Guaranteed Sr. Sub. Notes:
    30,000   Ba3*      8.500% due 3/1/09                                                 30,900
   110,000   BB        Series B, 8.000% due 2/15/08                                     114,400
    40,000   B+      Cott Corp., Sr. Notes, 8.500% due 5/1/07                            41,400
    40,000   B-      Del Monte Corp., Sr. Sub. Notes, 9.250% due 5/15/11 (b)             41,800
   110,000   B-      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07              89,100
    10,000   B3*     Eagle Family Foods, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      8.750% due 1/15/08                                                  6,525
   130,000   BB-     Fleming Cos., Inc., Guaranteed Sr. Notes, 10.125% due 4/1/08       136,500
   120,000   B-      Premier International Foods PLC, Sr. Notes,
                      12.000% due 9/1/09                                                124,200


                      See Notes to Financial Statements.



      41 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Food and Beverage -- 1.0% (continued)
   210,000   BB      Premium Standard Farms, Inc., Sr. Notes, 9.250% due 6/15/11    $  213,675
   170,000   Caa2*   Rab Enterprises Inc., Guaranteed Sr. Notes,
                      10.500% due 5/1/05                                                90,950
    40,000   BB+     Smithfield Foods, Inc., Sr. Notes, 8.000% due 10/15/09 (b)         41,700
    40,000   B       TravelCenters of America Inc., Guaranteed Sr. Sub. Notes,
                      12.750% due 5/1/09                                                41,000
   180,000   C*      Vlasic Foods International Inc., Sr. Sub. Notes, Series B,
                      10.250% due 7/1/09 (d)                                            36,000
----------------------------------------------------------------------------------------------
                                                                                     1,320,200
----------------------------------------------------------------------------------------------
Healthcare -- 2.7%
   130,000   B-      ALARIS Medical, Inc., Sr. Discount Notes, step bond to yield
                      11.125% due 8/1/08                                                74,750
   140,000   B+      ALARIS Medical Systems, Inc., Sr. Secured Notes,
                      11.625% due 12/1/06 (b)                                          148,750
   100,000   BB-     AmerisourceBergen Corp., Sr. Notes, 8.125% due 9/1/08 (b)         105,500
    60,000   B+      Beverly Enterprises, Inc., Sr. Notes, 9.625% due 4/15/09           63,600
    70,000   B       Bio-Rad Laboratories, Inc., Sr. Sub. Notes,
                      11.625% due 2/15/07                                               78,575
    80,000   Ba2*    Fresenius Medical Care Capital Trust II, Guaranteed Trust
                      Preferred Securities, 7.875% due 2/1/08                           80,400
    20,000   NR      Genesis Health Ventures Inc., Term Loans, Tranche B,
                      6.751% due 9/30/04 (b)(c)                                         15,200
    90,000   B3*     Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                      11.250% due 6/15/09                                               76,050
                     HCA Inc.:
    50,000   BB+       Debentures, 8.360% due 4/15/24                                   49,438
   230,000   BB+       Medium-Term Notes, 6.630% due 7/15/45                           236,325
                       Notes:
   330,000   BB+        7.000% due 7/1/07                                              343,612
    60,000   BB+        7.250% due 5/20/08                                              63,300
    50,000   BB+        7.690% due 6/15/25                                              48,063
   190,000   BB+     HEALTHSOUTH Corp., Convertible Sub. Debentures,
                       3.250% due 4/1/03                                               181,450
    70,000   B-      InSight Health Services Corp., Sr. Sub. Notes,
                      9.875% due 11/1/11 (b)                                            72,800
   260,000   NR      Integrated Health Services, Inc., Sr. Sub. Notes, Series A,
                      9.500% due 9/15/07 (d)                                             7,150
   175,000   B3*     Kinetic Concepts Inc., Guaranteed Sr. Sub. Notes, Series B,
                      9.625% due 11/1/07                                               174,125
   100,000   C*      Leiner Health Products Inc., Sr. Sub. Notes,
                      9.625% due 7/1/07 (d)                                              8,375
    20,000   B       Lifepoint Hospitals Holdings, Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 10.750% due 5/15/09                                     22,900


                      See Notes to Financial Statements.


      42 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Healthcare -- 2.7% (continued)
                     Magellan Health Services, Inc.:
    20,000   B+        Sr. Notes, 9.375% due 11/15/07 (b)                         $   21,100
   270,000   B-        Sr. Sub. Notes, 9.000% due 2/15/08                            263,250
                     Mariner Post-Acute Network Inc., Sr. Sub. Notes, Series B:
   140,000   D         9.500% due 11/1/07 (d)                                          2,100
   310,000   D         Step bond to yield 10.500% due 11/1/07 (d)                      3,100
   110,000   NR      Mediq Inc., Sr. Discount Debentures, step bond to yield
                      13.000% due 6/1/09 (d)                                              11
   140,000   NR      Mediq/PRN Life Support Services, Inc., Guaranteed Sr. Sub.
                      Notes, 11.000% due 6/1/08 (d)                                    1,400
    20,000   BB-     Medpartners Inc., Sr. Sub. Notes, 7.375% due 10/1/06             20,325
                     Multicare Cos. Inc.:
   330,000   NR        Sr. Sub. Notes, 9.000% due 8/1/07 (d)                          34,650
    10,000   NR        Term Loans, Tranche B, 4.879% due 9/30/04 (b)(c)                8,100
   100,000   BB+     Omnicare, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      8.125% due 3/15/11                                             106,750
   170,000   Ca*     Paracelsus Healthcare Corp., Sr. Sub. Notes,
                      10.000% due 8/15/06 (d)                                         56,950
                     Sun Healthcare Group Inc., Sr. Sub. Notes:
   190,000   NR        9.375% due 5/1/08 (b)(d)                                           19
   165,000   NR        Series B, 9.500% due 7/1/07 (d)                                    17
                     Tenet Healthcare Corp.:
   300,000   BBB       Sr. Notes, Series B, 7.625% due 6/1/08                        356,625
    60,000   BBB-      Sr. Sub. Notes, Series B, 8.125% due 12/1/08                   65,100
   170,000   B2*     Total Renal Care Holdings, Inc., Convertible Jr. Sub. Notes,
                      7.000% due 5/15/09                                             160,650
   330,000   B2*     Triad Hospitals, Inc., Guaranteed, Sr. Sub. Notes, Series B,
                      11.000% due 5/15/09                                            371,250
   100,000   B-      Vanguard Health Systems Inc., Sr. Sub. Notes,
                      9.750% due 8/1/11 (b)                                          105,500
--------------------------------------------------------------------------------------------
                                                                                   3,427,260
--------------------------------------------------------------------------------------------
Hotel/Casino -- 4.2%
    90,000   Ca*     Aladdin Gaming Holdings, LLC/Aladdin Capital Corp.,
                      Sr. Discount Notes, Series B, step bond to yield
                      13.500% due 3/1/10                                               3,825
   100,000   B-      Ameristar Casinos, Inc., Guaranteed Sr. Sub. Notes,
                      10.750% due 2/15/09                                            105,000
                     Argosy Gaming Co.:
   120,000   B+        Guaranteed Sr. Sub. Notes, 10.750% due 6/1/09                 133,200
    70,000   B+        Sr. Sub. Notes, 9.000% due 9/1/11                              73,500
                     FelCor Lodging L.P., Guaranteed Sr. Notes:
    90,000   BB        9.500% due 9/15/08                                             86,175
    90,000   BB        8.500% due 6/1/11                                              81,000


                      See Notes to Financial Statements.



      43 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Hotel/Casino -- 4.2% (continued)
   267,078   NR      Fitzgeralds Gaming Corp., Guaranteed Sr. Notes, Series B,
                      12.250% due 12/15/04 (d)                                      $  147,561
   400,000   BBB-    Harrah's Operating Company, Inc., Guaranteed Sr. Notes,
                      7.500% due 1/15/09                                               407,500
   120,000   B       Herbst Gaming, Inc., Sr. Secured Notes, 10.750% due 9/1/08 (b)    115,800
   740,000   BB      HMH Properties, Inc., Guaranteed Sr. Secured Notes, Series B,
                      7.875% due 8/1/08                                                641,950
   180,000   B       Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                      11.250% due 5/1/07                                               189,900
   190,000   B+      Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub. Notes,
                      Series B, 8.625% due 5/15/09                                     193,088
   160,000   BB+     International Game Technology, Sr. Notes,
                      8.375% due 5/15/09                                               168,400
   350,000   B       Isle of Capri Black Hawk LLC/Isle of Capri Black Hawk Capital
                      Corp., First Mortgage Notes, Series B, 13.000% due 8/31/04       373,625
    70,000   B       Isle of Capri Casinos Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 4/15/09                                                63,700
    30,000   B+      John Q. Hammons Hotels, Inc., First Mortgage Notes,
                      8.875% due 2/15/04                                                27,450
                     Mandalay Resort Group:
    10,000   BB+       Sr. Notes, 9.500% due 8/1/08                                     10,050
   230,000   BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07                    219,075
   130,000   Ba2*    MeriStar Hospitality Corp., Guaranteed Sr. Notes,
                      9.125% due 1/15/11                                               111,800
   250,000   BBB-    MGM Mirage, Inc., Guaranteed Sr. Notes, 8.500% due 9/15/10        252,188
    70,000   B       Mikohn Gaming Corp., Notes, 11.875% due 8/15/08 (e)                66,850
                     Mohegan Tribal Gaming Authority:
    90,000   BB        Sr. Notes, 8.125% due 1/1/06                                     93,150
   120,000   BB-       Sr. Sub. Notes, 8.750% due 1/1/09                               126,000
                     Park Place Entertainment Corp.:
   110,000   BBB-      Sr. Notes, 7.500% due 9/1/09 (b)                                105,875
   160,000   BB+       Sr. Sub. Notes, 8.875% due 9/15/08                              158,800
   110,000   B-      Penn National Gaming Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 11.125% due 3/1/08                                     115,225
    80,000   B-      Scientific Games Corp., Guaranteed Sr. Sub. Notes, Series B,
                      12.500% due 8/15/10                                               84,400
   380,000   BBB-    Starwood Hotels & Resorts Worldwide Inc., Guaranteed Notes,
                      6.750% due 11/15/05                                              361,475
                     Station Casinos, Inc.:
   140,000   BB-       Sr. Notes, 8.375% due 2/15/08                                   141,050
                       Sr. Sub. Notes:
    40,000   B+         9.750% due 4/15/07                                              39,200
    10,000   B+         9.875% due 7/1/10                                                9,600


                      See Notes to Financial Statements.


      44 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Hotel/Casino -- 4.2% (continued)
   250,000   Caa3*   Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
                      First Mortgage Notes, 11.250% due 5/1/06 (d)                     $  141,250
                     Trump Castle Funding, Inc.:
   190,000   Caa3*     Mortgage Notes, 11.750% due 11/15/03                               143,450
   230,000   NR        Notes, 10.250% due 4/30/03 (b)                                     232,875
   140,000   B-      Venetian Casino Resort LLC/Las Vegas Sands, Inc., Guaranteed
                      Sr. Secured Mortgage Notes, 12.250% due 11/15/04                    127,750
-------------------------------------------------------------------------------------------------
                                                                                        5,351,737
-------------------------------------------------------------------------------------------------
Industrial Goods and Services -- 0.5%
   260,000   B-      Better Minerals & Aggregates Co., Guaranteed Sr. Sub. Notes,
                      13.000% due 9/15/09                                                 198,900
   270,000   B       Flowserve Corp., Guaranteed Sr. Sub. Notes,
                      12.250% due 8/15/10                                                 288,900
   205,000   B       North Atlantic Trading Co., Inc., Sr. Notes, Series B,
                      11.000% due 6/15/04                                                 177,325
    70,000   Ca*     Polaroid Corp., Notes, 11.500% due 2/15/06 (d)                         5,600
-------------------------------------------------------------------------------------------------
                                                                                          670,725
-------------------------------------------------------------------------------------------------
Manufacturing -- 0.7%
   290,000   CCC+    Blount Inc., Guaranteed Sr. Sub. Notes, 13.000% due 8/1/09           155,150
   150,000   NR      Dresser Inc., Sr. Sub. Notes, 9.375% due 4/15/11 (b)                 156,000
   130,000   B-      Roller Bearing Co., Inc., Guaranteed Sr. Notes, Series B,
                      9.625% due 6/15/07                                                  112,450
   370,000   CCC+    Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08                 255,300
   250,000   B-      Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      12.750% due 6/15/10                                                 230,000
    70,000   B-      Tenneco Automotive Inc., Guaranteed Sr. Sub. Notes, Series B,
                      11.625% due 10/15/09                                                 29,750
-------------------------------------------------------------------------------------------------
                                                                                          938,650
-------------------------------------------------------------------------------------------------
Metals/Mining -- 0.7%
   310,000   BB      AK Steel Corp., Guaranteed Sr. Notes, 7.875% due 2/15/09             291,400
    90,550   CCC     Anker Coal Group Inc., Guaranteed Sr. Secured Notes, Series B,
                      14.250% due 9/1/07                                                   39,389
    90,000   Ca*     Centaur Mining and Exploration, Ltd., Guaranteed Sr. Notes,
                      11.000% due 12/1/07 (d)                                               7,650
                     Doe Run Resources Corp.:
                       Guaranteed Sr. Notes, Series B:
    50,000   CCC+       11.181% due 3/15/03 (c)                                            15,250
    80,000   CCC+       11.250% due 3/15/05                                                26,400
    20,000   B-        Guaranteed Sr. Secured Notes, Series B,
                        11.250% due 3/15/05                                                 9,100


                      See Notes to Financial Statements.


      45 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Metals/Mining -- 0.7% (continued)
                     Kaiser Aluminum & Chemical Corp.:
    20,000   B         Sr. Notes, Series B, 10.875% due 10/15/06                  $   14,700
   300,000   CCC+      Sr. Sub. Notes, 12.750% due 2/1/03                            145,500
    30,000   Ca*     The LTV Corp., Guaranteed Sr. Sub. Notes,
                      11.750% due 11/15/09 (d)                                           450
    80,000   B-      National Steel Corp., First Mortgage Bonds, Series D,
                      9.875% due 3/1/09                                               20,400
    70,000   B1*     Oregon Steel Mills, Inc., Guaranteed First Mortgage Notes,
                      11.000% due 6/15/03                                             62,650
   140,000   BB      United States Steel, LLC, Guaranteed Sr. Notes,
                      10.750% due 8/1/08 (b)                                         126,700
   110,000   B       WCI Steel Inc., Sr. Secured Notes, Series B,
                      10.000% due 12/1/04                                             68,750
    20,000   Caa3*   Weirton Steel Corp., Sr. Notes, 10.750% due 6/1/05                2,500
    70,000   NR      Wheeling-Pittsburg Corp., Sr. Notes, 9.250% due 11/15/07 (d)      2,450
    90,000   CCC+    WHX Corp., Sr. Notes, 10.500% due 4/15/05                        38,250
--------------------------------------------------------------------------------------------
                                                                                     871,539
--------------------------------------------------------------------------------------------
Packaging/Containers -- 1.1%
   160,000   B       AEP Industries Inc., Sr. Sub Notes, 9.875% due 11/15/07         152,000
   190,000   B       Four M Corp., Sr. Secured Notes, Series B,
                      12.000% due 6/1/06                                             164,350
   110,000   CCC+    Gaylord Container Corp., Sr. Secured Notes, Series B,
                      9.375% due 6/15/07                                              89,650
   160,000   B+      Owens-Illinois, Inc., Sr. Debentures, 7.800% due 5/15/18        121,600
    90,000   B-      Pliant Corp., Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10      70,650
    10,000   B2*     Radnor Holdings Corp., Sr. Notes, 10.000% due 12/1/03             7,750
                     Stone Container Corp.:
                       Sr. Notes:
   140,000   B          9.250% due 2/1/08                                            147,700
   180,000   B          9.750% due 2/1/11                                            190,350
    30,000   B          12.580% due 8/1/16                                            32,250
   150,000   NR        Term Loans, Tranche F, 9.375% due 3/31/06                     148,875
    70,000   B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                      11.500% due 8/15/06 (b)                                         74,900
                     United States Can Co.:
    90,000   B         Guaranteed Sr. Sub. Notes, Series B, 12.375% due 10/1/10       75,150
    95,742   NR        Term Loans, Tranche B, 10.300% due 9/30/08                     86,407
--------------------------------------------------------------------------------------------
                                                                                   1,361,632
--------------------------------------------------------------------------------------------
Paper/Forestry Products -- 1.1%
   205,000   CCC+    Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04             55,350
    80,000   BB-     FiberMark, Inc., Sr. Notes, 10.750% due 4/15/11                  72,400
    40,000   BBB-    Georgia-Pacific Corp., Notes, 8.125% due 5/15/11                 40,950


                      See Notes to Financial Statements.



      46 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Paper/Forestry Products -- 1.1% (continued)
    80,000   BB      Norske Skog Canada Ltd., Sr. Notes, 8.625% due 6/15/11 (b)     $   83,300
   190,000   BB      Pacifica Paper, Inc., Sr. Notes, 10.000% due 3/15/09              203,300
   150,000   BB+     Potlatch Corp., Sr. Sub. Notes, 10.000% due 7/15/11 (b)           155,250
   400,000   CCC+    Riverwood International Corp., Guaranteed Sr. Sub. Notes,
                      10.875% due 4/1/08                                               388,000
                     Tembec Industries Inc., Guaranteed Sr. Notes:
   120,000   BB+       8.625% due 6/30/09                                              126,600
   210,000   BB+       8.500% due 2/1/11                                               222,075
----------------------------------------------------------------------------------------------
                                                                                     1,347,225
----------------------------------------------------------------------------------------------
Publishing -- 0.8%
    50,000   B       CanWest Media Inc., Sr. Sub. Notes, 10.625% due 5/15/11 (b)        52,750
                     Garden State Newspapers, Inc., Sr. Sub. Notes:
   110,000   B+        8.625% due 7/1/11                                                99,000
    85,000   B+        Series B, 8.750% due 10/1/09                                     78,200
    70,000   Ba3*    Hollinger International Publishing Inc., Guaranteed Sr. Sub.
                      Notes, 9.250% due 3/15/07                                         65,800
   150,000   B       Hollinger Participation Trust, Sr. Notes,
                      12.125% due 11/15/10 (b)                                         117,750
    30,000   BBB-    News America Inc., Sr. Notes, 6.625% due 1/9/08                    31,350
   200,000   B-      Perry-Judd Inc., Guaranteed Sr. Sub. Notes,
                      10.625% due 12/15/07                                             172,000
                     PRIMEDIA Inc.:
                       Guaranteed Sr. Notes:
   120,000   BB-        7.625% due 4/1/08                                               95,400
   120,000   BB-        Series B, 8.500% due 2/1/06                                    100,350
   170,000   BB-       Sr. Notes, 8.875% due 5/15/11(b)                                138,550
                     Von Hoffman Press Inc., Sr. Sub. Notes:
    30,000   B-        10.375% due 5/15/07 (b)                                          26,588
    31,627   NR        13.500% due 5/15/09 (b)                                          25,302
----------------------------------------------------------------------------------------------
                                                                                     1,003,040
----------------------------------------------------------------------------------------------
Retail -- 1.4%
   350,000   BBB-    7-Eleven, Inc., Sr. Sub. Second Priority Debentures, Series A,
                      4.500% due 6/15/04                                               318,500
    90,000   B       Amazon.com, Inc., Sr. Discount Notes, step bond to yield
                       10.000% due 5/1/08                                               62,550
   140,000   BB+     AutoNation, Inc., Sr. Notes, 9.000% due 8/1/08 (b)                138,600
    70,000   B-      Domino's, Inc., Guaranteed Sr. Sub. Notes, Series B,
                       10.375% due 1/15/09                                              74,550
   100,000   BB      Great Atlantic & Pacific Tea Co., Notes, 7.750% due 4/15/07        95,125
    85,000   NR      Kasper A.S.L. Ltd., Sr. Notes, 13.000% due 3/31/04 (d)             22,525


                      See Notes to Financial Statements.



      47 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Retail -- 1.4% (continued)
                     Kmart Corp., Sr. Notes:
   120,000   Baa3*     8.375% due 12/1/04                                            $  111,450
   100,000   Baa3*     9.875% due 6/15/08 (b)                                            87,375
    10,000   B+      Mothers Work Inc., Sr. Notes, 12.625% due 8/1/05                     9,400
    70,000   B+      NBTY, Inc., Sr. Sub. Notes, Series B, 8.625% due 9/15/07            66,500
    70,000   B       PETCO Animal Supplies, Inc., Sr. Sub. Notes,
                      10.750% due 11/1/11 (b)                                            71,750
   350,000   BB      Saks Inc., Guaranteed Sr. Notes, 8.250% due 11/15/08               262,500
   120,000   BB-     Sbarro Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09              99,000
                     Tricon Global Restaurants, Inc. Sr. Notes:
   160,000   Ba1*      7.450% due 5/15/05                                               162,400
   160,000   Ba1*      7.650% due 5/15/08                                               162,800
-----------------------------------------------------------------------------------------------
                                                                                      1,745,025
-----------------------------------------------------------------------------------------------
Technology -- 0.4%
                     Comdisco, Inc.:
    20,000   Caa1*     Medium-Term Notes, Series H, 7.250% due 9/20/49 (d)               15,700
    60,000   Caa1*     Notes, 5.950% due 4/30/02 (d)                                     47,700
                     Covad Communications Group, Inc.:
    70,000   C*        Sr. Discount Notes, Series B, step bond to yield
                        13.500% due 3/15/08 (d)                                          10,850
                       Sr. Notes:
   100,000   C*         12.500% due 2/15/09 (d)                                          23,500
     6,000   C*         Series B, 12.000% due 2/15/10 (d)                                 1,110
   440,000   NR      Cybernet Internet Services International, Inc., Convertible Sr.
                      Discount Notes, step bond to yield 13.000% due 8/15/09 (b)          4,400
   655,000   NR      DIVA Systems Corp., Sr. Discount Notes, Series B, step bond to
                      yield 12.625% due 3/1/08                                           75,325
   150,000   NR      Equinix Inc., Sr. Notes, 13.000% due 12/1/07                        45,750
                     Exodus Communications, Inc., Sr. Notes:
   120,000   Ca*       10.750% due 12/15/09 (d)                                          26,700
    20,000   Ca*       11.625% due 7/15/10 (d)                                            4,450
   150,000   B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                      10.125% due 3/15/07                                               150,750
   150,000   CCC     Globix Corp., Sr. Notes, 12.500% due 2/1/10                         30,750
    72,092   NR      InterAct Operating Co., Sr. Notes, 14.000% due 8/1/03                    7
   140,000   NR      Intira Corp., Sr. Notes, step bonds to yield
                      13.000% due 2/1/10 (b)                                              1,400
                     PSINet Inc., Sr. Notes:
   110,000   D         11.500% due 11/1/08 (d)                                            8,250
   220,000   D         11.000% due 8/1/09 (d)                                            16,500
    50,000   D         Series B, 10.000% due 2/15/05 (d)                                  3,750


                      See Notes to Financial Statements.



      48 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Technology -- 0.4% (continued)
    30,000   B+      Seagate Technology Inc., Guaranteed Sr. Sub. Notes,
                      12.500% due 11/15/07 (b)                                      $   31,650
----------------------------------------------------------------------------------------------
                                                                                       498,542
----------------------------------------------------------------------------------------------
Telecommunications -- 5.2%
   200,000   Ca*     360networks Inc., Sr. Notes, 13.000% due 5/1/08 (d)                   750
                     Adelphia Business Solutions, Inc.:
    30,000   B+        Sr. Discount Notes, Series B, step bond to yield
                        13.000% due 4/15/03                                              2,100
   220,000   B         Sr. Sub. Notes, 12.000% due 11/1/07                               5,500
    70,000   Caa1*   AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to yield
                      13.500% due 10/1/09                                               50,750
   100,000   Caa1*   Alamosa Holdings, Inc., Guaranteed Sr. Discount Notes, step
                      bond to yield 12.875% due 2/15/10                                 57,000
   160,000   B       American Cellular Corp., Guaranteed Sr. Sub. Notes,
                      9.500% due 10/15/09                                              161,600
                     American Tower Corp.:
    50,000   B         Convertible Notes, 5.000% due 2/15/10                            34,750
   180,000   B         Sr. Notes, 9.375% due 2/1/09                                    147,150
    70,000   Ca*     Arch Communications, Inc., Sr. Notes, 13.750% due 4/15/08 (d)         700
    50,000   B2*     Asia Global Crossing Ltd., Sr. Notes, 13.375% due 10/15/10         12,250
   150,000   Caa3*   Benedek Communications Corp., Sr. Sub. Discount Notes,
                      13.250% due 5/15/06                                               85,500
    90,000   NR      Birch Telecom Inc., Sr. Notes, 14.000% due 6/15/08                 18,450
   190,000   NR      Celcaribe SA, Sr. Secured Notes, 14.500% due 3/15/04              115,900
   220,000   NR      COLO.COM Inc., Sr. Notes, 13.875% due 3/15/10 (b)(d)               37,400
                     Crown Castle International Corp.:
    80,000   B         Sr. Discount Notes, step bond to yield 11.250% due 8/1/11        47,600
                       Sr. Notes:
   160,000   B          9.375% due 8/1/11                                              140,000
    80,000   B          10.750% due 8/1/11                                              76,000
    50,000   B       Dobson Communications Corp., Sr. Notes,
                      10.875% due 7/1/10                                                53,875
   200,000   B3*     Dobson/Sygnet Communications Co., Sr. Notes,
                      12.250% due 12/15/08                                             219,000
   670,000   B1*     Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07          703,500
    60,000   D       Esprit Telecom Group Inc., Sr. Notes, 11.500% due 12/15/07 (d)        300
                     Global Crossing Holdings Ltd., Guaranteed Sr. Notes:
   410,000   B-        8.700% due 8/1/07                                                65,600
    10,000   B-        9.625% due 5/15/08                                                1,750
    30,000   B2*       9.500% due 11/15/09                                               5,100
   200,000   Caa1*   Horizon PCS, Inc., Guaranteed Sr. Sub. Discount Notes,
                      step bond to yield 14.027% due 10/1/10                           100,000


                      See Notes to Financial Statements.


      49 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Telecommunications -- 5.2% (continued)
                     ICG Holdings, Inc., Guaranteed Sr. Discount Notes:
    60,000   D         13.500% due 9/15/05 (d)                                      $    5,100
   190,000   D         12.500% due 5/1/06 (d)                                           16,150
   440,000   Ca*     ICG Services, Inc., Sr. Discount Notes, step bond to
                      yield 10.000% due 2/15/08 (d)                                     33,000
   131,000   B+      Insight Midwest, L.P./Insight Capital, Inc., Sr. Notes,
                      10.500% due 11/1/10                                              140,170
   190,000   Caa1*   iPCS, Inc., Sr. Discount Notes, step bond to yield
                      13.659% due 7/15/10                                              114,950
   110,000   Caa1*   IWO Holdings, Inc., Guaranteed Sr. Notes,
                      14.000% due 1/15/11                                              104,500
   250,000   CCC-    KMC Telecom Holdings, Inc., Sr. Discount Notes,
                      step bond to yield 12.500% due 2/15/08                             8,750
    90,000   CCC     Leap Wireless International, Inc., Guaranteed Sr. Notes,
                      12.500% due 4/15/10                                               64,350
    80,000   CCC     Loral Space & Communications Ltd., Guaranteed Sr. Notes,
                      11.250% due 1/15/07                                               40,400
   250,000   BB-     Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29         158,750
   330,000   CCC-    McCaw International, Ltd., Sr. Sub. Discount Notes,
                      step bond to yield 13.000% due 4/15/07                            23,100
                     McLeodUSA Inc., Sr. Notes:
    20,000   B3*       8.375% due 3/15/08                                                4,700
    70,000   B3*       9.500% due 11/1/08                                               17,150
    20,000   B3*       11.375% due 1/1/09                                                5,500
   190,000   B3*       8.125% due 2/15/09                                               44,175
                     Metrocall, Inc., Sr. Sub. Notes:
    40,000   Caa3*     10.375% due 10/1/07 (d)                                           1,200
    30,000   Caa3*     9.750% due 11/1/07 (d)                                              900
    50,000   Caa3*     11.000% due 9/15/08 (d)                                           1,500
                     Metromedia Fiber Network, Inc., Sr. Notes:
   200,000   CCC-      10.000% due 12/15/09                                             45,000
    50,000   CCC-      Series B, 10.000% due 11/15/08                                   11,250
   230,000   B       Microcell Communications, Sr. Discount Notes, Series B,
                      step bond to yield 14.712% due 6/1/06                            106,950
   190,000   Ca*     Millicom International Cellular S.A., Sr. Sub. Discount Notes,
                      Series B, step bond to yield 13.500% due 6/1/06                  116,850
   130,000   NR      NEON Communications, Inc., Sr. Notes, 12.750% due 8/15/08          33,150
                     Nextel Communications, Inc.:
   260,000   B1*       Convertible Sr. Notes, 5.250% due 1/15/10                       135,850
                       Sr. Notes:
   260,000   B1*        12.000% due 11/1/08                                            205,400
   430,000   B1*        9.500% due 2/1/11                                              296,700
   160,000   B3*     Nextel Partners, Inc., Sr. Notes, 11.000% due 3/15/10             119,600


                      See Notes to Financial Statements.


      50 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Telecommunications -- 5.2% (continued)
                     Orbital Imaging Corp., Sr. Notes:
   110,000   NR        Series B, 11.625% due 3/1/05 (d)                           $   22,550
    20,000   NR        Series D, 11.625% due 3/1/05 (d)                                4,100
   220,000   Ba2*    Price Communications Wireless Inc., Guaranteed Sr. Secured
                      Notes, Series B, 9.125% due 12/15/06                           232,100
    45,000   B-      RCN Corp., Sr. Discount Notes, Series B, step bond to yield
                      9.800% due 2/15/08                                              11,025
    10,000   Ba1*    Rogers Communications Inc., Convertible Sr. Debentures,
                      2.000% due 11/26/05                                              7,688
   250,000   Ba1*    Rogers Wireless Communications Inc., Sr. Sub. Notes,
                      8.800% due 10/1/07                                             238,750
   400,000   Ca*     RSL Communications PLC, Guaranteed Sr. Notes,
                      12.875% due 3/1/10 (d)                                          16,000
   110,000   B-      SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09          88,550
    70,000   B-      Song Networks N.V., Sr. Notes, 13.000% due 5/15/09               19,250
                     SpectraSite Holdings, Inc.:
   200,000   B3*       Sr. Discount Notes, step bond to yield
                        11.250% due 4/15/09                                           59,000
   220,000   B3*       Sr. Sub. Discount Notes, Series B, step bond to yield
                        12.875% due 3/15/10                                           57,200
   100,000   B3*     Telecommunications Techniques Co., LLC, Guaranteed Sr. Sub.
                      Notes, 9.750% due 5/15/08                                       50,500
                     TeleCorp PCS, Inc.:
    50,000   B3*       Guaranteed Sr. Discount Notes, step bond to yield
                        11.625% due 4/15/09                                           44,125
   210,000   B3*       Sr. Sub. Notes, 10.625% due 7/15/10                           244,650
    80,000   NR      TeleHub Communications Corp., Guaranteed Notes, step bond
                      to yield 13.875% due 7/31/05                                         8
    60,000   Ca*     Telex Communications, Inc., Guaranteed Sr. Sub. Notes,
                      10.500% due 5/1/07 (d)                                          14,700
    70,000   B2*     Time Warner Telecom LLC, Inc., Sr. Notes,
                      9.750% due 7/15/08                                              53,550
   180,000   B3*     Tritel PCS, Inc., Guaranteed Sr. Sub. Notes,
                      10.375% due 1/15/11                                            207,450
   100,000   B2*     Triton PCS Holdings, Inc., Guaranteed Sr. Sub. Notes,
                      9.375% due 2/1/11                                              105,500
   310,000   Caa1*   UbiquiTel Operating Co., Guaranteed Sr. Sub. Discount Notes,
                      step bond to yield 14.000% due 4/15/10                         150,350
                     United Pan-Europe Communications N.V.:
                       Sr. Discount Notes, Series B, step bond to yield:
   430,000   CCC        12.500% due 8/1/09                                            38,700
    50,000   CCC        13.375% due 11/1/09                                            4,500
   560,000   CCC        13.750% due 2/1/10                                            48,300
   130,000   CCC       Sr. Notes, Series B, 10.875% due 8/1/09                        20,150


                      See Notes to Financial Statements.


      51 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                            SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Telecommunications -- 5.2% (continued)
   195,000   CCC+    US Unwired Inc., Guaranteed Sr. Discount Notes, Series B,
                      step bond to yield 13.375% due 11/1/09                        $  123,825
    10,000   Caa3*   USA Mobile Communications Holdings, Inc., Sr. Notes,
                      9.500% 2/1/04 (d)                                                    550
   330,000   NR      Verado Holdings, Inc., Sr. Discount Notes, step bond to yield
                      13.000% due 4/15/08                                               18,150
   110,000   B-      VersaTel Telecom International N.V., Sr. Notes,
                      13.250% due 5/15/08                                               38,500
                     Viasystems, Inc., Sr. Sub. Notes:
   110,000   B-        9.750% due 6/1/07                                                28,050
    20,000   B-        Series B, 9.750% due 6/1/07                                       5,100
                     Viatel, Inc.:
   990,000   Ca*       Sr. Discount Notes, step bond to yield
                        12.500% due 4/15/08 (d)                                          4,950
    78,000   Ca*       Sr. Notes, 11.500% due 3/15/09 (d)                                  390
   390,000   A-      VoiceStream Wireless Corp./VoiceStream Wireless Holdings,
                      Sr. Notes, 10.375% due 11/15/09                                  446,550
   200,000   Ca*     WebLink Wireless, Inc., Sr. Discount Notes, step bond to yield
                      11.250% due 2/1/08                                                 2,500
                     Williams Communications Group, Inc., Sr. Redeemable Notes:
    40,000   CCC+      10.700% due 10/1/07                                              17,000
   260,000   CCC+      11.875% due 8/1/10                                              110,500
                     Winstar Communications Inc.:
   333,000   D         Sr. Discount Notes, step bond to yield
                        14.750% due 4/15/10 (d)                                          2,081
                       Sr. Notes:
    20,000   D          12.500% due 4/15/08 (d)                                            175
   348,000   D          12.750% due 4/15/10 (d)                                          3,045
   190,000   D       World Access, Inc., Sr. Notes, 13.250% due 1/15/08 (d)              2,850
----------------------------------------------------------------------------------------------
                                                                                     6,540,532
----------------------------------------------------------------------------------------------
Telephone -- 0.3%
   110,000   B+      Call-Net Enterprises, Inc., Sr. Notes, 8.000% due 8/15/08          33,000
                     Intermedia Communications Inc.:
                       Sr. Notes, Series B:
   100,000   BBB+       8.500% due 1/15/08                                             101,000
    10,000   BBB+       8.600% due 6/1/08                                               10,200
   110,000   BBB       Sr. Sub. Discount Notes, Series B, step bond to yield
                        12.250% due 3/1/09                                              95,150
   110,000   CCC+    Madison River Capital, LLC/Madison River Finance Corp.,
                      Sr. Notes, 13.250% due 3/1/10                                     68,750
    30,000   B-      Rural Cellular Corp., Sr. Sub. Notes, Series B,
                      9.625% due 5/15/08                                                30,450


                      See Notes to Financial Statements.



      52 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                           SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Telephone -- 0.3% (continued)
   170,000   NR      Startec Global Communications Corp., Sr. Notes,
                       12.000% due 5/15/08                                        $    7,650
                     XO Communications, Inc.:
                       Sr. Discount Notes:
    50,000   Caa1*      Step bond to yield 36.964% due 4/15/08                         5,250
    60,000   CCC-       Step bond to yield 34.445% due 6/1/09                          5,100
   150,000   Caa1*      Step bond to yield 27.970% due 12/1/09                        12,750
                       Sr. Notes:
   120,000   CCC        12.500% due 4/15/06                                           24,600
    30,000   Caa1*      9.625% due 10/1/07                                             5,250
--------------------------------------------------------------------------------------------
                                                                                     399,150
--------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.5%
                     Levi Strauss & Co., Notes:
   170,000   BB-       6.800% due 11/1/03                                            133,450
   440,000   BB-       7.000% due 11/1/06                                            301,400
    40,000   BBB-    Tommy Hilfiger U.S.A., Inc., Guaranteed Sr. Notes,
                      6.500% due 6/1/03                                               39,150
   250,000   CCC+    WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05            83,750
    80,000   B-      William Carter Co., Sr. Sub. Notes, 10.875% due 8/15/11 (b)      84,000
--------------------------------------------------------------------------------------------
                                                                                     641,750
--------------------------------------------------------------------------------------------
Transportation -- 0.4%
   100,000   BB-     Eletson Holdings Inc., Mortgage Notes, 9.250% due 11/15/03      100,500
   150,000   Ba2*    Kansas City Southern Railway Co., Guaranteed Notes,
                      9.500% due 10/1/08                                             156,750
    40,000   Ca*     Kitty Hawk Inc., Guaranteed Sr. Secured Notes,
                       9.950% due 11/15/04 (d)                                         6,250
   180,000   NR      Pegasus Shipping (Hellas) Ltd., Units, 14.500% due 6/20/08        6,300
   170,000   B-      RailAmerica Transportation Corp., Guaranteed Sr. Sub. Notes,
                      12.875% due 8/15/10                                            172,550
--------------------------------------------------------------------------------------------
                                                                                     442,350
--------------------------------------------------------------------------------------------
Utilities -- 2.0%
                     The AES Corp., Sr. Notes:
    90,000   Ba1*      8.750% due 6/15/08                                             84,600
   410,000   Ba1*      9.375% due 9/15/10                                            381,812
    20,000   Ba1*      8.875% due 2/15/11                                             18,250
                     BRL Universal Equipment 2001A, L.P., Sr. Secured Notes:
   100,000   BB-       8.875% due 2/15/08                                            103,500
    10,000   BB-       8.875% due 2/15/08 (b)                                         10,350
   250,000   BB+     Calpine Canada Energy Finance ULC, Guaranteed Sr. Notes,
                       8.500% due 5/1/08                                             250,625

                      See Notes to Financial Statements.


      53 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(a)                         SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Utilities -- 2.0% (continued)
                     Calpine Corp., Sr. Notes:
    80,000   Baa3*     10.500% due 5/15/06                                     $    83,500
    20,000   Baa3*     8.750% due 7/15/07                                           20,100
   130,000   Baa3*     7.875% due 4/1/08                                           128,375
    10,000   Baa3*     7.750% due 4/15/09                                            9,712
   140,000   BB+       8.500% due 2/15/11                                          141,050
    70,000   Caa3*   Edison International, Notes, 6.875% due 9/15/04 (d)            61,600
    90,000   BBB-    Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08 (b)      97,650
                     Midland Funding, Sr. Secured Lease Obligations:
   265,000   BB+       Series B, 13.250% due 7/23/06                               314,356
    52,664   Baa2*     Series C-94, 10.330% due 7/23/02                             53,257
   130,000   Ba2*    Mission Energy Holding Co., Sr. Secured Notes,
                      13.500% due 7/15/08 (b)                                      145,600
                     Northeast Utilities, Notes:
    13,253   Baa1*     Series A, 8.580% due 12/1/06                                 14,131
    76,266   Baa1*     Series B, 8.380% due 3/1/05                                  80,175
    70,000   Caa2*   Pacific Gas and Electric Co., Sr. Notes,
                      7.375% due 11/1/05 (b)(d)                                     71,575
                     Southern California Edison Co., Notes:
   160,000   Caa2*     7.200% due 11/3/03                                          156,800
    20,000   Caa2*     6.375% due 1/15/06                                           18,300
   240,000   Caa1*   York Power Funding, Guaranteed Sr. Secured Bonds,
                      12.000% due 10/30/07 (b)                                     245,400
------------------------------------------------------------------------------------------
                                                                                 2,490,718
------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $73,415,186)                                      58,412,565
------------------------------------------------------------------------------------------

CONTRACTS                                    SECURITY                             VALUE
-------------------------------------------------------------------------------------------
PURCHASED OPTION -- 0.0%
   774,380           JPY 10 Year Call @ 123.50, Expire 11/15/01
                     (Cost -- $3,562)                                                2,633
------------------------------------------------------------------------------------------

 SHARES                                      SECURITY                             VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK (f) -- 0.2%
Agriculture -- 0.1%
        22           PSF Group Holdings Inc. LLC, Class A Shares                    35,240
------------------------------------------------------------------------------------------
Automotive -- 0.0%
     3,211           Safety Components International, Inc.                          26,009
------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.



      54 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                                  SECURITY                            VALUE
--------------------------------------------------------------------------------------
Financial Services -- 0.1%
   802,999       ContiFinancial Corp., Units of Interest                     $117,238
       190       Delta Funding Residual Exchange Co., LLC                      46,930
       190       Delta Funding Residual Management, Inc.                            2
       931       Imperial Credit Industries, Inc.                                 326
-------------------------------------------------------------------------------------
                                                                              164,496
-------------------------------------------------------------------------------------
Food and Beverage -- 0.0%
     2,125       Aurora Foods Inc.                                              9,244
-------------------------------------------------------------------------------------
Hotel/Casino -- 0.0%
        29       GB Holdings, Inc.                                                 55
-------------------------------------------------------------------------------------
Telecommunications -- 0.0%
     6,323       Arch Wireless Inc.                                               209
    33,576       Celcaribe S.A. (b)                                             4,197
       168       RSL Communications, Ltd., Class A Shares                           4
                 Vast Solutions Inc.:
       300         Class B1 Shares                                                901
       300         Class B2 Shares                                                901
       300         Class B3 Shares                                                901
-------------------------------------------------------------------------------------
                                                                                7,113
-------------------------------------------------------------------------------------
Telephone -- 0.0%
    21,774       Focal Communications Corp.                                    11,323
       282       Mpower Communications Corp.                                       76
-------------------------------------------------------------------------------------
                                                                               11,399
-------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $425,892)                                           253,556
-------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.0%
Broadcasting -- 0.4%
     3,550       Granite Broadcasting Corp., 12.750% Cumulative Exchangeable   58,131
                 Paxson Communications Corp.:
        32         13.250% Cumulative Junior Exchangeable                     285,343
        13         9.750% Junior Convertible (b)                              115,508
-------------------------------------------------------------------------------------
                                                                              458,982
-------------------------------------------------------------------------------------
Cable -- 0.4%
                 CSC Holdings Inc.:
         1         11.750% Redeemable Exchangeable, Series H                      106
     4,532         11.125% Redeemable Exchangeable, Series M                  475,860
-------------------------------------------------------------------------------------
                                                                              475,966
-------------------------------------------------------------------------------------
Financial Services -- 0.4%
     5,400       California Federal Preferred Capital Corp.,
                  9.125% Noncumulative Exchangeable, Series A                 136,620


                      See Notes to Financial Statements.


      55 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                                   SECURITY                              VALUE
------------------------------------------------------------------------------------------
Financial Services -- 0.5% (continued)
     3,500       Chevy Chase Preferred Capital Corp.,
                  10.375% Noncumulative Exchangeable, Series A                 $  196,000
       190       Delta Financial Corp., 10.000% Cumulative
                  Exchangeable, Series A                                            2,470
     2,500       First Republic Preferred Capital Corp.,
                  10.500% Noncumulative Exchangeable, Series A                    234,375
-----------------------------------------------------------------------------------------
                                                                                  569,465
-----------------------------------------------------------------------------------------
Food and Beverage -- 0.1%
     1,822       AmeriKing, Inc., 13.000% Sr. Exchangeable                             18
     3,000       Doane Pet Care Enterprises, Inc., 14.250% Sr. Exchangeable        90,000
-----------------------------------------------------------------------------------------
                                                                                   90,018
-----------------------------------------------------------------------------------------
Metals/Mining -- 0.0%
     3,800       Anker Coal Group, Inc., 14.250% Convertible, Class E              19,000
     7,000       The LTV Corp., 8.250% Cumulative Convertible, Series A (b)(d)     22,750
-----------------------------------------------------------------------------------------
                                                                                   41,750
-----------------------------------------------------------------------------------------
Technology -- 0.0%
       110       InterAct Electronic Marketing Inc.,
                  14.000% Cumulative Convertible                                        1
-----------------------------------------------------------------------------------------
Telecommunications -- 0.5%
                 Dobson Communications Corp.:
       185         12.250% Sr. Exchangeable                                       151,700
     2,428         13.000% Sr. Exchangeable                                       238,558
       204       ICG Holdings, Inc., 14.250% Exchangeable                               2
         1       Broadwing Communications Services Inc.,
                  12.500% Junior Exchangeable, Series B                               703
                 Nextel Communications, Inc.:
       430         13.000% Exchangeable, Series D                                  17,738
       630         11.125% Exchangeable, Series E                                  24,097
     2,308       Rural Cellular Corp., 12.250% Exchangeable                       187,574
-----------------------------------------------------------------------------------------
                                                                                  620,372
-----------------------------------------------------------------------------------------
Telephone -- 0.2%
       236       Intermedia Communications Inc.,
                  13.500% Redeemable Exchangeable, Series B                       249,976
                 XO Communications, Inc.:
       452         14.000% Sr. Exchangeable Redeemable                              1,017
       140         13.500% Sr. Exchangeable, Series E                                 736
-----------------------------------------------------------------------------------------
                                                                                  251,729
-----------------------------------------------------------------------------------------
                 TOTAL PREFERRED STOCK
                 (Cost -- $3,235,170)                                           2,508,283
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      56 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  WARRANTS                              SECURITY                         VALUE
 -------------------------------------------------------------------------------
 WARRANTS (f) -- 0.0%
 Broadcasting -- 0.0%
        320       Paxson Communications Corp., Expire 6/30/03           $ 1,280
        100       XM Satellite Radio Holdings Inc., Expire 3/15/10           75
 ------------------------------------------------------------------------------
                                                                          1,355
 ------------------------------------------------------------------------------
 Building/Construction -- 0.0%
        210       Dayton Superior Corp., Expire 6/15/09 (b)               3,150
 ------------------------------------------------------------------------------
 Cable -- 0 .0%
        275       UIH Australia/Pacific Inc., Expire 5/15/06                 69
 ------------------------------------------------------------------------------
 Chemicals -- 0.0%
         40       Sterling Chemicals Holdings, Inc., Expire 8/15/08 (b)      13
 ------------------------------------------------------------------------------
 Consumer Products and Services -- 0.0%
        220       Jostens, Inc. Expire 5/1/10                             3,328
 ------------------------------------------------------------------------------
 Financial Services -- 0.0%
      3,257       Imperial Credit Industries, Inc., Expire 8/1/08           163
 ------------------------------------------------------------------------------
 Food and Beverage -- 0.0%
        750       TravelCenters of America, Inc., Expire 5/1/09 (b)           8
 ------------------------------------------------------------------------------
 Healthcare -- 0 .0%
        110       Mediq, Inc., Expire 6/1/09 (b)                              1
 ------------------------------------------------------------------------------
 Packaging/Containers -- 0.0%
         90       Pliant Corp., Expire 6/1/10 (b)                           191
 ------------------------------------------------------------------------------
 Technology -- 0.0%
      1,697       DIVA Systems Corp., Expire 3/1/08 (b)                      17
        110       InterAct Electronic Marketing Inc., Expire 12/15/09         1
      1,080       Rhythms NetConnections Inc., Expire 5/15/08 (b)            26
        140       Verado Holdings, Inc., Expire 4/15/08                     158
 ------------------------------------------------------------------------------
                                                                            202
 ------------------------------------------------------------------------------
 Telecommunications -- 0.0%
         90       Birch Telecom, Inc., Expire 6/15/08                         1
        510       CellNet Data Systems, Inc., Expire 10/1/07 (b)              5
        220       COLO.COM, Inc., Expire 3/15/10 (b)                          2
        200       Horizon PCS, Inc., Expire 10/1/10                      10,025
        495       ICG Communications Inc., Expire 10/15/05                    5
        110       IWO Holdings, Inc., Expire 1/15/11 (b)                  7,714
        250       KMC Telecom Holdings, Inc., Expire 4/15/08 (b)              3
        215       KNOLOGY Holdings, Inc., Expire 10/22/07 (b)                 5
        101       Leap Wireless International, Inc., Expire 4/15/10 (b)   4,053
        110       Loral Space & Communications Ltd., Expire 1/15/07           3
        125       McCaw International Ltd., Expire 4/15/07                   16
        110       Orbital Imaging Corp., Expire 3/1/05 (b)                   55


                      See Notes to Financial Statements.


      57 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

WARRANTS                                          SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.0% (continued)
       80                TeleHub Communications Corp., Expire 7/31/05                $         8
      310                UbiquiTel Inc., Expire 4/15/10 (b)                               18,639
-----------------------------------------------------------------------------------------------
                                                                                          40,534
-----------------------------------------------------------------------------------------------
Telephone -- 0.0%
       90                Bestel S.A., Expire 5/15/05                                       1,082
      190                iPCS, Inc., Expire 7/15/10 (b)                                   11,424
      170                Startec Global Communications Corp., Expire 5/15/08                   2
-----------------------------------------------------------------------------------------------
                                                                                          12,508
-----------------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $199,182)                                               61,522
-----------------------------------------------------------------------------------------------
                         TOTAL HIGH-YIELD SECTOR
                         (Cost -- $77,278,992)                                        61,238,559
-----------------------------------------------------------------------------------------------
  FACE
AMOUNT++       RATING(a)                          SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
FOREIGN BONDS (g) -- 20.1%
Argentina -- 0.9%
                         Republic of Argentina:
  372,400/USD/   CC        Debentures, 3.375% due 3/31/05 (c)                            199,467
                           Global Bonds:
  455,000/USD/   CC         11.750% due 6/15/15                                          210,437
  660,000/USD/   Caa1*      Series 2008, 7.000% due 12/19/08                             313,500
  923,000/USD/   Caa1*      Series 2018, 12.250% due 6/19/18                             396,890
  130,000/USD/   Caa1*      Series 2031, 12.000% due 6/19/31                              56,875
-----------------------------------------------------------------------------------------------
                                                                                       1,177,169
-----------------------------------------------------------------------------------------------
Australia -- 0.2%
  560,000/AUD/   AAA     Reserve Bank of Australia, Treasury Bonds,
                          5.750% due 6/15/11                                             287,781
-----------------------------------------------------------------------------------------------
Brazil -- 2.3%
                         Federal Republic of Brazil:
2,863,028/USD/   BB-       Capitalization Bonds, Series 20 year, step bond to yield
                            1.099% due 4/15/14                                         1,955,806
  205,000/USD/   BB-       Debt Conversion Bonds, 3.25% due 4/15/12 (c)                  125,009
  540,000/USD/   BB-       Global Bonds, 12.250% due 3/6/30                              406,080
  650,000/USD/   BB-       Unsubordinated Bonds, 11.000% due 8/17/40                     435,500
-----------------------------------------------------------------------------------------------
                                                                                       2,922,395
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      58 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
AMOUNT++       RATING(a)                           SECURITY                              VALUE
--------------------------------------------------------------------------------------------------
Bulgaria -- 0.8%
                         Republic of Bulgaria:
  255,000/USD/   B2*       Discount Bonds, Series A, 6.313% due 7/28/24 (c)            $  201,450
  615,000/USD/   BB-       Interest Reduction Bonds, Series A, 4.563% due 7/28/12 (c)     499,687
  425,700/USD/   BB-       Past-Due Interest Bonds, 4.563% due 7/28/11 (b)                336,763
------------------------------------------------------------------------------------------------
                                                                                        1,037,900
------------------------------------------------------------------------------------------------
Canada -- 0.8%
                         Government of Canada, Bonds:
  330,000        AAA       5.500% due 6/1/10                                              218,117
  340,000        AAA       6.000% due 6/1/11                                              232,831
  875,000        AAA       Series WL43, 5.750% due 6/1/29                                 585,411
------------------------------------------------------------------------------------------------
                                                                                        1,036,359
------------------------------------------------------------------------------------------------
Colombia -- 0.2%
  300,000/USD/   BB      Republic of Colombia, Global Bonds, 11.750% due 2/25/20          293,475
------------------------------------------------------------------------------------------------
Ecuador -- 0.1%
                         Republic of Ecuador, Euro-Dollar Bonds:
  185,000/USD/   CCC+      12.000% due 11/15/12 (b)                                       122,100
  155,000/USD/   CCC+      5.000% due 8/15/30 (b)                                          63,163
------------------------------------------------------------------------------------------------
                                                                                          185,263
------------------------------------------------------------------------------------------------
France -- 2.9%
                         French Republic:
3,545,000/EUR/   Aaa*      Bonds, 5.500% due 10/25/10                                   3,431,745
  200,000/EUR/   AAA       Debentures, 4.000% due 10/25/09                                175,402
------------------------------------------------------------------------------------------------
                                                                                        3,607,147
------------------------------------------------------------------------------------------------
Germany -- 1.1%
                         Deutsche Bundesrepublik, Bonds:
  479,750/EUR/   AAA       Series 00, 5.500% due 1/4/31                                   462,788
1,020,000/EUR/   AAA       Series 99, 4.000% due 7/4/09                                   898,498
------------------------------------------------------------------------------------------------
                                                                                        1,361,286
------------------------------------------------------------------------------------------------
Italy -- 2.4%
                         Republic of Italy:
  720,000/EUR/   AA        Global Bonds, 4.183% due 5/24/02 (c)                           648,532
                           Treasury Bonds:
1,570,000/EUR/   NA         3.250% due 2/1/04                                           1,411,833
  335,000/USD/   Aa3*       4.750% due 3/15/06                                            312,476
  710,000/EUR/   Aa3*       5.250% due 8/1/11                                             666,099
------------------------------------------------------------------------------------------------
                                                                                        3,038,940
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

      59 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
AMOUNT++       RATING(a)                          SECURITY                             VALUE
------------------------------------------------------------------------------------------------
Mexico -- 2.2%
                         United Mexican States:
                           Global Bonds:
  360,000/USD/   Baa3*      11.375% due 9/15/16                                      $  435,600
  365,000/USD/   Baa3*      Series XW, 10.375% due 2/17/09                              416,282
                           Government Bonds:
  425,000/USD/   Baa3*      9.875% due 2/1/10                                           471,750
  590,000/USD/   Baa3*      8.300% due 8/15/31                                          562,565
  880,000/USD/   Baa3*     Secured Notes, Series B, 6.250% due 12/31/19                 841,500
-----------------------------------------------------------------------------------------------
                                                                                      2,727,697
-----------------------------------------------------------------------------------------------
New Zealand -- 0.3%
  760,000/NZD/   AAA     Government of New Zealand, Bonds, Series 709,
                          7.000% due 7/15/09                                            331,622
-----------------------------------------------------------------------------------------------
Peru -- 0.2%
  445,000/USD/   BB-     Republic of Peru, Government Bonds,
                          Collateralized Bonds, Series 20 year,
                          4.000% due 3/7/17 (c)                                         292,309
-----------------------------------------------------------------------------------------------
Philippines -- 0.5%
                         Republic of the Philippines:
  230,000/USD/   BB+       Global Bonds, 9.875% due 1/15/19                             188,600
  455,000/USD/   BB+       Global Notes, 10.625% due 3/16/25                            387,034
-----------------------------------------------------------------------------------------------
                                                                                        575,634
-----------------------------------------------------------------------------------------------
Russia -- 2.3%
                         Russian Federation:
                           Euro-Dollar Bonds:
1,215,000/USD/   B          8.250% due 3/31/10 (b)                                      961,733
  505,000/USD/   B          12.750% due 6/24/28 (b)                                     509,899
2,862,500/USD/   B          5.000% due 3/31/30 (b)                                    1,377,006
-----------------------------------------------------------------------------------------------
                                                                                      2,848,638
-----------------------------------------------------------------------------------------------
Turkey -- 0.1%
  150,000/USD/   B1*     Republic of Turkey, Global Bonds, 11.750% due 6/15/10          138,000
-----------------------------------------------------------------------------------------------
United Kingdom -- 2.3%
                         European Loan Conduit, Collateralized Mortgage Obligations,
                          Series 7A:
  200,000        BBB        Class D, 6.680% due 7/30/06 (b)                             287,950
  100,000        BB         Class E, 8.430% due 7/30/06 (b)                             136,704
  200,000        A       Residential Mortgage Securities Trust, Collateralized
                          Mortgage Obligations, Series 8, Class M,
                          6.038% due 5/12/38 (b)                                        289,404
                         United Kingdom Gilt Bonds:
  310,000        AAA       10.000% due 9/8/03                                           497,075

                      See Notes to Financial Statements.

      60 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
 AMOUNT++       RATING(a)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------------
United Kingdom -- 2.3% (continued)
   620,000         AAA      8.500% due 12/7/05                                          $  1,035,467
   445,000         AAA      Series 85, 9.750% due 8/27/02                                    674,017
----------------------------------------------------------------------------------------------------
                                                                                           2,920,617
----------------------------------------------------------------------------------------------------
Venezuela -- 0.5%
                          Republic of Venezuela:
   464,280/USD/    B        Debt Conversion Bonds, Series DL,
                             4.750% due 12/18/07 (c)                                         367,362
   340,000/USD/    B        Global Bonds, 9.250% due 9/15/27                                 227,290
----------------------------------------------------------------------------------------------------
                                                                                             594,652
----------------------------------------------------------------------------------------------------
                          TOTAL FOREIGN BONDS (Cost -- $25,760,520)                       25,376,884
----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $138,801,384)                   124,374,946
----------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
$2,085,000                Deutsche Bank Securities Corp. & Co., 2.620% due 11/1/01;
                           Proceeds at maturity -- $2,085,152; (Fully collateralized by
                           Federal Home Loan Mortgage Association Bank Notes, due
                           5/31/02; Market value -- $2,126,700) (Cost -- $2,085,000)       2,085,000
----------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $140,886,384**)                                      $126,459,946
----------------------------------------------------------------------------------------------------

+ Face amount denominated in U.S. dollars unless otherwise indicated.
++ Represents local currency unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. and by a double dagger (++) which are rated by Fitch IBCA, Duff & Phelps.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Variable rate security.
(d) Security is in default.
(e) Security issued with attached warrants.
(f) Non-income producing security.
(g) Security has been segregated by the custodian for open futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  AUD -- Australian Dollar.
  CAD -- Canadian Dollar.
  EUR -- Euro.
  GBP -- British Pound.
  NZD -- New Zealand Dollar.
  USD -- United States Dollar.

  See pages 62 and 63 for definitions of ratings.

                      See Notes to Financial Statements.

      61 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,  --Bonds rated "BB", "B", "CCC", "CC", and "C" are regarded, on balance, as pre-
CCC, CC   dominantly speculative with respect to capacity to pay interest and repay principal in
and C     accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       --Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest pay-
      ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   --Bonds rated "A" possess many favorable investment attributes and are to be consid-
      ered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out-
      standing investment characteristics and in fact have speculative characteristics as well.
Ba  --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   --Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     62    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Caa      --Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca and C --Bonds rated "Ca" and "C" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA --Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB --Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate.
      Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB  --Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR  --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.


     63    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                          October 31, 2001


                                                                                     Putnam
                                                                     Smith Barney  Diversified
                                                                     High Income     Income
                                                                      Portfolio     Portfolio
-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $168,604,371
   and $138,801,384, respectively)                                   $152,289,938  $124,374,946
  Repurchase agreement, at value (Cost -- $21,410,000
   and $2,085,000, respectively)                                       21,410,000     2,085,000
  Foreign currency, at value (Cost -- $329,595 and $643,236,
   respectively)                                                          326,115       415,625
  Cash                                                                        473        15,025
  Interest receivable                                                   4,333,584     2,651,130
  Receivable for securities sold                                        1,032,966     1,230,944
  Receivable for Fund shares sold                                         171,519            --
  Receivable for open foreign currency exchange contracts (Note 5)         59,680        96,413
  Receivable from broker -- variation margin                                   --        25,261
  Receivable for open interest rate swap contracts (Note 8)                    --       137,020
  Other assets                                                              3,409            --
-----------------------------------------------------------------------------------------------
  Total Assets                                                        179,627,684   131,031,364
-----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                      3,008,658     2,022,962
  Payable for open forward foreign currency contracts (Note 5)            272,033       210,251
  Management fees payable                                                 249,924        84,816
  Payable for Fund shares purchased                                           600       321,019
  Accrued expenses                                                         69,929        90,437
-----------------------------------------------------------------------------------------------
  Total Liabilities                                                     3,601,144     2,729,485
-----------------------------------------------------------------------------------------------
Total Net Assets                                                     $176,026,540  $128,301,879
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $        212  $        129
  Capital paid in excess of par value                                 247,978,691   150,022,460
  Undistributed net investment income                                  21,222,567    11,138,528
  Accumulated net realized loss from security transactions,
   foreign currencies, options, futures contracts and swaps           (76,645,033)  (18,369,860)
  Net unrealized depreciation of investments and foreign currencies   (16,529,897)  (14,489,378)
-----------------------------------------------------------------------------------------------
Total Net Assets                                                     $176,026,540  $128,301,879
-----------------------------------------------------------------------------------------------
Shares Outstanding                                                     21,157,345    12,911,502
-----------------------------------------------------------------------------------------------
Net Asset Value                                                             $8.32         $9.94
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      64 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Operations                   For the Year Ended October 31, 2001


                                                                     Putnam
                                                     Smith Barney  Diversified
                                                     High Income     Income
                                                      Portfolio     Portfolio
 -------------------------------------------------------------------------------
 INVESTMENT INCOME:
  Interest                                           $ 22,816,338  $12,858,027
  Dividends                                               228,497      348,280
 ----------------------------------------------------------------------------
  Total Investment Income                              23,044,835   13,206,307
 ----------------------------------------------------------------------------
 EXPENSES:
  Management fees (Note 2)                              1,134,165    1,018,541
  Shareholder communications                               46,108       31,907
  Pricing service fees                                     24,923       58,469
  Audit and legal                                          22,713       23,604
  Custody                                                  21,933       61,056
  Shareholder and system servicing fees                    15,494       15,897
  Directors' fees                                           6,724        5,171
  Other                                                     3,671        3,226
 ----------------------------------------------------------------------------
  Total Expenses                                        1,275,731    1,217,871
 ----------------------------------------------------------------------------
 Net Investment Income                                 21,769,104   11,988,436
 ----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 ONINVESTMENTS, OPTIONS, FOREIGN
 CURRENCIES,FUTURES CONTRACTS AND SWAPS
 (NOTES 3, 4, 5, 7 AND 8):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
     securities)                                      (42,830,279)  (8,650,520)
    Options purchased                                          --      335,591
    Options written                                            --        3,251
    Foreign currency transactions                         128,776     (841,301)
    Futures contracts                                          --      214,915
    Swap contracts                                             --       65,164
 ----------------------------------------------------------------------------
  Net Realized Loss                                   (42,701,503)  (8,872,900)
 ----------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
    (Depreciation) From:
    Security transactions                               5,816,843    2,694,282
    Foreign currency transactions                        (827,693)     346,999
 ----------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation               4,989,150    3,041,281
 ----------------------------------------------------------------------------
 Net Loss on Investments, Options, Foreign
  Currencies, Futures Contracts and Swaps             (37,712,353)  (5,831,619)
 ----------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations   $(15,943,249) $ 6,156,817
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      65 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets



                                                For the Years Ended October 31,

Smith Barney High Income Portfolio                                    2001          2000
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 21,769,104  $ 21,111,199
  Net realized loss                                                (42,701,503)  (17,826,066)
  (Increase) decrease in net unrealized depreciation                 4,989,150   (10,281,854)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                           (15,943,249)   (6,996,721)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (22,359,669)  (18,161,848)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (22,359,669)  (18,161,848)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                  34,525,652    26,784,116
  Net asset value of shares issued for reinvestment of dividends    22,359,669    18,161,848
  Cost of shares reacquired                                        (33,223,158)  (28,124,491)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               23,662,163    16,821,473
--------------------------------------------------------------------------------------------
Decrease in Net Assets                                             (14,640,755)   (8,337,096)
NET ASSETS:
  Beginning of year                                                190,667,295   199,004,391
--------------------------------------------------------------------------------------------
  End of year*                                                    $176,026,540  $190,667,295
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $21,222,567   $21,600,913
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      66 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                                For the Years Ended October 31,

Putnam Diversified Income Portfolio                                   2001          2000
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 11,988,436  $ 13,144,800
  Net realized loss                                                 (8,872,900)   (5,445,160)
  (Increase) decrease in net unrealized depreciation                 3,041,281    (6,984,701)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             6,156,817       714,939
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (10,470,691)  (12,792,088)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (10,470,691)  (12,792,088)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                   8,030,602     7,254,286
  Net asset value of shares issued for reinvestment of dividends    10,470,691    12,792,088
  Cost of shares reacquired                                        (26,729,957)  (23,231,489)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions               (8,228,664)   (3,185,115)
----------------------------------------------------------------------------------------------
Decrease in Net Assets                                             (12,542,538)  (15,262,264)

NET ASSETS:
  Beginning of year                                                140,844,417   156,106,681
----------------------------------------------------------------------------------------------
  End of year*                                                    $128,301,879  $140,844,417
----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $11,138,528   $10,860,854
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      67 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen Enterprise, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, formerly known as Smith Barney International Equity, Travelers Managed Income, Salomon Brothers Global High Yield, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core, formerly known as Smith Barney Mid Cap, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios


     68    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders
are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

In addition, the Portfolios may enter into futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading.


     69    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays SBFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment
Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, each Portfolio paid transfer agent fees of $5,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the year ended October 31, 2001, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.



     70    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                           SBHI         PDIP
---------------------------------------------------------------------------------
Purchases                                              $149,040,755 $194,016,875
---------------------------------------------------------------------------------
Sales                                                   131,800,841  195,568,729
---------------------------------------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                        SBHI          PDIP
--------------------------------------------------------------------------------
Gross unrealized appreciation                       $  5,478,947  $  5,154,025
Gross unrealized depreciation                        (21,793,380)  (19,580,463)
--------------------------------------------------------------------------------
Net unrealized depreciation                         $(16,314,433) $(14,426,438)
--------------------------------------------------------------------------------

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2001, PDIP held purchased call options with a total cost of $3,562.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to


     71    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders
such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

For PDIP, the risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if he market price of the underlying security declines.

The following written call option transactions occurred during the year ended October 31, 2001:

                                                        Number of
                                                        Contracts Premiums
     ----------------------------------------------------------------------
     Options written, outstanding at October 31, 2000       --         --
     Options written                                       560    $ 9,152
     Options cancelled in closing purchase transactions   (560)    (9,152)
     ---------------------------------------------------------------------
     Options written, outstanding at October 31, 2001       --         --
     ---------------------------------------------------------------------

5. Foreign Currency Exchange Contracts

At October 31, 2001, the Portfolios had open foreign currency exchange contracts as described below. The Portfolios record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the open contracts is reflected in the accompanying financial statements as follows:

Smith Barney High Income Portfolio

                            Local      Market   Settlement Unrealized
          Foreign Currency Currency    Value       Date    Gain (Loss)
          -------------------------------------------------------------
          To Sell:
          British Pound    1,227,836 $1,779,055  12/19/01   $ (74,327)
          Canadian Dollar  1,459,688    919,482   12/5/01      35,342
          Euro               225,000    202,054  12/12/01     (10,883)
          Euro                52,013     46,708  12/12/01      (2,841)
          Euro             3,476,241  3,121,728  12/12/01    (132,161)
          ------------------------------------------------------------
                                                             (184,870)
          ------------------------------------------------------------


     72    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                    Local     Market   Settlement Unrealized
  Foreign Currency                 Currency   Value       Date    Gain (Loss)
  ----------------------------------------------------------------------------
  To Buy:
  British Pound                     60,203  $   87,230  12/19/01   $    (148)
  British Pound                    178,738     258,979  12/19/01      (2,353)
  Canadian Dollar                  527,188     332,084   12/5/01     (14,226)
  Canadian Dollar                  932,500     587,398   12/5/01     (25,162)
  Euro                             136,125     122,243  12/12/01       6,455
  Euro                             175,000     157,153  12/12/01       4,833
  Euro                              49,875      44,789  12/12/01       1,360
  Euro                             131,250     117,865  12/12/01       3,047
  Euro                             471,000     422,967  12/12/01      (4,466)
  Euro                              73,625      66,117  12/12/01        (735)
  Euro                             175,625     157,714  12/12/01       4,232
  Euro                             364,000     326,879  12/12/01       4,411
  Euro                              42,150      37,851  12/12/01        (936)
  Euro                             227,500     204,299  12/12/01      (3,795)
  ---------------------------------------------------------------------------
                                                                     (27,483)
  ---------------------------------------------------------------------------
  Total Unrealized Loss on Forward
   Foreign Currency Contracts                                      $(212,353)
  ---------------------------------------------------------------------------

Putnam Diversified Income Portfolio

                            Local       Market   Settlement Unrealized
        Foreign Currency   Currency     Value       Date    Gain (Loss)
        ----------------------------------------------------------------
        To Buy:
        Australian Dollar     275,927 $  138,841  12/19/01   $ (4,641)
        Australian Dollar     640,000    322,036  12/19/01      2,023
        Australian Dollar     156,000     78,496  12/19/01       (292)
        Australian Dollar     640,000    322,036  12/19/01     (1,292)
        Australian Dollar     156,000     78,496  12/19/01        668
        Australian Dollar     156,000     78,496  12/19/01       (511)
        Australian Dollar     156,000     78,496  12/19/01        395
        British Pound         377,500    547,572  12/19/01     (9,694)
        British Pound         377,500    547,572  12/19/01     (6,895)
        British Pound         979,770  1,421,177  12/19/01      3,939
        British Pound         293,500    425,728  12/19/01      1,180
        Canadian Dollar       370,000    233,073  12/19/01     (3,092)
        Danish Krone        1,209,653    145,971  12/19/01      1,824
        Euro                  749,934    675,464   11/5/01        134
        Euro                2,473,900  2,224,056  12/19/01    (51,932)
        Euro                   65,900     59,245  12/19/01     (1,089)
        Euro                  275,000    247,227  12/19/01     (5,333)
        Euro                  275,000    247,227  12/19/01     (4,673)
        Euro                   86,000     77,315  12/19/01        (15)
        Euro                   86,000     77,315  12/19/01       (167)
        Euro                   86,000     77,315  12/19/01       (657)
        Euro                   43,000     38,657  12/19/01       (223)



     73    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                             Local       Market   Settlement Unrealized
        Foreign Currency    Currency     Value       Date    Gain (Loss)
        -----------------------------------------------------------------
        Euro                    86,000 $   77,315  12/19/01   $    (267)
        Euro                    86,000     77,315  12/19/01          74
        Euro                   530,200    476,654  12/19/01       5,837
        Euro                   172,000    154,629  12/19/01        (552)
        Euro                   973,400    875,095  12/19/01      (4,080)
        Japanese Yen       385,415,410  3,158,497  12/19/01     (61,348)
        Japanese Yen         9,474,000     77,640  12/19/01      (1,260)
        Japanese Yen         9,474,000     77,640  12/19/01      (1,087)
        Japanese Yen        14,174,000    116,157  12/19/01        (301)
        Swedish Krona        9,164,200    859,814  12/19/01       1,397
        Swedish Krona        4,265,400    400,193  12/19/01      (1,623)
        Swedish Krona        5,764,200    540,815  12/19/01      (4,738)
        Swiss Franc            120,000     73,504  12/19/01       2,770
        ----------------------------------------------------------------
                                                               (145,521)
        ----------------------------------------------------------------
        To Sell:
        Australian Dollar      579,100    291,392  12/19/01       1,632
        British Pound          293,500    425,728  12/19/01      (2,031)
        British Pound        1,357,270  1,968,748  12/19/01      (9,393)
        British Pound          979,770  1,421,177  12/19/01      (3,939)
        British Pound          293,500    425,728  12/19/01      (1,180)
        Canadian Dollar      1,037,100    653,298  12/19/01      19,358
        Canadian Dollar        124,000     78,111  12/19/01       1,150
        Canadian Dollar        124,000     78,111  12/19/01       1,220
        Canadian Dollar        124,000     78,111  12/19/01         900
        Canadian Dollar        125,000     78,741  12/19/01         750
        Euro                   973,374    876,716   11/2/01       3,993
        Euro                 6,381,970  5,737,444  12/19/01     (24,496)
        Euro                   250,000    224,752  12/19/01      (2,170)
        Euro                   991,600    891,457  12/19/01      15,163
        Euro                   210,000    188,792  12/19/01       3,492
        Euro                   255,600    229,787  12/19/01       2,554
        Euro                    86,000     77,315  12/19/01        (801)
        Euro                    86,000     77,315  12/19/01        (140)
        Euro                    86,000     77,315  12/19/01         125
        Euro                   749,900    674,166  12/19/01          (6)
        Japanese Yen        29,330,000    240,361  12/19/01       3,920
        Japanese Yen        38,407,000    314,747  12/19/01       7,176
        Japanese Yen         9,474,000     77,640  12/19/01         983
        Japanese Yen         9,474,000     77,640  12/19/01         963
        Japanese Yen         9,474,000     77,640  12/19/01        (248)
        Japanese Yen         9,474,000     77,640  12/19/01         465
        New Zealand Dollar     739,300    304,093  12/19/01      12,328
        Swedish Krona       17,685,200  1,659,280  12/19/01         (85)
        ----------------------------------------------------------------
                                                                 31,683
        ----------------------------------------------------------------
        Total Unrealized Loss on Forward
         Foreign Currency Contracts                           $(113,838)
        ----------------------------------------------------------------


     74    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the PDIP had the following open futures contracts:

                                # of                 Basis      Market   Unrealized
                              Contracts Expiration   Value      Value    Gain (Loss)
-------------------------------------------------------------------------------------
Contracts to Sell:
  90-Day Euro Dollar              3        3/02    $  734,087 $  734,138  $    (51)
  U.S. 10 Year Treasury Note     18       12/01     1,934,265  2,007,281   (73,016)
-----------------------------------------------------------------------------------
                                                                           (73,067)
-----------------------------------------------------------------------------------
Contracts to Buy:
  90-Day Euro Dollar              3        6/02       732,500    732,525        25
  5-Year Euro BOBL               39       12/01     3,765,780  3,855,564    89,784
  10-Year Euro-Bund              13       12/01     1,268,155  1,311,416    43,261
  10-Year Japanese
   Government Bond               17       12/01     1,943,872  1,954,365    10,493
   U.S. Treasury Long Bond       18       12/01     1,895,014  1,987,875    92,861
-----------------------------------------------------------------------------------
                                                                           236,424
-----------------------------------------------------------------------------------
Net Unrealized Gain                                                       $163,357
-----------------------------------------------------------------------------------



     75    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

8. Interest Rate Swaps

PDIP has entered into an interest rate swap agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. PDIP will record the difference between a predetermined fixed interest rate and the closing value of the Three-Month LIBOR floating rate. These differences are netted out as a cash settlement on the expiration date, with the portfolio receiving or paying, as the case may be, only the net amount of the two differences. PDIP is exposed to credit risk in the event of nonperformance by the swap counterparty.

As of October 31, 2001, PDIP entered into the following interest rate swap agreement:

    Swap Counterparty:            Merrill Lynch, Pierce Fenner & Smith Inc.
    Effective Date:               10/31/00
    Notional Amount:              $1,300,000
    Payments Made by PDIP:        Floating Rate (Three-Month LIBOR)
    Payments Received by PDIP:    Fixed Rate, 6.74%
    Termination Date:             10/31/05
    Unrealized Appreciation as of
      10/31/01                    $137,020

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2001, the Portfolios did not have any securities on loan.



     76    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

10.Securities Traded on a When-Issued or To-Be-Announced Basis

PDIP may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At October 31, 2001, the Portfolios did not hold any TBA securities.

11.Capital Loss Carryforwards

At October 31, 2001, the Smith Barney High Income Portfolio and the Putnam Diversified Income Portfolio had, for Federal income tax purposes, approximately $76,586,000 and $17,898,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. Expirations occur on October 31 of the years below:

                      2006       2007        2008        2009
              ----------------------------------------------------
              SBHI $3,001,000 $12,317,000 $18,328,000 $42,940,000
              ----------------------------------------------------
              PDIP  2,321,000   5,086,000   3,077,000   7,641,000
              ----------------------------------------------------


     77    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

12.Capital Shares

At October 31, 2001, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                            Year Ended       Year Ended
                                         October 31, 2001 October 31, 2000
     ----------------------------------------------------------------------
     Smith Barney High Income Portfolio
     Shares sold                             3,485,426        2,326,420
     Shares issued on reinvestment           2,581,948        1,667,755
     Shares reacquired                      (3,431,915)      (2,444,991)
     ---------------------------------------------------------------------
     Net Increase                            2,635,459        1,549,184
     ---------------------------------------------------------------------
     Putnam Diversified Income Portfolio
     Shares sold                               765,192          647,934
     Shares issued on reinvestment           1,065,177        1,209,082
     Shares reacquired                      (2,577,989)      (2,092,927)
     ---------------------------------------------------------------------
     Net Decrease                             (747,620)        (235,911)
     ---------------------------------------------------------------------


     78    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney High Income Portfolio          2001     2000     1999   1998/(1)/  1997
---------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                        $10.29   $11.72   $11.97   $13.25   $12.09
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      1.02     1.20     0.92     1.21     0.88
  Net realized and unrealized gain (loss)   (1.80)   (1.56)   (0.28)   (1.58)    1.00
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.78)   (0.36)    0.64    (0.37)    1.88
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (1.19)   (1.07)   (0.89)   (0.74)   (0.66)
  Net realized gains                           --       --       --    (0.17)   (0.06)
-------------------------------------------------------------------------------------
Total Distributions                         (1.19)   (1.07)   (0.89)   (0.91)   (0.72)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 8.32   $10.29   $11.72   $11.97   $13.25
-------------------------------------------------------------------------------------
Total Return                                (8.08)%  (3.54)%   5.28%   (3.38)%  16.24%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $176     $191     $199     $160     $124
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.67%    0.66%    0.66%    0.67%    0.70%
  Net investment income                     11.52    10.46     9.44     9.12     9.36
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                        77%      70%      73%      82%      89%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


     79    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Putnam Diversified Income Portfolio         2001    2000    1999    1998     1997
------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                        $10.31  $11.24  $11.70  $12.31   $11.99
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.93    0.93    0.91    0.57     0.67
  Net realized and unrealized gain (loss)   (0.47)  (0.88)  (0.70)  (0.62)    0.30
------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.46    0.05    0.21   (0.05)    0.97
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.83)  (0.98)  (0.67)  (0.42)   (0.56)
  Net realized gains                           --      --      --   (0.14)   (0.09)
------------------------------------------------------------------------------------
Total Distributions                         (0.83)  (0.98)  (0.67)  (0.56)   (0.65)
------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 9.94  $10.31  $11.24  $11.70   $12.31
------------------------------------------------------------------------------------
Total Return                                 4.60%   0.21%   1.80%  (0.65)%   8.44%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $128    $141    $156    $157     $122
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.90%   0.87%   0.83%   0.87%    0.88%
  Net investment income                      8.83    7.78    7.85    7.48     6.99
------------------------------------------------------------------------------------
Portfolio Turnover Rate                       150%    105%    118%    191%     253%
------------------------------------------------------------------------------------


     80    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Independent Auditors' Report

The Shareholders and Board of Directors of Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP
New York, New York
December 12, 2001


     81    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Tax Information (unaudited)


For Federal tax purposes the Portfolios hereby designate for the fiscal year ended October 31, 2001:

 . A corporate dividends received deduction of:

SBHI 0.48%
PDIP 4.19%

A total of 9.05% of the ordinary dividends paid by PDIP from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


     82    Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



           DIRECTORS             INVESTMENT MANAGERS
           Victor K. Atkins      Smith Barney Fund Management LLC
           A.E. Cohen            Travelers Investment Adviser, Inc.
           Robert A. Frankel
           Michael Gellert       CUSTODIAN
           Rainer Greeven        PFPC Trust Company
           Susan M. Heilbron
           Heath B. McLendon,    ANNUITY ADMINISTRATION
            Chairman             Travelers Annuity Investor Services
                                 5 State House Square
           OFFICERS              1 Tower Square
           Heath B. McLendon     Hartford, Connecticut 06183
           President and Chief
           Executive Officer

           Lewis E. Daidone
           Senior Vice President
           and Treasurer

           John C. Bianchi
           Vice President

           Paul A. Brook
           Controller

           Christina T. Sydor
           Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004



         SalomonSmithBarney
---------------------------
A member of citigroup[GRAPHIC]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0254 12/01

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                                  AIM CAPITAL
                            APPRECIATION PORTFOLIO

                              SMITH BARNEY LARGE
                             CAPITALIZATION GROWTH
                                   PORTFOLIO
              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2001



                           Smith Barney Mutual Funds
                  Your Serious Money, Professionally Managed.

         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
We present the annual report for the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") for the year ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow./1/ We hope you find this report to be useful and informative.

AIM Capital Appreciation Portfolio
Performance Update
For the year ended October 31, 2001, the AIM Capital Appreciation Portfolio ("Portfolio") returned negative 43.36%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ and the Lipper Midcap Fund Index/3/ returned negative 24.89% and negative 35.09%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy

The Portfolio seeks to provide growth of capital by investing principally in common stocks. These stock selections are companies that the manager believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth. As a result of this policy, the market prices of many of the securities purchased and held by the Portfolio may fluctuate more widely than other equity securities.
--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The S&P 500 is a market-capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 3The Lipper Midcap Index is a broad-based index of midcap stocks. Please note that an investor cannot invest directly in an index.


       1 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Market and Portfolio Review
During the period, the already extremely difficult market for growth stocks/4/ was exacerbated by the terrorist attacks of September 11th, compounding an already difficult situation for the stock market and the U.S. economy. Even before the attacks, major market indexes had been in decline for more than a year. We feel that concerns over deteriorating corporate earnings, the slowing economy and rising unemployment were contributing to the drop in the major stock market indexes.

Following the events of September 11th, the U.S. stock market remained closed for nearly a week -- the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow Jones Industrial Average ("DJIA")/5/ experienced its worst week in more than 60 years, losing 14% of its value in just four days. Markets recouped some of their losses in October, however, as the U.S. Federal Reserve Board ("Fed") approved its ninth interest rate cut of 2001, reducing the key federal funds rate ("fed funds rate")/6/ to 2.5% -- its lowest level since 1962. Additionally, the U.S. and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism, particularly in its biological form, remained very real, causing markets to remain volatile as the Portfolio's fiscal year drew to a close.

For most of the period, value stocks/7 /outperformed growth stocks as investors sought attractively priced issues. Still, value stocks sustained some losses. The Lipper Multi-Cap Value Fund Index/8/ returned negative 6.34% during the period.

Buoyed by Fed interest rate cuts, which had the potential to boost corporate profitability, most growth stocks rallied in April 2001 and again in October 2001. The Portfolio's fiscal year, however, was the worst for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Small-cap value stocks were the market leaders during the period, and were one of the few equity classes to record positive returns.


--------
4Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
5The DJIA is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.
6The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
7Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
8The unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-cap value mutual funds, tracked by Lipper Inc., an independent mutual fund performance monitor. Please note that an investor cannot invest directly in an index.


       2 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

While maintaining our investment strategy, which focuses on corporate earnings, we diversified the Portfolio over several sectors. Considering the difficult market environment, we felt this was a more appropriate strategy than concentrating our stock selections in one particular sector. At the close of the period, the Portfolio had significant holdings in the consumer discretionary, financial, healthcare and information technology sectors. We also looked for stocks that were attractively priced relative to the rest of the market.

At the close of the period, the Portfolio's top holdings included Microsoft Corp., the world's leading software company; and Fiserv Inc., which provides data processing and business support services for more than 10,000 financial companies. Other holdings included American International Group (AIG), one of the world's largest insurance companies; Goldman Sachs Group, Inc., a major investment-banking firm with more than 40 offices worldwide; Pfizer Inc., one of the world's leading drug companies; and Lowe's Companies, the nation's second leading home improvement chain.

Market and Portfolio Outlook
At the time of this report, the situation appears to be uncertain for the equity markets and the economy. Gross Domestic Product ("GDP")/9/ in the U.S. has contracted at a 0.4% annual rate in the third quarter of 2001, however, that is less than analysts had predicted. Unemployment increased from 4.9% in September to 5.4% in October 2001, as companies cut more than 400,000 jobs in October -- the most in 21 years. Concerns about the economy and the continued threat of terrorism seem to be eroding consumer confidence.

Still, there are positive signs for the future. Congress and the White House are working on an economic stimulus package, and the Fed is maintaining a bias toward lower interest rates. Steps have been taken to combat terrorism at home and abroad with the military counterstrike in Afghanistan, stricter airport security and other measures. Inflation remains low and oil prices are dropping, reducing fuel costs for corporations and consumers.

--------
9GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


       3 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Smith Barney Large Capitalization Growth Portfolio
Performance Update
For the year ended October 31, 2001, the Smith Barney Large Capitalization Growth Portfolio ("Portfolio") returned negative 26.06%. In comparison, the S&P 500 returned negative 24.89% for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks long-term growth of capital by normally investing 65% of its assets in the stocks of companies with market capitalizations of $5 billion or more. It has always been our overriding belief that stock selection is more important than trying to forecast the direction of interest rates or the level of GDP growth.

In pursuit of this objective, we seek to identify a core group of large-capitalization growth stocks that share a number of characteristics, including: strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and high returns on equity); an ability to deliver world-class products or services to the global marketplace; dominance within growth industries for which there are high barriers to entry; and strong managements. In our view, strong management is just as important as a company's financial condition or the quality of its products or services. We believe that companies like these can deliver the earnings growth and strong cash flows that, over time, will be reflected in their stock prices. The Portfolio's turnover,/10/ therefore, remains purposefully low, as we allow our successful holdings time to grow.

Market and Portfolio Review
In the wake of the tragic events of September 11th, it may be helpful to look back at the fundamentals that were in place prior to that day in order to see how the events have shaped recent market action. Our overriding macro view of the equity markets begins with recognizing that the U.S. stock market had entered a bear phase in early 2000./11/ The stock market mania that had built in the late 1990's began to break in March 2000. By March and April of 2001, the bursting of the stock-price bubble had culminated in an enormous sell-off. At that time, we realized that, if history was any guide, we could expect to see a sharp rally followed by a subsequent retest of the March and April 2001 price lows.


--------
10 Turnover is a measure of the Portfolio's trading activity during its previous fiscal year expressed as a percentage of its average total assets. There is no assurance that the Portfolio will maintain its current level of turnover.
11 Bear markets are typically defined as having declined 15% or more.


       4 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

We believe it is important to remember that by the time the events of September 11th occurred, the equity markets had been in bear territory for a significant period of time. Indeed, the market sell-off after September 11, 2001 may mark the end of that bear phase, as we saw an emotional washout that took stocks to excessive lows.

During the period, the Portfolio's performance was impacted by the ongoing bear market in the technology sector. Fortunately, our diversification in other key areas of growth such as the pharmaceuticals and financial services sectors provided some offset. Pfizer Inc., Berkshire Hathaway Inc., Wm. Wrigley Jr. Co. and Microsoft Corp. cut across all sectors and were the Portfolio's standout performers during the period.

We were disappointed with the Portfolio's investments in technology. The Portfolio's performance was negatively impacted by investments in the semiconductor sector, which we began to favor in anticipation of an early recovery. We continued to add to the sector, specifically Intel Corp., Texas Instruments Inc. and Xilinx Inc. We also eliminated the Portfolio's holdings in Fannie Mae and bought VERITAS Software Corp. during the period.

Market and Portfolio Outlook
It is important to note that, even with today's economic and political uncertainty, a number of positive fundamental factors have fallen into place. Among them are:
   . Lower interest rates
   . Lower taxes
   . Lower energy prices
   . Record mortgage refinancings
   . Lower oil prices

Our outlook is therefore positive for the coming year. We believe the bear market in stocks ended in late September and, while we do not expect to see the outsized returns of the late 1990s, we do believe that equities are poised to outperform other asset classes in 2002. While no assurances can be made, we believe this will be best accomplished through the dominant franchise companies that comprise the Portfolio's holdings.


       5 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

November 7, 2001

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 11 through 16 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of October 31, 2001 and is subject to change.



       6 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                      AIM Capital Appreciation Portfolio


 Historical Performance


                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain   Total
Year Ended            of Year  of Year Dividends Distributions Returns+
-------------------------------------------------------------------------
10/31/01              $21.73   $ 9.11    $0.00       $3.88      (43.36)%
-------------------------------------------------------------------------
10/31/00               16.30    21.73     0.00        0.53       36.53
-------------------------------------------------------------------------
10/31/99               12.31    16.30     0.00        0.00       32.41
-------------------------------------------------------------------------
10/31/98               12.68    12.31     0.02        0.00       (2.79)
-------------------------------------------------------------------------
10/31/97               10.76    12.68     0.01        0.00       17.96
-------------------------------------------------------------------------
10/31/96               10.00    10.76     0.01        0.00        7.71
-------------------------------------------------------------------------
10/10/95* - 10/31/95   10.00    10.00     0.00        0.00        0.00++
-------------------------------------------------------------------------
Total                                    $0.04       $4.41
-------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                             (43.36)%
-------------------------------------------------------------------------
Five Years Ended 10/31/01                                         3.26
-------------------------------------------------------------------------
10/10/95* through 10/31/01                                        3.95
-------------------------------------------------------------------------

 Cumulative Total Return+

10/10/95* through 10/31/01                                        26.46%
-------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


       7 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)



                    Growth of $10,000 Invested in Shares of
                  the AIM Capital Appreciation Portfolio vs.
                           Lipper Midcap Fund Index+

--------------------------------------------------------

                         October 1995 -- October 2001

                                     [CHART]
           AIM Capital Apprecation    Lipper Midcap INDEX
10/10/95          10,000                   10,000
10/95              9,990                   10,190
10/96             10,771                   11,962
10/97             12,706                   14,450
10/98             12,351                   14,029
10/99             16,355                   18,224
10/00             22,330                   24,585
10/31/01          12,646                   15,961

+Hypothetical illustration of $10,000 invested in shares of the AIM Capital
 Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2001. The Lipper Midcap Fund Index ("Index") is an index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


       8 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

              Smith Barney Large Capitalization Growth Portfolio

 Historical Performance


                    Net Asset Value
                   -----------------
                   Beginning   End    Income   Capital Gain    Return    Total
Year Ended          of Year  of Year Dividends Distributions of Capital Returns+
-----------------------------------------------------------------------------------
10/31/01            $16.04   $11.86    $0.00       $0.00       $0.00     (26.06)%
-----------------------------------------------------------------------------------
10/31/00             14.53    16.04     0.01        0.02        0.02      10.77
-----------------------------------------------------------------------------------
10/31/99              9.90    14.53     0.01        0.00        0.00      46.88
-----------------------------------------------------------------------------------
5/1/98* - 10/31/98   10.00     9.90     0.00        0.00        0.00      (1.00)++
-----------------------------------------------------------------------------------
Total                                  $0.02       $0.02       $0.02
-----------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                       (26.06)%
-----------------------------------------------------------------------------------
5/1/98* through 10/31/01                                                    5.12
-----------------------------------------------------------------------------------

 Cumulative Total Return+

5/1/98* through 10/31/01                                                    19.09%
-----------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


       9 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)



 Growth of $10,000 Invested in Shares of the Smith Barney Large Capitalization
                      Growth Portfolio vs. S&P 500 Index+

--------------------------------------------------------

                           May 1998 -- October 2001

                                    [CHART]
              Smith Barney
              Large Cap
           Growth Portfolio   S&P 500 Index
5/1/98         10,000             10,000
10/98           9,900              9,959
04/99          13,878             12,181
10/99          14,541             12,514
04/00          16,939             13,413
10/00          16,106             13,274
04/01          14,018             11,674
10/31/2001     11,909              9,970

+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Large Capitalization Growth Portfolio on May 1,1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


      10 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments                                      October 31, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                     SECURITY                        VALUE
--------------------------------------------------------------------
COMMON STOCK -- 93.7%
Advertising -- 3.0%
 98,300 Lamar Advertising Co., Class A Shares+          $ 3,086,620
 51,900 Omnicom Group Inc.                                3,984,882
-------------------------------------------------------------------
                                                          7,071,502
-------------------------------------------------------------------
Aerospace/Defense -- 2.1%
 23,300 General Dynamics Corp.                            1,901,280
 62,200 Lockheed Martin Corp.                             3,033,494
-------------------------------------------------------------------
                                                          4,934,774
-------------------------------------------------------------------
Appliances -- 0.3%
 11,900 Whirlpool Corp.                                     702,338
-------------------------------------------------------------------
Banking -- 0.8%
 41,000 State Street Corp.                                1,867,140
-------------------------------------------------------------------
Broadcasting -- 3.3%
 82,500 Comcast Corp., Class A Special Shares+            2,956,800
 45,900 Hispanic Broadcasting Corp.+                        769,284
 69,700 Univision Communications Inc., Class A Shares.+   1,742,500
 57,100 Viacom Inc., Class A Shares+                      2,084,721
-------------------------------------------------------------------
                                                          7,553,305
-------------------------------------------------------------------
Communications - Equipment & Software -- 0.7%
 19,500 L-3 Communications Holdings Inc.+                 1,693,965
-------------------------------------------------------------------
Computer Hardware -- 2.3%
 82,100 Dell Computer Corp.+                              1,968,758
 31,100 International Business Machines Corp.             3,360,977
-------------------------------------------------------------------
                                                          5,329,735
-------------------------------------------------------------------
Computer Software -- 11.5%
 31,900 Cadence Design Systems Inc.+                        674,366
 39,600 CDW Computer Centers, Inc.+                       1,823,580
 42,100 Citrix Systems Inc.+                                985,140
 30,600 Electronic Arts Inc.+                             1,574,676
 62,200 Electronic Data Systems Corp.                     4,003,814
103,700 Intuit Inc.+                                      4,170,814
 32,396 McDATA Corp., Class A Shares+                       476,545
155,600 Microsoft Corp.+                                  9,048,140
103,700 SunGard Data Systems, Inc.+                       2,613,240
 30,900 VeriSign Inc.+                                    1,196,139
-------------------------------------------------------------------
                                                         26,566,454
-------------------------------------------------------------------
Consumer/Commercial Services -- 3.5%
186,700 Fiserv Inc.+                                      6,943,373
 37,330 Paychex Inc.                                      1,196,800
-------------------------------------------------------------------
                                                          8,140,173
-------------------------------------------------------------------


                      See Notes to Financial Statements.


      11 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                          SECURITY                           VALUE
------------------------------------------------------------------------------
Electronic Instruments & Controls -- 0.3%
 41,200     Sanmina Corp.+                                        $   623,768
-----------------------------------------------------------------------------
Electronics - Semiconductors and Components -- 8.0%
 61,700     Altera Corp.+                                           1,246,340
 96,300     Analog Devices, Inc.+                                   3,659,400
 41,500     Applied Materials, Inc.+                                1,415,565
 98,400     Celestica Inc.+                                         3,377,088
 21,100     Intel Corp.                                               515,262
 51,000     Linear Technology Corp.                                 1,978,800
 29,300     Maxim Integrated Products, Inc.+                        1,340,475
 87,062     Microchip Technology Inc.+                              2,718,075
 40,400     Novellus Systems Inc.+                                  1,334,412
 41,500     Teradyne Inc.+                                            956,575
-----------------------------------------------------------------------------
                                                                   18,541,992
-----------------------------------------------------------------------------
Financial Services -- 12.8%
 61,000     American Express Co.                                    1,795,230
 69,700     Capital One Financial Corp.                             2,879,307
 19,300     Concord EFS Inc.+                                         528,241
 21,300     Countrywide Credit Industries, Inc.                       850,509
 15,700     Fannie Mae                                              1,271,072
 43,700     Freddie Mac                                             2,963,734
 72,600     The Goldman Sachs Group Inc.                            5,674,416
103,700     J.P. Morgan Chase & Co.                                 3,666,832
 79,200     MBNA Corp.                                              2,186,712
 85,500     Merrill Lynch & Co., Inc.                               3,737,205
 83,000     Morgan Stanley Dean Witter & Co.                        4,060,360
-----------------------------------------------------------------------------
                                                                   29,613,618
-----------------------------------------------------------------------------
Footwear -- 1.1%
 51,900     Nike Inc., Class B Shares                               2,561,784
-----------------------------------------------------------------------------
Insurance -- 7.2%
 51,400     Ace Ltd.                                                1,811,850
 82,400     AFLAC Inc.                                              2,015,504
 78,600     American International Group, Inc.                      6,177,960
 20,300     First Health Group Corp.+                                 548,100
 21,000     Unitedhealth Group Inc.                                 1,380,750
 30,900     Wellpoint Health Networks.+                             3,448,131
 15,500     XL Capital Ltd., Class A Shares                         1,346,330
-----------------------------------------------------------------------------
                                                                   16,728,625
-----------------------------------------------------------------------------
Manufacturing -- 3.3%
 30,700     Danaher Corp.                                           1,711,218
 72,600     General Electric Co.                                    2,643,366
 72,600     Harley Davidson, Inc.                                   3,285,876
-----------------------------------------------------------------------------
                                                                    7,640,460
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      12 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                       SECURITY                          VALUE
------------------------------------------------------------------------
Market Index -- 0.9%
 62,200 Nasdaq-100 Index Tracking Stock+                    $ 2,108,580
-----------------------------------------------------------------------
Medical Equipment and Information Systems -- 1.1%
 83,000 Biomet, Inc.                                          2,531,500
-----------------------------------------------------------------------
Medical Products and Supplies -- 0.9%
 51,900 Medtronic Inc.                                        2,091,570
-----------------------------------------------------------------------
Medical Services -- 3.6%
 14,850 Cardinal Health Inc.                                    996,583
103,000 Caremark Rx Inc.+                                     1,380,200
 60,800 HCA, Inc.                                             2,411,328
123,300 Health Management Associates Inc., Class A Shares.+   2,403,117
 20,500 Tenet Healthcare Corp.+                               1,179,160
-----------------------------------------------------------------------
                                                              8,370,388
-----------------------------------------------------------------------
Multimedia -- 1.7%
124,500 AOL Timer Warner Inc.+                                3,885,645
-----------------------------------------------------------------------
Oil and Gas -- 0.3%
 20,900 Dynegy Inc., Class A Shares                             750,310
-----------------------------------------------------------------------
Oil and Gas Drilling -- 0.8%
 60,000 Noble Drilling Corp.+                                 1,833,000
-----------------------------------------------------------------------
Pharmaceuticals -- 6.6%
 62,200 Elan Corp, PLC, Sponsored ADR+                        2,839,430
 31,100 Forest Laboratories, Inc.+                            2,313,218
 41,300 Medicis Pharmaceutical Corp., Class A Shares.+        2,382,597
124,500 Pfizer Inc.                                           5,216,550
 15,400 Shire Pharmaceuticals Group PLC, ADR+                   688,380
 31,100 Teva Pharmaceutical Industries Ltd., Sponsored ADR    1,921,980
-----------------------------------------------------------------------
                                                             15,362,155
-----------------------------------------------------------------------
Restaurants -- 1.5%
 62,100 Brinker International, Inc.+                          1,577,340
 25,400 Darden Restaurants Inc.                                 813,308
 11,000 Outback Steakhouse, Inc.+                               317,350
 14,000 Tricon Global Resturants, Inc.+                         708,260
-----------------------------------------------------------------------
                                                              3,416,258
-----------------------------------------------------------------------
Retail -- 12.4%
 12,100 Autozone Inc.+                                          708,213
166,000 Bed Bath & Beyond Inc.+                               4,159,960
 83,000 Borders Group Inc.+                                   1,293,970
 39,500 Family Dollar Stores, Inc.                            1,139,970
 62,200 The Home Depot Inc.                                   2,377,906
 71,600 Kohl's Corp.+                                         3,981,676
124,500 Lowe's Cos., Inc.                                     4,245,450
 83,600 Office Depot Inc.+                                    1,136,960


                      See Notes to Financial Statements.


      13 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

  SHARES                     SECURITY                     VALUE
--------------------------------------------------------------------
Retail -- 12.4% (continued)
     31,100 Ross Stores, Inc                           $    973,430
     54,900 Safeway Inc.+                                 2,286,585
     27,900 The Talbots, Inc.                               795,150
     63,200 The TJX Cos., Inc.                            2,136,160
     41,500 Wal-Mart Stores Inc.                          2,133,100
     39,700 Walgreen Co.                                  1,285,486
-------------------------------------------------------------------
                                                         28,654,016
-------------------------------------------------------------------
Telecommunications -- 1.6%
     92,100 Sprint Corp. -- PCS Group+                    2,053,830
    131,600 WorldCom Inc. -- WorldCom Group+              1,770,020
-------------------------------------------------------------------
                                                          3,823,850
-------------------------------------------------------------------
Telecommunications Equipment -- 1.8%
    205,800 Cisco Systems, Inc.+                          3,482,136
     31,200 Nokia Corp., Sponsored ADR                      639,912
-------------------------------------------------------------------
                                                          4,122,048
-------------------------------------------------------------------
Waste Management -- 0.3%
     31,100 Waste Management Inc.                           761,950
-------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $235,559,671)                      217,280,903
-------------------------------------------------------------------

   FACE
  AMOUNT                     SECURITY                     VALUE
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.3%
$14,539,000 Federal Home Loan Bank, 2.460% due 11/1/01
            (Cost -- $14,539,000)                        14,539,000
-------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $250,098,671*)                    $231,819,903
-------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      14 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

SHARES                         SECURITY                           VALUE
---------------------------------------------------------------------------
COMMON STOCK -- 97.9%
Capital Goods -- 2.1%
162,020 General Electric Co.                                   $ 5,899,148
--------------------------------------------------------------------------
Computer Software -- 4.0%
195,100 Microsoft Corp.+                                        11,345,065
--------------------------------------------------------------------------
Consumer Cyclicals -- 5.6%
414,200 Amazon.com, Inc.+                                        2,891,116
161,950 The Home Depot, Inc.                                     6,191,348
366,715 The Walt Disney Co.                                      6,817,232
--------------------------------------------------------------------------
                                                                15,899,696
--------------------------------------------------------------------------
Consumer Staples -- 14.3%
252,790 The Coca-Cola Co.                                       12,103,585
408,895 The Gillette Co.                                        12,712,546
 84,480 The Procter & Gamble Co.                                 6,232,934
187,540 Wm. Wrigley Jr. Co.                                      9,386,377
--------------------------------------------------------------------------
                                                                40,435,442
--------------------------------------------------------------------------
Financial Services -- 24.5%
 97,856 American International Group, Inc.                       7,691,482
203,000 Bank One Corp.                                           6,737,570
    206 Berkshire Hathaway Inc., Class A Shares+                14,667,200
196,225 Household International, Inc.                           10,262,568
261,230 Merrill Lynch & Co., Inc.                               11,418,363
163,270 Morgan Stanley Dean Witter & Co.                         7,987,168
262,075 Wells Fargo & Co.                                       10,351,963
--------------------------------------------------------------------------
                                                                69,116,314
--------------------------------------------------------------------------
Healthcare -- 18.8%
204,680 Amgen Inc.+                                             11,629,918
 95,050 Eli Lilly & Co.                                          7,271,325
134,870 Johnson & Johnson                                        7,810,322
122,040 Merck & Co., Inc.                                        7,787,372
442,070 Pfizer Inc.                                             18,522,733
--------------------------------------------------------------------------
                                                                53,021,670
--------------------------------------------------------------------------
Multi-Industry -- 1.6 %
 89,500 Tyco International Ltd.                                  4,398,030
--------------------------------------------------------------------------
Multimedia -- 3.5 %
319,120 AOL Time Warner Inc.+                                    9,959,735
--------------------------------------------------------------------------


                      See Notes to Financial Statements.


      15 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                                SECURITY                                  VALUE
--------------------------------------------------------------------------------------------
Technology -- 23.5%
   324,208 Cisco Systems, Inc.+                                                $  5,485,599
   406,600 Dell Computer Corp.+                                                   9,750,268
   573,300 Intel Corp.                                                           13,999,986
   335,840 Lucent Technologies Inc.                                               2,250,128
   404,980 Motorola, Inc.                                                         6,629,523
   466,930 Novell, Inc.+                                                          1,652,932
   635,700 Palm, Inc.+                                                            1,563,822
   449,560 Texas Instruments Inc.                                                12,583,184
   153,700 VERITAS Software Corp.+                                                4,362,006
   269,380 Xilinx, Inc.+                                                          8,194,540
-------------------------------------------------------------------------------------------
                                                                                 66,471,988
-------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $318,225,662)                                               276,547,088
-------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                  VALUE
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
$5,862,000 Chase Securities Inc., 2.450% due 11/1/01;
            Proceeds at maturity -- $5,862,397;
            (Fully collateralized by U.S. Treasury Bonds, 12.000% due 8/15/13;
             Market value -- $5,984,550) (Cost -- $5,862,000)                     5,862,000
-------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $324,087,662*)                                             $282,409,088
-------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                          October 31, 2001


                                                   AIM Capital   Smith Barney Large
                                                   Appreciation    Capitalization
                                                    Portfolio     Growth Portfolio
------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $250,098,671 and
   $324,087,662, respectively)                     $231,819,903     $282,409,088
  Cash                                                    1,214              958
  Receivable for securities sold                      1,136,837        2,649,127
  Dividends and interest receivable                      49,982          187,755
  Receivable for Fund shares sold                        48,404          120,192
  Other assets                                            8,407           34,952
----------------------------------------------------------------------------------
  Total Assets                                      233,064,747      285,402,072
----------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                   6,417,426           26,974
  Payable for securities purchased                    2,456,426        5,532,749
  Management fees payable                               176,900          189,120
  Accrued expenses                                       58,396           45,712
----------------------------------------------------------------------------------
  Total Liabilities                                   9,109,148        5,794,555
----------------------------------------------------------------------------------
Total Net Assets                                   $223,955,599     $279,607,517
----------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                      $        246     $        236
  Capital paid in excess of par value               282,028,864      331,953,254
  Undistributed net investment income                        --          414,948
  Accumulated net realized loss from security
   transactions and options                         (39,794,743)     (11,082,347)
  Net unrealized depreciation of investments        (18,278,768)     (41,678,574)
----------------------------------------------------------------------------------
Total Net Assets                                   $223,955,599     $279,607,517
----------------------------------------------------------------------------------
Shares Outstanding                                   24,570,064       23,577,844
----------------------------------------------------------------------------------
Net Asset Value                                           $9.11           $11.86
----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Operations                   For the Year Ended October 31, 2001


                                                             AIM Capital    Smith Barney Large
                                                             Appreciation     Capitalization
                                                              Portfolio      Growth Portfolio
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                  $   1,048,784     $  2,600,520
  Interest                                                         897,140          168,601
  Less: Foreign withholding tax                                       (402)              --
--------------------------------------------------------------------------------------------
  Total Investment Income                                        1,945,522        2,769,121
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                        2,440,940        2,277,099
  Custody                                                           33,137           17,747
  Audit and legal                                                   25,595           19,436
  Shareholder communications                                        19,176           17,491
  Shareholder and system servicing fees                             15,083           14,399
  Directors' fees                                                    7,376            8,001
  Other                                                              1,284               --
--------------------------------------------------------------------------------------------
  Total Expenses                                                 2,542,591        2,354,173
--------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      (597,069)         414,948
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND OPTIONS (NOTES 3 AND 7):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)     (39,780,721)      (8,089,611)
   Options written                                                 147,175               --
--------------------------------------------------------------------------------------------
  Net Realized Loss                                            (39,633,546)      (8,089,611)
--------------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation (Depreciation)
 of Investments:
   Beginning of year                                           127,197,006       43,585,644
   End of year                                                 (18,278,768)     (41,678,574)
--------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                     (145,475,774)     (85,264,218)
--------------------------------------------------------------------------------------------
Net Loss on Investments and Options                           (185,109,320)     (93,353,829)
--------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                       $(185,706,389)    $(92,938,881)
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets

                                                               For the Years Ended October 31,

AIM Capital Appreciation Portfolio                                    2001           2000
------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                             $    (597,069) $  (1,467,926)
  Net realized gain (loss)                                          (39,633,546)    73,848,449
  Increase (decrease) in net unrealized appreciation               (145,475,774)    39,482,849
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                (185,706,389)   111,863,372
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains                                                (73,710,808)   (10,253,325)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (73,710,808)   (10,253,325)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                  191,559,712    216,851,322
  Net asset value of shares issued for reinvestment of dividends     73,710,808     10,253,325
  Cost of shares reacquired                                        (216,657,356)  (193,474,668)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                48,613,164     33,629,979
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                  (210,804,033)   135,240,026
NET ASSETS:
  Beginning of year                                                 434,759,632    299,519,606
----------------------------------------------------------------------------------------------
  End of year*                                                    $ 223,955,599  $ 434,759,632
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

      19 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                                             For the Years Ended October 31,

Smith Barney Large Capitalization Growth Portfolio                    2001          2000
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $    414,948  $    158,594
  Net realized loss                                                 (8,089,611)   (2,716,492)
  (Increase) Decrease in net unrealized depreciation               (85,264,218)   18,982,786
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                (92,938,881)   16,424,888
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     --      (198,318)
  Net realized gains                                                        --      (317,322)
  Capital                                                                   --      (289,581)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                            --      (805,221)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                  68,058,013   143,463,425
  Net asset value of shares issued for reinvestment of dividends            --       805,221
  Cost of shares reacquired                                        (19,219,889)   (4,460,350)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               48,838,124   139,808,296
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                  (44,100,757)  155,427,963
NET ASSETS:
  Beginning of year                                                323,708,274   168,280,311
--------------------------------------------------------------------------------------------
  End of year*                                                    $279,607,517  $323,708,274
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $414,948            --
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and twelve other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Mid Cap Core, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted


      21 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2001, reclassifications were made to the capital accounts of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss and accumulated net realized gain amounting to $597,069 and $103,010, respectively, was reclassified to paid-in capital, for the AIM Capital Appreciation Portfolio. Net investment income, net realized gains and net assets were not affected by this change; ( j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Large Capitalization Growth Portfolio ("SBLCG"). SBLCG pays SBFM a management fee calculated at an annual rate of 0.75% on the average daily net assets of the Portfolio.

Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP"). AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible


      22 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders for the day-to-day portfolio operations and investment decisions and is compensated for such services at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has also entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, each Portfolio paid transfer agent fees of $5,000 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the year ended October 31, 2001, SSB received brokerage commissions in the amounts of $52,934 and $798 for AIMCAP and SBLCG, respectively.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                         Smith Barney
                                        AIM Capital  Large Capitalization
                                        Appreciation        Growth
--------------------------------------------------------------------------
Purchases                               $221,673,540     $80,141,113
--------------------------------------------------------------------------
Sales                                    222,566,105      30,963,153
--------------------------------------------------------------------------


      23 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                             Smith Barney
                                           AIM Capital   Large Capitalization
                                           Appreciation         Growth
------------------------------------------------------------------------------
Gross unrealized appreciation              $ 20,253,929      $ 20,114,113
Gross unrealized depreciation               (38,532,697)      (61,792,687)
------------------------------------------------------------------------------
Net unrealized depreciation                $(18,278,768)     $(41,678,574)
------------------------------------------------------------------------------

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

Interest income earned by SBLCG from securities loaned for the year ended October 31, 2001 was $47,034.

At October 31, 2001, the Portfolios did not have any securities on loan.

5. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


      24 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Portfolios did not hold any futures contracts.

7. Options Contracts

When AIMCAP writes a covered call option, an amount equal to the premium received by the Portfolio are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.


      25 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

The following covered call option transactions occurred during the year ended October 31, 2001 for AIMCAP:

                                                      Number of
                                                      Contracts  Premiums
     ----------------------------------------------------------------------
     Options written, outstanding at October 31, 2000     --    $       0
     Options written                                     330      147,175
     Options expired                                    (330)    (147,175)
     ---------------------------------------------------------------------
     Options written, outstanding at October 31, 2001     --    $       0
     ----------------------------------------------------------------------

8. Capital Loss Carryforward

At October 31, 2001, AIMCAP and SBLCG had, for Federal income tax purposes, approximately $39,681,000 and $7,473,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                                   2008       2009
                         ------------------------------
                         AIMCAP         -- $39,681,000
                         -----------------------------
                         SBLCG  $2,019,000   5,454,000
                         ------------------------------

9. Capital Shares

At October 31, 2001, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                            Year Ended       Year Ended
                                         October 31, 2001 October 31, 2000
      ---------------------------------------------------------------------
      AIM Capital Appreciation Portfolio
      Shares sold                           12,799,597        9,967,211
      Shares issued on reinvestment          6,658,610          470,336
      Shares reacquired                    (14,891,868)      (8,810,050)
      ---------------------------------------------------------------------
      Net Increase                           4,566,339        1,627,497
      ---------------------------------------------------------------------
      Smith Barney Large Capitalization Growth Portfolio
      Shares sold                            4,912,792        8,813,060
      Shares issued on reinvestment                 --           49,392
      Shares reacquired                     (1,511,495)        (263,869)
      ---------------------------------------------------------------------
      Net Increase                           3,401,297        8,598,583
      ---------------------------------------------------------------------


      26 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

AIM Capital Appreciation Portfolio          2001      2000    1999    1998     1997
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 21.73   $16.30  $12.31  $12.68   $10.76
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)               (0.02)   (0.07)  (0.03)  (0.01)    0.02
  Net realized and unrealized gain (loss)    (8.72)    6.03    4.02   (0.34)    1.91
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (8.74)    5.96    3.99   (0.35)    1.93
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --       --      --   (0.02)   (0.01)
  Net realized gains                         (3.88)   (0.53)     --      --       --
--------------------------------------------------------------------------------------
Total Distributions                          (3.88)   (0.53)     --   (0.02)   (0.01)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  9.11   $21.73  $16.30  $12.31   $12.68
--------------------------------------------------------------------------------------
Total Return                                (43.36)%  36.53%  32.41%  (2.79)%  17.96%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $224     $435    $300    $226     $203
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.83%    0.83%   0.84%   0.85%    0.85%
  Net investment income (loss)               (0.20)   (0.35)  (0.18)  (0.06)    0.20
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                         77%      91%     76%     75%      56%
--------------------------------------------------------------------------------------


      27 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
Large Capitalization Growth Portfolio       2001     2000     1999   1998/(1)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $16.04   $14.53  $  9.90   $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                 0.02     0.01     0.00*    0.01
  Net realized and unrealized gain (loss)   (4.20)    1.55     4.64    (0.11)#
--------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.18)    1.56     4.64    (0.10)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --    (0.01)   (0.01)      --
  Net realized gains                           --    (0.02)      --       --
  Capital                                      --    (0.02)      --       --
--------------------------------------------------------------------------------
Total Distributions                            --    (0.05)   (0.01)      --
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.86   $16.04   $14.53  $  9.90
--------------------------------------------------------------------------------
Total Return                               (26.06)%  10.77%   46.88%   (1.00)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $280     $324     $168      $21
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                              0.78%    0.77%    0.86%    1.00%+
  Net investment income                      0.14     0.06     0.07     0.52+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        10%       7%      14%       1%
--------------------------------------------------------------------------------

(1) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(2) The Manager waived all or part of its fees for the period ended October 31, 1998. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.02 and 1.77%, respectively.
 *  Amount represents less than $0.01 per share.
 # The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

      28 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Independent Auditors' Report


The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended with respect to the AIM Capital Appreciation Portfolio, and the financial highlights for each of the years in the three-year period then ended and for the period from May 1, 1998 (commencement of operations) to October 31, 1998 with respect to the Smith Barney Large Capitalization Growth Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP
New York, New York
December 12, 2001


      29 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Tax Information (unaudited)


For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2001:

   . Long term capital gain distributions paid:

       AIM Capital Appreciation Portfolio                           $73,813,818


      30 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                TRAVELERS SERIES
                                   FUND INC.



DIRECTORS               INVESTMENT MANAGERS
Victor K. Atkins        Smith Barney Fund Management LLC
A.E. Cohen              Travelers Investment Adviser, Inc.
Robert A. Frankel
Michael Gellert         CUSTODIAN
Rainer Greeven          PFPC Trust Company
Susan M. Heilbron
Heath B. McLendon,      ANNUITY
 Chairman               ADMINISTRATION
                        Travelers Annuity Investor Services
OFFICERS                5 State House Square
Heath B. McLendon       1 Tower Square
President and           Hartford, Connecticut 06183
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

  Travelers Series Fund Inc.




  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004





[LOGO] Salomon Smith Barney, A member of the Citigroup

  Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0794 12/01

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

                      SMITH BARNEY MID CAP CORE PORTFOLIO

              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2001




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder:
We herein present the annual report for the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio (the report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow./1 /We hope you find this report to be useful and informative. "Portfolio(s)") for the year ended October 31, 2001. In this

Smith Barney Aggressive Growth Portfolio
Performance Update
For the year ended October 31, 2001, the Smith Barney Aggressive Growth Portfolio ("Portfolio") returned negative 18.03%. In comparison, the Russell 2500 Growth Index/2 / returned negative 33.11% for the same period.

Investment Strategy
The Portfolio seeks capital appreciation through investing primarily in common stocks of companies that we believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index ("S&P 500")./3/

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
2The Russell 2500 Growth Index is a broad-based unmanaged index, which measures the performance of those 2,500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock divided by its net asset value.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
3The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note an investor cannot invest directly in an index.


       1 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Since the Portfolio's inception, we have employed a stock-specific approach rather than choosing stocks based on forecasts of the strength of the economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Portfolio. Nothing has changed our fundamental view that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but rather for many years. We prefer to own companies where quality management works to build dynamic, financially strong companies.

We focus on small- and mid-cap companies that we believe have the potential to become large-cap companies. We like to see management own a meaningful equity stake in the company. We also look for strong, predictable cash flows, little or no debt, and products that we believe will enable companies to become leaders in their respective fields.

We tend to let our winners ride. We will generally sell a stock when the original premise for buying it has changed dramatically or when we see a material degradation of a company's balance sheet. But even then we try to be prudent. In our view, acquisition cost is one of the most important determinations a portfolio manager can make.

Market Overview
Normally, this report reviews factors affecting the equity market during the period, including trends in the economy, interest rates and inflation. In light of the tragic events of September 11th, these factors seem less relevant than normal in setting the backdrop for the expected performance of the stock market in the upcoming six-month period.

Briefly, we believe that portions of the nation's economy may have begun a recession coincident with the presidential election in November 2000. The severe break in the NASDAQ/4 /stock market in early 2000 led many businesses, primarily young technology companies that were unable to secure additional financing, to contract their businesses and, in some cases, close their doors permanently. The impact of this trend began to reverberate through the entire economy in early 2001 and was one of the factors that led the U.S. Federal Reserve Board ("Fed") to undertake a dramatic easing/5 /of its monetary policy.

--------
4NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over-the-counter as well as for many New York Stock Exchange listed securities.


       2 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Traditionally, the stock market has responded quite positively to an accommodative Fed, but this year has proven to be an exception. Significant over-capacity in many telecommunications and technology goods led these industries to downsize their operations. This contraction led to a rise in unemployment and a reduction in consumer confidence. Prior to the events of September 11th, the equity market had already sustained a sharp bear market that, by some measures, was the most severe since the 1980's.

Portfolio Update
The overriding factors that may impact investment results over the next six-month period is the degree of confidence displayed by the investor following the difficult stock market of the past 18 months and the business ramifications resulting from the events of September 11th. As previously mentioned, the Fed was already easing monetary policy aggressively prior to September 11th with the intention of stabilizing a faltering economy. That effort was made even more imperative by the unpredictable tragedy and its effect on both the consumer and business psyches. In the wake of the terrorist attacks in September, the Fed provided liquidity to the financial system by further reducing the federal funds rate ("fed funds rate")/6 /by 0.5% before the stock market reopened on September 17. (On October 2 the Fed reduced the fed funds rate by an additional 0.5%.) In addition, the federal government announced a number of fiscal efforts to try to mitigate the effects of the disaster on the nation's economy. While lower interest rates and fiscal stimuli are helpful, we believe that the restoration of the American public's confidence in its own security will begin to have a salutary effect on the nation's economy. We have always stated that we try to own companies that can best control their own destinies. Controlling one's destiny becomes harder in the face of an unpredictable catastrophe and its impact on ancillary things such as the nation's transport system, which led to disruptions in commerce. Even though the stock market has just witnessed one of the sharpest bear markets of the post-war period, we believe the market's continued weakness has created some new opportunities for long-term investors. While much has already been written comparing September's terrorist attack to other crises in American history and how the market reacted to them, we find no period really comparable

--------
5Easing of monetary policy refers to the reduction of the federal funds rate by the U.S. Federal Reserve Board. The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.
6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


       3 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders to the present one. There are historical similarities, however, as far as the overall technical condition of the stock market and the under-valuation that has now been created by the extreme degree of intense selling. Investors and professional money managers have become quite bearish following the year-and-a-half decline. From a contrary standpoint, this can be considered quite positive. The rationale for this is that if many people are wary of investing in equities, they have already raised their cash reserves that can then be used to re-deploy into the market when the uncertainty diminishes. In fact, the level of money currently held in short-term money market accounts as a percent of the overall value of the stock market is at a multi-year high.

Our largest portfolio representation in the Portfolio remains healthcare-related securities. Biotechnology companies represent the largest portion of those holdings. In spite of declines in the overall market, and even in the prices of many of these stocks, we believe companies have made excellent progress with their earnings and product developments. Recent highlights included: the FDA's approval of Amgen's long acting anemia treatment; an FDA panel recommendation for IDEC Pharmaceutical's radio-labeled isotope for the treatment of B cell lymphoma; and major corporate investments in ISIS Pharmaceuticals and ImClone Systems. In the most recent period, we increased our holdings in selected technology stocks with an emphasis on those serving the wireless handset market. We have used the stock market's weakness to add to our positions in many companies that we believe continue to possess positive outlooks and strong finances.

Conclusion
We are disappointed to report to you that our net asset value declined in the recent period. We find little solace in the fact that our performance compared favorably with various benchmarks. We believe that the equity market, following the September 11th tragedy, represents unusually good value and, barring any further unpredictable events, may be at a level that affords a very positive risk/reward ratio.

Smith Barney Mid Cap Core Portfolio
Performance Update
For the year ended October 31, 2001, the Smith Barney Mid Cap Core Portfolio ("Portfolio") returned negative 23.56%. In comparison, the Standard & Poor's MidCap 400 Index ("S&P 400")/7/ lost 12.45% for the same period.

--------
7The S&P 400 is a market value-weighted index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.


       4 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

We believe there are two major reasons for this short-term underperformance versus the S&P 400. First our fund is more growth oriented than the index. Year to date, the bet performing stocks have been more value oriented. Secondly, the fund's investments are in companies with a higher average market capitalization than the average market capitalization of the S&P 400. The best performing stocks in the index this year have been the stocks with the smallest market capitalizations. We define mid-cap stocks as companies that have market capitalization between $2 billion and $12 billion. The S&P 400, however, is comprised of companies that have market capitalization as little as $200 million. During the period, the best performing stocks in the S&P 400 were those with market capitalization that fall well below our universe requirements and were, therefore, not investment candidates for the Portfolio. These factors, while short-term in nature, make comparisons of the Portfolio to the S&P 400 more difficult to interpret. In general, our investment philosophy tends to focus on higher-quality growth stocks, which we believe will reflect their favorable fundamentals over time by outperforming the market.

Investment Objective and Approach
The Portfolio is made up of what we believe to be high-quality, well-positioned companies at reasonable valuations at the time of purchase. We seek to take advantage of the price differences between large- and medium-capitalization companies without taking on undue risk.

In seeking to accomplish this goal, we follow an investment approach that focuses on companies that we perceive to have significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership position. We also look for consistent growth, strong management, positive cash flow and high return on equity when determining whether to invest in a company.

The Portfolio seeks long-term growth of capital by investing primarily in the stocks of medium-sized companies. Since the Portfolio's inception, we have remained committed to this investment approach and we continue to focus on maintaining a quality-oriented portfolio that should provide higher returns with potentially lower risk over time.

Market Update
U.S. stock markets continue to experience extreme levels of volatility. During the period, we maintained a stock selection strategy of buying companies that


       5 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders we believe have exhibited strong growth characteristics, including high historic growth rates and skilled management that is committed to long-term growth.

As cycles turn, and bear markets turn into bull markets, there are often a few signals we look for that give us some confidence that the worst is behind us. Prior to September 11th, there were a number of these signals that pointed to a bottoming of the market. The Fed was continuing to ease the fed funds rate, the yield curve/8 /had become quite steep, and the deceleration in corporate earnings was slowing. However, there were three signs that there was still downside risk. Consumer sentiment was still reasonably positive, there was a dearth of corporate stock repurchase activity, and there had been no significant events signaling investor capitulation. Clearly market psychology had radically changed. In 1998 and in 1999, investors were confident that earnings would consistently meet or beat expectations and thus were willing to pay high price-to-earnings ("P/E")/9/ multiples on increasing expectations. Over the last eighteen months, investors have been concerned about earnings estimates and growth rates plummeting and have therefore been unwilling to pay high multiples for stocks that had the potential to disappoint. This is a classic cycle of the market focusing on value from a market that had been infatuated with growth. The result of this is that value stocks have dramatically outperformed growth stocks. After the events of September 11th, visibility on corporate earnings suddenly went from difficult to non-existent. The market became risk-averse placing capital preservation and safety paramount. This could well be the high point of a favoring of value (stability) versus growth (confidence in the future). The current signals point to a very positive outlook for the market over the longer term. We've had investor capitulation, the yield curve is as steep as it has been in years, the third or fourth quarter of 2001 will probably be the worst quarter for corporate earnings for the cycle, corporate buyback activity is at unprecedented levels and sentiment has turned down significantly. These factors lead us to believe that the worst is clearly behind us. We believe that third and fourth quarter disappointments will clear the air for what could be more favorable expectations for the second half of 2002. Although the outlook is unclear, it is just this kind of scenario that normally creates market bottoms. Historically, at this point in the cycle, the market focus turns toward small and mid cap stocks over large cap, and growth over value where operating leverage creates earnings opportunities. The market should be increasingly willing to focus on the other side of the cycle as soon as any semblance of economic stability takes hold. Employing a core strategy with

--------
8The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
9The P/E ratio is a stock's price divided by its earnings per share.


       6 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders a bias towards growth allows us to take advantage of the attractive relative price of long-term growth in this type of a market. We have positioned ourselves to benefit from a change in investor perception. Although we continue to have a focus on quality and remain risk averse, we believe that the opportunities that are present in the market today are more attractive than we have seen at any time in the last five years. Our bias is becoming positive and we have begun to slowly and measurably increase our exposure to growth.

Portfolio Update
At the end of the period, the Portfolio had approximately 89% of its assets invested in equity securities, 9% of its assets invested in mid-cap futures and 2% of its assets invested in cash equivalents. We expect to reduce the percentage of the Portfolio's assets held in stock futures over time as we attempt to take advantage of short-term price swings by purchasing our favored stocks at what we believe are opportune times. As of the end of the period, the median market capitalization of stocks held by the Portfolio was approximately $5 billion, with the top ten names representing about 22% of net assets. As of the close of the period, the Portfolio's largest sector concentrations were in finance, healthcare and technology. While we continue to emphasize these sectors, we have selectively added to our holdings in several other sectors including the producer manufacturing and consumer durables.

Although our largest holdings represent a number of different industries, they all share inherent competitive advantages that we anticipate will result in stable and consistent growth. For example, Sepracor is a company focused on the development of improved chemical entities, that are enhanced forms of existing, widely prescribed pharmaceutical products. SPX Corporation is a high-quality multi-industry player with a portfolio of approximately 15 niche businesses in markets where it is typically the number one or two operators. Lastly, L-3 Communications is a defense electronics company with a well-regarded management team and proven track record of earnings and performance.

Market and Portfolio Outlook
Although the outlook is unclear, it is just this kind of scenario that has tended to create market bottoms. Historically, at this point in the cycle, the market focus has turned toward small- and mid-cap over large-cap stocks, and growth over value because operating leverage tends to create earnings opportunities. We believe the market should be increasingly willing to focus on the other side of the cycle as soon as any semblance of economic stability takes hold. In our opinion, employing a core strategy with an emphasis on growth allows us to take



       7 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders advantage of the historically attractive relative price of long-term growth in this market. We have positioned the Portfolio to benefit from a change in investor perception. Although we continue to have a focus on quality and remain risk averse, we believe that the opportunities that are present in the market today are more attractive than we have seen at any time in the last five years. Our bias is becoming positive and we expect to increase our exposures to growth in a measured fashion over the next few months.

In these admittedly trying times, we are managing the Portfolio relatively conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, we believe our focus on buying and holding blue-chip, well-managed, and well-positioned companies should help the Portfolio weather market corrections and reward investors with consistent and superior performance.

Thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.



Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

November 14, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 13 through 20 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2001 and is subject to change.



       8 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                   Smith Barney Aggressive Growth Portfolio


 Historical Performance



                               Net Asset Value
                              -----------------
                              Beginning   End    Income     Return    Total
Year Ended                     of Year  of Year Dividends of Capital Returns+
-------------------------------------------------------------------------------
10/31/01                       $15.03   $12.32    $0.00     $0.00     (18.03)%
------------------------------------------------------------------------------
10/31/00                        10.00    15.03     0.00      0.01      50.41
------------------------------------------------------------------------------
Total                                             $0.00     $0.01
------------------------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                                   (18.03)%
------------------------------------------------------------------------------
11/1/99* through 10/31/01                                              11.04
------------------------------------------------------------------------------

 Cumulative Total Return+

11/1/99-* through 10/31/01                                              23.29%
------------------------------------------------------------------------------
+ Assumes the reinvestment of all dividends and capital gain distributions.
* Commencement of operations.


      9 Travelers Series Fund, Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
                   Smith Barney Aggressive Growth Portfolio
                      vs. the Russell 2500 Growth Index+

           --------------------------------------------------------

                         November 1999 -- October 2001

                                    [CHART]
                        Smith Barney                Russell 2500
                Aggressive Growth Portfolio         Growth Index
11/1/99               10,000                         10,000
4/30/00               13,380                         13,722
10/31/00              15,041                         12,888
4/30/01               13,951                         10,226
10/31/01              12,329                          8,622

+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Aggressive Growth Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


      10 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                      Smith Barney Mid Cap Core Portfolio


 Historical Performance



                          Net Asset Value
                         -----------------
                         Beginning   End    Income     Return    Total
Year Ended                of Year  of Year Dividends of Capital Returns+
--------------------------------------------------------------------------
10/31/01                  $14.22   $10.83    $0.05     $0.00     (23.56)%
-------------------------------------------------------------------------
10/31/00                   10.00    14.22     0.01      0.00      42.36
-------------------------------------------------------------------------
Total                                        $0.06     $0.00
-------------------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Year Ended 10/31/01                                              (23.56)%
-------------------------------------------------------------------------
11/1/99* through 10/31/01                                          4.31
-------------------------------------------------------------------------

 Cumulative Total Return+

11/1/99-* through 10/31/01                                          8.81%
-------------------------------------------------------------------------
+ Assumes the reinvestment of all dividends and capital gain distributions.
* Commencement of operations.


      11 Travelers Series Fund, Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
                      Smith Barney Mid Cap Core Portfolio
                  vs. the Standard & Poor's MidCap 400 Index+

           --------------------------------------------------------

                         November 1999 -- October 2001

[CHART]
                  Smith Barney             Standard & Poor's
               Mid Cap Portfolio           MidCap 400 Index
11/1/99           10,000                      10,000
4/30/00           12,944                      12,057
10/31/00          14,236                      13,016
4/30/01           13,011                      12,834
10/31/01          10,881                      11,395

+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Mid Cap Core Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


      12 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments                                      October 31, 2001


                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

     SHARES                        SECURITY                         VALUE
   ---------------------------------------------------------------------------
   COMMON STOCK -- 91.2%
   Biotechnology -- 19.4%
       162,500 Alkermes, Inc.*                                   $  4,168,125
       206,245 Amgen Inc.*                                         11,718,841
       373,850 Chiron Corp.*                                       20,120,607
       196,400 COR Therapeutics, Inc.*                              4,424,892
        43,200 Genentech, Inc.*                                     2,257,200
               Genzyme Corp.:
        11,574   Biosurgery Division*                                  63,657
       308,100   General Division*                                 16,621,995
       211,000 ImClone Systems Inc.*                               13,281,013
         2,300 Nabi*                                                   17,940
   --------------------------------------------------------------------------
                                                                   72,674,270
   --------------------------------------------------------------------------
   Broadcasting/Cable -- 11.4%
       282,500 Cablevision Systems Corp., Class A Shares*           9,675,625
        85,000 Cablevision Systems Corp. -- Rainbow Media Group*    1,814,750
       405,260 Comcast Corp., Class A Special Shares*              14,524,519
       611,400 Liberty Media Corp, Class A Shares                   7,147,266
       254,699 Viacom Inc., Class B Shares*                         9,299,060
        34,600 World Wrestling Federation Entertainment, Inc.*        389,942
   --------------------------------------------------------------------------
                                                                   42,851,162
   --------------------------------------------------------------------------
   Communications -- 2.4%
       150,000 Adaptive Broadband Corp.*                                1,500
       245,000 AT&T Corp.                                           3,736,250
       116,100 C-COR.net Corp.*                                       795,285
       218,200 Nokia Oyj ADR                                        4,475,282
   --------------------------------------------------------------------------
                                                                    9,008,317
   --------------------------------------------------------------------------
   Computer Hardware -- 1.4%
       459,076 Maxtor Corp.*                                        2,249,472
       242,000 Quantum Corp. -- DLT & Storage Systems*              2,040,060
       100,000 Sandisk Corp.*                                       1,094,000
   --------------------------------------------------------------------------
                                                                    5,383,532
   --------------------------------------------------------------------------
   Computer Software/Internet -- 4.3%
       385,367 AOL Time Warner Inc.*                               12,027,304
        45,000 DSP Group Inc.*                                        945,000
        16,132 Microsoft Corp.*                                       938,076
       105,000 RSA Security Inc.*                                   1,264,200
        75,000 Verity, Inc.*                                          796,500
   --------------------------------------------------------------------------
                                                                   15,971,080
   --------------------------------------------------------------------------



                      See Notes to Financial Statements.



      13 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

            SHARES                 SECURITY                 VALUE
          ------------------------------------------------------------
          Diversified Technology -- 2.4%
               45,000 Cabot Microelectronics Corp*       $  2,982,600
               12,400 Excel Technology, Inc.*                 192,696
              382,965 TyCom, Ltd.*                          5,867,024
          -----------------------------------------------------------
                                                            9,042,320
          -----------------------------------------------------------
          Drug Delivery/Testing -- 2.3%
                1,400 Albany Molecular Research, Inc.*         38,780
                5,400 Cygnus, Inc.*                            27,000
               40,000 IMPATH Inc.*                          1,474,800
              186,666 King Pharmaceuticals, Inc.*           7,278,107
          -----------------------------------------------------------
                                                            8,818,687
          -----------------------------------------------------------
          Electronic - Military -- 1.7%
               74,400 L-3 Communications Holdings, Inc.*    6,463,128
          -----------------------------------------------------------
          Healthcare - Miscellaneous -- 0.7%
               55,100 Biosite Diagnostics Inc.*               860,111
              173,000 Nanogen, Inc.*                        1,574,300
                  800 Tularik Inc.*                            18,400
          -----------------------------------------------------------
                                                            2,452,811
          -----------------------------------------------------------
          Investment Banking and Other Financials -- 9.0%
               16,500 Astoria Financial Corp.                 859,485
              280,300 Lehman Brothers Holdings Inc.        17,507,538
              134,400 Merrill Lynch & Co., Inc.             5,874,624
              225,000 Nasdaq-100 Index Tracking Stock*      7,627,500
               22,200 Neuberger Berman Inc.                   774,336
               54,900 Roslyn Bancorp, Inc.                    996,435
          -----------------------------------------------------------
                                                           33,639,918
          -----------------------------------------------------------
          Managed Healthcare Providers -- 5.1%
              288,000 UnitedHealth Group Inc.              18,936,000
          -----------------------------------------------------------
          Multi - Industry -- 4.7%
              359,800 Tyco International Ltd.              17,680,572
          -----------------------------------------------------------
          Oil Field Equipment/Services -- 5.2%
              115,800 Core Laboratories N.V.*               1,887,540
              353,150 Grant Prideco, Inc.*                  3,210,134
              416,450 Weatherford International, Inc.*     14,255,083
          -----------------------------------------------------------
                                                           19,352,757
          -----------------------------------------------------------
          Pharmaceuticals -- 13.9%
              201,900 Forest Laboratories, Inc.*           15,017,322
               50,000 ICN Pharmaceuticals, Inc.             1,210,500
              303,806 IDEC Pharmaceuticals Corp.*          18,222,284
              224,750 Isis Pharmaceuticals, Inc.*           4,665,810


                      See Notes to Financial Statements.



      14 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

   SHARES                          SECURITY                           VALUE
--------------------------------------------------------------------------------
Pharmaceuticals -- 13.9% (continued)
     154,448 Johnson & Johnson                                     $  8,944,084
       7,303 Pfizer Inc.                                                305,996
       3,490 Pharmacia Corp.                                            141,415
     101,200 SICOR Inc.*                                              1,897,500
      64,400 Vertex Pharmaceuticals Inc.*                             1,577,800
-------------------------------------------------------------------------------
                                                                     51,982,711
-------------------------------------------------------------------------------
Semiconductors -- 4.4%
     229,000 Cirrus Logic, Inc.*                                      2,548,770
     197,334 Intel Corp.                                              4,818,896
     401,800 Micron Technology, Inc.*                                 9,144,968
      10,300 Standard Microsystems Corp.*                               103,000
       1,092 Teradyne, Inc.*                                             25,166
-------------------------------------------------------------------------------
                                                                     16,640,800
-------------------------------------------------------------------------------
Telephone Cellular -- 2.9%
     164,360 AT & T Wireless Services Inc.*                           2,373,358
     250,000 Motorola, Inc.                                           4,092,500
     210,000 RF Micro Devices, Inc.*                                  4,292,400
-------------------------------------------------------------------------------
                                                                     10,758,258
-------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $388,990,300)                                 341,656,323
-------------------------------------------------------------------------------
    FACE
   AMOUNT                          SECURITY                           VALUE
--------------------------------------------------------------------------------
CORPORATE NOTES -- 0.0%
Financial Services -- 0.0%
$      5,000 Pemex Finance Ltd., Notes, 9.03% due 2/15/11
             (Cost -- $5,296)                                             5,641
-------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $388,995,596)                                 341,661,964
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.8%
  33,122,000 Goldman, Sachs & Co., 2.55% due 11/1/01; Proceeds
              at maturity -- $33,124,346; (Fully collateralized by
              U.S. Treasury Bills, Notes & Bonds, 0.00% to 14.00%
              due 11/8/01 to 4/15/32; Market value -- $33,784,503)
              (Cost -- $33,122,000)                                  33,122,000
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $422,117,596**)                              $374,783,964
-------------------------------------------------------------------------------

* Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



      15 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY MID CAP CORE PORTFOLIO

       SHARES                       SECURITY                       VALUE
     -----------------------------------------------------------------------
     COMMON STOCK -- 87.3%
     Banking -- 5.8%
           9,540 Commerce Bancorp, Inc.                          $  696,420
           4,300 M&T Bank Corp.                                     281,650
          21,900 North Fork Bancorporation, Inc.                    611,010
           9,210 State Street Corp.                                 419,423
     ----------------------------------------------------------------------
                                                                  2,008,503
     ----------------------------------------------------------------------
     Broadcast Media -- 2.6%
           6,800 Cablevision Systems Corp., Class A Shares*+        232,900
           5,900 Entercom Communications Corp.*                     198,830
           6,220 Gemstar - TV Guide International, Inc.*            126,079
           6,330 Imax Corp.*                                          7,786
          13,250 Univision Communications, Inc., Class A Shares*    331,250
     ----------------------------------------------------------------------
                                                                    896,845
     ----------------------------------------------------------------------
     Computer Hardware -- 1.5%
          22,150 Apple Computer, Inc.*                              388,954
           3,075 Lexmark International, Inc., Class A Shares*       137,606
     ----------------------------------------------------------------------
                                                                    526,560
     ----------------------------------------------------------------------
     Computer Software -- 5.3%
           8,574 Advent Software, Inc.*                             330,699
           8,100 Citrix Systems, Inc.*                              189,540
           8,110 Electronic Arts Inc.*                              417,341
          11,200 Fiserv, Inc.*+                                     416,528
           4,015 Mercury Interactive Corp.*                          95,637
          17,690 Siebel Systems, Inc.*                              288,878
           3,377 VERITAS Software Corp.*                             95,839
     ----------------------------------------------------------------------
                                                                  1,834,462
     ----------------------------------------------------------------------
     Consumer Durables -- 1.8%
          13,825 Harley-Davidson, Inc.                              625,720
     ----------------------------------------------------------------------
     Electronics - Instruments -- 3.7%
          13,250 AES Corp.                                          183,513
           7,900 Calpine Corp.*                                     195,525
           5,650 DPL Inc.                                           129,950
           6,500 Jabil Circuit, Inc.*                               137,800
           7,400 Mirant Corp.*                                      192,400
          13,168 Molex, Inc., Class A Shares                        327,225
           9,000 Symbol Technologies, Inc.                          115,650
     ----------------------------------------------------------------------
                                                                  1,282,063
     ----------------------------------------------------------------------
     Electronics - Semiconductors -- 3.0%
           5,050 Applied Micro Circuits Corp.*                       55,701
           6,850 Exar Corp.*                                        154,399
          11,250 GlobeSpan, Inc.*                                   134,550


                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001



                      SMITH BARNEY MID CAP CORE PORTFOLIO

     SHARES                      SECURITY                         VALUE
     ----------------------------------------------------------------------
     Electronics - Semiconductors -- 3.0% (continued)
      4,620 Maxim Integrated Products, Inc.*                    $  211,365
      7,600 National Semiconductor Corp.*                          197,448
      3,590 NVIDIA Corp.*                                          153,867
      3,850 Xilinx, Inc.*                                          117,117
     ---------------------------------------------------------------------
                                                                 1,024,447
     ---------------------------------------------------------------------
     Energy -- 0.9%
      3,900 Allegheny Energy, Inc.                                 142,545
        220 Peabody Energy Corp.                                     6,600
      6,350 Teco Energy, Inc.                                      163,513
     ---------------------------------------------------------------------
                                                                   312,658
     ---------------------------------------------------------------------
     Entertainment -- 1.3%
     10,400 Carnival Corp.                                         226,512
      9,800 Fox Entertainment Group, Inc.*                         215,698
     ---------------------------------------------------------------------
                                                                   442,210
     ---------------------------------------------------------------------
     Financial Services -- 3.6%
     15,960 Ambac Financial Group, Inc.                            766,080
      6,200 Doral Financial Corp.                                  216,194
     11,900 National Commerce Financial Corp.                      270,725
     ---------------------------------------------------------------------
                                                                 1,252,999
     ---------------------------------------------------------------------
     Foods -- 3.9%
      6,800 Hain Celestial Group, Inc.*                            134,096
      8,900 Hormel Foods Corp.                                     213,600
     17,803 Pepsi Bottling Group, Inc.+                            827,483
      6,000 Performance Food Group Co.                             176,340
     ---------------------------------------------------------------------
                                                                 1,351,519
     ---------------------------------------------------------------------
     Healthcare - Drugs -- 5.7%
     10,150 Affymetrix, Inc.*                                      305,008
      6,000 Forest Laboratories, Inc.*                             446,280
     25,326 Sepracor Inc.*                                       1,201,465
     ---------------------------------------------------------------------
                                                                 1,952,753
     ---------------------------------------------------------------------
     Household Furniture and Apparel -- 1.5%
      9,150 Alberto-Culver Co., Class B Shares                     332,145
      7,350 Bed Bath & Beyond Inc.*                                184,191
     ---------------------------------------------------------------------
                                                                   516,336
     ---------------------------------------------------------------------
     Insurance - Brokers -- 1.6%
     14,786 Arthur J. Gallagher & Co.                              540,280
     ---------------------------------------------------------------------
     Insurance - Life -- 2.1%
     24,563 Annuity and Life & Re Holdings, Ltd.+                  570,844
      4,476 Nationwide Financial Services, Inc., Class A Shares    152,274
     ---------------------------------------------------------------------
                                                                   723,118
     ---------------------------------------------------------------------


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                      SMITH BARNEY MID CAP CORE PORTFOLIO

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY MID CAP CORE PORTFOLIO

     SHARES                         SECURITY                         VALUE
   ---------------------------------------------------------------------------
   Internet Services -- 1.1%
         2,800 CheckFree Corp.*                                    $   39,424
         6,300 DoubleClick Inc.*                                       46,494
        15,200 Network Associates, Inc.*                              291,840
   --------------------------------------------------------------------------
                                                                      377,758
   --------------------------------------------------------------------------
   Investment Bankers - Brokers -- 2.3%
         7,225 Capital One Financial Corp.                            298,465
         4,000 Lehman Brothers Holdings Inc.                          249,840
         8,937 Waddell & Reed Financial, Inc., Class A Shares         227,804
   --------------------------------------------------------------------------
                                                                      776,109
   --------------------------------------------------------------------------
   Manufacturing -- 8.2%
         5,550 Air Products & Chemicals, Inc.                         222,222
         4,750 Alcan, Inc.                                            145,113
         3,200 American Standard Cos., Inc.*                          185,280
        10,235 Danaher Corp.                                          570,499
         6,030 Engelhard Corp.                                        157,865
         1,850 General Dynamics Corp.                                 150,960
         4,450 Georgia Pacific Corp.                                  123,532
        12,600 International Flavors & Fragrances, Inc.               359,226
           375 OM Group, Inc.                                          22,706
         7,700 Pennzoil Quaker State Co.                               90,321
         3,650 Praxair, Inc.                                          172,207
         5,200 Sealed Air Corp.*                                      208,208
        11,700 Waters Corp.*+                                         415,233
   --------------------------------------------------------------------------
                                                                    2,823,372
   --------------------------------------------------------------------------
   Medical Products and Services -- 8.4%
         5,850 Anthem, Inc.*                                          244,998
         1,450 Cross Country, Inc.*                                    29,566
         3,350 Genzyme Corp.*                                         180,733
        12,900 Health Management Associates, Inc., Class A Shares*    251,421
        11,987 IVAX Corp.                                             246,333
         7,850 King Pharmaceuticals, Inc.*                            306,072
         7,300 Lincare Holdings Inc.*                                 187,610
         3,455 MedImmune, Inc.*                                       135,574
         7,376 Quest Diagnostics Inc.*                                482,243
         4,550 Universal Health Services, Inc., Class B Shares        183,775
         1,100 Wellpoint Health Networks Inc.*                        122,749
        16,932 Zimmer Holdings Inc.*                                  523,368
   --------------------------------------------------------------------------
                                                                    2,894,442
   --------------------------------------------------------------------------
   Oil - Domestic -- 0.9%
         4,100 Murphy Oil Corp.+                                      325,950
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY MID CAP CORE PORTFOLIO

             SHARES                 SECURITY                 VALUE
           -----------------------------------------------------------
           Oil/Gas Drilling and Equipment -- 1.7%
                13,280 Diamond Offshore Drilling, Inc.     $  366,528
                 5,855 Newfield Exploration Co.*              203,813
           ----------------------------------------------------------
                                                              570,341
           ----------------------------------------------------------
           Oil Well Equipment and Service -- 2.8%
                11,080 BJ Services Co.*                       283,537
                 7,710 Cooper Cameron Corp.*                  300,690
                11,500 Weatherford International, Inc.*+      393,645
           ----------------------------------------------------------
                                                              977,872
           ----------------------------------------------------------
           Pharmaceuticals -- 1.5%
                 5,350 ImClone Systems Inc.*                  336,746
                 7,100 Millennium Pharmaceuticals, Inc.*      180,766
           ----------------------------------------------------------
                                                              517,512
           ----------------------------------------------------------
           Pipelines -- 0.8%
                 8,100 Dynegy Inc., Class A Shares            290,790
           ----------------------------------------------------------
           Real Estate Investment Trusts -- 1.3%
                11,650 IndyMac Bancorp, Inc.                  299,172
                 5,797 The St. Joe Co.                        149,215
           ----------------------------------------------------------
                                                              448,387
           ----------------------------------------------------------
           Retail - Department -- 0.7%
                 5,775 Dollar Tree Stores, Inc.*              129,764
                 3,200 Federated Department Stores, Inc.*     102,368
           ----------------------------------------------------------
                                                              232,132
           ----------------------------------------------------------
           Retail - Specialty -- 1.6%
                 5,420 Best Buy Co., Inc.*                    297,558
                 7,700 Darden Restaurants, Inc.               246,554
           ----------------------------------------------------------
                                                              544,112
           ----------------------------------------------------------
           Savings and Loan -- 0.9%
                 7,715 Countrywide Credit Industries, Inc.    308,060
           ----------------------------------------------------------
           Services - Commercial and Construction -- 4.6%
                 7,600 Convergys Corp.*                       213,560
                 9,650 Ecolab, Inc.                           339,487
                 5,150 Raytheon Co.                           166,087
                 8,520 SPX Corp.                              848,592
           ----------------------------------------------------------
                                                            1,567,726
           ----------------------------------------------------------
           Services - Computer Systems -- 2.2%
                 5,785 BMC Software, Inc.*                     87,180
                16,569 FactSet Research Systems Inc.*+        410,083
                 6,575 Intuit Inc.*                           264,446
           ----------------------------------------------------------
                                                              761,709
           ----------------------------------------------------------


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                          October 31, 2001


                      SMITH BARNEY MID CAP CORE PORTFOLIO

   SHARES                               SECURITY                                VALUE
-----------------------------------------------------------------------------------------
Telecommunications - Long Distance -- 3.4%
       3,800 Amdocs Ltd.*                                                    $    99,218
       7,750 Comverse Technology, Inc.*                                          145,777
       8,670 L-3 Communications Holdings, Inc.*                                  753,163
       4,850 Time Warner Telecom Inc., Class A Shares*                            53,156
       7,885 TyCom, Ltd.*                                                        120,798
---------------------------------------------------------------------------------------
                                                                               1,172,112
---------------------------------------------------------------------------------------
Trucking -- 0.6%
      12,500 Knightsbridge Tankers Ltd.                                          207,250
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $33,319,991)                                            30,086,107
---------------------------------------------------------------------------------------
    FACE
   AMOUNT                               SECURITY                                VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.7%
$  4,371,000 Goldman Sachs & Co., 2.55% due 11/1/01;
               Proceeds at maturity -- $4,371,310; (Fully collateralized by
               U.S. Treasury Bills, Notes, and Bonds, 0.00% to 14.00% due
               11/8/01 to 4/15/32; Market value -- $4,458,428)
               (Cost -- $4,371,000)                                            4,371,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $37,690,991**)                                         $34,457,107

-------
 * Non-income producing security.
 + A portion of this security has been segregated for futures contract commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                          October 31, 2001


                                                              Smith Barney    Smith Barney
                                                            Aggressive Growth Mid Cap Core
                                                                Portfolio      Portfolio
-------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $388,995,596 and
   $33,319,991, respectively)                                 $341,661,964    $30,086,107
  Repurchase agreements, at value (Cost -- $33,122,000
   and $4,371,000, respectively)                                33,122,000      4,371,000
  Cash                                                                 895            343
  Receivable for Fund shares sold                                  576,904        141,421
  Dividends and interest receivable                                 38,204         17,994
  Receivable from broker -- variation margin                            --         34,500
  Other assets                                                      39,637             --
-----------------------------------------------------------------------------------------
  Total Assets                                                 375,439,604     34,651,365
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                               8,826,563        218,159
  Management fees payable                                          249,298         16,284
  Payable for Fund shares purchased                                     --          4,068
  Accrued expenses                                                  69,930         37,234
-----------------------------------------------------------------------------------------
  Total Liabilities                                              9,145,791        275,745
-----------------------------------------------------------------------------------------
Total Net Assets                                              $366,293,813    $34,375,620
-----------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                 $        297    $        32
  Capital paid in excess of par value                          413,929,527     39,400,588
  Undistributed net investment income                                   --         58,003
  Accumulated net realized loss from security transactions
   and futures contracts                                          (302,379)    (2,033,971)
  Net unrealized depreciation of investments and
   futures contracts                                           (47,333,632)    (3,049,032)
-----------------------------------------------------------------------------------------
Total Net Assets                                              $366,293,813    $34,375,620
-----------------------------------------------------------------------------------------
Shares Outstanding                                              29,738,594      3,173,144
-----------------------------------------------------------------------------------------
Net Asset Value                                                     $12.32         $10.83
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Operations                   For the Year Ended October 31, 2001


                                                               Smith Barney    Smith Barney
                                                             Aggressive Growth Mid Cap Core
                                                                 Portfolio      Portfolio
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                     $    211,402    $   154,851
  Dividends                                                         948,615        135,032
  Less: Foreign withholding tax                                        (602)          (121)
-----------------------------------------------------------------------------------------
  Total Investment Income                                         1,159,415        289,762
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                         2,144,923        181,103
  Audit and legal                                                    29,702         15,300
  Shareholder communications                                         21,013          2,650
  Shareholder and system servicing fees                              15,494         15,751
  Custody                                                             6,359         15,500
  Directors' fees                                                     5,148          2,850
  Other                                                               6,099            309
-----------------------------------------------------------------------------------------
  Total Expenses                                                  2,228,738        233,463
  Less: Management fee waiver (Note 2)                                   --         (4,067)
-----------------------------------------------------------------------------------------
  Net Expenses                                                    2,228,738        229,396
-----------------------------------------------------------------------------------------
Net Investment Income (Loss)                                     (1,069,323)        60,366
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
  Realized Loss From:
   Security transactions (excluding short-term securities)         (302,379)    (1,414,235)
   Futures contracts                                                     --       (570,943)
-----------------------------------------------------------------------------------------
  Net Realized Loss                                                (302,379)    (1,985,178)
-----------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation (Note 8)                (53,399,733)    (5,169,460)
-----------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                   (53,702,112)    (7,154,638)
-----------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                         $(54,771,435)   $(7,094,272)
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets


                                                For the Years Ended October 31,

 Smith Barney Aggressive Growth Portfolio               2001        2000(a)
 -------------------------------------------------------------------------------
 OPERATIONS:
  Net investment loss                               $ (1,069,323) $    (93,666)
  Net realized gain (loss)                              (302,379)       35,728
  (Increase) decrease in net unrealized
    depreciation                                     (53,399,733)    6,066,101
 ------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations  (54,771,435)    6,008,163
 ------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Capital                                                     --        (4,004)
 ------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
    Shareholders                                              --        (4,004)
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                   251,837,613   160,121,916
  Net assets of shares issued in connection with
    the transfer of CitiSelect VIP Folio 400
    Growth and CitiSelect VIP Folio 500 Growth
    Plus Portfolios' net assets (Note 8)              10,290,400            --
  Net asset value of shares issued for
    reinvestment of dividends                                 --         4,004
  Cost of shares reacquired                           (5,615,652)   (1,577,192)
 ------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
    Transactions                                     256,512,361   158,548,728
 ------------------------------------------------------------------------------
 Increase in Net Assets                              201,740,926   164,552,887
 NET ASSETS:
  Beginning of year                                  164,552,887            --
 ------------------------------------------------------------------------------
  End of year*                                      $366,293,813  $164,552,887
 ------------------------------------------------------------------------------
(a) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.


                      See Notes to Financial Statements.


      23 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

                                                For the Years Ended October 31,

Smith Barney Mid Cap
Core Portfolio                                                       2001        2000(a)
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                           $    60,366   $    66,661
 Net realized loss                                                (1,985,178)      (48,793)
 Increase (decrease) in net unrealized appreciation               (5,169,460)    2,120,428
---------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations                (7,094,272)    2,138,296
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                               (64,018)       (5,006)
---------------------------------------------------------------------------------------------
 Decrease in Net Assets From
   Distributions to Shareholders                                     (64,018)       (5,006)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares                                 28,867,129    16,601,167
 Net asset value of shares issued for reinvestment of dividends       64,018         5,006
 Cost of shares reacquired                                        (4,895,141)   (1,241,559)
---------------------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions              24,036,006    15,364,614
---------------------------------------------------------------------------------------------
Increase in Net Assets                                            16,877,716    17,497,904
NET ASSETS:
 Beginning of year                                                17,497,904            --
---------------------------------------------------------------------------------------------
 End of year                                                     $34,375,620   $17,497,904
---------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                   $58,003       $61,655
---------------------------------------------------------------------------------------------

(a) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.


                      See Notes to Financial Statements.


      24 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when


      25 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2001, reclassifications were made to the capital accounts of the Smith Barney Aggressive Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Smith Barney Aggressive Growth Portfolio a portion of accumulated net investment loss amounting to $1,069,323, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager of the Smith Barney Aggressive Growth Portfolio ("SBAG") and Smith Barney Mid Cap Core Portfolio ("SBMCC"). SBAG and SBMCC pay SBFM a management fee calculated at the annual rates of 0.80% and 0.75%, respectively, of the average daily net assets of each Portfolio. For the year ended October 31, 2001, SBFM waived a portion of its management fee in the amount of $4,067 for SBMCC.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended October 31, 2001, each Portfolio paid transfer agent fees of $5,000 to CFTC.


      26 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 2001, SSB received brokerage commissions totaling $23,186.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                          Smith Barney    Smith Barney
                                        Aggressive Growth Mid Cap Core
                                            Portfolio      Portfolio
-----------------------------------------------------------------------
Purchases                                 $248,931,313    $32,251,912
----------------------------------------------------------------------
Sales                                        6,729,998      9,297,740
----------------------------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                          Smith Barney    Smith Barney
                                        Aggressive Growth Mid Cap Core
                                            Portfolio      Portfolio
-----------------------------------------------------------------------
Gross unrealized appreciation             $ 35,221,428    $ 1,698,180
Gross unrealized depreciation              (82,555,060)    (4,932,064)
----------------------------------------------------------------------
Net unrealized depreciation               $(47,333,632)   $(3,233,884)
----------------------------------------------------------------------

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2001, the Portfolios did not have any securities on loan.


      27 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, SBMCC had the following open futures contracts:

                       # of                 Basis      Market   Unrealized
                     Contracts Expiration   Value      Value       Gain
---------------------------------------------------------------------------
Purchased Contracts:
S&P MidCap 400          15       12/01    $3,200,273 $3,385,125  $184,852
--------------------------------------------------------------------------

6. Option Contracts

SBMCC may from time to time enter into purchased call or put option contracts as well as write covered call option contracts.

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the


      28 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When the Portfolio writes a covered call option, an amount equal to the premium received by the Portfolio are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the year ended October 31, 2001, the Portfolio did not enter into any written covered call or put option contracts.

7. Capital Loss Carryforward

At October 31, 2001, SBAG and SBMCC had, for Federal income tax purposes, a capital loss carryforward of approximately $302,000 and $1,584,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

       2008      2009
-------------------------
SBAG       -- $  302,000
------------------------
SBMCC $43,000  1,541,000
------------------------


      29 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

8. Transfer of Net Assets

On April 20, 2001, the Smith Barney Aggressive Growth Portfolio (''Portfolio'') acquired the assets and liabilities of the CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus ("CitiSelect Portfolios") pursuant to a plan of reorganization approved by CitiSelect shareholders. Total shares issued by the Portfolio, the total net assets of the CitiSelect Portfolios and the total net assets of the Portfolio on the date of the transfer are as follows:

                                                              Total Net Assets
Acquired                                      Shares Issued   of the CitiSelect Total Net Assets
CitiSelect Portfolios                        by the Portfolio    Portfolios     of the Portfolio
-------------------------------------------------------------------------------------------------
CitiSelect VIP Folio 400 Growth                  549,889         $7,555,473       $267,865,156
CitiSelect VIP Folio 500 Growth Plus             199,048          2,734,927        267,865,156
------------------------------------------------------------------------------------------------

Total net assets of the Portfolio immediately after the transfer were $278,155,556. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital Shares

At October 31, 2001, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                              Year Ended        Year Ended
                                           October 31, 2001  October 31, 2000*
  -----------------------------------------------------------------------------
  Smith Barney Aggressive Growth Portfolio
  Shares sold                                    18,509,389     11,051,217
  Shares issued on reinvestment                          --            333
  Net asset value of shares issued in
   connection with the transfer of
   CitiSelect VIP Folio 400 Growth and
   CitiSelect VIP Folio 500 Growth Plus
   Portfolios' net assets                           748,937             --
  Shares reacquired                                (471,206)      (100,076)
  ----------------------------------------------------------------------------
  Net Increase                                   18,787,120     10,951,474
  ----------------------------------------------------------------------------
  Smith Barney Mid Cap Core Portfolio
  Shares sold                                     2,318,224      1,321,458
  Shares issued on reinvestment                       4,592            434
  Shares reacquired                                (380,039)       (91,525)
  ----------------------------------------------------------------------------
  Net Increase                                    1,942,777      1,230,367
  ----------------------------------------------------------------------------
* Commencement of operations was November 1, 1999.


      30 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Aggressive Growth Portfolio              2001   2000/(1)(2)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $15.03      $10.00
------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                                 (0.05)      (0.03)
 Net realized and unrealized gain (loss)             (2.66)       5.07
------------------------------------------------------------------------
Total Income (Loss) From Operations                  (2.71)       5.04
------------------------------------------------------------------------
Less Distributions From:
 Capital                                                --       (0.01)
------------------------------------------------------------------------
Total Distributions                                     --       (0.01)
------------------------------------------------------------------------
Net Asset Value, End of Year                        $12.32      $15.03
------------------------------------------------------------------------
Total Return                                        (18.03)%     50.41%
------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $366,294    $164,553
------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(3)/                                        0.84%       0.99%
 Net investment loss                                 (0.40)      (0.21)
------------------------------------------------------------------------
Portfolio Turnover Rate                                  3%          0%
------------------------------------------------------------------------
(1) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.

      31 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

         Smith Barney Mid Cap Core Portfolio           2001   2000/(1)/
         ---------------------------------------------------------------
         Net Asset Value, Beginning of Year          $14.22    $10.00
         ------------------------------------------------------------
         Income (Loss) From Operations:
           Net investment income/(3)/                  0.02      0.06
           Net realized and unrealized gain (loss)    (3.36)     4.17
         ------------------------------------------------------------
         Total Income (Loss) From Operations          (3.34)     4.23
         ------------------------------------------------------------
         Less Distributions From:
           Net investment income                      (0.05)    (0.01)
         ------------------------------------------------------------
         Total Distributions                          (0.05)    (0.01)
         ------------------------------------------------------------
         Net Asset Value, End of Year                $10.83    $14.22
         ------------------------------------------------------------
         Total Return                                (23.56)%   42.36%
         ------------------------------------------------------------
         Net Assets, End of Year (000s)             $34,376   $17,498
         ------------------------------------------------------------
         Ratios to Average Net Assets:
           Expenses/(2)(3)/                            0.95%     0.95%
           Net investment income                       0.25      0.72
         ------------------------------------------------------------
         Portfolio Turnover Rate                         45%       61%
         ------------------------------------------------------------

(1) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(2) The manager has agreed to waive a portion of its management fee for the year ended October 31, 2001 and the period ended October 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                             Per Share Decreases to   Expense Ratios
                             Net Investment Income  Without Fee Waivers
                             ---------------------  -------------------
         2001                        $0.00*                0.96%
         2000                         0.04                 1.46

(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
* Amount represents less than $0.01 per share.

      32 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Independent Auditors' Report


The Shareholders and Board of Directors of Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Aggressive Growth and Smith Barney Mid Cap Core Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2001, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
New York, New York
December 12, 2001


      33 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

 Tax Information (unaudited)


For Federal tax purposes the Smith Barney Mid Cap Core Portfolio hereby designates for the fiscal year ended October 31, 2001:

   . A corporate dividends received deduction of 65.43%.


      34 Travelers Series Fund Inc. | 2001 Annual Report to Shareholders

TRAVELERS SERIES
FUND INC.


                  DIRECTORS                 INVESTMENT MANAGER
                  Victor K. Atkins          Smith Barney Fund
                  A.E. Cohen                 Management LLC
                  Robert A. Frankel
                  Michael Gellert           CUSTODIAN
                  Rainer Greeven            PFPC Trust Company
                  Susan M. Heilbron
                  Heath B. McLendon,        ANNUITY
                   Chairman                 ADMINISTRATION
                                            Travelers Annuity
                  OFFICERS                  Investor Services
                  Heath B. McLendon         5 State House Square
                  President and             1 Tower Square
                  Chief Executive Officer   Hartford, CT 06183

                  Lewis E. Daidone
                  Senior Vice President
                  and Treasurer

                  Richard A. Freeman
                  Vice President

                  Lawrence B. Weissman
                  Vice President

                  Paul A. Brook
                  Controller

                  Christina T. Sydor
                  Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004



  Salomon Smith Barney
  A member of the Citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0903 12/01